UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 11 of its series:

Wells Fargo Diversified Capital Builder Fund, Wells Fargo Diversified Income Builder Fund, Wells Fargo Index Asset Allocation Fund, Wells Fargo International Bond Fund, Wells Fargo Strategic Income Fund, Wells Fargo C&B Mid Cap Value Fund, Wells Fargo Common Stock Fund, Wells Fargo Discovery Fund, Wells Fargo Enterprise Fund, Wells Fargo Opportunity Fund, and Wells Fargo Special Mid Cap Value Fund.

Date of reporting period: September 30, 2018

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

September 30, 2018

Wells Fargo Diversified Capital Builder Fund

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The views expressed and any forward-looking statements are as of September 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified Capital Builder Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Economic growth and stock markets globally diverged beginning early in 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified Capital Builder Fund for the 12-month period that ended September 30, 2018. A strong fourth-quarter performance for equity and fixed-income markets closed 2017. Economic growth and stock markets globally diverged beginning early in 2018. For fixed-income investors, taxable bond returns were restrained in a rising-rate environment while high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 17.91% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.76%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.22% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.45%. The Bloomberg Barclays Municipal Bond Index6 added 0.35%, and the ICE BofAML U.S. High Yield Index7 was up 2.94%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases generally benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Diversified Capital Builder Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the third quarter of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71%, while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the range for the federal funds rate from 1.75% to 2.00%, then again in September from 2.00% to 2.25%. Observers expected at least one more rate increase before the end of 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.05% and 3.19%, respectively, on September 30, 2018, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Diversified Capital Builder Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Diversified Capital Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret Patel

Average annual total returns (%) as of September 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKBAX)	1-20-1998	5.28	11.61	10.13	11.72	12.94	10.78	1.12	1.12
Class C (EKBCX)	1-22-1998	9.88	12.10	9.96	10.88	12.10	9.96	1.87	1.87
Administrator Class (EKBDX)	7-30-2010	–	–	–	11.73	13.11	10.97	1.04	1.04
Institutional Class (EKBYX)	1-26-1998	–	–	–	12.04	13.36	11.19	0.79	0.78
Diversified Capital Builder Blended Index[4]	–	–	–	–	13.93	11.63	11.49	–	–
ICE BofAML U.S. Cash Pay High Yield Index[5]	–	–	–	–	2.89	5.52	9.30	–	–
Russell 1000® Index[6]	–	–	–	–	17.76	13.67	12.09	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified Capital Builder Fund	7

Growth of $10,000 investment as of September 30, 2018[7]

[1]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Diversified Capital Builder Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.20% for Class A, 1.95% for Class C, 1.05% for Administrator Class, and 0.78% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed of the Russell 1000® Index (75%) and the ICE BofAML U.S. Cash Pay High Yield Index (25%). You cannot invest directly in an index.

[5]

The ICE BofAML U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[6]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Diversified Capital Builder Blended Index, the ICE BofAML U.S. Cash Pay High Yield Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held in the Fund at the end of the reporting period.

8	Wells Fargo Diversified Capital Builder Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Diversified Capital Builder Blended Index, for the 12-month period that ended September 30, 2018.

∎

The Fund underperformed the benchmark because of underperformance in the information technology (IT) sector, particularly because the Fund did not own several large IT companies that make up a significant portion of the sector. The Fund also had overweights to the materials and industrials sectors, both of which underperformed the market.

∎

In the Fund’s bond portfolio, holdings underperformed the bond portion of the benchmark index, the ICE BofAML U.S. Cash Pay High Yield Index, reflecting the portfolio’s overweight to above-average-quality high-yield bonds.

Equities advanced steadily over the course of the fiscal year, reflecting accelerating economic growth as well as increasing revenues and profits from many companies.

Prices for stocks outperformed high-yield bonds over the period. Equities moved up during the fiscal year, with only a small correction in stock prices in the January to February 2018 period, after which stocks resumed their advance.

Bond performance was, on balance, negative, with bond prices decreasing as interest rates rose, offsetting much of the interest earned in the 12-month period. Both Treasury and investment-grade corporate bonds declined as rates increased, and the price drops offset virtually all of the income earned, producing modest negative returns in the fiscal year for these sectors. High-yield bonds, in contrast, produced small positive returns because the greater income provided by the below-investment-grade sector more than offset small price declines.

Ten largest holdings (%) as of September 30, 2018[8]
Becton Dickinson & Company	3.49
Alphabet Incorporated Class A	3.46
Abbott Laboratories	3.33
Amphenol Corporation Class A	3.23
Leidos Holdings Incorporated	3.17
Thermo Fisher Scientific Incorporated	2.92
Plains All American Pipeline LP	2.56
Kinder Morgan Incorporated	2.54
LyondellBasell Industries NV Class A	2.50
Andeavor Logistics LP	2.30

Stocks gained in value during the period.

Stocks increased with just small price setbacks, such as those that occurred in January and February 2018. Many investors were concerned that stock prices would decline if interest rates went up or if economic growth decelerated, with the result that companies would not be able to maintain their recent historically high profit margins and profit growth. However, these concerns did not negatively affect the stock market’s advance, as investors focused more on rising profits than they did on the relatively small rise in interest rates. In addition, it remained clear that the U.S. Federal Reserve was sensitive to market concerns about rising rates and it would attempt to adjust interest rates in a gradual manner, which was judged as unlikely to affect economic growth and stock market valuations adversely.

Portfolio allocation as of September 30, 2018[9]

The Fund underperformed relative to its equity benchmark, primarily due to its performance in the IT sector, where the Fund did not have exposure to several large-capitalization stocks whose performance far outpaced the sector overall. The materials sector was also an underperformer versus the benchmark return in the fiscal year. However, the Fund’s industrials holdings outperformed that of the equity benchmark, as did the Fund’s holdings in the utilities sector. Equity detractors were primarily in the IT sector, the chemicals portion of the materials sector, and the energy midstream space. Equity outperformers in the IT sector included Adobe Systems Incorporated, Microsoft Corporation, and Alphabet Incorporated. In the health care sectors,

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified Capital Builder Fund	9

outperformers were Becton, Dickinson and Company; Abbott Laboratories; and Thermo Fisher Scientific Incorporated. In the industrials sector, Curtiss-Wright Corporation; Raytheon Company; and IDEXX Laboratories, Incorporated*, outperformed. Detractors among stock holdings in the energy sector were The Williams Companies, Incorporated; Kinder Morgan, Incorporated; and EQT Corporation. Underperformers in IT were Micron Technology, Incorporated; Western Digital Corporation; and Microchip Technology Incorporated. Also underperforming in the consumer cyclicals sector was Whirlpool Corporation.

U.S. Treasury rates moved higher.

In the bond market, interest rates for U.S. Treasury securities moved up steadily but moderately, with short-maturity issues increasing more in yield than issues with longer maturities. To illustrate, Treasury issues maturing in five years increased from 1.94% at the start of the fiscal year to 2.95% at fiscal year-end. Treasury bonds maturing in 10 years rose from 2.33% at the end of September 2017 to 3.06% at month-end September 2018. Investment-grade corporate bonds reflected this rising-rate trend. Bond prices and yields move in opposite directions.

High-yield bonds, which are somewhat more sensitive to prospects of future economic growth than are investment-grade bonds, generally experienced modest increases in yields, with the result that during the fiscal year, the extra yield advantage from high-yield bonds over Treasury issues of similar maturities narrowed somewhat. The average yield to maturity increased from 5.43% at the beginning of the fiscal year, with a yield advantage over Treasuries of 366 basis points (bps; 100 bps equal 1.00%), to 6.28% at the end of the fiscal year, with a yield advantage above Treasuries of 338 bps. In general, lower-quality, high-yield bonds outperformed better-quality bonds as investors focused more on the incremental income available, with less concern for poor credit quality.

Relative outperformers in the bond portfolio included TTM Technologies, Incorporated, and Seagate Technology plc in the IT sector; materials sector bonds of Rayonier Advanced Materials Incorporated and A. Schulman, Incorporated, which has been acquired by LyondellBasell Industries N.V.; and TransDigm Group Incorporated, a manufacturer of aircraft components.

Underperformers included bonds of Tronox Finance LLC and Koppers Holdings Incorporated in the materials sector and Iron Mountain Incorporated, a storage and information management company. Bonds of IT sector holding Symantec Corporation also were underperformers.

Our outlook remains one of cautious optimism.

While the pace of economic growth has recently accelerated, after a number of years of below-average growth, remarkably, the current expansion is one of the longest, with no major signs of a slowdown. However, we are concerned that further increases in interest rates may somewhat dampen stock prices, as several interest-rate-sensitive sectors may feel a negative impact from rising interest rates. Nevertheless, we believe the intrinsic dynamism, creativity, and basic strengths of the U.S. economy should provide opportunities for the stock market over the next year. Slow but steady gains in employment should help stimulate demand for goods and services. Furthermore, the expansion of low-cost shale gas and petroleum liquids should continue to provide a boon to both businesses and consumers, improving the competitive positions of U.S. companies and offering some cost relief to consumers for utility and fuel costs.

We are somewhat cautious that the high-yield bond market might not offer the relative outperformance we have seen over the past few years. However, we believe that by concentrating our holdings in companies with above-average credit quality, our holdings may provide enough income above that of risk-free alternatives to compensate for their credit risk.

Please see footnotes on page 7.

10	Wells Fargo Diversified Capital Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2018	Ending account value 9-30-2018	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,072.53	$5.82	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.68	1.12%
Class C
Actual	$1,000.00	$1,068.62	$9.70	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.69	$9.46	1.87%
Administrator Class
Actual	$1,000.00	$1,073.09	$5.38	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.88	$5.24	1.04%
Institutional Class
Actual	$1,000.00	$1,074.89	$4.05	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95	0.78%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2018	Wells Fargo Diversified Capital Builder Fund	11

Security name	Shares	Value

Common Stocks: 85.50%

Communication Services: 3.46%

Interactive Media & Services: 3.46%
Alphabet Incorporated Class A †	30,000	$36,212,400

Consumer Discretionary: 2.05%

Household Durables: 0.57%
Whirlpool Corporation	50,000	5,937,500

Specialty Retail: 1.48%
The Home Depot Incorporated	75,000	15,536,250

Consumer Staples: 0.64%

Food Products: 0.64%
Lamb Weston Holdings Incorporated	100,001	6,660,067

Energy: 10.86%

Oil, Gas & Consumable Fuels: 10.86%
Andeavor Logistics LP	495,000	24,037,200
Centennial Resource Development Class A †	130,000	2,840,500
Enterprise Products Partners	140,000	4,022,200
EOG Resources Incorporated	35,000	4,464,950
EQT Corporation	50,000	2,211,500
Kinder Morgan Incorporated	1,500,000	26,595,000
ONEOK Incorporated	10,000	677,900
Plains All American Pipeline LP	1,070,000	26,760,700
The Williams Companies Incorporated	810,000	22,023,900

		113,633,850

Financials: 1.65%

Banks: 1.28%
PNC Financial Services Group Incorporated	70,000	9,533,300
Regions Financial Corporation	210,000	3,853,500

		13,386,800

Capital Markets: 0.37%
S&P Global Incorporated	20,000	3,907,800

Health Care: 16.93%

Health Care Equipment & Supplies: 9.16%
Abbott Laboratories	475,000	34,846,000
Becton Dickinson & Company	140,000	36,540,000
Danaher Corporation	200,000	21,732,000
Electrocore LLC †«	30,000	420,000
Hologic Incorporated †	25,000	1,024,500
West Pharmaceutical Services Incorporated	10,000	1,234,700

		95,797,200

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified Capital Builder Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Health Care Providers & Services: 0.45%
CVS Health Corporation	60,000	$4,723,200

Life Sciences Tools & Services: 6.07%
Agilent Technologies Incorporated	220,000	15,518,800
Thermo Fisher Scientific Incorporated	125,000	30,510,000
Waters Corporation †	90,000	17,521,200

		63,550,000

Pharmaceuticals: 1.25%
Eli Lilly & Company	45,000	4,828,950
Merck KGaA ADR	400,000	8,272,000

		13,100,950

Industrials: 13.90%

Aerospace & Defense: 6.53%
Curtiss-Wright Corporation	130,000	17,864,600
Huntington Ingalls Industries Incorporated	65,000	16,645,200
Lockheed Martin Corporation	29,000	10,032,840
Raytheon Company	115,000	23,765,900

		68,308,540

Building Products: 0.55%
Apogee Enterprises Incorporated	140,000	5,784,800

Electrical Equipment: 1.04%
AMETEK Incorporated	115,000	9,098,800
Eaton Corporation plc	20,000	1,734,600

		10,833,400

Industrial Conglomerates: 1.65%
Honeywell International Incorporated	15,000	2,496,000
Roper Industries Incorporated	50,000	14,810,500

		17,306,500

Machinery: 4.13%
IDEX Corporation	120,000	18,079,200
John Bean Technologies Corporation	140,000	16,702,000
Oshkosh Corporation	80,000	5,699,200
Parker-Hannifin Corporation	15,000	2,758,950

		43,239,350

Information Technology: 26.17%

Electronic Equipment, Instruments & Components: 6.67%
Amphenol Corporation Class A	360,000	33,847,200
Corning Incorporated	670,000	23,651,000
FLIR Systems Incorporated	200,000	12,294,000

		69,792,200

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Diversified Capital Builder Fund	13

Security name	Shares	Value

IT Services: 4.02%
Leidos Holdings Incorporated	480,000	$33,196,800
MasterCard Incorporated Class A	40,000	8,904,400

		42,101,200

Semiconductors & Semiconductor Equipment: 5.76%
Broadcom Incorporated	55,000	13,570,150
Cypress Semiconductor Corporation	600,000	8,694,000
Microchip Technology Incorporated «	125,000	9,863,750
Micron Technology Incorporated †	135,000	6,106,050
QUALCOMM Incorporated	35,000	2,521,050
Texas Instruments Incorporated	145,000	15,557,050
Xilinx Incorporated	50,000	4,008,500

		60,320,550

Software: 8.35%
Adobe Systems Incorporated †	80,000	21,596,000
Ansys Incorporated †	60,000	11,200,800
Microsoft Corporation	85,000	9,721,450
Nutanix Incorporated Class A †	130,000	5,553,600
Salesforce.com Incorporated †	145,000	23,059,350
Synopsys Incorporated †	165,000	16,270,650

		87,401,850

Technology Hardware, Storage & Peripherals: 1.37%
Pure Storage Incorporated Class A †	325,000	8,433,750
Western Digital Corporation	100,000	5,854,000

		14,287,750

Materials: 6.93%

Chemicals: 6.05%
Ashland Global Holdings Incorporated	30,000	2,515,800
Celanese Corporation Series A	75,000	8,550,000
DowDuPont Incorporated	110,000	7,074,100
Eastman Chemical Company	75,000	7,179,000
Huntsman Corporation	190,000	5,173,700
LyondellBasell Industries NV Class A	255,000	26,140,050
Olin Corporation	60,000	1,540,800
Tronox Limited Class A	150,000	1,792,500
Westlake Chemical Corporation	40,000	3,324,400

		63,290,350

Containers & Packaging: 0.88%
AptarGroup Incorporated	10,000	1,077,400
Avery Dennison Corporation	75,000	8,126,250

		9,203,650

Real Estate: 0.64%

Equity REITs: 0.64%
Saul Centers Incorporated	120,000	6,720,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified Capital Builder Fund	Portfolio of investments—September 30, 2018

Security name			Shares	Value

Utilities: 2.27%

Electric Utilities: 0.47%
American Electric Power Company Incorporated			70,000	$4,961,600

Gas Utilities: 1.80%
Atmos Energy Corporation			200,000	18,782,000

Total Common Stocks (Cost $718,801,524)				894,779,757

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 10.30%

Communication Services: 0.26%

Media: 0.26%
McGraw-Hill Global Education Holdings LLC 144A	7.88%	5-15-2024	$3,000,000	2,688,750

Consumer Discretionary: 0.19%

Hotels, Restaurants & Leisure: 0.19%
Speedway Motorsports Incorporated	5.13	2-1-2023	2,000,000	1,997,500

Consumer Staples: 0.09%

Food Products: 0.09%
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	1,000,000	978,750

Energy: 0.58%

Oil, Gas & Consumable Fuels: 0.58%
Plains All American Pipeline LP	4.65	10-15-2025	6,000,000	6,060,514

Health Care: 2.25%

Health Care Equipment & Supplies: 0.24%
Teleflex Incorporated	4.88	6-1-2026	2,500,000	2,475,000

Health Care Providers & Services: 1.92%
AMN Healthcare Incorporated 144A	5.13	10-1-2024	10,512,000	10,170,360
Davita Incorporated	5.00	5-1-2025	1,000,000	959,690
Davita Incorporated	5.13	7-15-2024	1,000,000	965,000
HealthSouth Corporation	5.13	3-15-2023	1,000,000	1,002,500
West Street Merger Sub Incorporated 144A	6.38	9-1-2025	7,400,000	7,011,500

				20,109,050

Pharmaceuticals: 0.09%
Catalent Pharma Solutions Incorporated 144A	4.88	1-15-2026	1,000,000	962,500

Industrials: 0.91%

Aerospace & Defense: 0.48%
TransDigm Group Incorporated	6.38	6-15-2026	3,500,000	3,535,000
TransDigm Group Incorporated	6.50	5-15-2025	1,500,000	1,528,125

				5,063,125

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Diversified Capital Builder Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 0.14%
Acco Brands Corporation 144A	5.25%	12-15-2024	$1,500,000	$1,494,255

Machinery: 0.10%
SPX FLOW Incorporated 144A	5.88	8-15-2026	1,000,000	1,005,000

Trading Companies & Distributors: 0.19%
WESCO Distribution Incorporated	5.38	6-15-2024	2,000,000	1,980,000

Information Technology: 2.84%

Communications Equipment: 0.58%
CommScope Incorporated 144A	5.50	6-15-2024	6,000,000	6,045,000

Electronic Equipment, Instruments & Components: 1.30%
TTM Technologies Incorporated 144A	5.63	10-1-2025	13,505,000	13,538,763

Semiconductors & Semiconductor Equipment: 0.29%
Versum Materials Incorporated 144A	5.50	9-30-2024	3,000,000	3,067,500

Software: 0.67%
Nuance Communications Company	6.00	7-1-2024	2,000,000	2,062,500
Symantec Corporation 144A	5.00	4-15-2025	5,000,000	4,954,980

				7,017,480

Materials: 2.76%

Chemicals: 2.46%
Koppers Incorporated 144A	6.00	2-15-2025	8,190,000	8,169,525
Olin Corporation	5.50	8-15-2022	6,000,000	6,157,500
Platform Specialty Products Corporation 144A	5.88	12-1-2025	3,000,000	2,960,310
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	6,835,000	6,580,943
Valvoline Incorporated	4.38	8-15-2025	2,000,000	1,860,000

				25,728,278

Containers & Packaging: 0.30%
Berry Global Incorporated	5.13	7-15-2023	3,120,000	3,153,540

Real Estate: 0.23%

Equity REITs: 0.23%
Iron Mountain Incorporated 144A	5.38	6-1-2026	2,000,000	1,884,000
Iron Mountain Incorporated	5.75	8-15-2024	500,000	494,750

				2,378,750

Utilities: 0.19%

Independent Power & Renewable Electricity Producers: 0.19%
NRG Energy Incorporated «144A	5.75	1-15-2028	2,000,000	2,020,000

Total Corporate Bonds and Notes (Cost $109,709,362)				107,763,755

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified Capital Builder Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 2.35%

Financials: 0.44%

Diversified Financial Services: 0.44%
Tronox Finance plc 144A	5.75%	10-1-2025	$5,000,000	$4,637,500

Health Care: 0.24%

Pharmaceuticals: 0.24%
Mallinckrodt plc «144A	5.50	4-15-2025	3,000,000	2,533,500

Industrials: 0.19%

Electrical Equipment: 0.19%
Sensata Technologies BV 144A	4.88	10-15-2023	2,000,000	2,002,500

Information Technology: 1.48%

Technology Hardware, Storage & Peripherals: 1.48%
Seagate HDD	4.75	6-1-2023	9,500,000	9,452,637
Seagate HDD	4.88	6-1-2027	6,396,000	5,981,285

				15,433,922

Total Yankee Corporate Bonds and Notes (Cost $24,626,478)				24,607,422

	Yield		Shares
Short-Term Investments: 3.54%

Investment Companies: 3.54%
Securities Lending Cash Investment LLC (l)(r)(u)	2.17		14,415,390	14,416,832
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.99		22,600,022	22,600,022

Total Short-Term Investments (Cost $37,016,854)				37,016,854

Total investments in securities (Cost $890,154,218)	101.69%	1,064,167,788
Other assets and liabilities, net	(1.69)	(17,703,363)

Total net assets	100.00%	$1,046,464,425

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Diversified Capital Builder Fund	17

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	8,312,789	74,762,920	68,660,319	14,415,390	$(268)	$0	$30,878	$14,416,832
Wells Fargo Government Money Market Fund Select Class	6,114,337	186,417,727	169,932,042	22,600,022	0	0	87,907	22,600,022

					$(268)	$0	$118,785	$37,016,854	3.54%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified Capital Builder Fund	Statement of assets and liabilities—September 30, 2018

Assets
Investments in unaffiliated securities, (including $14,166,835 of securities on loan) at value (cost $853,137,364)	$1,027,150,934
Investments in affiliated securities, at value (cost $37,016,854)	37,016,854
Receivable for Fund shares sold	1,244,662
Receivable for dividends and interest	2,738,444
Receivable for securities lending income	3,591
Prepaid expenses and other assets	199,673

Total assets	1,068,354,158

Liabilities
Payable upon receipt of securities loaned	14,415,612
Payable for investments purchased	4,878,091
Payable for Fund shares redeemed	1,677,760
Management fee payable	523,598
Administration fees payable	158,794
Distribution fee payable	81,280
Trustees’ fees and expenses payable	105
Accrued expenses and other liabilities	154,493

Total liabilities	21,889,733

Total net assets	$1,046,464,425

NET ASSETS CONSIST OF
Paid-in capital	$825,927,499
Total distributable earnings	220,536,926

Total net assets	$1,046,464,425

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$574,759,994
Shares outstanding – Class A1	52,813,192
Net asset value per share – Class A	$10.88
Maximum offering price per share – Class A2	$11.54
Net assets – Class C	$131,600,924
Shares outstanding – Class C1	12,117,272
Net asset value per share – Class C	$10.86
Net assets – Administrator Class	$13,820,733
Shares outstanding – Administrator Class[1]	1,268,886
Net asset value per share – Administrator Class	$10.89
Net assets – Institutional Class	$326,282,774
Shares outstanding – Institutional Class[1]	30,181,163
Net asset value per share – Institutional Class	$10.81

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2018	Wells Fargo Diversified Capital Builder Fund	19

Investment income
Dividends (net of foreign withholding taxes of $14,497)	$12,718,588
Interest	7,702,356
Income from affiliated securities	118,785

Total investment income	20,539,729

Expenses
Management fee	6,178,667
Administration fees
Class A	1,187,070
Class C	262,702
Administrator Class	15,296
Institutional Class	372,840
Shareholder servicing fees
Class A	1,413,179
Class C	312,740
Administrator Class	29,415
Distribution fee
Class C	938,220
Custody and accounting fees	48,867
Professional fees	45,984
Registration fees	94,983
Shareholder report expenses	76,874
Trustees’ fees and expenses	20,363
Other fees and expenses	12,374

Total expenses	11,009,574
Less: Fee waivers and/or expense reimbursements	(20,477)

Net expenses	10,989,097

Net investment income	9,550,632

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	45,547,311
Affiliated securities	(268)

Net realized gains on investments	45,547,043
Net change in unrealized gains (losses) on investments	53,496,076

Net realized and unrealized gains (losses) on investments	99,043,119

Net increase in net assets resulting from operations	$108,593,751

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified Capital Builder Fund	Statement of changes in net assets

	Year ended September 30, 2018		Year ended September 30, 2017[1]

Operations
Net investment income		$9,550,632		$11,582,765
Net realized gains on investments		45,547,043		45,195,207
Net change in unrealized gains (losses) on investments		53,496,076		48,014,577

Net increase in net assets resulting from operations		108,593,751		104,792,549

Distributions to shareholders
Class A		(31,088,631)		(45,260,528)
Class B		N/A		(86,664)[2]
Class C		(5,826,986)		(6,623,306)
Administrator Class		(638,260)		(1,721,645)
Institutional Class		(16,658,344)		(14,413,103)

Total distributions to shareholders		(54,212,221)		(68,105,246)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,168,569	43,865,273	10,742,727	105,549,123
Class B	N/A	N/A	8,989 [2]	89,544 [2]
Class C	3,054,283	32,032,658	6,100,806	60,045,789
Administrator Class	507,748	5,354,505	1,150,741	11,315,314
Institutional Class	10,093,186	106,245,129	15,573,690	152,910,373

		187,497,565		329,910,143

Reinvestment of distributions
Class A	2,909,042	29,709,824	4,536,323	43,125,024
Class B	N/A	N/A	7,409 [2]	70,848 [2]
Class C	555,563	5,639,821	629,617	5,974,204
Administrator Class	60,161	615,499	179,684	1,707,679
Institutional Class	1,566,794	15,933,541	1,417,203	13,422,904

		51,898,685		64,300,659

Payment for shares redeemed
Class A	(7,765,843)	(81,546,998)	(8,712,586)	(86,111,676)
Class B	N/A	N/A	(166,895)[2]	(1,667,192)[2]
Class C	(2,906,268)	(30,438,895)	(2,103,704)	(20,778,345)
Administrator Class	(290,129)	(3,037,359)	(2,486,279)	(24,695,561)
Institutional Class	(7,121,216)	(73,887,823)	(3,745,131)	(36,861,266)

		(188,911,075)		(170,114,040)

Net increase in net assets resulting from capital share transactions		50,485,175		224,096,762

Total increase in net assets		104,866,705		260,784,065

Net assets
Beginning of period		941,597,720		680,813,655

End of period		$1,046,464,425		$941,597,720

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and to disaggregate distributions to shareholders between distributions from net investment income and distributions from realized gains. Overdistributed net investment income at September 30, 2017 was $26,224. The disaggregated distributions information for the year ended September 30, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from October 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Capital Builder Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.30	$9.96	$9.12	$9.31	$7.89
Net investment income	0.10	0.14 [1]	0.17	0.11	0.09
Net realized and unrealized gains (losses) on investments	1.06	1.12	1.71	(0.20)	1.41

Total from investment operations	1.16	1.26	1.88	(0.09)	1.50
Distributions to shareholders from
Net investment income	(0.09)	(0.14)	(0.15)	(0.10)	(0.08)
Net realized gains	(0.49)	(0.78)	(0.89)	0.00	0.00

Total distributions to shareholders	(0.58)	(0.92)	(1.04)	(0.10)	(0.08)
Net asset value, end of period	$10.88	$10.30	$9.96	$9.12	$9.31
Total return[2]	11.72%	13.62%	22.85%	(1.05)%	19.10%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.12%	1.14%	1.19%	1.21%
Net expenses	1.11%	1.12%	1.14%	1.19%	1.20%
Net investment income	0.96%	1.43%	1.77%	1.17%	1.09%
Supplemental data
Portfolio turnover rate	31%	54%	73%	69%	82%
Net assets, end of period (000s omitted)	$574,760	$551,272	$467,503	$402,303	$431,388

[1]	Calculated based upon average shares outstanding.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.28	$9.96	$9.12	$9.32	$7.90
Net investment income	0.02	0.08	0.10	0.05	0.03
Net realized and unrealized gains (losses) on investments	1.06	1.11	1.72	(0.22)	1.41

Total from investment operations	1.08	1.19	1.82	(0.17)	1.44
Distributions to shareholders from
Net investment income	(0.01)	(0.09)	(0.09)	(0.03)	(0.02)
Net realized gains	(0.49)	(0.78)	(0.89)	0.00	0.00

Total distributions to shareholders	(0.50)	(0.87)	(0.98)	(0.03)	(0.02)
Net asset value, end of period	$10.86	$10.28	$9.96	$9.12	$9.32
Total return[1]	10.88%	12.85%	21.96%	(1.88)%	18.21%
Ratios to average net assets (annualized)
Gross expenses	1.87%	1.87%	1.89%	1.94%	1.96%
Net expenses	1.87%	1.87%	1.89%	1.94%	1.95%
Net investment income	0.21%	0.65%	1.03%	0.41%	0.34%
Supplemental data
Portfolio turnover rate	31%	54%	73%	69%	82%
Net assets, end of period (000s omitted)	$131,601	$117,346	$67,630	$53,373	$45,670

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Capital Builder Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.32	$9.97	$9.12	$9.32	$7.90
Net investment income	0.11 [1]	0.16 [1]	0.18 [1]	0.14 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	1.06	1.12	1.73	(0.22)	1.41

Total from investment operations	1.17	1.28	1.91	(0.08)	1.53
Distributions to shareholders from
Net investment income	(0.11)	(0.15)	(0.17)	(0.12)	(0.11)
Net realized gains	(0.49)	(0.78)	(0.89)	0.00	0.00

Total distributions to shareholders	(0.60)	(0.93)	(1.06)	(0.12)	(0.11)
Net asset value, end of period	$10.89	$10.32	$9.97	$9.12	$9.32
Total return	11.73%	13.75%	23.14%	(0.92)%	19.39%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.04%	1.06%	1.05%	1.04%
Net expenses	1.03%	1.04%	1.03%	0.95%	0.95%
Net investment income	1.04%	1.58%	1.89%	1.41%	1.33%
Supplemental data
Portfolio turnover rate	31%	54%	73%	69%	82%
Net assets, end of period (000s omitted)	$13,821	$10,225	$21,398	$7,898	$9,411

[1]	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.25	$9.90	$9.07	$9.27	$7.85
Net investment income	0.14	0.19	0.20	0.15	0.13 [1]
Net realized and unrealized gains (losses) on investments	1.05	1.11	1.71	(0.21)	1.41

Total from investment operations	1.19	1.30	1.91	(0.06)	1.54
Distributions to shareholders from
Net investment income	(0.14)	(0.17)	(0.19)	(0.14)	(0.12)
Net realized gains	(0.49)	(0.78)	(0.89)	0.00	0.00

Total distributions to shareholders	(0.63)	(0.95)	(1.08)	(0.14)	(0.12)
Net asset value, end of period	$10.81	$10.25	$9.90	$9.07	$9.27
Total return	12.04%	14.11%	23.28%	(0.75)%	19.68%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.81%	0.79%	0.78%
Net expenses	0.78%	0.78%	0.78%	0.77%	0.78%
Net investment income	1.30%	1.71%	2.14%	1.58%	1.52%
Supplemental data
Portfolio turnover rate	31%	54%	73%	69%	82%
Net assets, end of period (000s omitted)	$326,283	$262,754	$122,769	$97,251	$100,160

[1]	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Diversified Capital Builder Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”).

26	Wells Fargo Diversified Capital Builder Fund	Notes to financial statements

The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2018, the aggregate cost of all investments for federal income tax purposes was $889,863,056 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$197,398,774
Gross unrealized losses	(23,094,042)
Net unrealized gains	$174,304,732

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings
$(13,741)	$13,741

Notes to financial statements	Wells Fargo Diversified Capital Builder Fund	27

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Communication services	$36,212,400	$0	$0	$36,212,400
Consumer discretionary	21,473,750	0	0	21,473,750
Consumer staples	6,660,067	0	0	6,660,067
Energy	113,633,850	0	0	113,633,850
Financials	17,294,600	0	0	17,294,600
Health care	177,171,350	0	0	177,171,350
Industrials	145,472,590	0	0	145,472,590
Information technology	273,903,550	0	0	273,903,550
Materials	72,494,000	0	0	72,494,000
Real estate	6,720,000	0	0	6,720,000
Utilities	23,743,600	0	0	23,743,600

Corporate bonds and notes	0	107,763,755	0	107,763,755

Yankee corporate bonds and notes	0	24,607,422	0	24,607,422

Short-term investments
Investment companies	22,600,022	14,416,832	0	37,016,854
Total assets	$917,379,779	$146,788,009	$0	$1,064,167,788

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At September 30, 2018, the Fund did not have any transfers into/out of Level 3.

28	Wells Fargo Diversified Capital Builder Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase. For the year ended September 30, 2018, the management fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Administrator Class shares, and 0.78% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2018, Funds Distributor received $56,625 from the sale of Class A shares and $471 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Diversified Capital Builder Fund	29

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2018 were $325,625,512 and $305,953,565, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year ended September 30
	2018	2017
Ordinary income	$25,392,045	$12,701,986
Long-term capital gain	28,820,176	55,403,260

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$484,016	$45,856,442	$174,304,732

Beginning October 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended September 30, 2017 were as follows:

	Net investment income	Net realized gains
Class A	$7,661,442	$37,599,086
Class B	3,723	82,941
Class C	923,064	5,700,242
Administrator Class	276,788	1,444,857
Institutional Class	3,377,945	11,035,158

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Diversified Capital Builder Fund	Notes to financial statements

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Diversified Capital Builder Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Capital Builder Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 26, 2018

32	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 56.30% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $28,820,176 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $14,715,917 of income dividends paid during the fiscal year ended September 30, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2018, $3,467,520 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2018, $16,273,683 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Diversified Capital Builder Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Diversified Capital Builder Fund	35

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

36	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Diversified Capital Builder Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Capital Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Diversified Capital Builder Fund	37

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the three-, five- and ten- year periods under review but lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Diversified Capital Builder Blended Index, for the three- and five-year periods under review, but lower its benchmark index for the one-and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

38	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Diversified Capital Builder Fund	39

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

40	Wells Fargo Diversified Capital Builder Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Diversified Capital Builder Fund	41
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

317284 11-18 A225/AR225 09-18

Annual Report

September 30, 2018

Wells Fargo Diversified Income Builder Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified Income Builder Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Economic growth and stock markets globally diverged beginning early in 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified Income Builder Fund for the 12-month period that ended September 30, 2018. A strong fourth-quarter performance for equity and fixed-income markets closed 2017. Economic growth and stock markets globally diverged beginning early in 2018. For fixed-income investors, taxable bond returns were restrained in a rising-rate environment while high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 17.91% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.76%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.22% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.45%. The Bloomberg Barclays Municipal Bond Index6 added 0.35%, and the ICE BofAML U.S. High Yield Index7 was up 2.94%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases generally benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Diversified Income Builder Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the third quarter of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71%, while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the range for the federal funds rate from 1.75% to 2.00%, then again in September from 2.00% to 2.25%. Observers expected at least one more rate increase before the end of 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.05% and 3.19%, respectively, on September 30, 2018, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Diversified Income Builder Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Diversified Income Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM‡

Margaret Patel

Average annual total returns (%) as of September 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKSAX)	4-14-1987	(2.68)	5.78	7.45	3.23	7.03	8.08	1.05	0.85
Class C (EKSCX)	2-1-1993	1.32	6.23	7.27	2.32	6.23	7.27	1.80	1.60
Class R6 (EKSRX)	7-31-2018	–	–	–	3.46	7.40	8.45	0.62	0.42
Administrator Class (EKSDX)	7-30-2010	–	–	–	3.21	7.21	8.25	0.97	0.77
Institutional Class (EKSYX)	1-13-1997	–	–	–	3.62	7.43	8.46	0.72	0.52
Diversified Income Builder Blended Index[4]	–	–	–	–	7.30	7.72	10.18	–	–
ICE BofAML U.S. Cash Pay High Yield Index[5]	–	–	–	–	2.89	5.52	9.30	–	–
Russell 1000® Index[6]	–	–	–	–	17.76	13.67	12.09	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified Income Builder Fund	7

Growth of $10,000 investment as of September 30, 2018[7]

‡	Mr. Acharya became a portfolio manager of the Fund on January 2, 2018.

[1]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen Diversified Income Builder Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2019 (January 31, 2020 for Class R6), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is composed of the ICE BofAML U.S. Cash Pay High Yield Index (65%) and the Russell 1000® Index (35%). Prior to January 2, 2018, The Diversified Income Builder Blended Index was composed of the ICE BofAML U.S. Cash Pay High Yield Index (75%) and the Russell 1000® Index (25%). You cannot invest directly in an index.

[5]

The ICE BofAML U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the noninvestment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[6]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Diversified Income Builder Blended Index, ICE BofAML U.S. Cash Pay High Yield Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Diversified Income Builder Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Diversified Income Builder Blended Index, for the 12-month period that ended September 30, 2018.

∎

The Fund’s corporate bond portfolio holdings underperformed bonds in the index. The portfolio was exposed to above-average quality, and lower-quality issues outperformed the index as investors aggressively bid up prices of lower-quality bonds.

∎	The Fund’s equity holdings performed much better than the bond holdings; this benefited overall Fund performance due to a slight overweight to equities during the period.

Strong economic growth occurred in the U.S. following corporate tax reform.

The 12-month period that ended September 30, 2018, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 2.9%, with a core inflation rate of 2.2% and unemployment reaching an 18-year low of 3.7%.

Ten largest holdings (%) as of September 30, 2018[8]
AMN Healthcare Incorporated, 5.13%, 10-1-2024	3.22
Cheniere Corpus Christi Holdings LLC, 5.13%, 6-30-2027	3.21
U.S. Treasury Bill, 2.14%, 12-27-2018	2.21
TTM Technologies Incorporated, 5.63%, 10-1-2025	2.16
HCA Incorporated, 5.38%, 2-1-2025	2.06
Tronox Finance plc, 5.75%, 10-1-2025	2.06
Versum Materials Incorporated, 5.50%, 9-30-2024	1.85
Koppers Incorporated, 6.00%, 2-15-2025	1.71
Lamb Weston Holdings Incorporated, 4.63%, 11-1-2024	1.66
HD Supply Incorporated, 5.75%, 4-15-2024	1.57

Early in the period, we saw heated rhetoric over geopolitical issues including fears of trade wars and the conflict with North Korea simmer down and markets resumed an upward climb. Hurricanes Harvey, Irma, and Maria caused massive devastation, and economic data temporarily softened; however, investors treated these as road bumps on a continued path of growth and markets continued to climb. Attention then turned to U.S. tax reform. The ebbs and flows of the legislation captivated the media and investors. After passage of the bill, analysts began to ratchet up their earnings forecasts and companies began issuing positive guidance about the implications of tax reform.

After experiencing very strong results in 2017, the markets continued to climb higher in January, setting new record highs along the way. The equity markets experienced negative returns and increased volatility throughout February and March and into April as optimism about synchronized global growth gave way to concerns about potential trade wars and increased interest rates. While the second quarter was very strong for U.S. equity markets, concerns over slower global growth and geopolitical concerns involving Turkey, Argentina, and Brazil, for example, lingered and put pressure on foreign markets. Since the start of the year, the fixed-income markets have been under pressure as increased interest rates proved to be a performance headwind.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified Income Builder Fund	9

Portfolio allocation as of September 30, 2018[9]

The Fund diversified its holdings.

The Fund diversified its holdings to provide more varied sources of income. Specifically, the Fund introduced dedicated allocations to dividend-focused global equities and U.S. industries like real estate investment partnerships and master limited partnerships. The Fund also diversified its high-yield exposure to include taxable municipal high-yield bonds. The allocation changes helped increase the overall yield of the portfolio while providing greater diversification.

Within equities, the U.S. equity allocation outperformed its non-U.S. counterpart. Holdings in the consumer staples, health care, and information technology (IT)

sectors were strong performers. U.S. detractors to performance were several energy issues and select health care and IT companies, while international detractors were companies in the materials and communication services sectors.

Our outlook remains one of cautious optimism.

While the pace of U.S. economic growth has picked up in the second and third quarters of 2018, overall growth, compared with previous recoveries after recessions, has been moderate. The current expansion is one of the longest. We continue to believe the intrinsic dynamism, creativity, and basic strengths of the U.S. economy should provide opportunities for the stock market over the next year. We also believe that equity exposure to non-U.S. dividend-focused companies with strong balance sheets should provide diversification benefits to the Fund.

We are somewhat cautious that the high-yield bond market might not offer the relative outperformance we have seen over the past few years. However, we believe that by concentrating our holdings in companies with above-average credit quality and including non-corporate, municipal issuers of high-yield debt, our holdings may provide enough income above that of risk-free alternatives to compensate for their credit risk.

Please see footnotes on page 7.

10	Wells Fargo Diversified Income Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2018	Ending account value 9-30-2018	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,035.31	$4.34	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Class C
Actual	$1,000.00	$1,029.61	$8.14	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09	1.60%
Class R6
Actual	$1,000.00	$1,034.64	$2.10	0.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.09	0.41%
Administrator Class
Actual	$1,000.00	$1,034.85	$3.93	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90	0.77%
Institutional Class
Actual	$1,000.00	$1,036.20	$2.65	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64	0.52%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2018	Wells Fargo Diversified Income Builder Fund	11

Security name	Shares	Value

Common Stocks: 28.06%

Communication Services: 1.27%

Diversified Telecommunication Services: 0.93%
AT&T Incorporated	67,520	$2,267,322
CenturyLink Incorporated	33,050	700,660
China Communications Services Corporation Limited	654,000	602,341
China Telecom Corporation Limited	580,000	288,209
Telekomunikasi Indonesia	1,629,300	397,990
Telenor ASA	61,532	1,202,856
Verizon Communications Incorporated	30,725	1,640,408

		7,099,786

Interactive Media & Services: 0.24%
Alphabet Incorporated Class A †	1,500	1,810,620

Wireless Telecommunication Services: 0.10%
China Mobile Limited	34,000	335,077
SK Telecom	1,814	461,166

		796,243

Consumer Discretionary: 1.24%

Auto Components: 0.04%
Huayu Automotive Systems Company Limited	38,800	126,878
Xinyi Glass Holdings Limited	110,000	138,969

		265,847

Automobiles: 0.32%
General Motors Company	25,514	859,056
Hyundai Motor Company	1,979	231,039
Peugeot SA	50,738	1,368,465

		2,458,560

Hotels, Restaurants & Leisure: 0.16%
Extended Stay America Incorporated	42,202	853,746
Genting Malaysia Berhad	141,600	170,734
Sands China Limited	48,400	219,175

		1,243,655

Household Durables: 0.41%
Coway Company Limited	3,120	244,143
Leggett & Platt Incorporated	45,000	1,970,550
Persimmon plc	30,191	930,650

		3,145,343

Multiline Retail: 0.12%
Kohl’s Corporation	12,727	948,798

Specialty Retail: 0.19%
Chow Tai Fook Jewellery Group Limited	278,200	286,077
Mr Price Group Limited	9,181	148,194

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Specialty Retail (continued)
Petrobras Distribuidora SA	38,900	$187,827
Tailored Brands Incorporated	33,550	845,125

		1,467,223

Consumer Staples: 0.59%

Beverages: 0.02%
Thai Beverage plc	206,000	102,469

Food & Staples Retailing: 0.35%
Koninklijke Ahold Delhaize NV	57,500	1,318,518
Wal-Mart de Mexico SAB de CV	107,100	324,894
Wal-Mart Stores Incorporated	11,311	1,062,216

		2,705,628

Food Products: 0.22%
Inner Mongolia Yili Industrial Group Company Limited	47,099	175,784
Lamb Weston Holdings Incorporated	20,000	1,332,000
UNI President Enterprises Company	78,000	203,603

		1,711,387

Energy: 6.22%

Energy Equipment & Services: 0.03%
CSI Compressco LP	3,397	17,495
Hi-Crush Partners LP	10,358	111,866
Seadrill Partners LLC	6,520	23,994
USA Compression Partners LP	4,570	75,451

		228,806

Oil, Gas & Consumable Fuels: 6.19%
Alliance Resource Partners LP	13,522	275,849
American Midstream Partners	5,266	33,439
Andeavor Logistics LP	51,886	2,519,584
Antero Midstream GP LP	10,951	185,291
Antero Midstream Partners LP	11,707	335,523
Black Stone Minerals LP	11,440	208,322
BP Midstream Partners LP	6,383	120,000
Buckeye Partners LP	19,705	703,666
Calumet Specialty Products LP †	8,389	53,690
Capital Product Partners LP	13,244	36,818
Cheniere Energy Partners LP	5,579	220,147
China Petroleum & Chemical Corporation	376,000	376,560
CNOOC Limited	262,000	518,756
CNX Midstream Partners LP	3,568	68,684
Consol Coal Resources LP	697	12,511
Crescent Point Energy Corporation	149,100	948,865
Crestwood Equity Partners LP	6,483	238,250
CrossAmerica Partners LP	3,993	72,273
CVR Refining LP	3,161	62,272
DCP Midstream LP	12,084	478,406

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Diversified Income Builder Fund	13

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Delek Logistics Partners LP	1,140	$38,760
Dominion Energy Midstream Partners LP	6,570	117,603
Dorchester Minerals LP	3,949	80,560
Dynagas LNG Partners LP	2,637	23,126
Emerge Energy Services LP †	2,943	11,743
Enable Midstream Partners LP	5,792	97,537
Enbridge Energy Partners LP	27,609	303,423
Energy Transfer Equity LP	116,822	2,036,207
Energy Transfer Partners LP	154,720	3,444,067
Enlink Midstream LLC	8,471	139,348
Enlink Midstream Partners LP	47,130	878,503
Enterprise Products Partners	197,741	5,681,099
Enviva Partners LP	1,617	51,421
EQT Corporation	30,000	1,326,900
EQT GP Holdings LP	3,610	75,196
EQT Midstream Partners LP	7,966	420,445
Foresight Energy LP	3,807	15,152
Gaslog Partners LP	4,236	105,900
Genesis Energy LP	14,405	342,551
Global Partners LP	3,704	67,413
Golar LNG Partners LP	6,354	91,053
Green Plains Partners LP	1,507	22,454
Hess Midstream Partners LP	2,226	50,775
Hoegh LNG Partners LP	2,279	41,820
Holly Energy Partners LP	6,049	190,302
JXTG Holdings Incorporated	117,900	890,632
Kimbell Royalty Partners LP	1,716	33,668
Kinder Morgan Incorporated	100,000	1,773,000
KNOT Offshore Partners LP	3,224	69,961
Legacy Reserves Incorporated †	9,026	43,776
Lukoil PJSC ADR	5,791	444,170
Magellan Midstream Partners LP	30,511	2,066,205
Martin Midstream Partners LP	4,576	53,082
MPLX LP	38,180	1,324,082
Natural Resource Partners LP	1,051	32,581
NGL Energy Partners LP	16,208	188,013
Noble Midstream Partners LP	2,895	102,512
NuStar Energy LP	12,105	336,519
Oasis Midstream Partners LP	1,144	25,477
ONEOK Incorporated	24,000	1,626,960
PBF Logistics LP	2,947	63,508
PetroChina Company Limited	380,000	307,753
Petroleo Brasil SP ADR	27,037	282,807
Phillips 66 Company	6,925	780,586
Phillips 66 Partners LP	7,064	361,253
Plains All American Pipeline LP	128,318	3,209,233
Plains GP Holdings LP Class A	21,221	520,551
PTT plc	111,000	186,201
Reliance Industries Limited GDR 144A	10,985	377,335
Repsol YPF SA	68,083	1,356,855
S-Oil Corporation	1,744	215,396

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Shell Midstream Partners LP	16,489	$352,535
SK Innovation Company Limited	1,863	361,095
Spectra Energy Partners LP	12,198	435,591
Sprague Resources LP	1,354	36,490
Summit Midstream Partners LP	5,504	78,707
Sunoco LP	7,546	222,984
Tallgrass Energy GP LP	19,240	453,679
TC Pipelines LP	7,041	213,554
Teekay LNG Partners LP	7,182	119,939
Teekay Offshore Partners LP	14,860	34,772
The Williams Companies Incorporated	65,000	1,767,350
Total SA	19,556	1,267,875
TransMontaigne Partners LP	1,743	67,106
USD Partners LP	1,388	13,394
Valero Energy Corporation	9,271	1,054,576
Valero Energy Partners LP	2,979	112,845
Viper Energy Partners LP	6,920	291,332
Western Gas Equity Partners LP	6,422	192,275
Western Gas Partners LP	13,427	586,491

		47,456,970

Financials: 3.22%

Banks: 1.21%
ABSA Group Limited	16,516	177,385
Agricultural Bank of China	525,000	257,526
Bangkok Bank PCL	54,800	369,400
Bank of China Limited	1,147,000	509,885
Bank Rakyat Indonesia	1,703,400	360,079
China Construction Bank	1,009,000	881,611
CIMB Group Holdings Berhad	146,800	213,185
Citizens Financial Group Incorporated	18,100	698,117
Credicorp Limited	1,414	315,435
CTBC Financial Holding Company Limited	245,000	184,554
Grupo Financiero Banorte SAB	34,100	246,685
HDFC Bank Limited ADR	4,322	406,700
ICICI Bank Limited ADR	30,265	256,950
Industrial & Commercial Bank of China Limited H Shares	902,000	659,071
JPMorgan Chase & Company	17,022	1,920,762
KB Financial Group Incorporated	6,985	341,300
Public Bank Berhad	35,600	215,054
Sberbank PJSC Sponsored ADR	15,038	190,682
United Overseas Bank Limited	53,000	1,049,881

		9,254,262

Capital Markets: 0.66%
3i Group plc	62,073	761,487
Ares Capital Corporation	87,753	1,508,474
B3 SA Brasil Bolsa Balcao	55,100	319,258
Bursa Malaysia Berhad	95,600	180,643
Intermediate Capital Group	62,006	880,923

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Diversified Income Builder Fund	15

Security name	Shares	Value

Capital Markets (continued)
Moscow Exchange (a)	113,653	$168,562
Natixis SA	162,180	1,100,420
NH Investment & Securities Company Limited	8,433	108,715

		5,028,482

Diversified Financial Services: 0.36%
Compass Diversified Holdings	64,950	1,178,843
ORIX Corporation	47,800	774,930
Plus500 Limited	47,821	830,858

		2,784,631

Insurance: 0.57%
BB Seguridade Participacoes SA	24,500	146,203
Cathay Financial Holding Company	150,000	257,918
China Life Insurance Company	61,000	138,545
Korean Reinsurance Company	27,310	257,282
Legal & General Group plc	320,246	1,094,446
PICC Property and Casualty Company Limited	424,000	500,458
Ping An Insurance Group Company	14,000	142,176
Power Corporation of Canada	48,600	1,055,794
Powszechny Zaklad Ubezpieczen Group	33,194	357,438
Samsung Fire & Marine Insurance	755	193,302
Sanlam Limited	32,328	180,852

		4,324,414

Mortgage REITs: 0.42%
Ladder Capital Corporation	83,400	1,412,796
MFA Financial Incorporated	115,229	846,933
New Residential Investment Corporation	55,640	991,505

		3,251,234

Health Care: 3.05%

Biotechnology: 0.31%
Amgen Incorporated	6,572	1,362,310
Gilead Sciences Incorporated	13,285	1,025,735

		2,388,045

Health Care Equipment & Supplies: 0.51%
Abbott Laboratories	28,000	2,054,080
Becton Dickinson & Company	7,000	1,827,000

		3,881,080

Health Care Providers & Services: 0.42%
CVS Health Corporation	20,050	1,578,336
Life Healthcare Group Holding Limited	89,215	154,945
UnitedHealth Group Incorporated	5,570	1,481,843

		3,215,124

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Life Sciences Tools & Services: 0.48%
Thermo Fisher Scientific Incorporated	8,000	$1,952,640
Waters Corporation †	9,000	1,752,120

		3,704,760

Pharmaceuticals: 1.33%
Allergan plc	9,000	1,714,320
Astellas Pharma Incorporated	46,081	803,842
Eli Lilly & Company	47,850	5,134,784
GlaxoSmithKline plc	68,083	1,363,747
Takeda Pharmaceutical Company Limited	27,200	1,163,697

		10,180,390

Industrials: 3.08%

Aerospace & Defense: 1.09%
Curtiss-Wright Corporation	14,000	1,923,880
Huntington Ingalls Industries Incorporated	8,000	2,048,640
Lockheed Martin Corporation	3,875	1,340,595
Raytheon Company	9,000	1,859,940
The Boeing Company	3,181	1,183,014

		8,356,069

Building Products: 0.02%
China Lesso Group Holdings Limited	357,000	202,479

Construction & Engineering: 0.09%
China Communications Construction Company Limited	272,000	277,964
China State Construction Engineering Corporation Limited	158,800	126,706
China State Construction International Holdings	246,000	259,879

		664,549

Electrical Equipment: 0.46%
AMETEK Incorporated	15,000	1,186,800
Eaton Corporation plc	25,000	2,168,250
TECO Electric & Machinery Company Limited	202,000	146,540

		3,501,590

Industrial Conglomerates: 0.43%
Honeywell International Incorporated	12,000	1,996,800
Shanghai Industrial Holdings Limited	458,000	1,014,482
Sime Darby Berhad	413,700	260,905

		3,272,187

Machinery: 0.59%
Caterpillar Incorporated	6,814	1,039,067
Crane Company	10,066	989,991
CRRC Corporation Limited	168,000	153,442
John Bean Technologies Corporation	20,000	2,386,000

		4,568,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Diversified Income Builder Fund	17

Security name	Shares	Value

Trading Companies & Distributors: 0.35%
BOC Aviation Limited 144A	36,000	$279,139
Mitsubishi Corporation	46,470	1,431,891
Russel Metals Incorporated	46,500	964,812

		2,675,842

Transportation Infrastructure: 0.05%
China Merchants Port Holding	78,000	149,258
Grupo Aeroportuario del Pacific-B	20,440	223,623

		372,881

Information Technology: 5.42%

Communications Equipment: 0.25%
Cisco Systems Incorporated	39,112	1,902,799

Electronic Equipment, Instruments & Components: 1.10%
Amphenol Corporation Class A	19,000	1,786,380
Corning Incorporated	65,000	2,294,500
FLIR Systems Incorporated	55,000	3,380,850
Hon Hai Precision Industry	160,000	415,026
Venture Corporation Limited	45,947	592,550

		8,469,306

IT Services: 0.33%
Infosys Limited SP ADR	42,358	430,781
Leidos Holdings Incorporated	30,000	2,074,800

		2,505,581

Semiconductors & Semiconductor Equipment: 1.73%
Broadcom Incorporated	7,000	1,727,110
Cypress Semiconductor Corporation	100,000	1,449,000
KLA-Tencor Corporation	10,802	1,098,671
Maxim Integrated Products Incorporated	19,676	1,109,530
Mediatek Incorporated	29,000	234,124
QUALCOMM Incorporated	37,675	2,713,730
Taiwan Semiconductor Manufacturing Company Limited	136,000	1,169,227
Texas Instruments Incorporated	15,000	1,609,350
United Microelectronics Corporation	248,000	131,176
Xilinx Incorporated	25,000	2,004,250

		13,246,168

Software: 1.17%
Adobe Systems Incorporated †	7,000	1,889,650
Microsoft Corporation	38,066	4,353,608
Synopsys Incorporated †	20,000	1,972,200
Vmware Incorporated Class A †	4,925	768,596

		8,984,054

Technology Hardware, Storage & Peripherals: 0.84%
Advantech Company Limited	37,000	275,685
Apple Incorporated	6,415	1,448,122

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Asustek Computer Incorporated	17,000	$146,989
Chicony Electronics Company Limited	59,000	119,418
Lenovo Group Limited	626,000	457,404
Samsung Electronics Company Limited	47,716	1,998,114
Seagate Technology plc	16,774	794,249
Western Digital Corporation	20,000	1,170,800

		6,410,781

Materials: 1.78%

Chemicals: 1.18%
Ciner Resources LP	605	16,444
Covestro AG 144A	10,206	827,819
CVR Partners LP †	8,740	33,299
DowDuPont Incorporated	40,000	2,572,400
Formosa Plastics Corporation	51,000	195,428
LyondellBasell Industries NV Class A	40,962	4,199,008
Tosoh Corporation	73,460	1,131,447
Westlake Chemical Partners LP	2,362	58,814

		9,034,659

Containers & Packaging: 0.21%
Sealed Air Corporation	40,000	1,606,000

Metals & Mining: 0.35%
Anglo American plc	7,217	162,076
Fortescue Metals Group Limited	265,089	751,149
Grupo Mexico SAB de CV Series B	113,000	325,221
Maanshan Iron and Steel Company	274,000	146,346
Magnitogorsk Iron and Steel Works (a)	224,614	178,853
POSCO	791	210,006
Suncoke Energy Partners LP	2,315	35,304
Ternium SA Sponsored ADR	9,465	286,695
Vale SA	27,400	405,856
Vedanta Limited ADR	11,950	152,960

		2,654,466

Paper & Forest Products: 0.04%
Mondi plc	11,363	311,614
Pope Resources LP	399	28,130

		339,744

Real Estate: 1.07%

Equity REITs: 0.79%
CapitaLand Retail China Trust	147,200	156,132
Crown Castle International Corporation	10,000	1,113,300
Equinix Incorporated	4,000	1,731,560
Gaming and Leisure Properties Incorporated	23,450	826,613
Growthpoint Properties Limited	175,184	287,777
Saul Centers Incorporated	35,000	1,960,000

		6,075,382

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Diversified Income Builder Fund	19

Security name			Shares	Value

Real Estate Management & Development: 0.28%
China Overseas Land & Investment Limited			66,000	$206,557
China Resources Land Limited			94,000	329,009
Land & House plc			1,123,300	399,442
Poly Real Estate Group Company Limited			133,200	235,596
Shimao Property Holding Limited			395,500	986,180

				2,156,784

Utilities: 1.12%

Electric Utilities: 0.05%
Enel Americas SA ADR			36,377	281,194
Korea Electric Power Corporation			5,240	138,647

				419,841

Gas Utilities: 0.50%
AmeriGas Partners LP			9,162	361,991
Atmos Energy Corporation			20,000	1,878,200
Ferrellgas Partners LP			9,255	20,454
Star Group LP			5,715	55,836
Suburban Propane Partners LP			8,204	193,040
Superior Plus Corporation			130,900	1,285,032

				3,794,553

Independent Power & Renewable Electricity Producers: 0.18%
Brookfield Renewable Partner LP			11,808	357,074
Drax Group plc			165,406	836,921
Huaneng Power International Incorporated			260,000	171,045

				1,365,040

Multi-Utilities: 0.37%
Brookfield Infrastructure Partners LP			18,125	722,825
Centrica plc			479,933	975,298
Engie SA			79,063	1,162,598

				2,860,721

Water Utilities: 0.02%
Guangdong Investment Limited			102,000	181,111

Total Common Stocks (Cost $194,036,113)				215,074,844

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 52.62%

Communication Services: 1.01%

Media: 1.01%
McGraw-Hill Global Education Holdings LLC 144A	7.88%	5-15-2024	$8,598,000	7,705,958

Consumer Discretionary: 2.85%

Auto Components: 1.34%
Dana Holding Corporation	5.50	12-15-2024	3,925,000	3,881,825
Tenneco Incorporated	5.00	7-15-2026	7,250,000	6,443,438

				10,325,263

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure: 0.93%
1929 Fieldhouse LLC / West Ward Street Development Corporation 144A	5.25%	6-1-2020	$2,410,000	$2,418,812
Speedway Motorsports Incorporated	5.13	2-1-2023	4,700,000	4,694,125

				7,112,937

Specialty Retail: 0.58%
Group 1 Automotive Incorporated	5.00	6-1-2022	4,453,000	4,430,735

Consumer Staples: 1.91%

Food Products: 1.91%
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	13,000,000	12,723,750
Post Holdings Incorporated 144A	5.00	8-15-2026	2,000,000	1,891,100

				14,614,850

Energy: 3.21%

Oil, Gas & Consumable Fuels: 3.21%
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	24,500,000	24,591,875

Financials: 0.13%

Diversified Financial Services: 0.13%
Toll Road Investment Part II 144A(z)	6.21	2-15-2030	2,000,000	1,007,908

Health Care: 12.44%

Health Care Equipment & Supplies: 1.66%
Avanos Medical Incorporated	6.25	10-15-2022	1,000,000	1,021,380
Hologic Incorporated 144A	4.38	10-15-2025	2,000,000	1,905,000
Teleflex Incorporated	4.63	11-15-2027	1,984,000	1,884,800
Teleflex Incorporated	4.88	6-1-2026	8,000,000	7,920,000

				12,731,180

Health Care Providers & Services: 8.02%
AMN Healthcare Incorporated 144A	5.13	10-1-2024	25,535,000	24,705,113
Davita Incorporated	5.00	5-1-2025	9,000,000	8,637,210
Davita Incorporated	5.13	7-15-2024	3,000,000	2,895,000
HCA Incorporated	5.38	2-1-2025	15,500,000	15,810,000
HealthSouth Corporation	5.13	3-15-2023	2,000,000	2,005,000
St. Joseph’s Hospital & Medical Center	3.93	7-1-2022	2,000,000	1,968,902
West Street Merger Subordinate Incorporated 144A	6.38	9-1-2025	5,700,000	5,400,750

				61,421,975

Health Care Technology: 1.05%
Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	7,000,000	7,035,000
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	1,000,000	979,500

				8,014,500

Life Sciences Tools & Services: 0.67%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	5,075,000	5,151,125

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Diversified Income Builder Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals: 1.04%
Catalent Pharma Solutions Incorporated 144A	4.88%	1-15-2026	$8,300,000	$7,988,750

Industrials: 8.76%

Aerospace & Defense: 2.81%
Moog Incorporated 144A	5.25	12-1-2022	5,500,000	5,541,250
TransDigm Group Incorporated	6.38	6-15-2026	11,800,000	11,918,000
TransDigm Group Incorporated	6.50	5-15-2025	4,000,000	4,075,000

				21,534,250

Commercial Services & Supplies: 1.03%
Acco Brands Corporation 144A	5.25	12-15-2024	5,000,000	4,980,850
Eastern Maine Healthcare	5.02	7-1-2036	1,000,000	967,369
South Nassau Communities	4.65	8-1-2048	2,000,000	1,964,654

				7,912,873

Construction & Engineering: 0.25%
Aecom Company	5.13	3-15-2027	2,000,000	1,950,200

Machinery: 1.94%
Actuant Corporation	5.63	6-15-2022	1,165,000	1,178,106
Oshkosh Corporation	5.38	3-1-2025	3,675,000	3,785,250
SPX FLOW Incorporated 144A	5.63	8-15-2024	4,500,000	4,522,005
SPX FLOW Incorporated 144A	5.88	8-15-2026	5,328,000	5,354,640

				14,840,001

Trading Companies & Distributors: 2.73%
HD Supply Incorporated 144A	5.75	4-15-2024	11,450,000	12,036,813
WESCO Distribution Incorporated	5.38	6-15-2024	8,974,000	8,884,260

				20,921,073

Information Technology: 8.83%

Communications Equipment: 2.06%
CommScope Incorporated 144A	5.50	6-15-2024	9,479,000	9,550,093
CommScope Technologies Finance LLC 144A	5.00	3-15-2027	6,500,000	6,256,250

				15,806,343

Electronic Equipment, Instruments & Components: 2.69%
Anixter International Incorporated	5.13	10-1-2021	4,000,000	4,070,000
TTM Technologies Incorporated 144A	5.63	10-1-2025	16,495,000	16,536,238

				20,606,238

IT Services: 0.26%
Gartner Incorporated 144A	5.13	4-1-2025	2,000,000	2,010,740

Semiconductors & Semiconductor Equipment: 2.76%
Micron Technology Incorporated	5.50	2-1-2025	6,750,000	6,980,310
Versum Materials Incorporated 144A	5.50	9-30-2024	13,834,000	14,145,265

				21,125,575

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Software: 0.27%
Nuance Communications Company	6.00%	7-1-2024	$2,000,000	$2,062,500

Technology Hardware, Storage & Peripherals: 0.79%
Diebold Incorporated	8.50	4-15-2024	8,500,000	6,077,500

Materials: 9.89%

Chemicals: 7.18%
Koppers Incorporated 144A	6.00	2-15-2025	13,150,000	13,117,125
Olin Corporation	5.13	9-15-2027	5,000,000	4,812,500
Olin Corporation	5.50	8-15-2022	8,500,000	8,723,125
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	8,945,000	8,612,514
Scotts Miracle-Gro Company	5.25	12-15-2026	4,000,000	3,840,000
Scotts Miracle-Gro Company	6.00	10-15-2023	6,000,000	6,165,000
Valvoline Incorporated	4.38	8-15-2025	10,000,000	9,300,000
Valvoline Incorporated	5.50	7-15-2024	500,000	501,250

				55,071,514

Containers & Packaging: 2.43%
Ball Corporation	5.00	3-15-2022	2,500,000	2,573,750
Berry Global Incorporated	5.13	7-15-2023	4,500,000	4,548,375
Berry Plastics Corporation	6.00	10-15-2022	4,100,000	4,223,000
Sealed Air Corporation 144A	5.25	4-1-2023	4,650,000	4,731,375
Sealed Air Corporation 144A	5.50	9-15-2025	2,500,000	2,553,125

				18,629,625

Metals & Mining: 0.28%
Commercial Metals Company	4.88	5-15-2023	2,150,000	2,131,940

Real Estate: 3.59%

Equity REITs: 3.59%
Equinix Incorporated	5.38	5-15-2027	5,000,000	5,008,300
Equinix Incorporated	5.75	1-1-2025	1,500,000	1,539,375
Iron Mountain Incorporated 144A	4.88	9-15-2027	12,000,000	10,995,000
Iron Mountain Incorporated 144A	5.38	6-1-2026	6,500,000	6,123,000
Iron Mountain Incorporated	5.75	8-15-2024	3,927,000	3,885,767

				27,551,442

Total Corporate Bonds and Notes (Cost $414,953,333)				403,328,870

Municipal Obligations: 3.65%

Colorado: 0.29%

Health Revenue: 0.29%
Denver CO Health & Hospital Authority Series B	4.65	12-1-2023	1,205,000	1,230,992
Denver CO Health & Hospital Authority Series B	4.90	12-1-2024	250,000	257,800
Denver CO Health & Hospital Authority Series B	5.00	12-1-2025	275,000	284,199
Denver CO Health & Hospital Authority Series B	5.15	12-1-2026	445,000	461,696

				2,234,687

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Diversified Income Builder Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Florida: 0.13%

Education Revenue: 0.13%
Florida HEFAR Jacksonville University Project Series A2 144A	5.43%	6-1-2027	$1,000,000	$997,520

Guam: 0.08%

Airport Revenue: 0.08%
Guam Port Authority Series C	3.78	7-1-2021	635,000	631,457

Illinois: 0.71%

GO Revenue: 0.29%
Chicago IL Project Series C1	7.78	1-1-2035	2,000,000	2,245,700

Miscellaneous Revenue: 0.16%
Chicago IL Board of Education Taxable Build America Bonds Series E	6.04	12-1-2029	1,255,000	1,231,695

Tax Revenue: 0.26%
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	2,000,000	1,975,600

				5,452,995

Iowa: 0.16%

Tax Revenue: 0.16%
Coralville IA Series C	5.00	5-1-2030	1,200,000	1,233,888

Michigan: 0.44%

Miscellaneous Revenue: 0.44%
Wayne County MI Recovery Zone Economic Development Build America Bonds	10.00	12-1-2040	3,000,000	3,377,220

New Jersey: 0.25%

Education Revenue: 0.12%
New Jersey Educational Facilities Authority Georgian Court University Series H	4.25	7-1-2028	1,000,000	949,070

Utilities Revenue: 0.13%
Newark NJ Redevelopment Area Public Service Electric & Gas Project 144A	4.49	12-1-2047	1,000,000	955,600

				1,904,670

New York: 0.29%

Health Revenue: 0.04%
Jefferson County NY Civic Facility Development Corporation Refunding Bond Series B Samaritan Medical Center Obligated Group	4.25	11-1-2028	360,000	347,911

Utilities Revenue: 0.25%
New York Energy Research & Development Authority Green Bond Series A	4.81	4-1-2034	900,000	890,262
New York NY IDA Brooklyn Navy Yard Cogeneration Partners LP	5.65	10-1-2028	1,000,000	1,009,560

				1,899,822

				2,247,733

Oklahoma: 0.26%

Health Revenue: 0.07%
Oklahoma Development Finance Authority	5.45	8-15-2028	500,000	518,135

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue: 0.19%
Woodward County Educational Facilities Authority Mooreland Public Schools Project Series B	4.63%	9-15-2025	$1,500,000	$1,491,825

				2,009,960

Oregon: 0.07%

Health Revenue: 0.07%
Clackamas County OR Hospital Facility Authority Series C	4.00	11-15-2022	550,000	545,463

Pennsylvania: 0.26%

Housing Revenue: 0.26%
Philadelphia PA Authority for Industrial Development MFHR University Square Apartments Low Income Housing Project 144A	5.00	12-1-2020	2,000,000	1,965,020

Tennessee: 0.25%

Tax Revenue: 0.25%
Bristol TN Industrial Development Board The Pinnacle Project Series A 144A	5.13	12-1-2042	2,000,000	1,877,380

Virginia: 0.28%

Tax Revenue: 0.28%
Mosaic District VA CDA Series A-T	7.25	3-1-2036	2,000,000	2,111,700

Wisconsin: 0.18%

Education Revenue: 0.18%
Public Finance Authority Burrell College of Osteopathic Medicine Project 144A	5.13	6-1-2028	1,360,000	1,372,403

Total Municipal Obligations (Cost $28,149,761)				27,962,096

	Dividend yield		Shares
Preferred Stocks: 0.12%

Financials: 0.08%

Banks: 0.08%
Banco Bradesco SA	4.02		41,900	297,452
Itausa Investimentos Itau	0.20		122,700	306,860

				604,312

Materials: 0.04%

Chemicals: 0.04%
Sociedad Quimica y Minera de Chile	1.39		6,853	313,567

Total Preferred Stocks (Cost $927,291)				917,879

	Interest rate		Principal
Yankee Corporate Bonds and Notes: 4.69%

Financials: 2.05%

Diversified Financial Services: 2.05%
Tronox Finance plc 144A	5.75	10-1-2025	$17,000,000	15,767,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Diversified Income Builder Fund	25

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 1.26%

Pharmaceuticals: 1.26%
Mallinckrodt plc 144A	5.50%	4-15-2025	$5,655,000	$4,775,648
Mallinckrodt plc 144A	5.63	10-15-2023	5,500,000	4,867,500

				9,643,148

Industrials: 1.38%

Electrical Equipment: 1.38%
Sensata Technologies BV 144A	4.88	10-15-2023	6,700,000	6,708,375
Sensata Technologies BV 144A	5.63	11-1-2024	3,750,000	3,871,875

				10,580,250

Total Yankee Corporate Bonds and Notes (Cost $38,808,053)				35,990,898

	Yield		Shares
Short-Term Investments: 11.86%

Investment Companies: 9.38%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.99		71,872,762	71,872,762

			Principal
U.S. Treasury Securities: 2.48%
U.S. Treasury Bill (z)#	1.47	10-4-2018	$2,115,000	2,114,642
U.S. Treasury Bill (z)#	2.14	12-27-2018	17,000,000	16,911,712

				19,026,354

Total Short-Term Investments (Cost $90,899,128)				90,899,116

Total investments in securities (Cost $767,773,679)	101.00%	774,173,703
Other assets and liabilities, net	(1.00)	(7,695,606)

Total net assets	100.00%	$766,478,097

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

ADR	American depositary receipt

CDA	Community Development Authority

GDR	Global depositary receipt

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

IDA	Industrial Development Authority

MFHR	Multifamily housing revenue

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2018

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	79	12-21-2018	$11,505,036	$11,530,050	$25,014	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC *	11,166,995	70,700,589	81,867,584	0	$1,443	$(609)	$95,291	$0
Wells Fargo Government Money Market Fund Select Class	11,243,453	383,082,501	322,453,192	71,872,762	0	0	230,188	71,872,762

					$1,443	$(609)	$325,479	$71,872,762	9.38%

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2018	Wells Fargo Diversified Income Builder Fund	27

Assets
Investments in unaffiliated securities, at value (cost $695,900,917)	$702,300,941
Investments in affiliated securities, at value (cost $71,872,762)	71,872,762
Cash	11,548
Foreign currency, at value (cost $369,076)	370,848
Receivable for Fund investments sold	1,194,766
Receivable for Fund shares sold	1,669,085
Receivable for dividends and interest	8,432,752
Prepaid expenses and other assets	161,008

Total assets	786,013,710

Liabilities
Payable for investments purchased	18,392,593
Payable for Fund shares redeemed	684,772
Management fee payable	192,611
Administration fees payable	108,371
Distribution fee payable	103,844
Payable for daily variation margin on open futures contracts	3,486
Trustees’ fees and expenses payable	623
Accrued expenses and other liabilities	49,313

Total liabilities	19,535,613

Total net assets	$766,478,097

NET ASSETS CONSIST OF
Paid-in capital	$726,889,626
Total distributable earnings	39,588,471

Total net assets	$766,478,097

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$231,175,669
Shares outstanding – Class A1	36,527,675
Net asset value per share – Class A	$6.33
Maximum offering price per share – Class A2	$6.72
Net assets – Class C	$166,750,292
Shares outstanding – Class C1	26,293,504
Net asset value per share – Class C	$6.34
Net assets – Class R6	$25,057
Shares outstanding – Class R6[1]	4,052
Net asset value per share – Class R6	$6.18
Net assets – Administrator Class	$32,938,059
Shares outstanding – Administrator Class[1]	5,318,436
Net asset value per share – Administrator Class	$6.19
Net assets – Institutional Class	$335,589,020
Shares outstanding – Institutional Class[1]	54,233,401
Net asset value per share – Institutional Class	$6.19

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Diversified Income Builder Fund	Statement of operations—year ended September 30, 2018

Investment income
Interest	$23,203,527
Dividends (net of foreign withholding taxes of $131,098)	9,222,922
Income from affiliated securities	325,479

Total investment income	32,751,928

Expenses
Management fee	4,183,156
Administration fees
Class A	482,841
Class C	358,877
Class R6	1 [1]
Administrator Class	48,282
Institutional Class	435,610
Shareholder servicing fees
Class A	574,811
Class C	427,235
Administrator Class	92,641
Distribution fee
Class C	1,281,703
Custody and accounting fees	36,498
Professional fees	58,869
Registration fees	118,134
Shareholder report expenses	79,407
Trustees’ fees and expenses	20,704
Other fees and expenses	11,976

Total expenses	8,210,745
Less: Fee waivers and/or expense reimbursements	(1,136,601)

Net expenses	7,074,144

Net investment income	25,677,784

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	30,225,038
Affiliated securities	1,443
Futures contracts	1,083,348
Forward foreign currency contracts	34,083

Net realized gains on investments	31,343,912

Net change in unrealized gains (losses) on:
Unaffiliated securities	(33,818,525)
Affiliated securities	(609)
Futures contracts	25,014

Net change in unrealized gains (losses) on investments	(33,794,120)

Net realized and unrealized gains (losses) on investments	(2,450,208)

Net increase in net assets resulting from operations	$23,227,576

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Diversified Income Builder Fund	29

	Year ended September 30, 2018		Year ended September 30, 2017[1]

Operations
Net investment income		$25,677,784		$19,531,782
Net realized gains on investments		31,343,912		12,945,402
Net change in unrealized gains (losses) on investments		(33,794,120)		21,283,855

Net increase in net assets resulting from operations		23,227,576		53,761,039

Distributions to shareholders
Class A		(10,518,893)		(7,636,815)
Class B		N/A		(8,479)[2]
Class C		(6,577,828)		(4,909,965)
Class R6		(138)[3]		N/A
Administrator Class		(1,793,521)		(1,989,253)
Institutional Class		(16,782,186)		(9,593,926)

Total distributions to shareholders		(35,672,566)		(24,138,438)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	11,145,149	70,956,206	18,433,357	114,970,196
Class B	N/A	N/A	790 [2]	4,856 [2]
Class C	6,785,413	43,270,788	9,920,574	62,050,326
Class R6	4,052 [3]	25,000 [3]	N/A	N/A
Administrator Class	1,384,053	8,606,856	4,611,695	28,032,068
Institutional Class	22,967,858	142,978,608	37,928,512	231,275,398

		265,837,458		436,332,844

Reinvestment of distributions
Class A	1,561,264	9,891,159	1,145,568	7,148,903
Class B	N/A	N/A	1,045 [2]	6,448 [2]
Class C	946,882	6,011,290	687,580	4,297,275
Administrator Class	263,760	1,637,316	309,869	1,885,882
Institutional Class	2,194,831	13,596,513	1,308,141	8,015,673

		31,136,278		21,354,181

Payment for shares redeemed
Class A	(10,590,623)	(67,150,218)	(10,383,064)	(65,031,893)
Class B	N/A	N/A	(77,635)[2]	(486,950)[2]
Class C	(7,154,705)	(45,403,714)	(6,040,064)	(37,818,153)
Administrator Class	(3,003,395)	(18,651,958)	(9,917,933)	(59,608,201)
Institutional Class	(21,127,558)	(130,722,169)	(9,738,100)	(59,471,981)

		(261,928,059)		(222,417,178)

Net increase in net assets resulting from capital share transactions		35,045,677		235,269,847

Total increase in net assets		22,600,687		264,892,448

Net assets
Beginning of period		743,877,410		478,984,962

End of period		$766,478,097		$743,877,410

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and to disaggregate distributions to shareholders between distributions from net investment income and distributions from realized gains. Overdistributed net investment income at September 30, 2017 was $265,880. The disaggregated distributions information for the year ended September 30, 2017 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from October 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and no longer offered by the Fund.

[3]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$6.42	$6.13	$5.71	$6.37	$6.13
Net investment income	0.21	0.20	0.20	0.21	0.23
Net realized and unrealized gains (losses) on investments	(0.01)	0.35	0.64	(0.31)	0.38

Total from investment operations	0.20	0.55	0.84	(0.10)	0.61
Distributions to shareholders from
Net investment income	(0.19)	(0.22)	(0.21)	(0.21)	(0.23)
Net realized gains	(0.10)	(0.04)	(0.21)	(0.35)	(0.14)

Total distributions to shareholders	(0.29)	(0.26)	(0.42)	(0.56)	(0.37)
Net asset value, end of period	$6.33	$6.42	$6.13	$5.71	$6.37
Total return[1]	3.23%	9.16%	15.39%	(1.92)%	10.13%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.05%	1.08%	1.11%	1.13%
Net expenses	0.90%	1.05%	1.08%	1.08%	1.08%
Net investment income	3.34%	3.29%	3.55%	3.38%	3.60%
Supplemental data
Portfolio turnover rate	50%	29%	38%	63%	52%
Net assets, end of period (000s omitted)	$231,176	$220,977	$154,496	$127,242	$143,062

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Income Builder Fund	31

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$6.44	$6.14	$5.72	$6.39	$6.14
Net investment income	0.17	0.16	0.16 [1]	0.16 [1]	0.18
Net realized and unrealized gains (losses) on investments	(0.02)	0.35	0.63	(0.32)	0.39

Total from investment operations	0.15	0.51	0.79	(0.16)	0.57
Distributions to shareholders from
Net investment income	(0.15)	(0.17)	(0.16)	(0.16)	(0.18)
Net realized gains	(0.10)	(0.04)	(0.21)	(0.35)	(0.14)

Total distributions to shareholders	(0.25)	(0.21)	(0.37)	(0.51)	(0.32)
Net asset value, end of period	$6.34	$6.44	$6.14	$5.72	$6.39
Total return[2]	2.32%	8.51%	14.51%	(2.81)%	9.47%
Ratios to average net assets (annualized)
Gross expenses	1.79%	1.80%	1.83%	1.86%	1.88%
Net expenses	1.65%	1.80%	1.83%	1.83%	1.83%
Net investment income	2.59%	2.54%	2.80%	2.62%	2.85%
Supplemental data
Portfolio turnover rate	50%	29%	38%	63%	52%
Net assets, end of period (000s omitted)	$166,750	$165,513	$129,856	$110,457	$111,045

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

CLASS R6	Year ended September 30, 2018[1]
Net asset value, beginning of period	$6.17
Net investment income	0.02 [2]
Net realized and unrealized gains (losses) on investments	0.02

Total from investment operations	0.04
Distributions to shareholders from
Net investment income	(0.03)
Net realized gains	0.00

Total distributions to shareholders	(0.03)
Net asset value, end of period	$6.18
Total return[3]	0.71%
Ratios to average net assets (annualized)
Gross expenses	0.64%
Net expenses	0.41%
Net investment income	2.32%
Supplemental data
Portfolio turnover rate	50%
Net assets, end of period (000s omitted)	$25

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Income Builder Fund	33

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$6.29	$6.00	$5.60	$6.25	$6.01
Net investment income	0.21 [1]	0.21 [1]	0.21 [1]	0.21 [1]	0.24
Net realized and unrealized gains (losses) on investments	(0.01)	0.34	0.61	(0.30)	0.38

Total from investment operations	0.20	0.55	0.82	(0.09)	0.62
Distributions to shareholders from
Net investment income	(0.20)	(0.22)	(0.21)	(0.21)	(0.24)
Net realized gains	(0.10)	(0.04)	(0.21)	(0.35)	(0.14)

Total distributions to shareholders	(0.30)	(0.26)	(0.42)	(0.56)	(0.38)
Net asset value, end of period	$6.19	$6.29	$6.00	$5.60	$6.25
Total return	3.21%	9.45%	15.45%	(1.69)%	10.46%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.97%	1.00%	0.97%	0.96%
Net expenses	0.81%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.40%	3.51%	3.72%	3.56%	3.77%
Supplemental data
Portfolio turnover rate	50%	29%	38%	63%	52%
Net assets, end of period (000s omitted)	$32,938	$41,975	$70,051	$31,367	$48,690

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$6.28	$6.00	$5.59	$6.25	$6.01
Net investment income	0.23	0.24	0.23	0.24	0.25 [1]
Net realized and unrealized gains (losses) on investments	(0.01)	0.31	0.61	(0.32)	0.38

Total from investment operations	0.22	0.55	0.84	(0.08)	0.63
Distributions to shareholders from
Net investment income	(0.21)	(0.23)	(0.22)	(0.23)	(0.25)
Net realized gains	(0.10)	(0.04)	(0.21)	(0.35)	(0.14)

Total distributions to shareholders	(0.31)	(0.27)	(0.43)	(0.58)	(0.39)
Net asset value, end of period	$6.19	$6.28	$6.00	$5.59	$6.25
Total return	3.62%	9.49%	15.88%	(1.65)%	10.68%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.72%	0.75%	0.71%	0.70%
Net expenses	0.57%	0.71%	0.71%	0.69%	0.70%
Net investment income	3.67%	3.60%	3.92%	3.76%	3.98%
Supplemental data
Portfolio turnover rate	50%	29%	38%	63%	52%
Net assets, end of period (000s omitted)	$335,589	$315,413	$124,116	$77,558	$61,133

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Diversified Income Builder Fund	35

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Funds Management. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

36	Wells Fargo Diversified Income Builder Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operation.

Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of

Notes to financial statements	Wells Fargo Diversified Income Builder Fund	37

futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2018, the aggregate cost of all investments for federal income tax purposes was $767,886,927 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$30,626,074
Gross unrealized losses	(24,314,284)
Net unrealized gains	$6,311,790

38	Wells Fargo Diversified Income Builder Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings
$(3,934)	$3,934

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Diversified Income Builder Fund	39

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Communication services	$9,706,642	$0	$0	$9,706,642
Consumer discretionary	9,529,426	0	0	9,529,426
Consumer staples	4,519,484	0	0	4,519,484
Energy	47,685,776	0	0	47,685,776
Financials	24,474,461	168,562	0	24,643,023
Health care	23,369,399	0	0	23,369,399
Industrials	23,614,097	0	0	23,614,097
Information technology	41,518,689	0	0	41,518,689
Materials	13,456,023	178,853	0	13,634,876
Real estate	8,232,166	0	0	8,232,166
Utilities	8,621,266	0	0	8,621,266

Corporate bonds and notes	0	403,328,870	0	403,328,870

Municipal obligations	0	27,962,096	0	27,962,096

Preferred stocks
Financials	604,312	0	0	604,312
Materials	313,567	0	0	313,567

Yankee corporate bonds and notes	0	35,990,898	0	35,990,898

Short-term investments			0
Investment companies	71,872,762	0	0	71,872,762
U.S. Treasury securities	19,026,354	0	0	19,026,354

	306,544,424	467,629,279	0	774,173,703
Futures contracts	25,014	0	0	25,014
Total assets	$306,569,438	$467,629,279	$0	$774,198,717

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At September 30, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.55% and declining to 0.43% as the average daily net assets of the Fund increase. For the year ended September 30, 2018, the management fee was equivalent to an annual rate of 0.54% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

40	Wells Fargo Diversified Income Builder Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.42% for Class R6 shares, 0.77% for Administrator Class shares, and 0.52% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to January 1, 2018, the Fund’s expenses were capped at 1.08% for Class A shares, 1.83% for Class C shares, 0.90% for Administrator Class shares, and 0.71% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2018, Funds Distributor received $77,130 from the sale of Class A shares and $144 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended September 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2018 were $372,065,128 and $401,656,579, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2018, the Fund entered into futures contracts and forward foreign currency contracts for economic hedging purposes.

Notes to financial statements	Wells Fargo Diversified Income Builder Fund	41

The volume of the Fund’s futures contracts and forward foreign currency contracts during the year ended September 30, 2018 was as follows:

Futures contracts
Average notional balance on long futures	$5,867,851
Forward foreign currency contracts
Average contract amounts to buy	51,764
Average contract amounts to sell	28,066

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year ended September 30
	2018	2017
Ordinary income	$27,884,669	$20,667,438
Long-term capital gain	7,787,897	3,471,000

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$7,601,251	$25,688,641	$6,309,927

Beginning October 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended September 30, 2017 were as follows:

	Net investment income	Net realized gains
Class A	$6,500,003	$1,136,812
Class B	5,875	2,604
Class C	4,004,743	905,222
Administrator Class	1,700,100	289,153
Institutional Class	8,456,717	1,137,209

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

42	Wells Fargo Diversified Income Builder Fund	Notes to financial statements

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

11. SUBSEQUENT DISTRIBUTION

On November 26, 2018, the Fund declared distributions from net investment income to shareholders of record on November 23, 2018. The per share amounts payable on November 27, 2018 were as follows:

Net investment income
Class A	$0.01849
Class C	0.01444
Class R6	0.02072
Administrator Class	0.01894
Institutional Class	0.02026

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Diversified Income Builder Fund	43

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Income Builder Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 26, 2018

44	Wells Fargo Diversified Income Builder Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 8.63% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $7,787,897 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $3,524,538 of income dividends paid during the fiscal year ended September 30, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2018, $17,476,907 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2018, $4,124,226 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Diversified Income Builder Fund	45

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

46	Wells Fargo Diversified Income Builder Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Diversified Income Builder Fund	47

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

48	Wells Fargo Diversified Income Builder Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Diversified Income Builder Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Income Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Diversified Income Builder Fund	49

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review The Board also noted that the investment performance of the Fund was in range of its benchmark index, the Diversified Income Builder Blended Index, for the one and three -year periods under review, but lower than its benchmark index, for the five- and ten- year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

50	Wells Fargo Diversified Income Builder Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Diversified Income Builder Fund	51

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

52	Wells Fargo Diversified Income Builder Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Diversified Income Builder Fund	53
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

317285 11-18 A226/AR226 09-18

Annual Report

September 30, 2018

Wells Fargo Index Asset Allocation Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Index Asset Allocation Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Economic growth and stock markets globally diverged beginning early in 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Index Asset Allocation Fund for the 12-month period that ended September 30, 2018. A strong fourth-quarter performance for equity and fixed-income markets closed 2017. Economic growth and stock markets globally diverged beginning early in 2018. For fixed-income investors, taxable bond returns were restrained in a rising-rate environment while high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 17.91% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.76%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.22% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.45%. The Bloomberg Barclays Municipal Bond Index6 added 0.35%, and the ICE BofAML U.S. High Yield Index7 was up 2.94%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases generally benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Index Asset Allocation Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the third quarter of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71%, while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the range for the federal funds rate from 1.75% to 2.00%, then again in September from 2.00% to 2.25%. Observers expected at least one more rate increase before the end of 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.05% and 3.19%, respectively, on September 30, 2018, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Index Asset Allocation Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Petros N. Bocray, CFA®, FRM

Christian L. Chan, CFA®

Average annual total returns (%) as of September 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SFAAX)	11-13-1986	3.46	8.61	8.59	9.76	9.90	9.23	1.09	1.08
Class C (WFALX)	4-1-1998	7.97	9.08	8.42	8.97	9.08	8.42	1.84	1.83
Administrator Class (WFAIX)	11-8-1999	–	–	–	9.94	10.13	9.48	1.01	0.90
Institutional Class (WFATX)	10-31-2016	–	–	–	10.11	10.20	9.51	0.76	0.75
Index Asset Allocation Blended Index[4]	–	–	–	–	9.82	10.66	10.08	–	–
Bloomberg Barclays U.S. Treasury Index[5]	–	–	–	–	(1.62)	1.34	2.68	–	–
S&P 500 Index[6]	–	–	–	–	17.91	13.95	11.97	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Index Asset Allocation Fund	7

Growth of $10,000 investment as of September 30, 2018[7]

[1]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the expenses of the Institutional Class shares. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Source: Wells Fargo Funds Management, LLC. Effective April 1, 2015, the Index Asset Allocation Blended Index is weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg Barclays U.S. Treasury Index, and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[9]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[10]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[11]

The Bloomberg Barclays 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

[12]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[13]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[14]	Current target allocation includes the effect of any tactical futures overlay that may be in place. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Index Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A, excluding sales charges) underperformed its benchmark, the Index Asset Allocation Blended Index by 6 basis points (bps; 100 bps equal 1.00%) for the 12-month period that ended September 30, 2018.

∎	The Fund’s tactical asset allocation overlay, which is implemented with liquid futures contracts, contributed positively to performance during the 12-month period.

∎

The Fund’s stock allocation performed in line with its respective benchmark, the S&P 500 Index, while the Fund’s bond allocation outperformed its respective benchmark, the Bloomberg Barclays U.S. Treasury Index.

∎	Relative to its benchmark, the Fund’s lower duration added to performance.

Equity markets rallied during the 12-month period as rising optimism surrounding synchronized global growth and U.S. tax reforms buoyed confidence among investors. That being said, it was by no means a smooth ride; sentiment soured toward the end of January and early February amid mounting concerns about higher interest rates and trade tensions. Risk markets sold off sharply in response, and volatility—which remained subdued in 2017—spiked to levels last seen in early 2016.

As focus shifted to strengthening economic conditions in the U.S., markets proceeded to climb higher, setting several record highs along the way. For the period, the S&P 500 Index posted a return of 17.91% while developed non-U.S. markets, as measured by the MSCI EAFE Index (Net),8 returned 2.74%. Meanwhile, emerging market stocks, as measured by the MSCI EM Index (Net),9 posted a return of -0.81%.

Longer-duration U.S. government bond prices fell during the period amid a sharp rise in yields. For the 12-month period, the yield on 30-year U.S. Treasury bonds rose by 0.35% from 2.86% to 3.21% while yields on 10-year U.S. Treasury notes rose by 0.73% from 2.33% to 3.06%. The Bloomberg Barclays U.S. Treasury Index10, a broad measure of U.S. Treasury notes and bonds, lost 1.62% during the 12-month period, while the Bloomberg Barclays 20+ Year U.S. Treasury Index11 lost 3.52%.

Ten largest holdings (%) as of September 30, 2018[12]
Apple Incorporated	2.56
Microsoft Corporation	2.16
Amazon.com Incorporated	2.03
Berkshire Hathaway Incorporated Class B	1.03
Facebook Incorporated Class A	0.98
JPMorgan Chase & Company	0.94
Johnson & Johnson	0.91
Alphabet Incorporated Class C	0.91
Alphabet Incorporated Class A	0.89
Exxon Mobil Corporation	0.89

Tactical asset allocation shifts and duration management contributed positively to performance during the 12-month period.

The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index; its bond holdings seek to replicate the holdings of the Bloomberg Barclays U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of fiscal year-end, the Fund had an effective target allocation of 63.75% stocks and 36.25% bonds.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Index Asset Allocation Fund	9

Sector distribution as of September 30, 2018[13]

Neutral target allocation

Current target allocation as of September 30, 2018[14]

During the period, the portfolio management team implemented tactical shifts between stocks and bonds in order to adjust the Fund’s effective allocations based on the relative attractiveness of the two asset classes. The Fund began the period with a neutral equity allocation and a short position in 10-year U.S. Treasury futures, which we accomplished by taking a short position in a 10-year U.S. Treasury futures contract that tracks the performance of the lowest-cost-to-deliver bond with a maturity of 6.5 years to 10 years. The short reduced the Fund’s effective exposure to bonds. Relative to its benchmark, the Fund also maintained a lower duration within its underlying bond allocation. As yields proceeded to climb higher in January and April 2018, the team decided to lock in some profits by paring back its short exposure. The team also initiated a long exposure to S&P 500 Index futures amid the equity market sell-off toward the end of January and early February. Then, as markets rebounded, the team trimmed half of its long exposure to S&P 500 futures in order to capture some gains.

The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of the close of the period, relative to its benchmark, the Fund maintained an overweight to stocks and an underweight to bonds. All of the changes to the effective asset allocation were implemented with liquid futures contracts.

Management team is focused on the long term.

We see increased volatility ahead. President Donald J. Trump had some success in negotiating trade agreements with Canada and Mexico, but uncertainty surrounding China-related trade remains. The mid-term U.S. election, Brexit, oil prices, and dollar movements, all could influence markets over the short run. That being said, we encourage investors to focus on the long-term. In the U.S., economic growth is strong, unemployment is low, and inflation appears in check. The U.S. Federal Reserve (Fed) has indicated that future rate increases will be dependent upon economic data. The Fed has done a respectable job of guiding the economy and, at this point, we are not worried it will prematurely smother growth.

Please see footnotes on page 7.

10	Wells Fargo Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2018	Ending account value 9-30-2018	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,069.69	$5.58	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.68	$5.44	1.07%
Class C
Actual	$1,000.00	$1,065.81	$9.45	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.92	$9.22	1.82%
Administrator Class
Actual	$1,000.00	$1,070.59	$4.67	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Institutional Class
Actual	$1,000.00	$1,071.28	$3.87	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.33	$3.77	0.74%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2018	Wells Fargo Index Asset Allocation Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 0.01%
FNMA Series 2002-T1 Class A4	9.50%	11-25-2031	$44,094	$50,275

Total Agency Securities (Cost $44,094)				50,275

			Shares
Common Stocks: 60.65%

Communication Services: 6.08%

Diversified Telecommunication Services: 1.20%
AT&T Incorporated			234,952	7,889,688
CenturyLink Incorporated			30,752	651,942
Verizon Communications Incorporated			133,683	7,137,335

				15,678,965

Entertainment: 1.32%
Activision Blizzard Incorporated			24,666	2,051,965
Electronic Arts Incorporated †			9,861	1,188,152
Netflix Incorporated †			14,088	5,270,743
Take-Two Interactive Software Incorporated †			3,682	508,079
The Walt Disney Company			48,117	5,626,802
Twenty-First Century Fox Incorporated Class A			34,102	1,579,946
Twenty-First Century Fox Incorporated Class B			15,759	722,077
Viacom Incorporated Class B			11,434	386,012

				17,333,776

Interactive Media & Services: 2.84%
Alphabet Incorporated Class A †			9,670	11,672,464
Alphabet Incorporated Class C †			9,961	11,888,155
Facebook Incorporated Class A †			78,026	12,832,156
TripAdvisor Incorporated †			3,309	168,991
Twitter Incorporated †			23,293	662,919

				37,224,685

Media: 0.72%
CBS Corporation Class B			10,952	629,192
Charter Communications Incorporated Class A †			5,776	1,882,283
Comcast Corporation Class A			147,936	5,238,414
Discovery Communications Incorporated Class A «†			5,055	161,760
Discovery Communications Incorporated Class C †			11,636	344,193
DISH Network Corporation Class A †			7,411	265,017
Interpublic Group of Companies Incorporated			12,416	283,954
News Corporation Class A			12,404	163,609
News Corporation Class B			4,004	54,454
Omnicom Group Incorporated			7,259	493,757

				9,516,633

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Consumer Discretionary: 6.25%

Auto Components: 0.09%
Aptiv plc	8,565	$718,604
BorgWarner Incorporated	6,757	289,064
The Goodyear Tire & Rubber Company	7,668	179,355

		1,187,023

Automobiles: 0.22%
Ford Motor Company	126,660	1,171,605
General Motors Company	42,452	1,429,359
Harley-Davidson Incorporated	5,388	244,076

		2,845,040

Distributors: 0.06%
Genuine Parts Company	4,747	471,852
LKQ Corporation †	10,291	325,916

		797,768

Diversified Consumer Services: 0.01%
H&R Block Incorporated	6,649	171,212

Hotels, Restaurants & Leisure: 1.01%
Carnival Corporation	13,047	832,007
Chipotle Mexican Grill Incorporated †	791	359,525
Darden Restaurants Incorporated	4,014	446,317
Hilton Worldwide Holdings Incorporated	9,647	779,285
Marriott International Incorporated Class A	9,317	1,230,124
McDonald’s Corporation	25,099	4,198,812
MGM Resorts International	16,532	461,408
Norwegian Cruise Line Holdings Limited †	6,592	378,579
Royal Caribbean Cruises Limited	5,543	720,257
Starbucks Corporation	43,648	2,480,952
Wynn Resorts Limited	3,163	401,891
Yum! Brands Incorporated	10,267	933,373

		13,222,530

Household Durables: 0.19%
D.R. Horton Incorporated	11,101	468,240
Garmin Limited	3,909	273,825
Leggett & Platt Incorporated	4,211	184,400
Lennar Corporation Class A	9,438	440,660
Mohawk Industries Incorporated †	2,051	359,643
Newell Rubbermaid Incorporated	14,064	285,499
Pulte Group Incorporated	8,453	209,381
Whirlpool Corporation	2,088	247,950

		2,469,598

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Index Asset Allocation Fund	13

Security name	Shares	Value

Internet & Direct Marketing Retail: 2.37%
Amazon.com Incorporated †	13,255	$26,549,765
Booking Holdings Incorporated †	1,535	3,045,440
eBay Incorporated †	30,094	993,704
Expedia Incorporated	3,846	501,826

		31,090,735

Leisure Products: 0.04%
Hasbro Incorporated	3,778	397,143
Mattel Incorporated «†	11,134	174,804

		571,947

Multiline Retail: 0.31%
Dollar General Corporation	8,590	938,887
Dollar Tree Incorporated †	7,696	627,609
Kohl’s Corporation	5,393	402,048
Macy’s Incorporated	9,931	344,904
Nordstrom Incorporated	3,708	221,775
Target Corporation	17,029	1,502,128

		4,037,351

Specialty Retail: 1.46%
Advance Auto Parts Incorporated	2,396	403,319
AutoZone Incorporated †	855	663,224
Best Buy Company Incorporated	7,864	624,087
CarMax Incorporated †	5,712	426,515
Foot Locker Incorporated	3,782	192,806
L Brands Incorporated	7,386	223,796
Lowe’s Companies Incorporated	26,238	3,012,647
O’Reilly Automotive Incorporated †	2,606	905,116
Ross Stores Incorporated	12,182	1,207,236
The Gap Incorporated	7,020	202,527
The Home Depot Incorporated	37,017	7,668,072
The TJX Companies Incorporated	20,288	2,272,662
Tiffany & Company	3,524	454,490
Tractor Supply Company	3,940	358,067
ULTA Beauty Incorporated †	1,837	518,254

		19,132,818

Textiles, Apparel & Luxury Goods: 0.49%
HanesBrands Incorporated	11,663	214,949
Michael Kors Holdings Limited †	4,831	331,213
Nike Incorporated Class B	41,428	3,509,780
PVH Corporation	2,482	358,401
Ralph Lauren Corporation	1,787	245,802
Tapestry Incorporated	9,319	468,466
Under Armour Incorporated Class A †	6,019	127,723
Under Armour Incorporated Class C «†	6,171	120,088
VF Corporation	10,518	982,907

		6,359,329

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Consumer Staples: 4.07%

Beverages: 1.02%
Brown-Forman Corporation Class B	5,452	$275,599
Constellation Brands Incorporated Class A	5,431	1,171,032
Molson Coors Brewing Company Class B	6,055	372,383
Monster Beverage Corporation †	12,870	750,064
PepsiCo Incorporated	45,758	5,115,744
The Coca-Cola Company	123,837	5,720,031

		13,404,853

Food & Staples Retailing: 0.88%
Costco Wholesale Corporation	14,188	3,332,477
Sysco Corporation	15,471	1,133,251
The Kroger Company	25,775	750,310
Wal-Mart Stores Incorporated	46,430	4,360,241
Walgreens Boots Alliance Incorporated	27,291	1,989,514

		11,565,793

Food Products: 0.64%
Archer Daniels Midland Company	18,109	910,339
Campbell Soup Company	6,225	228,022
ConAgra Foods Incorporated	12,671	430,434
General Mills Incorporated	19,281	827,541
Hormel Foods Corporation «	8,796	346,562
Kellogg Company	8,187	573,254
McCormick & Company Incorporated	3,923	516,855
Mondelez International Incorporated Class A	47,448	2,038,366
The Hershey Company	4,522	461,244
The J.M. Smucker Company	3,679	377,502
The Kraft Heinz Company	20,118	1,108,703
Tyson Foods Incorporated Class A	9,574	569,940

		8,388,762

Household Products: 0.84%
Church & Dwight Company Incorporated	7,939	471,338
Colgate-Palmolive Company	28,074	1,879,554
Kimberly-Clark Corporation	11,248	1,278,223
The Clorox Company	4,144	623,299
The Procter & Gamble Company	80,533	6,702,762

		10,955,176

Personal Products: 0.10%
Coty Incorporated Class A	14,574	183,049
The Estee Lauder Companies Incorporated Class A	7,251	1,053,715

		1,236,764

Tobacco: 0.59%
Altria Group Incorporated	60,992	3,678,428
Philip Morris International Incorporated	50,293	4,100,891

		7,779,319

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Index Asset Allocation Fund	15

Security name	Shares	Value

Energy: 3.64%

Energy Equipment & Services: 0.42%
Baker Hughes Incorporated	13,472	$455,758
Halliburton Company	28,467	1,153,768
Helmerich & Payne Incorporated	3,524	242,345
National Oilwell Varco Incorporated	12,379	533,287
Schlumberger Limited	44,781	2,728,059
TechnipFMC plc	13,822	431,938

		5,545,155

Oil, Gas & Consumable Fuels: 3.22%
Anadarko Petroleum Corporation	16,567	1,116,781
Andeavor Corporation	4,498	690,443
Apache Corporation	12,374	589,869
Cabot Oil & Gas Corporation	14,273	321,428
Chevron Corporation	61,994	7,580,626
Cimarex Energy Company	3,085	286,720
Concho Resources Incorporated †	6,479	989,667
ConocoPhillips	37,598	2,910,085
Devon Energy Corporation	16,461	657,452
EOG Resources Incorporated	18,739	2,390,534
EQT Corporation	8,541	377,768
Exxon Mobil Corporation	136,979	11,645,955
Hess Corporation	8,144	582,948
HollyFrontier Corporation	5,243	366,486
Kinder Morgan Incorporated	61,403	1,088,675
Marathon Oil Corporation	27,634	643,320
Marathon Petroleum Corporation	14,591	1,166,842
Newfield Exploration Company †	6,466	186,415
Noble Energy Incorporated	15,630	487,500
Occidental Petroleum Corporation	24,741	2,032,968
ONEOK Incorporated	13,305	901,946
Phillips 66 Company	13,818	1,557,565
Pioneer Natural Resources Company	5,513	960,309
The Williams Companies Incorporated	39,127	1,063,863
Valero Energy Corporation	13,827	1,572,821

		42,168,986

Financials: 8.07%

Banks: 3.55%
Bank of America Corporation	300,535	8,853,761
BB&T Corporation	25,056	1,216,218
Citigroup Incorporated	81,421	5,841,143
Citizens Financial Group Incorporated	15,398	593,901
Comerica Incorporated	5,545	500,159
Fifth Third Bancorp	21,558	601,899
Huntington Bancshares Incorporated	35,725	533,017
JPMorgan Chase & Company	108,736	12,269,770
KeyCorp	34,037	676,996

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Banks (continued)
M&T Bank Corporation	4,652	$765,440
People’s United Financial Incorporated	11,286	193,216
PNC Financial Services Group Incorporated	15,021	2,045,710
Regions Financial Corporation	35,668	654,508
SunTrust Banks Incorporated	14,906	995,572
SVB Financial Group †	1,721	534,938
US Bancorp	49,543	2,616,366
Wells Fargo & Company (l)	140,237	7,370,857
Zions Bancorporation	6,289	315,393

		46,578,864

Capital Markets: 1.66%
Affiliated Managers Group Incorporated	1,728	236,252
Ameriprise Financial Incorporated	4,589	677,612
Bank of New York Mellon Corporation	29,763	1,517,615
BlackRock Incorporated	3,975	1,873,537
CBOE Holdings Incorporated	3,617	347,087
CME Group Incorporated	11,019	1,875,544
E*TRADE Financial Corporation †	8,401	440,128
Franklin Resources Incorporated	9,890	300,755
Intercontinental Exchange Incorporated	18,552	1,389,359
Invesco Limited	13,292	304,121
Moody’s Corporation	5,401	903,047
Morgan Stanley	42,902	1,997,946
MSCI Incorporated	2,874	509,876
Northern Trust Corporation	7,223	737,685
Raymond James Financial Incorporated	4,248	391,028
S&P Global Incorporated	8,136	1,589,693
State Street Corporation	12,275	1,028,400
T. Rowe Price Group Incorporated	7,868	859,028
The Charles Schwab Corporation	38,903	1,912,082
The Goldman Sachs Group Incorporated	11,360	2,547,366
The NASDAQ OMX Group Incorporated	3,725	319,605

		21,757,766

Consumer Finance: 0.41%
American Express Company	22,843	2,432,551
Capital One Financial Corporation	15,478	1,469,327
Discover Financial Services	11,086	847,525
Synchrony Financial	22,046	685,190

		5,434,593

Diversified Financial Services: 1.05%
Berkshire Hathaway Incorporated Class B †	63,071	13,504,132
Jefferies Financial Group Incorporated	9,382	206,029

		13,710,161

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Index Asset Allocation Fund	17

Security name	Shares	Value

Insurance: 1.40%
AFLAC Incorporated	24,841	$1,169,266
American International Group Incorporated	28,744	1,530,331
Aon plc	7,850	1,207,173
Arthur J. Gallagher & Company	5,908	439,792
Assurant Incorporated	1,707	184,271
Brighthouse Financial Incorporated †	3,875	171,430
Chubb Limited	14,988	2,002,996
Cincinnati Financial Corporation	4,894	375,908
Everest Reinsurance Group Limited	1,321	301,809
Lincoln National Corporation	7,010	474,297
Loews Corporation	8,996	451,869
Marsh & McLennan Companies Incorporated	16,337	1,351,397
MetLife Incorporated	32,186	1,503,730
Principal Financial Group Incorporated	8,567	501,941
Prudential Financial Incorporated	13,491	1,366,908
The Allstate Corporation	11,201	1,105,539
The Hartford Financial Services Group Incorporated	11,596	579,336
The Progressive Corporation	18,865	1,340,170
The Travelers Companies Incorporated	8,660	1,123,289
Torchmark Corporation	3,354	290,758
Unum Group	7,075	276,420
Willis Towers Watson plc	4,230	596,176

		18,344,806

Health Care: 9.13%

Biotechnology: 1.57%
AbbVie Incorporated	48,992	4,633,663
Alexion Pharmaceuticals Incorporated †	7,210	1,002,262
Amgen Incorporated	20,941	4,340,860
Biogen Incorporated †	6,517	2,302,521
Celgene Corporation †	22,756	2,036,434
Gilead Sciences Incorporated	41,941	3,238,265
Incyte Corporation †	5,708	394,309
Regeneron Pharmaceuticals Incorporated †	2,506	1,012,524
Vertex Pharmaceuticals Incorporated †	8,268	1,593,574

		20,554,412

Health Care Equipment & Supplies: 1.98%
Abbott Laboratories	56,758	4,163,767
ABIOMED Incorporated †	1,451	652,587
Align Technology Incorporated †	2,364	924,844
Baxter International Incorporated	16,075	1,239,222
Becton Dickinson & Company	8,656	2,259,216
Boston Scientific Corporation †	44,742	1,722,567
Danaher Corporation	19,922	2,164,725
Dentsply Sirona Incorporated	7,193	271,464
Edwards Lifesciences Corporation †	6,774	1,179,353
Hologic Incorporated †	8,804	360,788
IDEXX Laboratories Incorporated †	2,801	699,298

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Health Care Equipment & Supplies (continued)
Intuitive Surgical Incorporated †	3,680	$2,112,320
Medtronic plc	43,693	4,298,080
ResMed Incorporated	4,618	532,640
Stryker Corporation	10,042	1,784,263
The Cooper Companies Incorporated	1,589	440,391
Varian Medical Systems Incorporated †	2,961	331,425
Zimmer Biomet Holdings Incorporated	6,583	865,467

		26,002,417

Health Care Providers & Services: 2.07%
Aetna Incorporated	10,582	2,146,559
AmerisourceBergen Corporation	5,179	477,607
Anthem Incorporated	8,410	2,304,761
Cardinal Health Incorporated	9,991	539,514
Centene Corporation †	6,640	961,339
Cigna Corporation	7,873	1,639,552
CVS Health Corporation	32,938	2,592,879
DaVita HealthCare Partners Incorporated †	4,103	293,898
Envision Healthcare Corporation †	3,918	179,170
Express Scripts Holding Company †	18,190	1,728,232
HCA Holdings Incorporated	8,732	1,214,796
Henry Schein Incorporated †	4,953	421,154
Humana Incorporated	4,457	1,508,784
Laboratory Corporation of America Holdings †	3,296	572,449
McKesson Corporation	6,463	857,317
Quest Diagnostics Incorporated	4,421	477,070
UnitedHealth Group Incorporated	31,139	8,284,220
Universal Health Services Incorporated Class B	2,785	356,034
WellCare Health Plans Incorporated †	1,616	517,912

		27,073,247

Health Care Technology: 0.05%
Cerner Corporation †	10,644	685,580

Life Sciences Tools & Services: 0.59%
Agilent Technologies Incorporated	10,313	727,479
Illumina Incorporated †	4,755	1,745,370
IQVIA Holdings Incorporated †	5,243	680,227
Mettler-Toledo International Incorporated †	815	496,319
PerkinElmer Incorporated	3,582	348,421
Thermo Fisher Scientific Incorporated	13,031	3,180,606
Waters Corporation †	2,493	485,337

		7,663,759

Pharmaceuticals: 2.87%
Allergan plc	10,323	1,966,325
Bristol-Myers Squibb Company	52,797	3,277,638
Eli Lilly & Company	30,925	3,318,562
Johnson & Johnson	86,796	11,992,603

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Index Asset Allocation Fund	19

Security name	Shares	Value

Pharmaceuticals (continued)
Merck & Company Incorporated	86,045	$6,104,032
Mylan NV †	16,680	610,488
Nektar Therapeutics †	5,580	340,157
Perrigo Company plc	4,072	288,298
Pfizer Incorporated	189,660	8,358,316
Zoetis Incorporated	15,588	1,427,237

		37,683,656

Industrials: 5.89%

Aerospace & Defense: 1.67%
Arconic Incorporated	13,906	306,071
General Dynamics Corporation	9,010	1,844,527
Harris Corporation	3,801	643,167
Huntington Ingalls Industries Incorporated	1,401	358,768
L-3 Technologies Incorporated	2,534	538,779
Lockheed Martin Corporation	8,015	2,772,869
Northrop Grumman Corporation	5,633	1,787,745
Raytheon Company	9,229	1,907,265
Rockwell Collins Incorporated	5,317	746,879
Textron Incorporated	8,037	574,404
The Boeing Company	17,286	6,428,663
TransDigm Group Incorporated †	1,566	583,022
United Technologies Corporation	24,332	3,401,857

		21,894,016

Air Freight & Logistics: 0.41%
C.H. Robinson Worldwide Incorporated	4,482	438,877
Expeditors International of Washington Incorporated	5,640	414,709
FedEx Corporation	7,871	1,895,258
United Parcel Service Incorporated Class B	22,433	2,619,053

		5,367,897

Airlines: 0.28%
Alaska Air Group Incorporated	3,984	274,338
American Airlines Group Incorporated	13,260	548,036
Delta Air Lines Incorporated	20,354	1,177,072
Southwest Airlines Company	16,685	1,041,978
United Continental Holdings Incorporated †	7,408	659,756

		3,701,180

Building Products: 0.17%
A.O. Smith Corporation	4,676	249,558
Allegion plc	3,073	278,322
Fortune Brands Home & Security Incorporated	4,607	241,223
Johnson Controls International plc	29,924	1,047,340
Masco Corporation	9,948	364,097

		2,180,540

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Commercial Services & Supplies: 0.21%
Cintas Corporation	2,785	$550,901
Copart Incorporated †	6,613	340,768
Republic Services Incorporated	7,052	512,398
Stericycle Incorporated †	2,778	163,013
Waste Management Incorporated	12,760	1,152,994

		2,720,074

Construction & Engineering: 0.06%
Fluor Corporation	4,549	264,297
Jacobs Engineering Group Incorporated	3,856	294,984
Quanta Services Incorporated †	4,814	160,691

		719,972

Electrical Equipment: 0.31%
AMETEK Incorporated	7,502	593,558
Eaton Corporation plc	14,018	1,215,781
Emerson Electric Company	20,333	1,557,101
Rockwell Automation Incorporated	3,984	747,080

		4,113,520

Industrial Conglomerates: 0.93%
3M Company	18,979	3,999,065
General Electric Company	281,188	3,174,613
Honeywell International Incorporated	24,026	3,997,926
Roper Industries Incorporated	3,343	990,230

		12,161,834

Machinery: 0.93%
Caterpillar Incorporated	19,228	2,932,078
Cummins Incorporated	4,861	710,046
Deere & Company	10,407	1,564,484
Dover Corporation	4,778	422,996
Flowserve Corporation	4,233	231,503
Fortive Corporation	9,951	837,874
Illinois Tool Works Incorporated	9,981	1,408,519
Ingersoll-Rand plc	7,936	811,853
Paccar Incorporated	11,341	773,343
Parker-Hannifin Corporation	4,282	787,588
Pentair plc	5,220	226,287
Snap-on Incorporated	1,824	334,886
Stanley Black & Decker Incorporated	4,950	724,878
Xylem Incorporated	5,811	464,125

		12,230,460

Professional Services: 0.18%
Equifax Incorporated	3,895	508,570
IHS Markit Limited †	11,541	622,752
Nielsen Holdings plc	11,525	318,782

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Index Asset Allocation Fund	21

Security name	Shares	Value

Professional Services (continued)
Robert Half International Incorporated	3,961	$278,775
Verisk Analytics Incorporated †	5,328	642,290

		2,371,169

Road & Rail: 0.63%
CSX Corporation	26,396	1,954,624
J.B. Hunt Transport Services Incorporated	2,830	336,600
Kansas City Southern	3,305	374,390
Norfolk Southern Corporation	9,059	1,635,150
Union Pacific Corporation	23,925	3,895,708

		8,196,472

Trading Companies & Distributors: 0.11%
Fastenal Company	9,283	538,600
United Rentals Incorporated †	2,677	437,957
W.W. Grainger Incorporated	1,471	525,750

		1,502,307

Information Technology: 12.73%

Communications Equipment: 0.69%
Arista Networks Incorporated †	1,670	443,986
Cisco Systems Incorporated	147,899	7,195,286
F5 Networks Incorporated †	1,967	392,259
Juniper Networks Incorporated	11,155	334,315
Motorola Solutions Incorporated	5,249	683,105

		9,048,951

Electronic Equipment, Instruments & Components: 0.25%
Amphenol Corporation Class A	9,717	913,592
Corning Incorporated	26,206	925,072
FLIR Systems Incorporated	4,465	274,464
IPG Photonics Corporation †	1,165	181,822
TE Connectivity Limited	11,273	991,235

		3,286,185

IT Services: 2.93%
Accenture plc Class A	20,730	3,528,246
Akamai Technologies Incorporated †	5,484	401,155
Alliance Data Systems Corporation	1,528	360,852
Automatic Data Processing Incorporated	14,173	2,135,304
Broadridge Financial Solutions Incorporated	3,763	496,528
Cognizant Technology Solutions Corporation Class A	18,772	1,448,260
DXC Technology Company	9,096	850,658
Fidelity National Information Services Incorporated	10,638	1,160,287
Fiserv Incorporated †	13,100	1,079,178
FleetCor Technologies Incorporated †	2,859	651,395
Gartner Incorporated †	2,938	465,673
Global Payments Incorporated	5,117	651,906

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

IT Services (continued)
International Business Machines Corporation	29,531	$4,465,383
MasterCard Incorporated Class A	29,516	6,570,557
Paychex Incorporated	10,357	762,793
PayPal Holdings Incorporated †	38,296	3,363,921
The Western Union Company	14,470	275,798
Total System Services Incorporated	5,429	536,059
VeriSign Incorporated †	3,471	555,777
Visa Incorporated Class A	57,481	8,627,323

		38,387,053

Semiconductors & Semiconductor Equipment: 2.36%
Advanced Micro Devices Incorporated †	27,755	857,352
Analog Devices Incorporated	12,024	1,111,739
Applied Materials Incorporated	31,803	1,229,186
Broadcom Incorporated	13,966	3,445,831
Intel Corporation	149,182	7,054,817
KLA-Tencor Corporation	5,051	513,737
Lam Research Corporation	5,098	773,367
Microchip Technology Incorporated «	7,621	601,373
Micron Technology Incorporated †	37,524	1,697,211
NVIDIA Corporation	19,671	5,527,944
Qorvo Incorporated †	4,065	312,558
QUALCOMM Incorporated	45,502	3,277,509
Skyworks Solutions Incorporated	5,790	525,211
Texas Instruments Incorporated	31,454	3,374,700
Xilinx Incorporated	8,182	655,951

		30,958,486

Software: 3.64%
Adobe Systems Incorporated †	15,842	4,276,548
Ansys Incorporated †	2,727	509,076
Autodesk Incorporated †	7,073	1,104,166
CA Incorporated	10,147	447,990
Cadence Design Systems Incorporated †	9,149	414,633
Citrix Systems Incorporated †	4,169	463,426
Intuit Incorporated	8,368	1,902,883
Microsoft Corporation	248,094	28,374,505
Oracle Corporation	91,451	4,715,214
Red Hat Incorporated †	5,738	781,975
Salesforce.com Incorporated †	24,482	3,893,372
Symantec Corporation	20,109	427,920
Synopsys Incorporated †	4,807	474,018

		47,785,726

Technology Hardware, Storage & Peripherals: 2.86%
Apple Incorporated	148,452	33,511,554
Hewlett Packard Enterprise Company	47,613	776,568
HP Incorporated	51,196	1,319,321
NetApp Incorporated	8,388	720,445

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Index Asset Allocation Fund	23

Security name	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Seagate Technology plc	8,455	$400,344
Western Digital Corporation	9,426	551,798
Xerox Corporation	7,180	193,716

		37,473,746

Materials: 1.47%

Chemicals: 1.08%
Air Products & Chemicals Incorporated	7,094	1,185,053
Albemarle Corporation	3,508	350,028
CF Industries Holdings Incorporated	7,553	411,185
DowDuPont Incorporated	74,652	4,800,870
Eastman Chemical Company	4,570	437,440
Ecolab Incorporated	8,225	1,289,516
FMC Corporation	4,355	379,669
International Flavors & Fragrances Incorporated	2,557	355,730
LyondellBasell Industries NV Class A	10,328	1,058,723
PPG Industries Incorporated	7,830	854,488
Praxair Incorporated	9,304	1,495,432
The Mosaic Company	11,473	372,643
The Sherwin-Williams Company	2,658	1,209,948

		14,200,725

Construction Materials: 0.06%
Martin Marietta Materials Incorporated	2,038	370,814
Vulcan Materials Company	4,279	475,825

		846,639

Containers & Packaging: 0.19%
Avery Dennison Corporation	2,828	306,414
Ball Corporation	11,126	489,433
International Paper Company	13,228	650,156
Packaging Corporation of America	3,057	335,322
Sealed Air Corporation	5,138	206,291
WestRock Company	8,253	441,040

		2,428,656

Metals & Mining: 0.14%
Freeport-McMoRan Incorporated	46,880	652,570
Newmont Mining Corporation	17,257	521,161
Nucor Corporation	10,234	649,347

		1,823,078

Real Estate: 1.61%

Equity REITs: 1.58%
Alexandria Real Estate Equities Incorporated	3,421	430,328
American Tower Corporation	14,262	2,072,269
Apartment Investment & Management Company Class A	5,090	224,622
AvalonBay Communities Incorporated	4,471	809,922

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Equity REITs (continued)
Boston Properties Incorporated	4,996	$614,958
Crown Castle International Corporation	13,421	1,494,160
Digital Realty Trust Incorporated	6,667	749,904
Duke Realty Corporation	11,558	327,900
Equinix Incorporated	2,572	1,113,393
Equity Residential	11,915	789,488
Essex Property Trust Incorporated	2,136	526,973
Extra Space Storage Incorporated	4,092	354,531
Federal Realty Investment Trust	2,377	300,619
HCP Incorporated	15,200	400,064
Host Hotels & Resorts Incorporated	23,995	506,295
Iron Mountain Incorporated	9,257	319,552
Kimco Realty Corporation	13,633	228,216
Mid-America Apartment Communities Incorporated	3,682	368,863
Prologis Incorporated	20,367	1,380,679
Public Storage Incorporated	4,848	977,502
Realty Income Corporation	9,383	533,799
Regency Centers Corporation	5,481	354,456
SBA Communications Corporation †	3,715	596,740
Simon Property Group Incorporated	10,004	1,768,207
SL Green Realty Corporation	2,800	273,084
The Macerich Company	3,422	189,202
UDR Incorporated	8,660	350,124
Ventas Incorporated	11,532	627,110
Vornado Realty Trust	5,600	408,800
Welltower Incorporated	12,036	774,156
Weyerhaeuser Company	24,513	791,035

		20,656,951

Real Estate Management & Development: 0.03%
CBRE Group Incorporated Class A †	10,224	450,878

Utilities: 1.71%

Electric Utilities: 1.07%
Alliant Energy Corporation	7,563	321,957
American Electric Power Company Incorporated	15,948	1,130,394
Duke Energy Corporation	23,047	1,844,221
Edison International	10,541	713,415
Entergy Corporation	5,851	474,692
Evergy Incorporated	8,790	482,747
Eversource Energy	10,252	629,883
Exelon Corporation	31,250	1,364,375
FirstEnergy Corporation	15,724	584,461
NextEra Energy Incorporated	15,258	2,557,241
PG&E Corporation	16,731	769,793
Pinnacle West Capital Corporation	3,622	286,790
PPL Corporation	22,633	662,242
The Southern Company	32,811	1,430,560
Xcel Energy Incorporated	16,470	777,549

		14,030,320

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Index Asset Allocation Fund	25

Security name			Shares	Value

Independent Power & Renewable Electricity Producers: 0.05%
AES Corporation			21,407	$299,698
NRG Energy Incorporated			9,817	367,156

				666,854

Multi-Utilities: 0.55%
Ameren Corporation			7,895	499,122
CenterPoint Energy Incorporated			13,962	386,049
CMS Energy Corporation			9,164	449,036
Consolidated Edison Incorporated			10,065	766,852
Dominion Energy Incorporated			21,151	1,486,492
DTE Energy Company			5,881	641,794
NiSource Incorporated			11,745	292,685
Public Service Enterprise Group Incorporated			16,349	863,064
SCANA Corporation			4,614	179,438
Sempra Energy			8,847	1,006,346
WEC Energy Group Incorporated			10,208	681,486

				7,252,364

Water Utilities: 0.04%
American Water Works Company Incorporated			5,839	513,657

Total Common Stocks (Cost $342,831,527)				795,143,189

	Interest rate	Maturity date	Principal
Non-Agency Mortgage-Backed Securities: 0.00%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA (1 Month LIBOR +0.33%) ±	2.55%	12-25-2034	$11,269	10,813

Total Non-Agency Mortgage-Backed Securities (Cost $11,269)				10,813

U.S. Treasury Securities: 37.46%
U.S. Treasury Bond	2.13	9-30-2024	1,844,000	1,757,130
U.S. Treasury Bond	2.13	11-30-2024	1,852,000	1,761,787
U.S. Treasury Bond	2.25	8-15-2046	2,681,000	2,212,768
U.S. Treasury Bond	2.50	2-15-2045	2,860,000	2,503,952
U.S. Treasury Bond	2.50	2-15-2046	2,659,000	2,319,562
U.S. Treasury Bond	2.50	5-15-2046	2,643,000	2,303,746
U.S. Treasury Bond	2.75	8-15-2042	1,340,000	1,240,756
U.S. Treasury Bond	2.75	11-15-2042	1,781,000	1,647,495
U.S. Treasury Bond	2.75	8-15-2047	2,582,000	2,363,438
U.S. Treasury Bond	2.75	11-15-2047	2,602,000	2,380,525
U.S. Treasury Bond	2.88	5-15-2043	2,534,000	2,395,026
U.S. Treasury Bond	2.88	8-15-2045	2,862,000	2,693,634
U.S. Treasury Bond	2.88	11-15-2046	2,645,000	2,486,507
U.S. Treasury Bond	3.00	5-15-2042	904,000	875,432
U.S. Treasury Bond	3.00	11-15-2044	2,772,000	2,674,655
U.S. Treasury Bond	3.00	5-15-2045	2,864,000	2,762,418
U.S. Treasury Bond	3.00	11-15-2045	2,835,000	2,733,117
U.S. Treasury Bond	3.00	2-15-2047	2,651,000	2,553,348
U.S. Treasury Bond	3.00	5-15-2047	2,626,000	2,527,935

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond	3.00%	2-15-2048	$2,812,000	$2,705,012
U.S. Treasury Bond	3.13	11-15-2041	846,000	837,441
U.S. Treasury Bond	3.13	2-15-2042	1,066,000	1,054,965
U.S. Treasury Bond	3.13	2-15-2043	1,783,000	1,760,991
U.S. Treasury Bond	3.13	8-15-2044	2,827,000	2,790,006
U.S. Treasury Bond	3.38	5-15-2044	2,936,000	3,025,456
U.S. Treasury Bond	3.50	2-15-2039	731,000	770,006
U.S. Treasury Bond	3.63	8-15-2043	2,200,000	2,359,586
U.S. Treasury Bond	3.63	2-15-2044	2,898,000	3,111,388
U.S. Treasury Bond	3.75	8-15-2041	929,000	1,013,771
U.S. Treasury Bond	3.75	11-15-2043	2,870,000	3,141,529
U.S. Treasury Bond	3.88	8-15-2040	946,000	1,050,208
U.S. Treasury Bond	4.25	5-15-2039	681,000	793,924
U.S. Treasury Bond	4.25	11-15-2040	977,000	1,142,976
U.S. Treasury Bond	4.38	2-15-2038	381,000	449,595
U.S. Treasury Bond	4.38	11-15-2039	757,000	897,991
U.S. Treasury Bond	4.38	5-15-2040	1,078,000	1,280,546
U.S. Treasury Bond	4.38	5-15-2041	842,000	1,003,526
U.S. Treasury Bond	4.50	2-15-2036	837,000	993,153
U.S. Treasury Bond	4.50	5-15-2038	428,000	513,516
U.S. Treasury Bond	4.50	8-15-2039	721,000	868,411
U.S. Treasury Bond	4.63	2-15-2040	1,276,000	1,564,296
U.S. Treasury Bond	4.75	2-15-2037	264,000	324,235
U.S. Treasury Bond	4.75	2-15-2041	1,084,000	1,356,186
U.S. Treasury Bond	5.00	5-15-2037	375,000	474,551
U.S. Treasury Bond	5.25	11-15-2028	479,000	569,842
U.S. Treasury Bond	5.25	2-15-2029	349,000	416,687
U.S. Treasury Bond	5.38	2-15-2031	752,000	929,337
U.S. Treasury Bond	5.50	8-15-2028	369,000	445,495
U.S. Treasury Bond	6.13	11-15-2027	525,000	653,276
U.S. Treasury Bond	6.13	8-15-2029	293,000	375,589
U.S. Treasury Bond	6.25	5-15-2030	478,000	626,068
U.S. Treasury Bond	6.38	8-15-2027	224,000	281,829
U.S. Treasury Bond	6.88	8-15-2025	224,000	277,655
U.S. Treasury Note	0.75	7-15-2019	1,583,000	1,560,863
U.S. Treasury Note	0.75	8-15-2019	1,584,000	1,558,755
U.S. Treasury Note	0.88	5-15-2019	1,466,000	1,451,569
U.S. Treasury Note	0.88	6-15-2019	1,485,000	1,468,178
U.S. Treasury Note	0.88	7-31-2019	811,000	799,659
U.S. Treasury Note	0.88	9-15-2019	1,550,000	1,524,389
U.S. Treasury Note	1.00	6-30-2019	622,000	615,075
U.S. Treasury Note	1.00	8-31-2019	1,842,000	1,814,874
U.S. Treasury Note	1.00	9-30-2019	1,695,000	1,667,589
U.S. Treasury Note	1.00	10-15-2019	1,596,000	1,568,880
U.S. Treasury Note	1.00	11-15-2019	1,433,000	1,406,467
U.S. Treasury Note	1.00	11-30-2019	1,985,000	1,946,618
U.S. Treasury Note	1.13	5-31-2019	690,000	683,774
U.S. Treasury Note	1.13	12-31-2019	1,247,000	1,222,888
U.S. Treasury Note	1.13	3-31-2020	1,987,000	1,939,498
U.S. Treasury Note	1.13	4-30-2020	1,330,000	1,296,179

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Index Asset Allocation Fund	27

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.13%	2-28-2021	$3,264,000	$3,132,803
U.S. Treasury Note	1.13	6-30-2021	3,343,000	3,189,692
U.S. Treasury Note	1.13	7-31-2021	2,232,000	2,126,067
U.S. Treasury Note	1.13	8-31-2021	2,233,000	2,123,880
U.S. Treasury Note	1.13	9-30-2021	2,188,000	2,078,173
U.S. Treasury Note	1.25	5-31-2019	1,787,000	1,772,411
U.S. Treasury Note	1.25	6-30-2019	1,790,000	1,773,009
U.S. Treasury Note	1.25	8-31-2019	1,790,000	1,767,765
U.S. Treasury Note	1.25	10-31-2019	804,000	791,783
U.S. Treasury Note	1.25	1-31-2020	3,442,000	3,375,446
U.S. Treasury Note	1.25	2-29-2020	1,745,000	1,708,873
U.S. Treasury Note	1.25	3-31-2021	3,250,000	3,124,824
U.S. Treasury Note	1.25	10-31-2021	2,188,000	2,082,873
U.S. Treasury Note	1.25	7-31-2023	1,829,000	1,690,039
U.S. Treasury Note	1.38	7-31-2019	1,787,000	1,769,339
U.S. Treasury Note	1.38	9-30-2019	1,739,000	1,717,127
U.S. Treasury Note	1.38	12-15-2019	1,651,000	1,625,203
U.S. Treasury Note	1.38	1-15-2020	1,638,000	1,610,167
U.S. Treasury Note	1.38	1-31-2020	2,293,000	2,252,693
U.S. Treasury Note	1.38	2-15-2020	1,667,000	1,636,460
U.S. Treasury Note	1.38	2-29-2020	3,442,000	3,376,521
U.S. Treasury Note	1.38	3-31-2020	3,442,000	3,372,084
U.S. Treasury Note	1.38	4-30-2020	3,442,000	3,367,513
U.S. Treasury Note	1.38	5-31-2020	1,380,000	1,348,357
U.S. Treasury Note	1.38	8-31-2020	3,350,000	3,260,361
U.S. Treasury Note	1.38	9-15-2020	1,598,000	1,554,430
U.S. Treasury Note	1.38	9-30-2020	3,356,000	3,262,268
U.S. Treasury Note	1.38	10-31-2020	3,178,000	3,084,522
U.S. Treasury Note	1.38	1-31-2021	3,192,000	3,085,766
U.S. Treasury Note	1.38	4-30-2021	3,245,000	3,125,467
U.S. Treasury Note	1.38	5-31-2021	3,248,000	3,124,170
U.S. Treasury Note	1.38	6-30-2023	1,733,000	1,613,315
U.S. Treasury Note	1.38	8-31-2023	1,817,000	1,686,829
U.S. Treasury Note	1.38	9-30-2023	1,778,000	1,648,539
U.S. Treasury Note	1.50	5-31-2019	2,387,000	2,371,335
U.S. Treasury Note	1.50	10-31-2019	3,442,000	3,398,841
U.S. Treasury Note	1.50	11-30-2019	3,133,000	3,090,044
U.S. Treasury Note	1.50	4-15-2020	1,675,000	1,643,136
U.S. Treasury Note	1.50	5-15-2020	1,678,000	1,644,047
U.S. Treasury Note	1.50	5-31-2020	3,442,000	3,370,068
U.S. Treasury Note	1.50	6-15-2020	1,680,000	1,644,103
U.S. Treasury Note	1.50	7-15-2020	1,683,000	1,644,804
U.S. Treasury Note	1.50	8-15-2020	1,684,000	1,644,071
U.S. Treasury Note	1.50	1-31-2022	1,625,000	1,552,891
U.S. Treasury Note	1.50	2-28-2023	1,635,000	1,537,986
U.S. Treasury Note	1.50	3-31-2023	1,679,000	1,577,735
U.S. Treasury Note	1.50	8-15-2026	4,143,000	3,700,055
U.S. Treasury Note	1.63	6-30-2019	2,157,000	2,142,845
U.S. Treasury Note	1.63	7-31-2019	2,128,000	2,111,043
U.S. Treasury Note	1.63	8-31-2019	3,442,000	3,410,941

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.63%	12-31-2019	$3,442,000	$3,396,151
U.S. Treasury Note	1.63	3-15-2020	1,667,000	1,640,432
U.S. Treasury Note	1.63	6-30-2020	3,442,000	3,373,160
U.S. Treasury Note	1.63	7-31-2020	3,213,000	3,145,226
U.S. Treasury Note	1.63	10-15-2020	1,591,000	1,553,152
U.S. Treasury Note	1.63	11-30-2020	2,166,000	2,110,835
U.S. Treasury Note	1.63	8-15-2022	1,250,000	1,190,674
U.S. Treasury Note	1.63	8-31-2022	2,373,000	2,259,448
U.S. Treasury Note	1.63	11-15-2022	2,108,000	2,001,365
U.S. Treasury Note	1.63	4-30-2023	1,711,000	1,614,957
U.S. Treasury Note	1.63	5-31-2023	1,714,000	1,616,315
U.S. Treasury Note	1.63	10-31-2023	1,824,000	1,710,214
U.S. Treasury Note	1.63	2-15-2026	4,269,000	3,874,785
U.S. Treasury Note	1.63	5-15-2026	4,111,000	3,719,652
U.S. Treasury Note	1.75	9-30-2019	3,441,000	3,410,354
U.S. Treasury Note	1.75	11-30-2019	1,732,000	1,713,327
U.S. Treasury Note	1.75	10-31-2020	1,585,000	1,550,390
U.S. Treasury Note	1.75	11-15-2020	1,588,000	1,552,580
U.S. Treasury Note	1.75	12-31-2020	3,353,000	3,273,628
U.S. Treasury Note	1.75	11-30-2021	2,003,000	1,933,990
U.S. Treasury Note	1.75	2-28-2022	1,637,000	1,575,868
U.S. Treasury Note	1.75	3-31-2022	1,640,000	1,577,091
U.S. Treasury Note	1.75	4-30-2022	1,612,000	1,548,528
U.S. Treasury Note	1.75	5-15-2022	1,448,000	1,390,306
U.S. Treasury Note	1.75	5-31-2022	2,343,000	2,248,548
U.S. Treasury Note	1.75	6-30-2022	2,347,000	2,250,461
U.S. Treasury Note	1.75	9-30-2022	1,771,000	1,692,550
U.S. Treasury Note	1.75	1-31-2023	1,684,000	1,602,892
U.S. Treasury Note	1.75	5-15-2023	3,117,000	2,956,767
U.S. Treasury Note	1.88	12-31-2019	1,762,000	1,743,967
U.S. Treasury Note	1.88	6-30-2020	1,888,000	1,858,279
U.S. Treasury Note	1.88	12-15-2020	1,619,000	1,585,798
U.S. Treasury Note	1.88	11-30-2021	1,649,000	1,598,821
U.S. Treasury Note	1.88	1-31-2022	2,358,000	2,281,181
U.S. Treasury Note	1.88	2-28-2022	2,348,000	2,269,764
U.S. Treasury Note	1.88	3-31-2022	2,371,000	2,289,960
U.S. Treasury Note	1.88	4-30-2022	2,376,000	2,292,654
U.S. Treasury Note	1.88	5-31-2022	1,795,000	1,730,422
U.S. Treasury Note	1.88	7-31-2022	2,337,000	2,248,723
U.S. Treasury Note	1.88	8-31-2022	1,754,000	1,686,033
U.S. Treasury Note	1.88	9-30-2022	2,248,000	2,159,046
U.S. Treasury Note	1.88	10-31-2022	1,650,000	1,583,355
U.S. Treasury Note	1.88	8-31-2024	1,968,000	1,850,535
U.S. Treasury Note	2.00	1-31-2020	1,760,000	1,743,363
U.S. Treasury Note	2.00	7-31-2020	1,306,000	1,287,328
U.S. Treasury Note	2.00	9-30-2020	2,093,000	2,059,561
U.S. Treasury Note	2.00	11-30-2020	2,266,000	2,225,902
U.S. Treasury Note	2.00	1-15-2021	1,617,000	1,586,492
U.S. Treasury Note	2.00	2-28-2021	2,421,000	2,372,675
U.S. Treasury Note	2.00	5-31-2021	1,559,000	1,524,410

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Index Asset Allocation Fund	29

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	2.00%	8-31-2021	$1,641,000	$1,601,001
U.S. Treasury Note	2.00	10-31-2021	1,649,000	1,606,036
U.S. Treasury Note	2.00	11-15-2021	2,485,000	2,419,380
U.S. Treasury Note	2.00	12-31-2021	2,300,000	2,236,121
U.S. Treasury Note	2.00	2-15-2022	1,679,000	1,630,532
U.S. Treasury Note	2.00	7-31-2022	1,778,000	1,718,895
U.S. Treasury Note	2.00	10-31-2022	2,238,000	2,158,096
U.S. Treasury Note	2.00	11-30-2022	4,261,000	4,105,873
U.S. Treasury Note	2.00	2-15-2023	3,077,000	2,958,848
U.S. Treasury Note	2.00	4-30-2024	1,930,000	1,833,802
U.S. Treasury Note	2.00	5-31-2024	1,934,000	1,836,091
U.S. Treasury Note	2.00	6-30-2024	1,939,000	1,839,323
U.S. Treasury Note	2.00	2-15-2025	4,486,000	4,225,251
U.S. Treasury Note	2.00	8-15-2025	4,495,000	4,212,833
U.S. Treasury Note	2.00	11-15-2026	4,255,000	3,937,703
U.S. Treasury Note	2.13	8-31-2020	1,477,000	1,457,903
U.S. Treasury Note	2.13	1-31-2021	1,409,000	1,385,884
U.S. Treasury Note	2.13	6-30-2021	1,516,000	1,486,213
U.S. Treasury Note	2.13	8-15-2021	2,440,000	2,389,389
U.S. Treasury Note	2.13	9-30-2021	1,633,000	1,597,470
U.S. Treasury Note	2.13	12-31-2021	1,626,000	1,587,319
U.S. Treasury Note	2.13	6-30-2022	1,615,000	1,569,641
U.S. Treasury Note	2.13	12-31-2022	4,298,000	4,158,819
U.S. Treasury Note	2.13	11-30-2023	1,638,000	1,573,056
U.S. Treasury Note	2.13	2-29-2024	1,960,000	1,877,772
U.S. Treasury Note	2.13	3-31-2024	1,961,000	1,877,351
U.S. Treasury Note	2.13	7-31-2024	1,927,000	1,838,930
U.S. Treasury Note	2.13	5-15-2025	4,466,000	4,229,790
U.S. Treasury Note	2.25	2-29-2020	1,913,000	1,899,848
U.S. Treasury Note	2.25	2-15-2021	1,767,000	1,742,428
U.S. Treasury Note	2.25	3-31-2021	1,440,000	1,418,906
U.S. Treasury Note	2.25	4-30-2021	1,514,000	1,490,994
U.S. Treasury Note	2.25	7-31-2021	2,618,000	2,573,208
U.S. Treasury Note	2.25	12-31-2023	1,886,000	1,821,169
U.S. Treasury Note	2.25	1-31-2024	1,914,000	1,846,711
U.S. Treasury Note	2.25	10-31-2024	1,882,000	1,804,882
U.S. Treasury Note	2.25	11-15-2024	4,492,000	4,305,301
U.S. Treasury Note	2.25	12-31-2024	1,911,000	1,830,230
U.S. Treasury Note	2.25	11-15-2025	4,512,000	4,289,220
U.S. Treasury Note	2.25	2-15-2027	4,295,000	4,043,508
U.S. Treasury Note	2.25	8-15-2027	4,252,000	3,988,077
U.S. Treasury Note	2.25	11-15-2027	4,284,000	4,010,226
U.S. Treasury Note	2.38	12-31-2020	1,317,000	1,303,521
U.S. Treasury Note	2.38	1-31-2023	2,325,000	2,271,870
U.S. Treasury Note	2.38	8-15-2024	4,465,000	4,317,969
U.S. Treasury Note	2.38	5-15-2027	4,355,000	4,135,379
U.S. Treasury Note	2.50	8-15-2023	2,662,000	2,608,136
U.S. Treasury Note	2.50	5-15-2024	4,360,000	4,253,044
U.S. Treasury Note	2.50	1-31-2025	1,936,000	1,880,567
U.S. Treasury Note	2.63	8-15-2020	3,367,000	3,355,163

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	2.63%	11-15-2020	$5,315,000	$5,290,916
U.S. Treasury Note	2.63	2-28-2023	2,359,000	2,329,052
U.S. Treasury Note	2.75	11-15-2023	3,936,000	3,898,639
U.S. Treasury Note	2.75	2-15-2024	3,410,000	3,374,168
U.S. Treasury Note	2.75	2-28-2025	1,955,000	1,927,050
U.S. Treasury Note	2.75	2-15-2028	3,068,000	2,992,139
U.S. Treasury Note	3.13	5-15-2019	1,768,000	1,775,045
U.S. Treasury Note	3.13	5-15-2021	1,657,000	1,667,680
U.S. Treasury Note	3.38	11-15-2019	3,180,000	3,203,229
U.S. Treasury Note	3.50	5-15-2020	2,864,000	2,895,773
U.S. Treasury Note	3.63	8-15-2019	1,545,000	1,558,096
U.S. Treasury Note	3.63	2-15-2020	2,648,000	2,678,928
U.S. Treasury Note	3.63	2-15-2021	2,765,000	2,812,847
U.S. Treasury Note	6.00	2-15-2026	445,000	532,679
U.S. Treasury Note	6.25	8-15-2023	378,000	434,597
U.S. Treasury Note	6.50	11-15-2026	296,000	369,977
U.S. Treasury Note	6.63	2-15-2027	215,000	272,160
U.S. Treasury Note	6.75	8-15-2026	221,000	278,710
U.S. Treasury Note	7.13	2-15-2023	260,000	304,434
U.S. Treasury Note	7.25	8-15-2022	261,000	302,169
U.S. Treasury Note	7.50	11-15-2024	240,000	300,309
U.S. Treasury Note	7.63	11-15-2022	140,000	165,419
U.S. Treasury Note	7.63	2-15-2025	216,000	273,746
U.S. Treasury Note	7.88	2-15-2021	180,000	200,630
U.S. Treasury Note	8.00	11-15-2021	511,000	588,628
U.S. Treasury Note	8.13	8-15-2019	307,000	321,463
U.S. Treasury Note	8.13	5-15-2021	181,000	204,820
U.S. Treasury Note	8.13	8-15-2021	175,000	200,204
U.S. Treasury Note	8.50	2-15-2020	162,000	174,498
U.S. Treasury Note	8.75	5-15-2020	130,000	142,396
U.S. Treasury Note	8.75	8-15-2020	288,000	318,938

Total U.S. Treasury Securities (Cost $505,846,521)				491,111,176

	Yield		Shares
Short-Term Investments: 1.62%

Investment Companies: 1.25%
Securities Lending Cash Investment LLC (l)(r)(u)	2.17		1,344,731	1,344,865
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.99		15,043,298	15,043,298

				16,388,163

			Principal
U.S. Treasury Securities: 0.37%
U.S. Treasury Bill (z)#	1.48	10-4-2018	$4,833,000	4,832,181

Total Short-Term Investments (Cost $21,220,274)				21,220,344

Total investments in securities (Cost $869,953,685)	99.74%	1,307,535,797
Other assets and liabilities, net	0.26	3,449,297

Total net assets	100.00%	$1,310,985,094

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Index Asset Allocation Fund	31

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

FNMA	Federal National Mortgage Association

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	342	12-21-2018	$49,783,931	$49,914,900	$130,969	$0
5-Year U.S. Treasury Notes	133	12-31-2018	15,061,092	14,959,383	0	(101,709)
Short
10-Year U.S. Treasury Notes	(404)	12-19-2018	(48,639,794)	(47,987,625)	652,169	0

					$783,138	$(101,709)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Financials
Banks
Wells Fargo & Company	164,057	557	24,377	140,237	$139,020	$(454,294)	$240,255	$7,370,857	0.56%

Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	3,363,101	45,962,761	47,981,131	1,344,731	(32)	0	17,507	1,344,865
Wells Fargo Government Money Market Fund Select Class	7,658,402	150,826,493	143,441,597	15,043,298	0	0	133,357	15,043,298

								16,388,163	1.25

					$138,988	$(454,294)	$391,119	$23,759,020	1.81%

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Index Asset Allocation Fund	Statement of assets and liabilities—September 30, 2018

Assets
Investments in unaffiliated securities (including $1,314,331 of securities loaned), at value (cost $849,247,917)	$1,283,776,777
Investments in affiliated securities, at value (cost $20,705,768)	23,759,020
Cash	5,345
Receivable for Fund shares sold	2,511,350
Receivable for dividends and interest	3,529,174
Receivable for daily variation margin on open futures contracts	7,273
Prepaid expenses and other assets	694,757

Total assets	1,314,283,696

Liabilities
Payable upon receipt of securities loaned	1,344,940
Payable for Fund shares redeemed	784,587
Management fee payable	570,354
Shareholder servicing fees payable	247,039
Administration fees payable	204,825
Distribution fee payable	94,771
Payable for daily variation margin on open futures contracts	28,015
Accrued expenses and other liabilities	24,071

Total liabilities	3,298,602

Total net assets	$1,310,985,094

NET ASSETS CONSIST OF
Paid-in capital	$860,391,602
Total distributable earnings	450,593,492

Total net assets	$1,310,985,094

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$830,486,623
Shares outstanding – Class A1	23,981,252
Net asset value per share – Class A	$34.63
Maximum offering price per share – Class A2	$36.74
Net assets – Class C	$153,321,684
Shares outstanding – Class C1	7,277,320
Net asset value per share – Class C	$21.07
Net assets – Administrator Class	$216,610,687
Shares outstanding – Administrator Class[1]	6,253,615
Net asset value per share – Administrator Class	$34.64
Net assets – Institutional Class	$110,566,100
Shares outstanding – Institutional Class[1]	3,196,139
Net asset value per share – Institutional Class	$34.59

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2018	Wells Fargo Index Asset Allocation Fund	33

Investment income
Dividends	$14,759,975
Interest	9,080,329
Income from affiliated securities	391,119

Total investment income	24,231,423

Expenses
Management fee	7,873,489
Administration fees
Class A	1,723,662
Class C	319,223
Administrator Class	299,633
Institutional Class	119,944
Shareholder servicing fees
Class A	2,051,978
Class C	380,027
Administrator Class	575,190
Distribution fee
Class C	1,140,083
Custody and accounting fees	47,149
Professional fees	7,263
Registration fees	39,375
Shareholder report expenses	39,641
Trustees’ fees and expenses	20,953
Other fees and expenses	19,760

Total expenses	14,657,370
Less: Fee waivers and/or expense reimbursements	(320,574)

Net expenses	14,336,796

Net investment income	9,894,627

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	28,052,392
Affiliated securities	138,988
Futures contracts	11,468,568

Net realized gains on investments	39,659,948

Net change in unrealized gains (losses) on:
Unaffiliated securities	72,275,835
Affiliated securities	(454,294)
Futures contracts	(711,119)

Net change in unrealized gains (losses) on investments	71,110,422

Net realized and unrealized gains (losses) on investments	110,770,370

Net increase in net assets resulting from operations	$120,664,997

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Index Asset Allocation Fund	Statement of changes in net assets

	Year ended September 30, 2018		Year ended September 30, 2017[1]

Operations
Net investment income		$9,894,627		$9,170,811
Net realized gains on investments		39,659,948		9,899,963
Net change in unrealized gains (losses) on investments		71,110,422		98,492,964

Net increase in net assets resulting from operations		120,664,997		117,563,738

Distributions to shareholders
Class A		(11,409,252)		(14,691,583)
Class C		(919,168)		(1,347,408)
Administrator Class		(3,520,207)		(4,396,823)
Institutional Class		(1,662,226)		(761,432)[2]

Total distributions to shareholders		(17,510,853)		(21,197,246)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	868,341	29,002,760	2,073,618	63,158,800
Class C	1,103,845	22,374,800	2,328,600	43,112,461
Administrator Class	1,794,727	59,667,463	4,249,283	130,093,840
Institutional Class	2,309,266	76,336,619	2,337,480 [2]	71,528,209 [2]

		187,381,642		307,893,310

Reinvestment of distributions
Class A	335,827	11,110,101	472,960	14,326,956
Class C	41,176	823,476	62,398	1,135,663
Administrator Class	105,701	3,497,234	127,144	3,867,648
Institutional Class	33,425	1,106,808	24,813 [2]	761,237 [2]

		16,537,619		20,091,504

Payment for shares redeemed
Class A	(2,943,621)	(97,771,815)	(4,807,553)	(146,972,158)
Class B	N/A	N/A	(11,694)[3]	(213,027)[3]
Class C	(1,723,765)	(34,885,653)	(2,145,127)	(40,093,776)
Administrator Class	(4,039,923)	(133,486,696)	(2,967,092)	(90,263,946)
Institutional Class	(1,057,098)	(35,104,912)	(451,747)[2]	(14,069,406)[2]

		(301,249,076)		(291,612,313)

Net increase (decrease) in net assets resulting from capital share transactions		(97,329,815)		36,372,501

Total increase in net assets		5,824,329		132,738,993

Net assets
Beginning of period		1,305,160,765		1,172,421,772

End of period		$1,310,985,094		$1,305,160,765

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and to disaggregate distributions to shareholders between distributions from net investment income and distributions from realized gains. Undistributed net investment income at September 30, 2017 was $79,910. The disaggregated distributions information for the year ended September 30, 2017 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from October 31, 2016 (commencement of class operations) to September 30, 2017

[3]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Asset Allocation Fund	35

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$31.99	$29.61	$28.72	$28.20	$24.48
Net investment income	0.27	0.25	0.22	0.27	0.38
Net realized and unrealized gains (losses) on investments	2.83	2.67	2.45	0.76	3.72

Total from investment operations	3.10	2.92	2.67	1.03	4.10
Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.21)	(0.22)	(0.38)
Net realized gains	(0.19)	(0.27)	(1.57)	(0.29)	0.00

Total distributions to shareholders	(0.46)	(0.54)	(1.78)	(0.51)	(0.38)
Net asset value, end of period	$34.63	$31.99	$29.61	$28.72	$28.20
Total return[1]	9.76%	9.99%	9.68%	3.62%	16.83%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.09%	1.10%	1.22%	1.20%
Net expenses	1.07%	1.09%	1.10%	1.15%	1.15%
Net investment income	0.80%	0.79%	0.79%	0.90%	1.42%
Supplemental data
Portfolio turnover rate	9%	9%	8%	43%	9%
Net assets, end of period (000s omitted)	$830,487	$822,769	$828,421	$736,276	$708,873

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$19.45	$17.99	$17.47	$17.20	$14.94
Net investment income	0.01	0.01	0.01 [1]	0.05	0.11
Net realized and unrealized gains (losses) on investments	1.73	1.62	1.48	0.45	2.27

Total from investment operations	1.74	1.63	1.49	0.50	2.38
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.01)	(0.02)	(0.05)	(0.12)
Net realized gains	(0.12)	(0.16)	(0.95)	(0.18)	0.00

Total distributions to shareholders	(0.12)	(0.17)	(0.97)	(0.23)	(0.12)
Net asset value, end of period	$21.07	$19.45	$17.99	$17.47	$17.20
Total return[3]	8.97%	9.14%	8.86%	2.86%	15.96%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.84%	1.85%	1.98%	1.95%
Net expenses	1.82%	1.84%	1.85%	1.90%	1.90%
Net investment income	0.05%	0.04%	0.03%	0.10%	0.67%
Supplemental data
Portfolio turnover rate	9%	9%	8%	43%	9%
Net assets, end of period (000s omitted)	$153,322	$152,820	$136,881	$62,019	$24,093

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Asset Allocation Fund	37

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$31.99	$29.63	$28.75	$28.21	$24.49
Net investment income	0.32	0.30	0.28	0.35	0.45
Net realized and unrealized gains (losses) on investments	2.84	2.68	2.45	0.76	3.72

Total from investment operations	3.16	2.98	2.73	1.11	4.17
Distributions to shareholders from
Net investment income	(0.32)	(0.35)	(0.28)	(0.28)	(0.45)
Net realized gains	(0.19)	(0.27)	(1.57)	(0.29)	0.00

Total distributions to shareholders	(0.51)	(0.62)	(1.85)	(0.57)	(0.45)
Net asset value, end of period	$34.64	$31.99	$29.63	$28.75	$28.21
Total return	9.94%	10.20%	9.91%	3.89%	17.12%
Ratios to average net assets (annualized)
Gross expenses	1.00%	0.99%	1.02%	1.09%	1.04%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.97%	0.96%	0.98%	1.12%	1.68%
Supplemental data
Portfolio turnover rate	9%	9%	8%	43%	9%
Net assets, end of period (000s omitted)	$216,611	$268,512	$206,908	$85,380	$59,783

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2018	2017[1]
Net asset value, beginning of period	$31.96	$29.27
Net investment income	0.39	0.35
Net realized and unrealized gains (losses) on investments	2.81	3.03

Total from investment operations	3.20	3.38
Distributions to shareholders from
Net investment income	(0.38)	(0.42)
Net realized gains	(0.19)	(0.27)

Total distributions to shareholders	(0.57)	(0.69)
Net asset value, end of period	$34.59	$31.96
Total return[2]	10.11%	11.70%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.74%
Net expenses	0.74%	0.74%
Net investment income	1.13%	1.08%
Supplemental data
Portfolio turnover rate	9%	9%
Net assets, end of period (000s omitted)	$110,566	$61,060

[1]	For the period from October 31, 2016 (commencement of class operations) to September 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Index Asset Allocation Fund	39

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”).

40	Wells Fargo Index Asset Allocation Fund	Notes to financial statements

The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Index Asset Allocation Fund	41

As of September 30, 2018, the aggregate cost of all investments for federal income tax purposes was $893,756,860 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$440,128,763
Gross unrealized losses	(25,668,397)
Net unrealized gains	$414,460,366

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

42	Wells Fargo Index Asset Allocation Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$50,275	$0	$50,275

Common stocks
Communication services	79,754,059	0	0	79,754,059
Consumer discretionary	81,885,351	0	0	81,885,351
Consumer staples	53,330,667	0	0	53,330,667
Energy	47,714,141	0	0	47,714,141
Financials	105,826,190	0	0	105,826,190
Health care	119,663,071	0	0	119,663,071
Industrials	77,159,441	0	0	77,159,441
Information technology	166,940,147	0	0	166,940,147
Materials	19,299,098	0	0	19,299,098
Real estate	21,107,829	0	0	21,107,829
Utilities	22,463,195	0	0	22,463,195

Non-agency mortgage-backed securities	0	10,813	0	10,813

U.S. Treasury securities	491,111,176	0	0	491,111,176

Short-term investments
Investment companies	15,043,298	1,344,865	0	16,388,163
U.S. Treasury securities	4,832,181	0		4,832,181
	1,306,129,844	1,405,953	0	1,307,535,797
Futures contracts	783,138	0	0	783,138
Total assets	$1,306,912,982	$1,405,953	$0	$1,308,318,935
Liabilities
Futures contracts	$101,709	$0	$0	$101,709
Total liabilities	$101,709	$0	$0	$101,709

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Future contracts are reported at the cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At September 30, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase. For the year ended September 30, 2018, the management fee was equivalent to an annual rate of 0.61% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Index Asset Allocation Fund	43

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 0.90% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2018, the Fund’s expenses were capped at 1.15% for Class A shares and 1.90% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2018, Funds Distributor received $47,946 from the sale of Class A shares and $683 in contingent deferred sales charges from redemptions of Class C shares, respectively. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

44	Wells Fargo Index Asset Allocation Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$93,992,939	$22,342,698	$92,013,040	$126,986,205

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2018, the Fund entered into futures contracts to manage the duration of the portfolio and to gain market exposure to certain asset classes by implementing tactical asset allocation shifts. The Fund had an average notional amount of $71,780,465 and $92,167,317 in long and short futures contracts, respectively, during the year ended September 30, 2018.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

The fair value of derivative instruments as of September 30, 2018 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$130,969	*	Unrealized losses on futures contracts	$0	*
Interest rate risk	Unrealized gains on futures contracts	652,169	*	Unrealized losses on futures contracts	101,709	*
		$783,138			$101,709

*	Amount represents cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments.

Only the current day’s variation margin as of September 30, 2018 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2018 was as follows for the Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$5,458,653	$108,412
Interest rate risk	6,009,915	(819,531)
	$11,468,568	$(711,119)

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2018, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Index Asset Allocation Fund	45

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year ended September 30
	2018	2017
Ordinary income	$12,497,380	$16,158,411
Long-term capital gain	5,013,473	5,038,835

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$4,271,127	$31,861,999	$414,460,366

Beginning October 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended September 30, 2017 were as follows:

	Net investment income		Net realized gains
Class A	$7,312,513		$7,379,070
Class C	70,275		1,277,133
Administrator Class	2,579,847		1,816,976
Institutional Class	568,243	*	193,189	*

*	For the period from October 31, 2016 (commencement of class operations) to September 30, 2017

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

46	Wells Fargo Index Asset Allocation Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Asset Allocation Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 26, 2018

Other information (unaudited)	Wells Fargo Index Asset Allocation Fund	47

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 96.74% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $5,013,473 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $12,497,380 of income dividends paid during the fiscal year ended September 30, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2018, $3,708,971 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2018, $2,734,388 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2018, 98.50% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

48	Wells Fargo Index Asset Allocation Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Index Asset Allocation Fund	49

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

50	Wells Fargo Index Asset Allocation Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Index Asset Allocation Fund	51

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Index Asset Allocation Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Index Asset Allocation Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

52	Wells Fargo Index Asset Allocation Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrative Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Index Asset Allocation Blended Index, for all periods under review other than the five-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Index Asset Allocation Fund	53

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

54	Wells Fargo Index Asset Allocation Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Index Asset Allocation Fund	55
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

56	Wells Fargo Index Asset Allocation Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

317286 11-18 A227/AR227 09-18

Annual Report

September 30, 2018

Wells Fargo International Bond Fund

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The views expressed and any forward-looking statements are as of September 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo International Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Economic growth and stock markets globally diverged beginning early in 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Bond Fund for the 12-month period that ended September 30, 2018. A strong fourth-quarter performance for equity and fixed-income markets closed 2017. Economic growth and stock markets globally diverged beginning early in 2018. For fixed-income investors, taxable bond returns were restrained in a rising-rate environment while high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 17.91% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.76%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.22% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.45%. The Bloomberg Barclays Municipal Bond Index6 added 0.35%, and the ICE BofAML U.S. High Yield Index7 was up 2.94%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases generally benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo International Bond Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the third quarter of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71%, while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the range for the federal funds rate from 1.75% to 2.00%, then again in September from 2.00% to 2.25%. Observers expected at least one more rate increase before the end of 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.05% and 3.19%, respectively, on September 30, 2018, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo International Bond Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo International Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Fargo Asset Management (International), LLC

Portfolio managers

Michael Lee

Alex Perrin

Lauren van Biljon, CFA®‡

Peter Wilson

Average annual total returns (%) as of September 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESIYX)	9-30-2003	(10.28)	(2.19)	1.87	(6.01)	(1.29)	2.35	1.03	1.03
Class C (ESIVX)	9-30-2003	(7.80)	(2.04)	1.58	(6.80)	(2.04)	1.58	1.78	1.78
Class R6 (ESIRX)	11-30-2012	–	–	–	(5.65)	(0.92)	2.71	0.65	0.65
Administrator Class (ESIDX)	7-30-2010	–	–	–	(5.89)	(1.11)	2.52	0.97	0.85
Institutional Class (ESICX)	12-15-1993	–	–	–	(5.75)	(0.97)	2.67	0.70	0.70
Bloomberg Barclays Global Aggregate ex-USD Index[4]	–	–	–	–	(1.45)	(0.33)	2.20	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Bond Fund	7

Growth of $10,000 investment as of September 30, 2018[5]

‡	Ms. van Biljon became a portfolio manager of the Fund on October 3, 2018.

[1]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Bond Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment grade fixed income markets excluding the U.S. dollar denominated debt market. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Global Aggregate ex-USD Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo International Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate ex-USD Index for the 12-month period that ended September 30, 2018.

∎

Currency was a detractor, largely due to positioning in the Japanese yen and exposure to the Brazilian real and the Malaysian ringgit. The overweight to the U.S. interest rate environment weighed on performance as well.

∎

Country allocation added to Fund performance, with overweight positions in higher-yielding developed and emerging bond markets performing well. In particular, exposure to Australia, New Zealand, South Africa, and Poland added value. The underweight to the British pound contributed positively.

Global financial markets were volatile.

As feared, it’s been a volatile year for the global financial markets. Sentiment has been exceedingly brittle, and this is reflected in the path of asset prices. There is a fairly neat break between the two halves of the reporting period, with the first half marked by a weaker dollar and a risk-positive environment. Subsequently, however, there’s been a tendency for yields to rise and for the U.S. dollar to strengthen. Emerging market bonds have outperformed emerging market currencies. Trade fears and geopolitical risks remain elevated. The pace of the economic expansion in the U.S. has accelerated in recent quarters, buoyed by tax cuts and increased government spending. Price pressures are proving slow to build, though, even with the labor market tightening. Growth across much of the emerging market world—barring some notable exceptions, like Turkey and Argentina—is also ticking higher. Even better, for local-currency bond investors, inflation is proving slow to accelerate.

Ten largest holdings (%) as of September 30, 2018[6]
Poland, 2.50%,7-25-2027	5.22
Canada, 0.75%, 9-1-2020	4.86
Malaysia, 3.75%, 6-15-2028	3.77
New Zealand, 4.50%, 4-15-2027	3.71
Mexico, 7.75%, 11-13-2042	3.65
Australian Government Bond Series 146, 1.75%, 11-21-2020	3.39
Singapore, 2.75%, 3-1-2046	3.20
U.S. Treasury Note, 1.75%, 11-15-2020	3.12
Thailand, 3.85%, 12-12-2025	3.12
Italy Buoni Poliennali del Tesoro, 2.70%, 3-1-2047	2.96

The Fund is tilted toward higher-yielding markets.

Portfolio positioning remains consistent with our long-term view that the bond markets of Japan and core Europe offer little value. Instead, the Fund is tilted toward higher-yielding developed and emerging market bonds. Over the course of the year, we have worked to increase the Fund’s interest rate diversification by adding positions in South Korea, Indonesia, India, and Peru. We took profits on positions in Colombia, Hungary, and Malaysia before buying the latter back late in the third quarter of 2018. Overall, Fund duration remains below that of the benchmark, although we have worked to increase duration in select markets, such as Australia, New Zealand, and Singapore. Currency positioning has been more cautious than interest rate positioning, and the Fund has run with minimal emerging market currency exposure for much of 2018. Over the reporting period, the Fund tended to be overweight the U.S. dollar and underweight the euro and the British pound. The former position has now been reduced to neutral, and we have started to unhedge some emerging market currencies.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Bond Fund	9

Portfolio allocation as of September 30, 2018[7]

Over the past 12 months, country positioning has been a strong value-add for the Fund. Smaller and higher-yielding markets have performed consistently, with positions in Australia, New Zealand, Poland, South Africa, and South Korea adding value. On the currency front, positioning in the British pound and the Malaysian ringgit added value. Sector positioning was a modest positive, with the overweight to high-yield corporate debt adding value.

Currency has been a net detractor over the 12-month period, led by positioning in the Japanese yen. Exposure to the Brazilian real and the Mexican peso was a modest negative. With yields rising, the overweight to the U.S. interest rate environment detracted from performance. Duration positioning was a small net negative, which was largely due to the Fund’s underweight to the ultra-long end of the curve, at more than 15 years.

Our outlook includes possibilities and challenges.

Global fixed income is at an interesting juncture, with interest rates and yields rising in the U.S. while Japan and core Europe lag. Several of the smaller and higher-yielding developed markets continue to offer value, and a number of emerging market bonds are at valuations materially out of line with the underlying fundamentals. The U.S. dollar has traded with a strong tone for much of the year, with only the Mexican peso putting up a real fight. We expect the U.S. dollar to weaken over the long term but could see more consolidation through the end of the year. A number of currencies are trading at extremely cheap levels versus the U.S. dollar, which could offer attractive entry points for longer-term investors. We forsee mild growth and modest inflationary pressures, which should be supportive for the smaller developed and emerging bond markets in which the Fund is overweight. Numerous geopolitical and trade risks suggest that increased volatility will remain a feature of global markets for now.

Please see footnotes on page 7.

10	Wells Fargo International Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2018	Ending account value 9-30-2018	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$914.65	$4.95	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22	1.03%
Class C
Actual	$1,000.00	$911.63	$8.53	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.14	$9.00	1.78%
Class R6
Actual	$1,000.00	$916.45	$3.12	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29	0.65%
Administrator Class
Actual	$1,000.00	$914.88	$4.08	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Institutional Class
Actual	$1,000.00	$915.36	$3.36	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2018	Wells Fargo International Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 5.06%

United States: 5.06%
Abbott Laboratories (Health Care, Health Care Equipment & Supplies)	3.40%	11-30-2023	$500,000	$497,873
AbbVie Incorporated (Health Care, Biotechnology)	4.25	11-14-2028	825,000	812,654
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	3.15	8-22-2027	1,675,000	1,604,111
Anheuser-Busch InBev Worldwide Incorporated (Consumer Staples, Beverages)	4.00	4-13-2028	1,250,000	1,231,418
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	2.90	9-12-2027	1,250,000	1,177,279
B.A.T. Capital Corporation (Consumer Staples, Tobacco)	3.56	8-15-2027	1,400,000	1,303,023
Bayer US Finance LLC (Consumer Staples, Pharmaceuticals) 144A	4.25	12-15-2025	1,300,000	1,290,217
Coty Incorporated (Consumer Staples, Personal Products)	4.00	4-15-2023	350,000	400,114
CVS Health Corporation (Health Care, Health Care Providers & Services)	4.10	3-25-2025	600,000	598,136
Discovery Communications LLC (Communication Services, Media)	3.95	3-20-2028	700,000	664,533
Goldman Sachs Group Incorporated (Financials, Capital Markets)	3.75	2-25-2026	1,650,000	1,602,532
JPMorgan Chase & Company (Financials, Banks)	3.30	4-1-2026	1,575,000	1,509,392
Microsoft Corporation (Information Technology, Software )	2.40	8-8-2026	2,000,000	1,843,141
Qualcomm Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	3.25	5-20-2027	1,000,000	939,797
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services) 144A	4.33	9-21-2028	1,375,000	1,382,847
Walmart Incorporated (Consumer Staples, Food & Staples Retailing)	3.70	6-26-2028	1,900,000	1,901,224

Total Corporate Bonds and Notes (Cost $19,490,387)				18,758,291

Foreign Corporate Bonds and Notes @: 6.74%

Denmark: 3.81%
Nykredit Realkredit AS (Financials, Thrifts & Mortgage Finance, DKK)	2.00	10-1-2050	41,750,000	6,457,928
Realkredit Danmark AS (Financials, Thrifts & Mortgage Finance, DKK)	2.00	10-1-2050	49,500,000	7,660,558

				14,118,486

France: 0.25%
Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing, EUR)	4.50	3-7-2024	400,000	441,962
Paprec Holding SA (Industrials, Commercial Services & Supplies, EUR)	4.00	3-31-2025	425,000	496,481

				938,443

Ireland: 0.40%
GE Capital UK Funding Company (Financials, Capital Markets, GBP)	5.13	5-24-2023	1,000,000	1,470,891

Luxembourg: 0.09%
LSF10 Wolverine Investment SCA (Financials, Diversified Financial Services, EUR)	5.00	3-15-2024	275,000	319,688

Mexico: 0.25%
America Movil SAB de CV (Communication Services, Wireless Telecommunication Services, MXN)	7.13	12-9-2024	7,250,000	352,505
Nemak SAB de CV (Consumer Discretionary, Auto Components, EUR)	3.25	3-15-2024	225,000	267,114
Petroleos Mexicanos (Energy, Oil, Gas & Consumable Fuels, MXN) 144A	7.19	9-12-2024	6,532,000	301,155

				920,774

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Bond Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Netherlands: 0.34%
Selecta Group BV (Consumer Discretionary, Internet & Direct Marketing Retail, EUR) 144A	5.88%	2-1-2024	575,000	$671,803
Sigma Holdco BV (Consumer Staples, Food Products, EUR)	5.75	5-15-2026	550,000	601,706

				1,273,509

United Kingdom: 1.60%
CPUK Finance Limited (Consumer Discretionary, Consumer Finance, GBP)	4.25	2-28-2047	250,000	325,533
FirstGroup plc (Industrials, Road & Rail, GBP)	5.25	11-29-2022	700,000	988,282
Heathrow Funding Limited (Industrials, Transportation Infrastructure, GBP)	7.13	2-14-2024	1,000,000	1,586,148
Ocado Group plc (Consumer Discretionary, Internet & Direct Marketing Retail, GBP)	4.00	6-15-2024	550,000	718,556
Pinnacle Bidco plc (Consumer Discretionary, Consumer Finance, GBP)	6.38	2-15-2025	200,000	267,838
RAC Bond Company plc (Consumer Discretionary, Automobiles, GBP)	5.00	11-6-2022	800,000	979,615
Tesco plc (Consumer Staples, Food & Staples Retailing, GBP)	6.13	2-24-2022	500,000	731,136
Thomas Cook Finance 2 plc (Consumer Discretionary, Diversified Financial Services, EUR)	3.88	7-15-2023	300,000	329,158

				5,926,266

Total Foreign Corporate Bonds and Notes (Cost $26,363,749)				24,968,057

Foreign Government Bonds @: 78.33%
Australian Government Bond Series 146 (AUD)	1.75	11-21-2020	17,500,000	12,573,583
Australian Government Bond Series 148 (AUD)	2.75	11-21-2027	7,685,000	5,594,776
Brazil (BRL)	10.00	1-1-2023	3,400,000	817,861
Brazil (BRL)	10.00	1-1-2019	15,705,000	3,918,453
Brazil (BRL)	10.00	1-1-2025	40,990,000	9,565,971
Canada (CAD)	0.75	9-1-2020	23,900,000	17,995,915
Canada (CAD) 144A	1.25	12-15-2020	11,740,000	8,874,737
Colombia (COP)	7.00	5-4-2022	12,100,000,000	4,242,731
Czech Republic (CZK)	0.75	2-23-2021	18,000,000	793,261
Hungary (HUF)	1.75	10-26-2022	485,000,000	1,711,992
India (INR)	7.80	4-11-2021	117,000,000	1,608,205
India (INR)	8.79	11-8-2021	465,000,000	6,552,593
India INR)	7.17	1-8-2028	225,000,000	2,932,232
Indonesia (IDR)	7.50	8-15-2032	119,345,000,000	7,408,256
Indonesia (IDR)	8.25	5-15-2029	34,480,000,000	2,331,446
Indonesia (IDR)	8.38	3-15-2024	29,150,000,000	1,969,872
Indonesia (IDR)	8.38	9-15-2026	45,000,000,000	3,041,790
Italy Buoni Poliennali del Tesoro (EUR)	2.20	6-1-2027	4,650,000	5,095,003
Italy Buoni Poliennali del Tesoro (EUR) 144A	2.70	3-1-2047	11,065,000	10,975,675
Korea Treasury Bond (KRW)	2.00	3-10-2020	9,890,000,000	8,928,657
Korea Treasury Bond (KRW)	2.38	3-10-2023	8,850,000,000	8,029,689
Malaysia (MYR)	3.73	6-15-2028	59,400,000	13,950,855
Malaysia (MYR)	3.66	10-15-2020	7,650,000	1,856,938
Malaysia (MYR)	3.90	11-30-2026	7,300,000	1,734,685
Malaysia (MYR)	3.96	9-15-2025	6,250,000	1,505,348
Mexico (MXN)	5.75	3-5-2026	57,500,000	2,710,003
Mexico (MXN)	7.75	11-13-2042	262,650,000	13,507,093
Mexico (MXN)	8.00	11-7-2047	45,000,000	2,374,631
Mexico (MXN)	10.00	12-5-2024	10,850,000	642,582
New South Wales (AUD)	5.00	8-20-2024	6,350,000	5,182,403

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo International Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @ (continued)
New South Wales (AUD)	6.00%	5-1-2020	5,825,000	$4,465,974
New Zealand (NZD)	2.75	4-15-2037	5,575,000	3,608,525
New Zealand (NZD)	4.50	4-15-2027	17,945,000	13,762,595
Poland (PLN)	2.50	7-25-2027	75,250,000	19,330,522
Province of Ontario (AUD)	6.25	9-29-2020	4,300,000	3,338,057
Queensland Treasury Corporation (AUD) 144A	2.75	8-20-2027	5,100,000	3,585,151
Queensland Treasury Corporation (AUD) 144A	4.00	6-21-2019	8,600,000	6,304,989
Republic of Peru (PEN)	5.70	8-12-2024	5,000,000	1,578,342
Republic of Peru (PEN)	6.35	8-12-2028	21,550,000	6,860,702
Republic of South Africa (ZAR)	8.75	2-28-2048	48,500,000	3,049,331
Republic of South Africa (ZAR)	7.75	2-28-2023	115,500,000	7,981,374
Republic of South Africa (ZAR)	8.75	2-28-2048	28,400,000	1,785,588
Republic of South Africa (ZAR)	10.50	12-21-2026	21,650,000	1,658,207
Romania (RON)	3.40	3-8-2022	3,300,000	799,691
Romania (RON)	5.75	4-29-2020	14,000,000	3,606,237
Singapore (SGD)	2.63	5-1-2028	6,900,000	5,098,646
Singapore (SGD)	2.75	3-1-2046	16,500,000	11,841,063
Thailand (THB)	3.85	12-12-2025	345,025,000	11,549,376
Turkey (TRY)	9.40	7-8-2020	3,500,000	458,153
Turkey (TRY)	10.70	2-17-2021	4,000,000	503,720
Turkey (TRY)	11.00	2-24-2027	1,900,000	219,748
United Kingdom Gilt Bonds (GBP)	1.25	7-22-2027	8,100,000	10,354,838

Total Foreign Government Bonds (Cost $307,528,249)				290,168,065

U.S. Treasury Securities: 6.44%
U.S. Treasury Bond	2.75	11-15-2047	$5,850,000	5,352,064
U.S. Treasury Bond	3.00	11-15-2045	3,300,000	3,181,406
U.S. Treasury Note	1.75	11-15-2020	11,825,000	11,561,247
U.S. Treasury Note	2.25	11-15-2027	4,035,000	3,777,138

Total U.S. Treasury Securities (Cost $24,549,438)				23,871,855

Yankee Corporate Bonds and Notes: 3.40%

Canada: 0.41%
Alimentation Couche-Tard Incorporated (Consumer Staples, Food & Staples Retailing)	3.55	7-26-2027	1,600,000	1,504,157

Cayman Islands: 0.16%
UPCB Finance IV Limited (Financials, Diversified Financial Services)	5.38	1-15-2025	600,000	599,256

China: 0.25%
Tencent Holdings Limited (Communication Services, Interactive Media & Services)	3.60	1-19-2028	1,000,000	946,102

France: 0.50%
Danone SA (Consumer Staples, Food Products)	2.95	11-2-2026	2,000,000	1,835,576

Ireland: 0.27%
Ardagh Packaging Finance plc (Financials, Diversified Financial Services)	4.63	5-15-2023	1,000,000	991,250

Netherlands: 0.06%
Myriad International Holdings BV (Communication Services, Media)	6.00	7-18-2020	200,000	207,654

Spain: 0.19%
Telefonica Emisiones SAU (Communication Services, Diversified Telecommunication Services)	4.10	3-8-2027	750,000	720,521

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Bond Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Switzerland: 0.38%
Credit Suisse Group Funding Limited (Financials, Banks)	3.80%	9-15-2022	$1,400,000	$1,392,127

United Kingdom: 1.18%
BP Capital Markets plc (Financials, Capital Markets)	3.22	4-14-2024	825,000	806,269
International Game Technology plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	6.25	2-15-2022	1,000,000	1,036,250
Jaguar Land Rover Automobiles plc (Consumer Discretionary, Automobiles)	3.50	3-15-2020	1,200,000	1,185,000
Vodafone Group plc (Communication Services, Wireless Telecommunication Services)	4.38	5-30-2028	1,375,000	1,353,951

				4,381,470

Total Yankee Corporate Bonds and Notes (Cost $12,908,424)				12,578,113

	Yield		Shares
Short-Term Investments: 0.43%

Investment Companies: 0.43%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.99		1,592,910	1,592,910

Total Short-Term Investments (Cost $1,592,910)				1,592,910

Total investments in securities (Cost $392,433,157)	100.40%	371,937,291
Other assets and liabilities, net	(0.40)	(1,472,406)

Total net assets	100.00%	$370,464,885

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

@	Foreign bond principal is denominated in the local currency of the issuer.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AUD	Australian dollar

BRL	Brazilian real

CAD	Canadian dollar

COP	Colombian peso

CZK	Czech koruna

DKK	Danish krone

EUR	Euro

GBP	Great British pound

HUF	Hungarian forint

IDR	Indonesian rupiah

INR	Indian rupee

JPY	Japanese yen

KRW	Republic of Korea won

MXN	Mexican peso

MYR	Malaysian ringgit

NZD	New Zealand dollar

PEN	Peruvian sol

PLN	Polish zloty

RON	Romanian lei

SGD	Singapore dollar

THB	Thai baht

TRY	Turkish lira

ZAR	South African rand

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo International Bond Fund	15

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
$8,010,095 USD	$115,850,000,000 IDR	State Street Bank	10-3-2018	$236,567	$0
43,500,000 THB	1,332,153 USD	State Street Bank	10-12-2018	13,344	0
11,511,965 USD	381,000,000 THB	State Street Bank	10-12-2018	0	(272,732)
300,000 SGD	219,024 USD	State Street Bank	10-16-2018	503	0
1,750,000 SGD	1,281,816 USD	State Street Bank	10-16-2018	0	(1,245)
18,919,945 USD	25,720,000 SGD	State Street Bank	10-16-2018	99,222	0
7,700,000 ZAR	578,673 USD	State Street Bank	10-18-2018	0	(35,332)
4,325,000 PLN	1,175,895 USD	State Street Bank	10-18-2018	0	(2,395)
574,515 USD	7,700,000 ZAR	State Street Bank	10-18-2018	31,174	0
3,000,000 PEN	909,642 USD	State Street Bank	10-25-2018	0	(2,389)
6,000,000 CAD	4,647,315 USD	State Street Bank	10-25-2018	371	0
1,099,941 USD	1,450,000 CAD	State Street Bank	10-25-2018	0	(23,250)
29,989,591 USD	39,385,000 CAD	State Street Bank	10-25-2018	0	(518,600)
7,794,042 USD	25,665,000 PEN	State Street Bank	10-25-2018	32,488	0
1,350,000,000 JPY	12,192,919 USD	State Street Bank	10-29-2018	0	(288,029)
36,600,000 EUR	42,738,186 USD	State Street Bank	10-29-2018	0	(154,150)
5,210,000,000 JPY	47,107,926 USD	State Street Bank	10-29-2018	0	(1,163,870)
2,000,000,000 JPY	18,044,109 USD	State Street Bank	10-29-2018	0	(407,235)
17,364,040 USD	1,925,000,000 JPY	State Street Bank	10-29-2018	388,549	0
13,934,979 USD	1,560,000,000 JPY	State Street Bank	10-29-2018	178,218	0
2,666,328 USD	300,000,000 JPY	State Street Bank	10-29-2018	20,797	0
8,800,000 EUR	10,245,382 USD	State Street Bank	10-29-2018	0	(6,598)
3,225,000 NZD	2,163,443 USD	State Street Bank	11-14-2018	0	(25,215)
873,510 USD	1,325,000 NZD	State Street Bank	11-14-2018	0	(4,986)
18,192,168 USD	27,625,000 NZD	State Street Bank	11-14-2018	0	(123,661)
670,948 USD	1,000,000 NZD	State Street Bank	11-14-2018	7,931	0
1,168,000,000 JPY	10,536,571 USD	State Street Bank	11-15-2018	0	(223,980)
4,625,000,000 JPY	42,184,279 USD	State Street Bank	11-15-2018	0	(1,348,889)
12,000,000 AUD	8,628,732 USD	State Street Bank	11-21-2018	48,416	0
1,250,000,000 KRW	1,123,091 USD	State Street Bank	11-21-2018	5,007	0
5,860,000 AUD	4,305,717 USD	State Street Bank	11-21-2018	0	(68,377)
955,000 AUD	688,959 USD	State Street Bank	11-21-2018	1,597	0
9,303,957 USD	12,675,000 AUD	State Street Bank	11-21-2018	138,720	0
10,208,167 USD	14,200,000 AUD	State Street Bank	11-21-2018	0	(59,791)
3,527,510 USD	4,900,000 AUD	State Street Bank	11-21-2018	0	(15,659)
23,933,892 USD	32,950,000 AUD	State Street Bank	11-21-2018	107,890	0
9,324,945 USD	10,450,000,000 KRW	State Street Bank	11-21-2018	0	(105,955)
7,150,000 PLN	1,964,833 USD	State Street Bank	11-23-2018	0	(23,347)
17,261,525 USD	65,000,000 PLN	State Street Bank	11-23-2018	0	(388,344)
2,173,624 USD	8,185,000 PLN	State Street Bank	11-23-2018	0	(48,901)
7,702,280 USD	115,850,000,000 IDR	State Street Bank	12-3-2018	0	(14,108)
1,987,216 USD	30,000,000,000 IDR	State Street Bank	12-3-2018	0	(10,986)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Bond Fund	Portfolio of investments—September 30, 2018

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
1,175,558 USD	4,850,000 MYR	State Street Bank	12-4-2018	$5,123	$0
140,000,000 INR	1,920,439 USD	State Street Bank	12-6-2018	0	(4,498)
2,922,449 USD	214,800,000 INR	State Street Bank	12-6-2018	0	(17,153)
8,836,122 USD	631,500,000 INR	State Street Bank	12-6-2018	193,858	0
260,000,000 MXN	13,638,557 USD	State Street Bank	12-7-2018	113,036	0
13,165,824 USD	260,000,000 MXN	State Street Bank	12-7-2018	0	(585,770)
9,033,543 USD	37,650,000 BRL	State Street Bank	12-10-2018	0	(237,820)
8,916,215 USD	137,225,000 ZAR	State Street Bank	12-12-2018	0	(697,105)
17,762,141 USD	13,575,000 GBP	State Street Bank	12-13-2018	8,856	0
4,060,000,000 JPY	36,680,008 USD	State Street Bank	12-18-2018	0	(729,244)
45,550,000 EUR	53,528,766 USD	State Street Bank	12-19-2018	0	(296,291)
14,700,000 EUR	17,314,322 USD	State Street Bank	12-19-2018	0	(135,016)
4,360,483 USD	3,675,000 EUR	State Street Bank	12-19-2018	65,656	0
829,813 USD	700,000 EUR	State Street Bank	12-19-2018	11,751	0
1,805,870 USD	1,525,000 EUR	State Street Bank	12-19-2018	23,663	0

				$1,732,737	$(8,040,921)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	11,375,401	278,379,312	288,161,803	1,592,910	$0	$0	$8,096	$1,592,910	0.43%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2018	Wells Fargo International Bond Fund	17

Assets
Investments in unaffiliated securities, at value (cost $390,840,247)	$370,344,381
Investments in affiliated securities, at value (cost $1,592,910)	1,592,910
Foreign currency, at value (cost $659,839)	672,592
Receivable for investments sold	1,017,300
Receivable for Fund shares sold	254,558
Receivable for interest	3,920,577
Unrealized gains on forward foreign currency contracts	1,732,737
Prepaid expenses and other assets	396,311

Total assets	379,931,366

Liabilities
Unrealized losses on forward foreign currency contracts	8,040,921
Payable for Fund shares redeemed	740,161
Due to custodian bank	587,582
Management fee payable	68,089
Administration fees payable	27,298
Distribution fee payable	1,647
Payable for investments purchased	783

Total liabilities	9,466,481

Total net assets	$370,464,885

NET ASSETS CONSIST OF
Paid-in capital	$402,685,639
Net distributable loss	(32,220,754)

Total net assets	$370,464,885

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$44,519,492
Shares outstanding – Class A1	4,593,907
Net asset value per share – Class A	$9.69
Maximum offering price per share – Class A2	$10.15
Net assets – Class C	$2,652,225
Shares outstanding – Class C1	284,457
Net asset value per share – Class C	$9.32
Net assets – Class R6	$49,749,162
Shares outstanding – Class R6[1]	5,045,128
Net asset value per share – Class R6	$9.86
Net assets – Administrator Class	$27,911,168
Shares outstanding – Administrator Class[1]	2,862,781
Net asset value per share – Administrator Class	$9.75
Net assets – Institutional Class	$245,632,838
Shares outstanding – Institutional Class[1]	24,981,962
Net asset value per share – Institutional Class	$9.83

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Bond Fund	Statement of operations—year ended September 30, 2018

Investment income
Interest (net of foreign interest withholding taxes of $408,252)	$18,602,079
Income from affiliated securities	8,096

Total investment income	18,610,175

Expenses
Management fee	2,952,362
Administration fees
Class A	100,833
Class C	4,894
Class R6	13,322
Administrator Class	35,552
Institutional Class	277,687
Shareholder servicing fees
Class A	157,551
Class C	7,646
Administrator Class	88,473
Distribution fee
Class C	22,940
Custody and accounting fees	111,067
Professional fees	80,065
Registration fees	49,331
Shareholder report expenses	49,397
Trustees’ fees and expenses	20,979
Interest expense	2,785
Other fees and expenses	18,038

Total expenses	3,992,922
Less: Fee waivers and/or expense reimbursements	(266,880)

Net expenses	3,726,042

Net investment income	14,884,133

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	6,938,739
Forward foreign currency contracts	(5,014,583)

Net realized gains on investments	1,924,156

Net change in unrealized gains (losses) on:
Unaffiliated securities	(36,312,613)
Forward foreign currency contracts	(5,274,436)

Net change in unrealized gains (losses) on investments	(41,587,049)

Net realized and unrealized gains (losses) on investments	(39,662,893)

Net decrease in net assets resulting from operations	$(24,778,760)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo International Bond Fund	19

	Year ended September 30, 2018		Year ended September 30, 2017[1]

Operations
Net investment income		$14,884,133		$17,183,145
Net realized gains (losses) on investments		1,924,156		(51,051,565)
Net change in unrealized gains (losses) on investments		(41,587,049)		12,848,373

Net decrease in net assets resulting from operations		(24,778,760)		(21,020,047)

Distributions to shareholders
Class A		0		(739,477)
Class C		0		(73,043)
Class R6		0		(164,164)
Administrator Class		0		(631,824)
Institutional Class		0		(7,408,479)

Total distributions to shareholders		0		(9,016,987)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,692,946	17,128,341	4,929,121	48,322,926
Class C	23,686	231,626	13,816	133,569
Class R6	4,470,576	47,127,812	2,528,781	26,142,193
Administrator Class	1,854,064	19,444,887	2,445,180	24,089,253
Institutional Class	7,578,500	78,408,711	11,245,776	111,148,970

		162,341,377		209,836,911

Reinvestment of distributions
Class A	0	0	77,736	729,940
Class C	0	0	7,033	64,420
Class R6	0	0	17,299	164,164
Administrator Class	0	0	66,753	628,812
Institutional Class	0	0	690,923	6,543,042

		0		8,130,378

Payment for shares redeemed
Class A	(3,876,760)	(38,897,182)	(3,279,695)	(32,478,821)
Class B	N/A	N/A	(16,076)[2]	(153,471)[2]
Class C	(88,726)	(868,829)	(195,882)	(1,864,728)
Class R6	(2,380,029)	(24,249,955)	(740,812)	(7,302,744)
Administrator Class	(2,955,066)	(30,390,707)	(3,255,355)	(32,370,616)
Institutional Class	(25,163,647)	(261,878,241)	(20,326,950)	(201,196,349)

		(356,284,914)		(275,366,729)

Net decrease in net assets resulting from capital share transactions		(193,943,537)		(57,399,440)

Total decrease in net assets		(218,722,297)		(87,436,474)

Net assets
Beginning of period		589,187,182		676,623,656

End of period		$370,464,885		$589,187,182

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and to disaggregate distributions to shareholders between distributions from net investment income and distributions from realized gains. Overdistributed net investment income at September 30, 2017 was $27,790,252. The disaggregated distributions information for the year ended September 30, 2017 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS A	2018	2017	2016[1]	2015	2014	2013
Net asset value, beginning of period	$10.31	$10.77	$9.74	$10.84	$11.32	$11.83
Net investment income	0.27 [2]	0.26 [2]	0.24 [2]	0.31 [2]	0.37 [2]	0.36 [2]
Net realized and unrealized gains (losses) on investments	(0.89)	(0.57)	0.85	(1.33)	(0.34)	(0.73)

Total from investment operations	(0.62)	(0.31)	1.09	(1.02)	0.03	(0.37)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.05)	(0.12)	(0.02)
Net realized gains	0.00	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	0.00	(0.15)	(0.06)	(0.08)	(0.51)	(0.14)
Net asset value, end of period	$9.69	$10.31	$10.77	$9.74	$10.84	$11.32
Total return[3]	(6.01)%	(2.78)%	11.24%	(9.50)%	0.26%	(3.18)%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.03%	1.08%	1.06%	1.05%	1.05%
Net expenses	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income	2.75%	2.61%	2.64%	3.07%	3.29%	2.93%
Supplemental data
Portfolio turnover rate	99%	68%	96%	136%	103%	129%
Net assets, end of period (000s omitted)	$44,519	$69,885	$54,399	$79,727	$102,624	$113,846

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	21

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS C	2018	2017	2016[1]	2015	2014	2013
Net asset value, beginning of period	$10.00	$10.52	$9.58	$10.70	$11.19	$11.76
Net investment income	0.19 [2]	0.18 [2]	0.17 [2]	0.23 [2]	0.28 [2]	0.26 [2]
Net realized and unrealized gains (losses) on investments	(0.87)	(0.55)	0.83	(1.32)	(0.34)	(0.71)

Total from investment operations	(0.68)	(0.37)	1.00	(1.09)	(0.06)	(0.45)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.04)	(0.00)[3]
Net realized gains	0.00	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	0.00	(0.15)	(0.06)	(0.03)	(0.43)	(0.12)
Net asset value, end of period	$9.32	$10.00	$10.52	$9.58	$10.70	$11.19
Total return[4]	(6.80)%	(3.43)%	10.49%	(10.21)%	(0.52)%	(3.84)%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.78%	1.83%	1.81%	1.80%	1.80%
Net expenses	1.78%	1.78%	1.78%	1.78%	1.78%	1.78%
Net investment income	2.00%	1.88%	1.86%	2.33%	2.54%	2.15%
Supplemental data
Portfolio turnover rate	99%	68%	96%	136%	103%	129%
Net assets, end of period (000s omitted)	$2,652	$3,493	$5,520	$6,895	$11,597	$16,097

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS R6	2018	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$10.45	$10.88	$9.80	$10.88	$11.36	$11.80
Net investment income	0.31 [3]	0.30 [3]	0.28 [3]	0.35 [3]	0.42 [3]	0.39 [3]
Net realized and unrealized gains (losses) on investments	(0.90)	(0.58)	0.86	(1.34)	(0.35)	(0.69)

Total from investment operations	(0.59)	(0.28)	1.14	(0.99)	0.07	(0.30)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.06)	(0.16)	(0.02)
Net realized gains	0.00	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	0.00	(0.15)	(0.06)	(0.09)	(0.55)	(0.14)
Net asset value, end of period	$9.86	$10.45	$10.88	$9.80	$10.88	$11.36
Total return[4]	(5.65)%	(2.48)%	11.69%	(9.18)%	0.60%	(2.52)%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.65%	0.70%	0.68%	0.67%	0.68%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.18%	3.01%	3.00%	3.46%	3.64%	3.70%
Supplemental data
Portfolio turnover rate	99%	68%	96%	136%	103%	129%
Net assets, end of period (000s omitted)	$49,749	$30,876	$12,501	$13,152	$5,729	$2,433

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from November 30, 2012 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	23

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
ADMINISTRATOR CLASS	2018	2017	2016[1]	2015	2014	2013
Net asset value, beginning of period	$10.36	$10.80	$9.75	$10.84	$11.32	$11.81
Net investment income	0.29 [2]	0.28 [2]	0.26 [2]	0.33 [2]	0.39 [2]	0.36 [2]
Net realized and unrealized gains (losses) on investments	(0.90)	(0.57)	0.85	(1.34)	(0.34)	(0.71)

Total from investment operations	(0.61)	(0.29)	1.11	(1.01)	0.05	(0.35)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.05)	(0.14)	(0.02)
Net realized gains	0.00	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	0.00	(0.15)	(0.06)	(0.08)	(0.53)	(0.14)
Net asset value, end of period	$9.75	$10.36	$10.80	$9.75	$10.84	$11.32
Total return[3]	(5.89)%	(2.59)%	11.44%	(9.36)%	0.43%	(2.98)%
Ratios to average net assets (annualized)
Gross expenses	1.01%	0.97%	1.02%	0.99%	0.99%	0.99%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.93%	2.80%	2.85%	3.26%	3.47%	3.15%
Supplemental data
Portfolio turnover rate	99%	68%	96%	136%	103%	129%
Net assets, end of period (000s omitted)	$27,911	$41,045	$50,825	$266,849	$359,383	$334,778

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
INSTITUTIONAL CLASS	2018	2017	2016[1]	2015	2014	2013
Net asset value, beginning of period	$10.43	$10.86	$9.79	$10.87	$11.35	$11.82
Net investment income	0.31 [2]	0.29 [2]	0.27 [2]	0.35 [2]	0.41 [2]	0.37
Net realized and unrealized gains (losses) on investments	(0.91)	(0.57)	0.86	(1.34)	(0.35)	(0.70)

Total from investment operations	(0.60)	(0.28)	1.13	(0.99)	0.06	(0.33)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.06)	(0.15)	(0.02)
Net realized gains	0.00	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	0.00	(0.15)	(0.06)	(0.09)	(0.54)	(0.14)
Net asset value, end of period	$9.83	$10.43	$10.86	$9.79	$10.87	$11.35
Total return[3]	(5.75)%	(2.48)%	11.60%	(9.20)%	0.55%	(2.78)%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.70%	0.75%	0.73%	0.72%	0.72%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	3.06%	2.96%	2.95%	3.41%	3.62%	3.26%
Supplemental data
Portfolio turnover rate	99%	68%	96%	136%	103%	129%
Net assets, end of period (000s omitted)	$245,633	$443,888	$553,208	$689,964	$832,072	$1,115,163

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo International Bond Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to

26	Wells Fargo International Bond Fund	Notes to financial statements

purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2018, the aggregate cost of all investments for federal income tax purposes was $387,275,003 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$8,874,054
Gross unrealized losses	(30,519,950)
Net unrealized losses	$(21,645,896)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At September 30, 2018 as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss
$(13,200,277)	$13,200,277

Notes to financial statements	Wells Fargo International Bond Fund	27

As of September 30, 2018, the Fund had capital loss carryforwards which consist of $5,740,832 in short-term capital losses and $1,023,725 in long-term capital losses.

As of September 30, 2018, the Fund had current year net deferred post-October capital losses consisting of $554,050 in long-term losses which will be recognized on the first day of the following fiscal year.

As of September 30, 2018, the Fund had a qualified late-year ordinary loss of $3,203,994 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Corporate bonds and notes	$0	$18,758,291	$0	$18,758,291

Foreign corporate bonds and notes	0	24,968,057	0	24,968,057

Foreign government bonds	0	290,168,065	0	290,168,065

U.S. Treasury securities	23,871,855	0	0	23,871,855

Yankee corporate bonds and notes	0	12,578,113	0	12,578,113

Short-term investments
Investment companies	1,592,910	0	0	1,592,910

	25,464,765	346,472,526	0	371,937,291
Forward foreign currency contracts	0	1,732,737	0	1,732,737
Total assets	$25,464,765	$348,205,263	$0	$373,670,028
Liabilities
Forward foreign currency contracts	$0	$8,040,921	$0	$8,040,921
Total liabilities	$0	$8,040,921	$0	$8,040,921

28	Wells Fargo International Bond Fund	Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

At September 30, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.60% and declining to 0.48% as the average daily net assets of the Fund increase. For the year ended September 30, 2018, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Asset Management (International), LLC (formerly, First International Advisors, LLC), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class C shares, 0.65% for Class R6 shares, 0.85% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2018, Funds Distributor received $433 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2018.

Notes to financial statements	Wells Fargo International Bond Fund	29

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$68,896,089	$397,395,393	$100,794,782	$534,401,351

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2018, the Fund entered into forward foreign currency contracts for hedging purposes. The Fund had average contract amounts of $373,663,650 and $248,371,597 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended September 30, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
State Street Bank	$1,732,737	$(1,732,737)	$0	$0
Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
State Street Bank	$8,040,921	$(1,732,737)	$0	$6,308,184

30	Wells Fargo International Bond Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended September 30, 2018, the Fund had average borrowings outstanding of $100,180 at an average rate of 2.78% and paid interest in the amount of $2,785.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year ended September 30
	2018	2017
Ordinary income	$0	$758
Long-term capital gain	0	9,016,229

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Late-year ordinary losses deferred	Post-October capital losses deferred	Capital loss carryforward
$(21,683,804)	$(3,203,994)	$(554,050)	$(6,764,557)

Beginning October 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended September 30, 2017 were as follows:

Net realized gains
Class A	$739,477
Class C	73,043
Class R6	164,164
Administrator Class	631,824
Institutional Class	7,408,479

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

Notes to financial statements	Wells Fargo International Bond Fund	31

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

32	Wells Fargo International Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo International Bond Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for the two-year period ended September 30, 2018, for the period ended September 30, 2016, and for each of the years or periods in the three-year period ended October 31, 2015. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the two-year period ended September 30, 2018, for the period ended September 30, 2016, and for each of the years or periods in the three-year period ended October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 26, 2018

Other information (unaudited)	Wells Fargo International Bond Fund	33

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo International Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo International Bond Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36	Wells Fargo International Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo International Bond Fund	37

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo International Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Fargo Asset Management (International), LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

38	Wells Fargo International Bond Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one-year period under review, but lower than the average investment performance of the Universe for the three-, five-, and ten-year periods under review. The Board also noted that the investment performance of the Fund was in range of its benchmark index, the Bloomberg Barclays Global Aggregate ex USD Index, for the one-year period under review, but lower than its benchmark index for the three-, five-, and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s performance relative to the Universe and benchmark over the one-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo International Bond Fund	39

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

40	Wells Fargo International Bond Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo International Bond Fund	41
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

42	Wells Fargo International Bond Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

317287 11-18 A235/AR235 09-18

Annual Report

September 30, 2018

Wells Fargo Strategic Income Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Strategic Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Economic growth and stock markets globally diverged beginning early in 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Strategic Income Fund for the 12-month period that ended September 30, 2018. A strong fourth-quarter performance for equity and fixed-income markets closed 2017. Economic growth and stock markets globally diverged beginning early in 2018. For fixed-income investors, taxable bond returns were restrained in a rising-rate environment while high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 17.91% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.76%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.22% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.45%. The Bloomberg Barclays Municipal Bond Index6 added 0.35%, and the ICE BofAML U.S. High Yield Index7 was up 2.94%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases generally benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Strategic Income Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the third quarter of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71%, while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the range for the federal funds rate from 1.75% to 2.00%, then again in September from 2.00% to 2.25%. Observers expected at least one more rate increase before the end of 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.05% and 3.19%, respectively, on September 30, 2018, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Strategic Income Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Strategic Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Asset Management (International), LLC

Portfolio managers

Niklas Nordenfelt, CFA®

Alex Perrin

Thomas M. Price, CFA®

Scott M. Smith, CFA®

Lauren van Biljon, CFA®‡

Noah Wise, CFA®

Average annual total returns (%) as of September 30, 2018

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[2]
Class A (WSIAX)	1-31-2013	(2.47)	1.57	0.95	1.59	2.41	1.68	1.74	0.91
Class C (WSICX)	1-31-2013	(0.10)	1.64	0.92	0.88	1.64	0.92	2.49	1.66
Administrator Class (WSIDX)	1-31-2013	–	–	–	1.81	2.52	1.80	1.68	0.76
Institutional Class (WSINX)	1-31-2013	–	–	–	1.93	2.72	1.99	1.41	0.61
Bloomberg Barclays U.S. Universal Bond Index[3]	–	–	–	–	(1.00)	2.53	2.04	–	–
ICE BofAML 3-Month LIBOR Constant Maturity Index[4]	–	–	–	–	1.79	0.76	0.70	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Strategic Income Fund	7

Growth of $10,000 investment as of September 30, 2018[5]

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk, regulatory risk, and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	Ms. van Biljon became a portfolio manager of the Fund on October 3, 2018.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar–denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

[4]

The ICE BofAML 3-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[5]

The chart compares the performance of Class A shares since inception with the Bloomberg Barclays U.S. Universal Bond Index and the ICE BofAML 3-Month LIBOR Constant Maturity Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.

[6]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Strategic Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A excluding sales charge) outperformed the Bloomberg Barclays U.S. Universal Bond Index and underperformed the ICE BofAML 3-Month LIBOR Constant Maturity Index for the 12-month period that ended September 30, 2018.

∎	The Fund’s holdings in high-yield and investment-grade corporate bonds, asset-backed securities (ABS), and collateralized loan obligations (CLOs) contributed to performance.

∎

The Fund’s shorter duration posture compared with the Bloomberg Barclays U.S. Universal Bond Index also benefited performance, while the longer duration position relative to the ICE BofAML 3-Month LIBOR Constant Maturity Index detracted from performance.

Economic growth accelerated and policy normalization continued.

Over the past four quarters, U.S. gross domestic product (GDP) grew by 2.9% in real terms, which was above the post-financial-crisis average. Business investment was a significant source of strength, rising 4.8% for the 12 months that ended June 30, 2018. Consumer spending was a net contributor to growth, although it failed to keep pace with the business sector. Inventories were a net detractor from GDP growth, while trade and government spending were modestly positive factors.

The labor market generally was healthy over the past 12 months. Nonfarm payrolls expanded by an average of 194,000 jobs per month over the period, while the unemployment rate declined to 3.7% at the end of September 2018 from 4.4% a year earlier. Also encouraging was the increase in the employment/population ratio during the reporting period, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.8% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The CPI6 also rose 2.7% over the past year, which accelerated due in part to higher energy prices.

Ten largest holdings (%) as of September 30, 2018[7]
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1.95
Vanguard Intermediate-Term Corporate Bond ETF	1.91
CIFC Funding Limited Series 2018-1A Class B, 3.56%, 4-18-2031	1.88
Malaysia, 3.88%, 3-10-2022	1.41
Poland, 2.50%, 7-25-2027	1.37
Venture CDO Limited Class 2016-23A Class AR, 3.41%, 7-19-2018	1.34
BlueMountain CLO Limited Series 2015-3A Class A1R, 3.35%, 4-20-2031	1.33
SoFi Consumer Loan Program Trust Series 2018-1 Class C, 3.97%, 2-25-2027	1.31
Harley Marine Financing LLC Barge 2018-1A Class A2, 5.68%, 5-15-2043	1.31
DRB Prime Student Loan Trust Series 2017-C Class C, 3.29%, 11-25-2042	1.30

The U.S. Federal Reserve’s (Fed’s) rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate three times over the past 12 months by a total of 0.75%. The FOMC’s gradual approach to hiking rates is supported by Fed Chairman Jerome Powell, who has taken the position that there’s no sense that inflation will take off or move unexpectedly quickly.

In line with the FOMC’s policy moves, interest rates had an upward bias over the past 12 months, particularly in shorter-maturity instruments. Yields on 2-year Treasuries rose by 130 basis points (bps; 100 bps equal 1.00%) during the period, while 10-year Treasuries were about 75 bps higher. Investment-grade credit spreads tightened rapidly into the start of 2018 after the corporate tax cut was enacted in the U.S. but ended the period slightly wider after trade tensions and heavy supply took their toll on bond prices.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Strategic Income Fund	9

The Fund increased allocations to securitized sectors and European high yield while decreasing exposures to U.S. credit and emerging markets.

During the period, the Fund reduced its positions in U.S. credit and emerging markets while adding securitized and European high-yield holdings. The decreased U.S. credit allocation followed strong returns for investment-grade and high-yield corporate bonds, while the lower emerging market holdings reflected the diminished relative value available in that space due to deteriorating fundamentals and tighter financial conditions. The increased securitized holdings were due to the better relative value we found in higher-quality CLOs and in parts of the ABS market. The Fund also increased its exposure to European high-yield corporates due to improved valuations following the sector’s underperformance and the increasingly attractive yields available on a currency-hedged basis.

The Fund’s duration also was reduced throughout much of the reporting period, which helped results because U.S. Treasury yields increased.

Portfolio allocation as of September 30, 2018[8]

We continue to expect a supportive macroeconomic environment and a gradual rise in short-term interest rates.

We expect macroeconomic trends to remain relatively consistent in the coming quarters, aided by fiscal stimulus and looser regulations. Real GDP growth in the area of 3% is likely to persist for a period of time, barring some external shock. The biggest risks to the outlook include an escalation in trade tensions and a larger-than-expected slowdown in the Chinese economy.

Please see footnotes on page 7.

10	Wells Fargo Strategic Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2018	Ending account value 9-30-2018	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,025.56	$4.57	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Class C
Actual	$1,000.00	$1,021.66	$8.36	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34	1.65%
Administrator Class
Actual	$1,000.00	$1,023.38	$3.80	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Institutional Class
Actual	$1,000.00	$1,027.54	$3.05	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04	0.60%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2018	Wells Fargo Strategic Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 10.39%
AmeriCredit Automobile Receivables Trust Series 2015-4 Class D	3.72%	12-8-2021	$300,000	$301,552
Ascentium Equipment Receivables LLC Series 2016-1A Class B 144A	2.85	7-10-2020	400,000	399,727
Avis Budget Rental Car Funding LLC Series 2017-1A Class C 144A	4.15	9-20-2023	650,000	634,265
Chesapeake Funding II LLC Series 2017-4A Class D 144A	3.26	11-15-2029	400,000	392,302
Coinstar Funding LLC Series 2017-1A Class A2 144A	5.22	4-25-2047	493,750	499,561
Dell Equipment Finance Trust Series 2017-2 Class D 144A	3.27	10-23-2023	400,000	396,442
DRB Prime Student Loan Trust Series 2017-C Class C 144A	3.29	11-25-2042	700,000	680,360
SMB Private Education Loan Trust Series 2015-C Class C 144A	4.50	9-17-2046	290,000	294,349
SoFi Consumer Loan Program Trust Series 2016-3A 144A	3.05	12-26-2025	219,012	218,062
SoFi Consumer Loan Program Trust Series 2018-1 Class C 144A	3.97	2-25-2027	700,000	688,643
SoFi Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	207,151	203,801
SoFi Professional Loan Program LLC Series 2017-E Class B 144A	3.49	11-26-2040	300,000	290,098
Store Master Funding LLC Series 2014-1A ClassA2 144A	5.00	4-20-2044	97,833	98,483
Tesla Auto Lease Trust Series 2018-A Class E 144A	4.94	3-22-2021	350,000	350,582

Total Asset-Backed Securities (Cost $5,518,155)				5,448,227

Corporate Bonds and Notes: 20.33%

Communication Services: 4.00%

Diversified Telecommunication Services: 0.68%
AT&T Incorporated	5.25	3-1-2037	135,000	134,385
Verizon Communications Incorporated	5.50	3-16-2047	205,000	223,461

				357,846

Media: 2.59%
Altice US Finance I Corporation 144A	5.50	5-15-2026	125,000	124,625
CCO Holdings LLC	5.25	9-30-2022	50,000	50,639
CCO Holdings LLC 144A	5.38	5-1-2025	150,000	148,875
Charter Communications Operating LLC	4.91	7-23-2025	200,000	202,991
Cox Communications Incorporated 144A	3.50	8-15-2027	200,000	188,128
Discovery Communications LLC	3.80	3-13-2024	100,000	98,056
Gray Television Incorporated 144A	5.13	10-15-2024	50,000	48,313
Gray Television Incorporated 144A	5.88	7-15-2026	50,000	49,563
National CineMedia LLC	6.00	4-15-2022	75,000	75,938
Nielsen Finance LLC 144A	5.00	4-15-2022	75,000	73,199
Salem Media Group Incorporated 144A	6.75	6-1-2024	50,000	44,500
Time Warner Cable Incorporated	3.80	2-15-2027	265,000	253,338

				1,358,165

Wireless Telecommunication Services: 0.73%
CC Holdings GS V LLC	3.85	4-15-2023	100,000	99,314
Sprint Communications Incorporated 144A	7.00	3-1-2020	150,000	155,625
T-Mobile USA Incorporated	6.38	3-1-2025	120,000	125,016

				379,955

Consumer Discretionary: 1.86%

Auto Components: 0.10%
Allison Transmission Incorporated 144A	5.00	10-1-2024	50,000	49,750

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Automobiles: 0.17%
Ford Motor Company	7.45%	7-16-2031	$80,000	$89,109

Distributors: 0.19%
LKQ Corporation	4.75	5-15-2023	100,000	100,176

Diversified Consumer Services: 0.24%
Carriage Services Incorporated 144A	6.63	6-1-2026	25,000	25,563
Service Corporation International	5.38	5-15-2024	100,000	102,000

				127,563

Hotels, Restaurants & Leisure: 0.28%
Hilton Domestic Operating Company Incorporated 144A	5.13	5-1-2026	75,000	74,531
Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	75,000	74,344

				148,875

Multiline Retail: 0.18%
Nordstrom Incorporated	5.00	1-15-2044	100,000	92,082

Specialty Retail: 0.61%
Asbury Automotive Group Incorporated	6.00	12-15-2024	75,000	75,750
Group 1 Automotive Incorporated	5.00	6-1-2022	50,000	49,750
Lithia Motors Incorporated 144A	5.25	8-1-2025	75,000	71,813
Penske Auto Group Incorporated	5.75	10-1-2022	50,000	50,994
Sonic Automotive Incorporated	5.00	5-15-2023	75,000	70,688

				318,995

Textiles, Apparel & Luxury Goods: 0.09%
Wolverine World Wide Incorporated 144A	5.00	9-1-2026	50,000	49,063

Energy: 2.85%

Energy Equipment & Services: 0.48%
Bristow Group Incorporated 144A	8.75	3-1-2023	25,000	24,438
Era Group Incorporated	7.75	12-15-2022	40,000	39,450
Hilcorp Energy Company 144A	5.75	10-1-2025	75,000	75,281
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	25,000	22,031
NGPL PipeCo LLC 144A	7.77	12-15-2037	75,000	91,875

				253,075

Oil, Gas & Consumable Fuels: 2.37%
Cheniere Energy Partners LP	5.25	10-1-2025	100,000	100,000
Denbury Resources Incorporated 144A	9.00	5-15-2021	75,000	81,094
EnLink Midstream Partners LP	4.40	4-1-2024	50,000	48,535
EnLink Midstream Partners LP	4.85	7-15-2026	25,000	24,229
Exterran Partners LP	6.00	4-1-2021	50,000	50,250
Murphy Oil Corporation	5.75	8-15-2025	5,000	5,080
Phillips 66	4.88	11-15-2044	250,000	258,770
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	75,000	85,500
Rose Rock Midstream LP	5.63	11-15-2023	100,000	97,000
SemGroup Corporation	7.25	3-15-2026	25,000	24,938

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Strategic Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco Logistics Partner LP	5.40%	10-1-2047	$250,000	$246,921
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	175,000	178,281
Ultra Resources Incorporated 144A	6.88	4-15-2022	25,000	11,875
Ultra Resources Incorporated 144A	7.13	4-15-2025	75,000	30,375

				1,242,848

Financials: 4.61%

Banks: 1.22%
Bank of America Corporation (3 Month LIBOR +4.55%) ±	6.30	12-29-2049	265,000	285,538
JPMorgan Chase & Company (3 Month LIBOR +3.30%) ±	6.00	12-31-2049	100,000	103,875
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	250,000	249,063

				638,476

Capital Markets: 0.68%
Blackstone Holdings Finance Company LLC 144A	3.15	10-2-2027	100,000	92,513
Goldman Sachs Group Incorporated	4.25	10-21-2025	265,000	262,460

				354,973

Consumer Finance: 0.48%
FirstCash Incorporated 144A	5.38	6-1-2024	25,000	25,125
Synchrony Financial	3.95	12-1-2027	250,000	226,508

				251,633

Diversified Financial Services: 0.70%
Brookfield Finance LLC	4.00	4-1-2024	200,000	199,163
LPL Holdings Incorporated 144A	5.75	9-15-2025	150,000	146,813
Vantiv LLC 144A	4.38	11-15-2025	25,000	23,750

				369,726

Insurance: 1.53%
American Equity Investment Life Insurance Company	5.00	6-15-2027	100,000	96,899
Brighthouse Financial Incorporated	4.70	6-22-2047	200,000	165,266
Guardian Life Insurance Company 144A	4.85	1-24-2077	200,000	195,702
Lincoln National Corporation	7.00	6-15-2040	105,000	131,597
MetLife Incorporated	6.40	12-15-2066	200,000	212,000

				801,464

Health Care: 1.21%

Biotechnology: 0.18%
Celgene Corporation	3.45	11-15-2027	100,000	93,314

Health Care Equipment & Supplies: 0.14%
Hologic Incorporated 144A	4.38	10-15-2025	75,000	71,438

Health Care Providers & Services: 0.89%
CVS Health Corporation	5.05	3-25-2048	300,000	306,494
Highmark Incorporated 144A	6.13	5-15-2041	100,000	109,549

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
MPH Acquisition Holdings LLC 144A	7.13%	6-1-2024	$25,000	$25,988
Select Medical Corporation	6.38	6-1-2021	25,000	25,372

				467,403

Industrials: 1.24%

Aerospace & Defense: 0.14%
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	75,000	71,438

Airlines: 0.03%
BBA US Holdings Incorporated 144A	5.38	5-1-2026	15,000	15,056

Chemicals: 0.46%
Avantor Incorporated	4.75	10-1-2024	200,000	240,546

Commercial Services & Supplies: 0.38%
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	50,000	50,550
Covanta Holding Corporation	5.88	3-1-2024	75,000	76,571
KAR Auction Services Incorporated 144A	5.13	6-1-2025	75,000	72,750

				199,871

Transportation Infrastructure: 0.23%
Toll Road Investors Partnership II LP 144A(z)	5.83	2-15-2027	200,000	123,591

Information Technology: 1.75%

Electronic Equipment, Instruments & Components: 0.19%
Arrow Electronics Incorporated	3.50	4-1-2022	100,000	98,262

IT Services: 0.38%
Cardtronics Incorporated	5.13	8-1-2022	50,000	49,210
Gartner Incorporated 144A	5.13	4-1-2025	75,000	75,403
Zayo Group LLC	6.38	5-15-2025	75,000	77,927

				202,540

Semiconductors & Semiconductor Equipment: 0.35%
Broadcom Corporation	3.88	1-15-2027	195,000	183,907

Software: 0.46%
Citrix Systems Incorporated	4.50	12-1-2027	250,000	240,764

Technology Hardware, Storage & Peripherals: 0.37%
Diamond 1 Finance Corporation 144A	8.35	7-15-2046	75,000	93,122
NCR Corporation	5.88	12-15-2021	100,000	101,000

				194,122

Materials: 0.69%

Containers & Packaging: 0.69%
Crown Americas LLC 144A	4.75	2-1-2026	75,000	71,813
Owens-Illinois Incorporated 144A	6.38	8-15-2025	50,000	51,375

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Strategic Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging (continued)
Silgan Holdings Incorporated	3.25%	3-15-2025	$200,000	$239,430

				362,618

Real Estate: 0.85%

Equity REITs: 0.09%
The Geo Group Incorporated	5.88	10-15-2024	50,000	47,875

Real Estate Management & Development: 0.76%
Washington Prime Group	3.85	4-1-2020	400,000	395,898

Utilities: 1.27%

Electric Utilities: 0.71%
Oglethorpe Power Corporation	4.25	4-1-2046	400,000	374,480

Independent Power & Renewable Electricity Producers: 0.56%
NSG Holdings LLC 144A	7.75	12-15-2025	87,449	95,866
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	75,000	75,750
TerraForm Global Operating LLC 144A	6.13	3-1-2026	25,000	24,000
TerraForm Power Operating LLC 144A	4.25	1-31-2023	100,000	97,750

				293,366

Total Corporate Bonds and Notes (Cost $10,815,736)				10,660,263

			Shares
Exchange-Traded Funds: 3.86%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF			37,000	1,020,830
Vanguard Intermediate-Term Corporate Bond ETF			12,000	1,002,360

Total Exchange-Traded Funds (Cost $2,019,467)				2,023,190

			Principal
Foreign Corporate Bonds and Notes @: 5.23%

Communication Services: 0.44%

Media: 0.44%
Altice SA 144A (EUR)	7.25	5-15-2022	200,000	231,374

Consumer Discretionary: 1.46%

Auto Components: 0.33%
HP Pelzer Holding GmbH 144A (EUR)	4.13	4-1-2024	150,000	174,358

Automobiles: 0.44%
Peugeot SA Company (EUR)	2.00	3-20-2025	200,000	232,319

Hotels, Restaurants & Leisure: 0.35%
Snaitech SpA 144A (EUR)	6.38	11-7-2021	150,000	180,688

Internet & Direct Marketing Retail: 0.34%
Selecta Group BV 144A (EUR)	5.88	2-1-2024	150,000	175,253

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Energy: 0.24%

Oil, Gas & Consumable Fuels: 0.24%
Total SA (5 Year EUR Swap +3.78%) (EUR) ±	3.88%	12-29-2049	100,000	$125,683

Financials: 2.10%

Banks: 1.65%
Bankia SA (5 Year EUR Swap +5.82%) (EUR) ±	6.00	12-31-2099	200,000	234,829
International Finance Corporation (INR)	5.85	11-25-2022	17,000,000	220,139
International Finance Corporation (INR)	7.80	6-3-2019	29,900,000	411,687

				866,655

Diversified Financial Services: 0.45%
LKQ European Holdings BV Company 144A (EUR)	3.63	4-1-2026	200,000	235,703

Industrials: 0.77%

Commercial Services & Supplies: 0.33%
Paprec Holding SA 144A (EUR)	4.00	3-31-2025	150,000	175,229

Road & Rail: 0.44%
Europcar Groupe SA 144A (EUR)	4.13	11-15-2024	200,000	230,524

Real Estate: 0.22%

Real Estate Management & Development: 0.22%
ATF Netherlands BV (EUR)	1.50	7-15-2024	100,000	114,948

Total Foreign Corporate Bonds and Notes (Cost $2,925,508)				2,742,734

Foreign Government Bonds @: 8.97%
Brazil (BRL)	10.00	1-1-2021	640,000	164,113
Brazil (BRL)	10.00	1-1-2027	865,000	196,774
Colombia (COP)	7.00	9-11-2019	1,400,000,000	483,630
Indonesia (IDR)	7.88	4-15-2019	9,425,000,000	634,700
Italy 144A (EUR)	4.75	9-1-2028	175,000	232,733
Malaysia (MYR)	3.88	3-10-2022	3,030,000	738,044
Mexico (MXN)	6.50	6-9-2022	8,760,000	449,220
Poland (PLN)	2.50	7-25-2027	2,805,000	720,560
Republic of Peru (PEN)	5.70	8-12-2024	1,515,000	478,238
Republic of South Africa (ZAR)	6.75	3-31-2021	6,500,000	448,111
Republic of South Africa (ZAR)	8.75	2-28-2048	2,500,000	157,182

Total Foreign Government Bonds (Cost $5,072,245)				4,703,305

Loans: 5.87%

Communication Services: 1.36%

Diversified Telecommunication Services: 0.65%
Intelsat Jackson Holdings SA (1 Month LIBOR +3.75%) ±	5.98	11-27-2023	$240,332	241,166
Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	4.43	2-22-2024	101,410	101,678

				342,844

Media: 0.71%
A-L Parent LLC (1 Month LIBOR +3.25%) ±‡	5.50	12-1-2023	147,375	148,849
Altice US Finance I Corporation (1 Month LIBOR +2.25%) ±	4.49	7-28-2025	147,383	147,199

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Strategic Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
Syniverse Holdings Incorporated (1 Month LIBOR +5.00%) ±	7.15%	3-9-2023	$74,625	$74,842

				370,890

Consumer Discretionary: 0.94%

Distributors: 0.58%
Spin Holdco Incorporated (3 Month LIBOR +3.25%) ±	5.59	11-14-2022	302,535	303,122

Hotels, Restaurants & Leisure: 0.36%
CCM Merger Incorporated (1 Month LIBOR +2.75%) ±	4.99	8-8-2021	186,961	187,803

Financials: 0.63%

Diversified Financial Services: 0.25%
LPL Holdings Incorporated (1 Month LIBOR +2.25%) ±‡	4.42	9-23-2024	133,291	133,875

Insurance: 0.38%
Alliant Holdings Intermediate LLC (1 Month LIBOR +3.00%) ±	5.15	5-9-2025	196,973	197,572

Health Care: 1.12%

Health Care Equipment & Supplies: 0.47%
Kinetic Concepts Incorporated (3 Month LIBOR +3.25%) ±	5.64	2-2-2024	246,875	248,109

Health Care Providers & Services: 0.07%
CHS Incorporated (3 Month LIBOR +3.25%) ±	5.56	1-27-2021	37,876	37,359

Health Care Technology: 0.47%
Change Healthcare Holdings Incorporated (1 Month LIBOR +2.75%) ±	4.99	3-1-2024	243,750	244,474

Pharmaceuticals: 0.11%
Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +3.00%) ±	5.10	6-2-2025	55,441	55,703

Industrials: 0.17%

Commercial Services & Supplies: 0.17%
KAR Auction Services Incorporated (3 Month LIBOR +2.25%) ±	4.69	3-11-2021	87,232	87,487

Information Technology: 1.23%

Electronic Equipment, Instruments & Components: 0.69%
Dell Incorporated (1 Month LIBOR +2.00%) ±	4.25	9-7-2023	361,731	362,455

IT Services: 0.54%
First Data Corporation (1 Month LIBOR +2.00%) ±	4.21	7-8-2022	280,989	281,405

Materials: 0.28%

Containers & Packaging: 0.28%
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	4.99	2-5-2023	147,007	147,624

Real Estate: 0.14%

Real Estate Management & Development: 0.14%
Capital Automotive LP (1 Month LIBOR +2.50%) ±	4.75	3-24-2024	74,598	74,691

Total Loans (Cost $3,078,585)				3,075,413

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 2.54%

Illinois: 0.62%

GO Revenue: 0.35%
Chicago IL Refunding Bonds Taxable Project Series E	6.05%	1-1-2029	$180,000	$183,555

Tax Revenue: 0.27%
Chicago IL Transit Authority Taxable Pension Funding Series A	6.90	12-1-2040	100,000	127,112
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2012-B (z)	5.16	12-15-2051	85,000	15,591

				142,703

				326,258

Maryland: 0.19%

Education Revenue: 0.19%
Maryland Health & HEFAR Green Street Academy Series B 144A	6.75	7-1-2023	100,000	97,752

New Jersey: 0.95%

Tax Revenue: 0.95%
New Jersey EDA Motor Vehicle Surcharge Refunding Subordinate Bond Series B	3.52	7-1-2020	500,000	499,895

Pennsylvania: 0.35%

Health Revenue: 0.19%
Quakertown PA General Authority USDA Loan Anticipation Notes Series 2017-B	3.80	7-1-2021	100,000	98,360

Miscellaneous Revenue: 0.16%
Philadelphia PA IDA Pension Funding Series B (Ambac Insured) (z)	3.85	4-15-2021	95,000	86,177

				184,537

Texas: 0.43%

Transportation Revenue: 0.43%
North Texas Tollway Authority Build America Bonds Subordinate Lien Bond Series B-2	8.91	2-1-2030	210,000	224,960

Total Municipal Obligations (Cost $1,353,364)				1,333,402

Non-Agency Mortgage-Backed Securities: 18.15%
321 Henderson Receivables LLC Series 2015-2A Class A 144A	3.87	3-15-2058	406,660	405,239
ALM Loan Funding Series 2016-18A Class A2R (3 Month LIBOR +1.65%) 144A±	3.99	1-15-2028	600,000	600,886
BB-UBS Trust Series 2012-TFT Class C 144A±±	3.58	6-5-2030	150,000	145,360
BCC Funding Corporation Series 2016-1 Class B 144A	2.73	4-20-2022	400,000	396,614
BlueMountain CLO Limited Series 2015-3A Class A1R (3 Month LIBOR +1.00%) 144A±	3.35	4-20-2031	700,000	697,015
CIFC Funding Limited Series 2018-1A Class B (3 Month LIBOR +1.40%) 144A±	3.56	4-18-2031	1,000,000	987,524
Consumer Loan Underlying Bond Club Series 2018- P2 Class B 144A(a)	4.10	10-15-2025	500,000	499,927
FREMF Mortgage Trust Series 2017-K724 Class B 144A±±	3.60	11-25-2023	400,000	385,034
GS Mortgage Securities Trust Series 2014-GC24 Class D 144A±±	4.66	9-10-2047	325,000	287,128
Harley Marine Financing LLC Barge Series 2018-1A Class A2 144A	5.68	5-15-2043	693,000	684,331
JPMBB Commercial Mortgage Securities Trust Series 2014-C19 Class D 144A±±	4.82	4-15-2047	493,000	440,982
Longtrain Leasing III LLC Series 2015-1A Class A2 144A	4.06	1-15-2045	500,000	495,374
Marlette Funding Trust Series 2018-3A Class A 144A	3.20	9-15-2028	558,222	558,116

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Strategic Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
MidOcean Credit CLO Limited Series 2016-5A Class B1R (3 Month LIBOR +1.60%) 144A±	0.73%	7-19-2028	$500,000	$500,091
MP CLO VIII Limited Series 2015-2A Class AR (3 Month LIBOR +0.91%) 144A±	3.25	10-28-2027	600,000	598,573
Navistar Financial Dealer Note Series 2018-1 Class D (1 Month LIBOR +1.55%) 144A±	3.72	9-25-2023	600,000	600,017
Spirit Master Funding LLC Series 2017-1A Class A 144A	4.36	12-20-2047	298,210	296,532
Textainer Marine Containers Limited Series 2017-1A Class B 144A	4.85	5-20-2042	148,336	146,570
Textainer Marine Containers Limited Series 2017-2A Class B 144A	4.75	6-20-2042	90,039	88,714
Venture CDO Limited Series 2016-23A Class AR (3 Month LIBOR +1.07%) 144A±	3.41	7-19-2028	700,000	699,990

Total Non-Agency Mortgage-Backed Securities (Cost $9,559,188)				9,514,017

		Expiration date	Shares
Rights: 0.01%

Utilities: 0.01%

Independent Power & Renewable Electricity Producers: 0.01%
Vistra Energy Corporation †		12-31-2046	6,516	4,887

Total Rights (Cost $6,785)				4,887

		Maturity date	Principal
U.S. Treasury Securities: 0.04%
U.S. Treasury Bond	2.88	5-15-2028	$20,000	19,701

Total U.S. Treasury Securities (Cost $19,832)				19,701

Yankee Corporate Bonds and Notes: 7.18%

Energy: 0.85%

Energy Equipment & Services: 0.11%
Ensco plc	5.75	10-1-2044	75,000	56,063

Oil, Gas & Consumable Fuels: 0.74%
Comision Federal de Electricidad 144A	4.75	2-23-2027	250,000	246,565
Teekay Corporation	8.50	1-15-2020	50,000	50,884
Woodside Finance Limited 144A	3.70	3-15-2028	100,000	93,762

				391,211

Financials: 4.91%

Banks: 2.97%
ABN AMRO Bank NV 144A	4.75	7-28-2025	200,000	200,498
Banco Internacional del Peru SAA Interbank 144A	3.38	1-18-2023	300,000	287,310
Banistmo SA 144A	3.65	9-19-2022	100,000	95,375
BPCE SA 144A	5.15	7-21-2024	305,000	310,127
Credit Agricole SA (5 Year USD Swap +6.19%) 144A±	8.13	12-29-2049	265,000	291,493
Intesa Sanpaolo SpA 144A	5.71	1-15-2026	135,000	123,103
UBS Group Funding Limited 144A	4.13	9-24-2025	250,000	248,321

				1,556,227

Capital Markets: 0.49%
Credit Suisse Group AG 144A	3.57	1-9-2023	260,000	254,748

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services: 0.58%
Intelsat Jackson Holdings SA	5.50%	8-1-2023	$100,000	$92,200
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	200,000	210,852

				303,052

Insurance: 0.44%
Validus Holdings Limited	8.88	1-26-2040	160,000	229,797

Thrifts & Mortgage Finance: 0.43%
Nationwide Building Society (USD ICE Swap Rate 11:00am NY 5 +1.85%) 144A±	4.13	10-18-2032	250,000	228,191

Health Care: 0.76%

Pharmaceuticals: 0.76%
Bausch Health Companies Incorporated 144A	5.50	3-1-2023	25,000	24,050
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	50,000	49,913
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	25,000	23,776
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	25,000	26,413
Teva Pharmaceutical Finance BV	4.10	10-1-2046	380,000	276,591

				400,743

Industrials: 0.52%

Commercial Services & Supplies: 0.19%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	100,000	99,950

Transportation Infrastructure: 0.33%
Asciano Finance Limited 144A	4.63	9-23-2020	170,000	171,908

Materials: 0.14%

Containers & Packaging: 0.14%
OI European Group BV 144A	4.00	3-15-2023	75,000	71,250

Total Yankee Corporate Bonds and Notes (Cost $3,798,375)				3,763,140

Yankee Government Bonds: 2.57%
Bermuda 144A	3.72	1-25-2027	250,000	237,785
Federal Democratic Republic of Ethiopia	6.63	12-11-2024	200,000	202,636
Province of Cordoba 144A	7.13	8-1-2027	400,000	318,000
Province of Santa Fe	7.00	3-23-2023	200,000	177,000
Republic of Sri Lanka	5.75	1-18-2022	200,000	196,390
The Dominican Republic	6.88	1-29-2026	200,000	213,488

Total Yankee Government Bonds (Cost $1,453,108)				1,345,299

	Yield		Shares
Short-Term Investments: 10.32%

Investment Companies: 9.92%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.99		5,204,420	5,204,420

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Strategic Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities: 0.40%
U.S. Treasury Bill (z)#	2.08%	12-13-2018	$210,000	$209,096

Total Short-Term Investments (Cost $5,413,526)				5,413,516

Total investments in securities (Cost $51,033,874)	95.46%	50,047,094
Other assets and liabilities, net	4.54	2,381,246

Total net assets	100.00%	$52,428,340

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

@	Foreign bond principal is denominated in the local currency of the issuer.

‡	Security is valued using significant unobservable inputs.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

Ambac	Ambac Financial Group Incorporated
BRL	Brazilian real
CAB	Capital appreciation bond
CLO	Collateralized loan obligation
COP	Colombian peso
EDA	Economic Development Authority
EUR	Euro
GO	General obligation
HEFAR	Higher education facilities authority revenue
HUF	Hungarian forint
IDA	Industrial Development Authority
IDR	Indonesian rupiah
JPY	Japanese yen
LIBOR	London Interbank Offered Rate
MXN	Mexican peso
MYR	Malaysian ringgit
PEN	Peruvian sol
PLN	Polish zloty
REIT	Real estate investment trust
ZAR	South African rand

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2018

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Euro BTP Future	4	12-6-2018	$562,744	$575,138	$12,394	$0
Short
Euro-Bund Futures	(3)	12-6-2018	(559,146)	(553,090)	6,056	0
Euro-Bund Futures	(2)	12-6-2018	(305,516)	(303,499)	2,017	0
10-Year Ultra Futures	(36)	12-19-2018	(4,600,345)	(4,536,000)	64,345	0
U.S. Ultra Bond	(7)	12-19-2018	(1,112,878)	(1,079,969)	32,909	0
10-Year U.S. Treasury Notes	(5)	12-19-2018	(600,031)	(593,906)	6,125	0
5-Year U.S. Treasury Notes	(52)	12-31-2018	(5,890,188)	(5,848,781)	41,407	0
2-Year U.S. Treasury Notes	(24)	12-31-2018	(5,070,126)	(5,057,625)	12,501	0

					$177,754	$0

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
39,104,250 JPY	300,000 EUR	State Street Bank	10-25-2018	$0	$(5,924)
33,502,030 JPY	230,000 GBP	State Street Bank	10-25-2018	0	(5,075)
300,000 EUR	349,882 USD	State Street Bank	10-25-2018	0	(941)
39,104,250 JPY	300,000 EUR	State Street Bank	10-25-2018	1,723	0
33,502,030 JPY	230,000 GBP	State Street Bank	10-25-2018	339	0
755,772 USD	3,110,000 MYR	State Street Bank	10-30-2018	4,746	0
658,438 USD	9,735,000,000 IDR	State Street Bank	10-30-2018	7,294	0
428,531 USD	8,425,000 MXN	State Street Bank	11-7-2018	0	(19,147)
489,724 USD	1,525,000,000 COP	State Street Bank	11-7-2018	0	(25,023)
654,974 USD	180,000,000 HUF	State Street Bank	11-19-2018	6,356	0
710,378 USD	2,675,000 PLN	State Street Bank	11-23-2018	0	(15,982)
347,905 USD	1,450,000 BRL	State Street Bank	12-10-2018	0	(9,159)
565,284 USD	8,700,000 ZAR	State Street Bank	12-12-2018	0	(44,196)
686,934 USD	525,000 GBP	State Street Bank	12-13-2018	343	0
2,513,789 USD	2,130,000 EUR	Citibank	12-28-2018	22,189	0
473,434 USD	400,000 EUR	Citibank	12-28-2018	5,527	0

				$48,517	$(125,447)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Strategic Income Fund	23

Centrally Cleared Credit Default Swaps

Sell protection

Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount	Value	Premiums paid	Unrealized gains	Unrealized losses
Markit CDX Emerging Markets Index	1.00%	Quarterly	12-20-2023	950,000 USD	$(39,917)	$(42,549)	$2,632	$0
Markit iTraxx Europe Index	1.00%	Quarterly	12-20-2023	1,055,000 EUR	19,887	20,150	0	(263)
Markit iTraxx Europe Crossover Index	5.00%	Quarterly	12-20-2023	250,000 EUR	30,873	32,578	0	(1,705)

						$10,179	$2,632	$(1,968)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC *	0	5,947,722	5,947,722	0	$0	$0	$2,943	$0
Wells Fargo Government Money Market Fund Select Class	4,686,555	43,117,984	42,600,119	5,204,420	0	0	70,930	5,204,420

					$0	$0	$73,873	$5,204,420	9.92%

*	No longer held end of the period

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Strategic Income Fund	Statement of assets and liabilities—September 30, 2018

Assets
Investments in unaffiliated securities, at value (cost $45,829,454)	$44,842,674
Investments in affiliated securities, at value (cost $5,204,420)	5,204,420
Cash segregated for centrally cleared swaps	233,047
Cash segregated for futures contracts	41,249
Receivable for investments sold	9,391
Receivable for Fund shares sold	1,885,665
Receivable for interest	425,364
Unrealized gains on forward foreign currency contracts	48,517
Prepaid expenses and other assets	95,998

Total assets	52,786,325

Liabilities
Unrealized losses on forward foreign currency contracts	125,447
Custodian and accounting fees payable	93,262
Payable for Fund shares redeemed	61,939
Shareholder report expenses payable	27,858
Payable for daily variation margin on open futures contracts	17,166
Management fee payable	9,452
Due to custodian bank, foreign currency, at value (cost $5,756)	5,872
Administration fees payable	3,525
Payable for daily variation margin on centrally cleared swaps	3,030
Distribution fee payable	321
Accrued expenses and other liabilities	10,113

Total liabilities	357,985

Total net assets	$52,428,340

NET ASSETS CONSIST OF
Paid-in capital	$53,928,176
Total distributable loss	(1,499,836)

Total net assets	$52,428,340

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,265,573
Shares outstanding – Class A1	134,228
Net asset value per share – Class A	$9.43
Maximum offering price per share – Class A2	$9.82
Net assets – Class C	$516,727
Shares outstanding – Class C1	54,896
Net asset value per share – Class C	$9.41
Net assets – Administrator Class	$5,471,262
Shares outstanding – Administrator Class[1]	578,508
Net asset value per share – Administrator Class	$9.46
Net assets – Institutional Class	$45,174,778
Shares outstanding – Institutional Class[1]	4,794,227
Net asset value per share – Institutional Class	$9.42

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2018	Wells Fargo Strategic Income Fund	25

Investment income
Interest (net of foreign interest withholding taxes of $11,934)	$1,970,344
Income from affiliated securities	73,873
Dividends	22,314

Total investment income	2,066,531

Expenses
Management fee	261,444
Administration fees
Class A	2,081
Class C	830
Administrator Class	3,188
Institutional Class	35,833
Shareholder servicing fees
Class A	3,251
Class C	1,298
Administrator Class	7,969
Distribution fee
Class C	3,894
Custody and accounting fees	76,158
Professional fees	53,116
Registration fees	58,444
Shareholder report expenses	39,665
Trustees’ fees and expenses	20,772
Other fees and expenses	9,976

Total expenses	577,919
Less: Fee waivers and/or expense reimbursements	(264,993)

Net expenses	312,926

Net investment income	1,753,605

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(37,529)
Futures contracts	632,956
Forward foreign currency contracts	200,159
Credit default swap contracts	71,887

Net realized gains on investments	867,473

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,638,051)
Futures contracts	43,612
Forward foreign currency contracts	(102,816)
Credit default swap contracts	(16,373)

Net change in unrealized gains (losses) on investments	(1,713,628)

Net realized and unrealized gains (losses) on investments	(846,155)

Net increase in net assets resulting from operations	$907,450

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Strategic Income Fund	Statement of changes in net assets

	Year ended September 30, 2018		Year ended September 30, 2017[1]

Operations
Net investment income		$1,753,605		$1,278,294
Net realized gains (losses) on investments		867,473		(265,813)
Net change in unrealized gains (losses) on investments		(1,713,628)		1,149,415

Net increase in net assets resulting from operations		907,450		2,161,896

Distributions to shareholders
Class A		(40,704)		(28,157)
Class C		(12,934)		(9,306)
Administrator Class		(108,162)		(12,437)
Institutional Class		(1,581,265)		(841,651)

Total distributions to shareholders		(1,743,065)		(891,551)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	215,486	2,047,731	321,165	2,992,396
Class C	37,056	354,156	13,178	122,066
Administrator Class	533,993	5,101,091	57,991	545,062
Institutional Class	2,003,885	19,068,416	2,906,247	27,435,661

		26,571,394		31,095,185

Reinvestment of distributions
Class A	4,259	40,371	2,995	27,934
Class C	1,362	12,886	1,010	9,306
Administrator Class	11,373	107,817	1,323	12,409
Institutional Class	166,687	1,581,265	89,616	841,651

		1,742,339		891,300

Payment for shares redeemed
Class A	(179,015)	(1,698,518)	(343,855)	(3,221,808)
Class C	(25,570)	(242,124)	(55,235)	(514,171)
Administrator Class	(25,370)	(241,452)	(65,078)	(611,345)
Institutional Class	(2,163,121)	(20,590,368)	(717,532)	(6,786,658)

		(22,772,462)		(11,133,982)

Net increase in net assets resulting from capital share transactions		5,541,271		20,852,503

Total increase in net assets		4,705,656		22,122,848

Net assets
Beginning of period		47,722,684		25,599,836

End of period		$52,428,340		$47,722,684

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and to disaggregate distributions to shareholders between distributions from net investment income and distributions from realized gains. Undistributed net investment income at September 30, 2017 was $144,601. The disaggregated distributions information for the year ended September 30, 2017 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Income Fund	27

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS A	2018	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.59	$9.25	$9.13	$9.72	$9.66	$10.00
Net investment income	0.31 [3]	0.33 [3]	0.31	0.34	0.37	0.27
Net realized and unrealized gains (losses) on investments	(0.16)	0.22	(0.01)	(0.69)	(0.05)	(0.36)

Total from investment operations	0.15	0.55	0.30	(0.35)	0.32	(0.09)
Distributions to shareholders from
Net investment income	(0.31)	(0.21)	(0.13)	(0.22)	(0.26)	(0.25)
Tax basis return of capital	0.00	0.00	(0.05)	(0.02)	0.00	0.00

Total distributions to shareholders	(0.31)	(0.21)	(0.18)	(0.24)	(0.26)	(0.25)
Net asset value, end of period	$9.43	$9.59	$9.25	$9.13	$9.72	$9.66
Total return[4]	1.59%	6.05%	3.34%	(3.64)%	3.36%	(0.89)%
Ratios to average net assets (annualized)
Gross expenses	1.45%	1.78%	1.80%	1.63%	1.51%	1.85%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.26%	3.47%	3.85%	3.77%	4.02%	3.76%
Supplemental data
Portfolio turnover rate	50%	65%	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$1,266	$896	$1,047	$928	$714	$518

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS C	2018	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.57	$9.22	$9.10	$9.71	$9.65	$10.00
Net investment income	0.23	0.29	0.25	0.28	0.31	0.21
Net realized and unrealized gains (losses) on investments	(0.15)	0.18	(0.02)	(0.68)	(0.06)	(0.37)

Total from investment operations	0.08	0.47	0.23	(0.40)	0.25	(0.16)
Distributions to shareholders from
Net investment income	(0.24)	(0.12)	(0.08)	(0.19)	(0.19)	(0.19)
Tax basis return of capital	0.00	0.00	(0.03)	(0.02)	0.00	0.00

Total distributions to shareholders	(0.24)	(0.12)	(0.11)	(0.21)	(0.19)	(0.19)
Net asset value, end of period	$9.41	$9.57	$9.22	$9.10	$9.71	$9.65
Total return[3]	0.88%	5.20%	2.67%	(4.35)%	2.61%	(1.51)%
Ratios to average net assets (annualized)
Gross expenses	2.20%	2.59%	2.54%	2.37%	2.25%	2.60%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	2.52%	2.80%	3.10%	3.02%	3.25%	3.01%
Supplemental data
Portfolio turnover rate	50%	65%	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$517	$403	$766	$711	$835	$518

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Income Fund	29

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
ADMINISTRATOR CLASS	2018	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.61	$9.29	$9.16	$9.74	$9.66	$10.00
Net investment income	0.33 [3]	0.34 [3]	0.33 [3]	0.37	0.39	0.28
Net realized and unrealized gains (losses) on investments	(0.16)	0.20	(0.01)	(0.70)	(0.05)	(0.37)

Total from investment operations	0.17	0.54	0.32	(0.33)	0.34	(0.09)
Distributions to shareholders from
Net investment income	(0.32)	(0.22)	(0.14)	(0.22)	(0.26)	(0.25)
Tax basis return of capital	0.00	0.00	(0.05)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.32)	(0.22)	(0.19)	(0.25)	(0.26)	(0.25)
Net asset value, end of period	$9.46	$9.61	$9.29	$9.16	$9.74	$9.66
Total return[4]	1.81%	5.91%	3.52%	(3.51)%	3.63%	(0.85)%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.72%	1.74%	1.56%	1.46%	1.79%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.48%	3.64%	4.00%	3.92%	4.18%	3.90%
Supplemental data
Portfolio turnover rate	50%	65%	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$5,471	$562	$597	$496	$554	$496

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
INSTITUTIONAL CLASS	2018	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.58	$9.24	$9.14	$9.71	$9.66	$10.00
Net investment income	0.34	0.35 [3]	0.34	0.40	0.41 [3]	0.29
Net realized and unrealized gains (losses) on investments	(0.16)	0.24	(0.02)	(0.71)	(0.07)	(0.36)

Total from investment operations	0.18	0.59	0.32	(0.31)	0.34	(0.07)
Distributions to shareholders from
Net investment income	(0.34)	(0.25)	(0.16)	(0.23)	(0.29)	(0.27)
Tax basis return of capital	0.00	0.00	(0.06)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.34)	(0.25)	(0.22)	(0.26)	(0.29)	(0.27)
Net asset value, end of period	$9.42	$9.58	$9.24	$9.14	$9.71	$9.66
Total return[4]	1.93%	6.43%	3.55%	(3.28)%	3.60%	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.40%	1.46%	1.19%	1.14%	1.52%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.54%	3.71%	4.16%	4.04%	4.25%	4.05%
Supplemental data
Portfolio turnover rate	50%	65%	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$45,175	$45,862	$23,190	$17,564	$38,664	$23,338

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Strategic Income Fund	31

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

32	Wells Fargo Strategic Income Fund	Notes to financial statements

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Fund is subject to interest rate risk and foreign currency risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures

Notes to financial statements	Wells Fargo Strategic Income Fund	33

contracts in order to gain exposure to, or protect against, changes in interest rates and foreign exchange rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund and a counterparty in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

34	Wells Fargo Strategic Income Fund	Notes to financial statements

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2018, the aggregate cost of all investments for federal income tax purposes was $51,125,530 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$429,085
Gross unrealized losses	(1,406,033)
Net unrealized losses	$(976,948)

As of September 30, 2018, the Fund had capital loss carryforwards which consist of $469,892 in short-term capital losses and $414,571 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements	Wells Fargo Strategic Income Fund	35
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Asset-backed securities	$0	$5,448,227	$0	$5,448,227

Corporate bonds and notes	0	10,660,263	0	10,660,263

Exchange-traded funds	2,023,190	0	0	2,023,190

Foreign corporate bonds and notes	0	2,742,734	0	2,742,734

Foreign government bonds	0	4,703,305	0	4,703,305

Loans	0	2,792,689	282,724	3,075,413

Municipal obligations	0	1,333,402	0	1,333,402

Non-agency mortgage-backed securities	0	9,514,017	0	9,514,017

Rights
Utilities	0	4,887	0	4,887

U.S. Treasury securities	19,701	0	0	19,701

Yankee corporate bonds and notes	0	3,763,140	0	3,763,140

Yankee government bonds and notes	0	1,345,299	0	1,345,299

Short-term investments
Investment companies	5,204,420	0	0	5,204,420
U.S. Treasury securities	209,096	0	0	209,096
	7,456,407	42,307,963	282,724	50,047,094
Credit default swap contracts	0	2,632	0	2,632
Forward foreign currency contracts	0	48,517	0	48,517
Futures contracts	177,754	0	0	177,754
Total assets	$7,634,161	$42,359,112	$282,724	$50,275,997
Liabilities
Credit default swap contracts	$0	$1,968	$0	$1,968
Forward foreign currency contracts	0	125,447	0	125,447
Total liabilities	$0	$127,415	$0	$127,415

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swaps, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At September 30, 2018, the Fund did not have any transfers into/out of Level 3.

36	Wells Fargo Strategic Income Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.525% and declining to 0.405% as the average daily net assets of the Fund increase. For the year ended September 30, 2018, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.15% as the average daily net assets of the Fund increase. Wells Fargo Asset Management (International), LLC (formerly, First International Advisors, LLC) an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A shares, 1.65% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2018, Funds Distributor received $92 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

Notes to financial statements	Wells Fargo Strategic Income Fund	37

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $876,913 in interfund sales during the year ended September 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$212,395	$28,417,912	$3,364,495	$18,517,015

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2018, the Fund entered into futures contracts and forward foreign currency contracts for economic hedging purposes and credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return.

The volume of the Fund’s derivative activity during the year ended September 30, 2018 was as follows:

Futures contracts
Average notional balance on long futures	$172,196
Average notional balance on short futures	20,039,585
Forward foreign currency contracts
Average contract amounts to buy	1,501,105
Average contract amounts to sell	5,554,779
Credit default swap contracts
Average notional balance	4,902,436

The Fund’s credit default swap may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

The fair value of derivative instruments as of September 30, 2018 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$157,287	*	Unrealized losses on futures contracts	$0	*
Foreign currency risk	Unrealized gains on futures contracts	20,467	*	Unrealized losses on futures contracts	0	*
	Unrealized gains on forward foreign currency contracts	48,517		Unrealized losses on forward foreign currency contracts	125,447
Credit risk	Net unrealized gains on swap contracts	2,632	*	Net unrealized losses on swap contracts	1,968	*
		$228,903			$127,415

*

Amount represents cumulative unrealized gains (losses) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin as of September 30, 2018 is reported separately on the Statement of Assets and Liabilities.

38	Wells Fargo Strategic Income Fund	Notes to financial statements

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2018 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$661,658	$0	$0	$661,658
Foreign currency risk	(28,702)	200,159	0	171,457
Credit risk	0	0	71,887	71,887
	$632,956	$200,159	$71,887	$905,002

	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$24,465	$0	$0	$24,465
Foreign currency risk	19,147	(102,816)	0	(83,669)
Credit risk	0	0	(16,373)	(16,373)
	$43,612	$(102,816)	$(16,373)	$(75,577)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
State Street	$20,801	$(20,801)	$0	$0
Citibank	27,716	0	0	27,716

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
State Street	$125,447	$(20,801)	$0	$104,646

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Notes to financial statements	Wells Fargo Strategic Income Fund	39

For the year ended September 30, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,743,065 and $891,551 of ordinary income for the years ended September 30, 2018 and September 30, 2017, respectively.

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$361,575	$(976,948)	$(884,463)

Beginning October 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended September 30, 2017 were as follows:

Net investment income
Class A	$28,157
Class C	9,306
Administrator Class	12,437
Institutional Class	841,651

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

11. SUBSEQUENT DISTRIBUTIONS

On October 25, 2018, the Fund declared distributions from net investment income to shareholders of record on October 24, 2018. The per share amounts payable on October 26, 2018 were as follows:

Net investment income
Class A	$0.04550
Class C	0.03868
Administrator Class	0.04258
Institutional Class	0.04793

40	Wells Fargo Strategic Income Fund	Notes to financial statements

On November 26, 2018, the Fund declared distributions from net investment income to shareholders of record on November 23, 2018. The per share amounts payable on November 27, 2018 were as follows:

Net investment income
Class A	$0.02464
Class C	0.01980
Administrator Class	0.02373
Institutional Class	0.02802

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Strategic Income Fund	41

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Strategic Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for the two-year period ended September 30, 2018, for the period ended September 30, 2016, and for each of the years or periods in the three-year period ended October 31, 2015. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 26, 2018

42	Wells Fargo Strategic Income Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended September 30, 2018, $809,729 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Strategic Income Fund	43

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

44	Wells Fargo Strategic Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Strategic Income Fund	45

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

46	Wells Fargo Strategic Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Strategic Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Strategic Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreements with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Wells Fargo Asset Management (International), LLC (“WFAM International”), an affiliate of Funds Management. The sub-advisory agreements with WellsCap and WFAM International (the “Sub-Advisers”) are collectively referred to as the Sub-Advisory Agreements, and the Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Advisers are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Advisers, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Strategic Income Fund	47

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-year period under review, but lower than the average investment performance of the Universe for the three-year period under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays U.S. Universal Bond Index, for the one-year period under review, but lower than its benchmark index for the three-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the period identified above. The Board took note of the explanations for the relative underperformance during this period, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

48	Wells Fargo Strategic Income Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Strategic Income Fund	49

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

50	Wells Fargo Strategic Income Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Strategic Income Fund	51
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

317288 11-18 A263/AR263 09-18

Annual Report

September 30, 2018

Wells Fargo C&B Mid Cap Value Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo C&B Mid Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Economic growth and stock markets globally diverged beginning early in 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo C&B Mid Cap Value Fund for the 12-month period that ended September 30, 2018. A strong fourth-quarter performance for equity and fixed-income markets closed 2017. Economic growth and stock markets globally diverged beginning early in 2018. For fixed-income investors, taxable bond returns were restrained in a rising-rate environment while high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 17.91% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.76%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.22% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.45%. The Bloomberg Barclays Municipal Bond Index6 added 0.35%, and the ICE BofAML U.S. High Yield Index7 was up 2.94%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases generally benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo C&B Mid Cap Value Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the third quarter of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71%, while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the range for the federal funds rate from 1.75% to 2.00%, then again in September from 2.00% to 2.25%. Observers expected at least one more rate increase before the end of 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.05% and 3.19%, respectively, on September 30, 2018, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo C&B Mid Cap Value Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo C&B Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Cooke and Bieler, L.P.

Portfolio managers

Andrew B. Armstrong, CFA®

Steve Lyons, CFA®

Michael M. Meyer, CFA®

Edward W. O’Connor, CFA®

R. James O’Neil, CFA®

Mehul Trivedi, CFA®

William Weber, CFA®

Average annual total returns (%) as of September 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (CBMAX)	7-26-2004	1.81	8.68	10.47	8.02	9.97	11.13	1.31	1.26
Class C (CBMCX)	7-26-2004	6.22	9.15	10.30	7.22	9.15	10.30	2.06	2.01
Class R6 (CMBYX)	7-31-2018	–	–	–	8.44	10.34	11.48	0.88	0.81
Administrator Class (CBMIX)	7-26-2004	–	–	–	8.13	10.06	11.20	1.23	1.16
Institutional Class (CBMSX)	7-26-2004	–	–	–	8.41	10.33	11.48	0.98	0.91
Russell Midcap® Value Index[4]	–	–	–	–	8.81	10.72	11.29	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo C&B Mid Cap Value Fund	7

Growth of $10,000 investment as of September 30, 2018[5]

[1]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2019 (January 31, 2020 for Class R6), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.25% for Class A, 2.00% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo C&B Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2018.

∎

Whirlpool Corporation; Hanesbrands Incorporated; and Crown Holdings, Incorporated, were the largest detractors from performance. The Fund’s underweight to the energy sector was also a significant drag on returns.

∎

Top contributors to the Fund’s performance were Helen of Troy Limited; TCF Financial Corporation; and FirstCash, Incorporated. Portfolio positioning also contributed, particularly the underweight to real estate and the overweight to information technology (IT).

U.S. markets performed well over the past year, propelled by robust corporate earnings, consumer confidence, and economic growth. All sectors in the index posted gains, but the energy and IT sectors were particularly strong. The Fund underperformed the index, hurt by rising energy prices and poor performance by some individual stocks.

Ten largest holdings (%) as of September 30, 2018[6]
Helen of Troy Limited	4.04
Crown Holdings Incorporated	3.40
Gildan Activewear Incorporated	3.38
Colfax Corporation	3.38
Syneos Health Incorporated	3.20
AerCap Holdings NV	3.19
Arrow Electronics Incorporated	3.01
FNF Group	2.94
Schweitzer-Mauduit International Incorporated	2.88
TCF Financial Corporation	2.56

Both the market and the Fund are cheaper on many measures than earlier in this period due to robust corporate earnings growth fueled by a strong economy and lower taxes. This dynamic has improved relative attractiveness of the portfolio, and we continue to find compelling opportunities. We initiated positions in IT services provider Amdocs Limited; two industrial companies—Colfax Corporation and Johnson Controls International plc; specialty retailer Williams-Sonoma, Incorporated; insurer Arch Capital Group Limited; and hotel owner and operator Extended Stay America, Incorporated.

To make room for these holdings, we eliminated IT services provider Black Knight, Incorporated; specialty retailer Sally Beauty Holdings, Incorporated; two consumer discretionary companies—Brinker International, Incorporated, and Tenneco Incorporated; engineering and consulting company Tetra Tech, Incorporated; and auto dealer Penske Automotive Group, Incorporated.

Sector distribution as of September 30, 2018[7]

Helen of Troy and four financial firms were the largest contributors to the Fund’s return.

Four of the top five contributors to return were from the financials sector, interestingly representing three different industries: bank holding company TCF Financial; consumer finance companies FirstCash and PRA Group, Incorporated; and insurer The Progressive Corporation. The leading contributor, however, was household and personal products company Helen of Troy, which rebounded after it had been penalized in the first half of 2018 following the publication of a poorly researched short thesis. From a portfolio positioning standpoint, the Fund was aided by its underweight to real estate and its overweight to IT, both driven by our bottom estimates of quality and intrinsic value.

Whirlpool was the Fund’s largest detractor, but we believe its problems are temporary.

Whirlpool, which continues to struggle integrating its recently acquired European operations, was the largest detractor from performance. However, we believe management ultimately will fix these issues and the business is undervalued. Apparel

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo C&B Mid Cap Value Fund	9

manufacturer Hanesbrands, hurt by the loss of a contract with Target Corporation, also detracted from performance, as did container and packaging producer Crown Holdings, which made an unpopular, but we believe rational, acquisition. Other detractors included pharmaceuticals and medical supplier Cardinal Health, Incorporated, which reported modestly disappointing results due to lingering profit-sapping operational issues at Cordis, and building materials manufacturer Quanex Building Products Corporation, hurt by rising materials costs. From a positioning standpoint, the Fund’s lack of exposure to energy hurt performance, particularly in the first nine months of the period.

A growing economy and corporate profits should provide support for stock prices, but risks are rising.

As we enter the final quarter of 2018, we continue to see pockets of value in a market that, as a whole, has grown more exuberant. Consumer staples, utilities, and energy in particular seem more than fairly valued, and the Fund remains underweight these areas. We find more compelling value in the industrials and consumer discretionary sectors and, increasingly, in the IT sector. The economy appears to be growing robustly and corporate profits are benefiting from lower taxes, both of which should provide support for stock prices. However, after an extended period of extraordinary monetary stimulus, the U.S. Federal Reserve has been steadily moving toward a more neutral stance—raising rates seven times since December 2016. Rising interest rates will put pressure on companies and business models that have grown dependent on cheap financing and should slow the economy over time. The risks of a more significant crisis, while not high, are rising as well. Against this backdrop, the Fund continues to be positioned in conservatively financed, high-quality businesses that we believe are well positioned to benefit from continued expansion and, equally importantly, to weather any downturn.

Please see footnotes on page 7.

10	Wells Fargo C&B Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2018	Ending account value 9-30-2018	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,057.81	$6.45	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Class C
Actual	$1,000.00	$1,054.02	$10.30	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Class R6
Actual	$1,000.00	$1,060.11	$4.06	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.98	0.79%
Administrator Class
Actual	$1,000.00	$1,058.52	$5.93	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Institutional Class
Actual	$1,000.00	$1,059.83	$4.65	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2018	Wells Fargo C&B Mid Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 94.02%

Communication Services: 2.20%

Media: 2.20%
Omnicom Group Incorporated	110,100	$7,489,002

Consumer Discretionary: 12.45%

Hotels, Restaurants & Leisure: 0.79%
Extended Stay America Incorporated	132,500	2,680,475

Household Durables: 5.81%
Helen of Troy Limited †	105,200	13,770,679
Whirlpool Corporation	51,000	6,056,250

		19,826,929

Specialty Retail: 0.90%
Williams-Sonoma Incorporated «	46,600	3,062,552

Textiles, Apparel & Luxury Goods: 4.95%
Gildan Activewear Incorporated	379,000	11,532,970
HanesBrands Incorporated «	290,900	5,361,287

		16,894,257

Consumer Staples: 0.77%

Food & Staples Retailing: 0.77%
United Natural Foods Incorporated †	88,000	2,635,600

Energy: 1.24%

Oil, Gas & Consumable Fuels: 1.24%
World Fuel Services Corporation	152,700	4,226,736

Financials: 22.05%

Banks: 4.23%
Commerce Bancshares Incorporated	86,302	5,697,658
TCF Financial Corporation	367,000	8,738,270

		14,435,928

Capital Markets: 2.33%
State Street Corporation	95,000	7,959,100

Consumer Finance: 6.10%
FirstCash Financial Services Incorporated	103,500	8,487,000
PRA Group Incorporated †«	202,000	7,272,000
Synchrony Financial	161,800	5,028,744

		20,787,744

Insurance: 9.39%
Arch Capital Group Limited †	168,200	5,014,042
FNF Group	254,800	10,026,380

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo C&B Mid Cap Value Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Insurance (continued)
Markel Corporation †	2,520	$2,994,995
RenaissanceRe Holdings Limited	56,900	7,600,702
The Progressive Corporation	69,600	4,944,384
Torchmark Corporation	16,700	1,447,723

		32,028,226

Health Care: 9.89%

Health Care Providers & Services: 4.84%
Cardinal Health Incorporated	111,200	6,004,800
Laboratory Corporation of America Holdings †	30,700	5,331,976
MEDNAX Incorporated †	111,000	5,179,260

		16,516,036

Life Sciences Tools & Services: 3.20%
Syneos Health Incorporated †	212,000	10,928,600

Pharmaceuticals: 1.85%
Perrigo Company plc	88,900	6,294,120

Industrials: 21.60%

Building Products: 3.80%
Johnson Controls International plc	189,300	6,625,500
Quanex Building Products Corporation	348,800	6,348,160

		12,973,660

Commercial Services & Supplies: 2.23%
Steelcase Incorporated Class A	410,800	7,599,800

Electrical Equipment: 3.43%
AMETEK Incorporated	57,800	4,573,136
Eaton Corporation plc	82,200	7,129,206

		11,702,342

Machinery: 8.94%
Colfax Corporation †	319,800	11,531,988
Donaldson Company Incorporated	83,500	4,864,710
Snap-On Incorporated	37,000	6,793,200
Woodward Governor Company	90,200	7,293,572

		30,483,470

Trading Companies & Distributors: 3.20%
AerCap Holdings NV †	189,400	10,894,288

Information Technology: 10.92%

Electronic Equipment, Instruments & Components: 4.30%
Arrow Electronics Incorporated †	139,200	10,261,824
TE Connectivity Limited	50,000	4,396,500

		14,658,324

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo C&B Mid Cap Value Fund	13

Security name		Shares	Value

IT Services: 5.71%
Alliance Data Systems Corporation		22,100	$5,219,136
Amdocs Limited		113,100	7,462,338
Genpact Limited		222,000	6,795,420

			19,476,894

Semiconductors & Semiconductor Equipment: 0.91%
Analog Devices Incorporated		33,600	3,106,656

Materials: 11.54%

Chemicals: 1.20%
Axalta Coating Systems Limited †		139,900	4,079,484

Containers & Packaging: 5.18%
Ball Corporation		138,500	6,092,615
Crown Holdings Incorporated †		241,400	11,587,200

			17,679,815

Metals & Mining: 2.28%
Reliance Steel & Aluminum Company		91,100	7,769,919

Paper & Forest Products: 2.88%
Schweitzer-Mauduit International Incorporated		256,300	9,818,853

Real Estate: 1.36%

Real Estate Management & Development: 1.36%
CBRE Group Incorporated Class A †		105,100	4,634,910

Total Common Stocks (Cost $268,889,341)			320,643,720

	Yield
Short-Term Investments: 10.59%

Investment Companies: 10.59%
Securities Lending Cash Investment LLC (l)(r)(u)	2.17%	14,621,190	14,622,652
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.99	21,485,564	21,485,564

Total Short-Term Investments (Cost $36,107,977)			36,108,216

Total investments in securities (Cost $304,997,318)	104.61%	356,751,936
Other assets and liabilities, net	(4.61)	(15,706,206)

Total net assets	100.00%	$341,045,730

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo C&B Mid Cap Value Fund	Portfolio of investments—September 30, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	9,592,251	105,632,077	100,603,138	14,621,190	$(233)	$0	$44,688	$14,622,652
Wells Fargo Government Money Market Fund Select Class	13,092,556	165,043,260	156,650,252	21,485,564	0	0	207,448	21,485,564

					$(233)	$0	$252,136	$36,108,216	10.59%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2018	Wells Fargo C&B Mid Cap Value Fund	15

Assets
Investments in unaffiliated securities (including $14,412,233 of securities loaned), at value (cost $268,889,341)	$320,643,720
Investments in affiliated securities, at value (cost $36,107,977)	36,108,216
Receivable for Fund shares sold	1,219,742
Receivable for dividends	333,790
Receivable for securities lending income	3,254
Prepaid expenses and other assets	90,127

Total assets	358,398,849

Liabilities
Payable upon receipt of securities loaned	14,621,800
Payable for investments purchased	2,138,531
Payable for Fund shares redeemed	295,284
Management fee payable	189,869
Administration fees payable	44,300
Distribution fee payable	5,195
Accrued expenses and other liabilities	58,140

Total liabilities	17,353,119

Total net assets	$341,045,730

NET ASSETS CONSIST OF
Paid-in capital	$290,192,232
Total distributable earnings	50,853,498

Total net assets	$341,045,730

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$111,353,988
Shares outstanding – Class A1	2,939,816
Net asset value per share – Class A	$37.88
Maximum offering price per share – Class A2	$40.19
Net assets – Class C	$8,370,973
Shares outstanding – Class C1	235,753
Net asset value per share – Class C	$35.51
Net assets – Class R6	$25,600
Shares outstanding – Class R6[1]	669
Net asset value per share – Class R6	$38.27
Net assets – Administrator Class	$20,959,877
Shares outstanding – Administrator Class[1]	546,548
Net asset value per share – Administrator Class	$38.35
Net assets – Institutional Class	$200,335,292
Shares outstanding – Institutional Class[1]	5,236,667
Net asset value per share – Institutional Class	$38.26

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo C&B Mid Cap Value Fund	Statement of operations—year ended September 30, 2018

Investment income
Dividends (net of foreign withholding taxes of $20,739)	$3,789,016
Income from affiliated securities	252,136

Total investment income	4,041,152

Expenses
Management fee	2,112,445
Administration fees
Class A	236,583
Class C	18,499
Class R6	1 [1]
Administrator Class	22,005
Institutional Class	186,239
Shareholder servicing fees
Class A	281,646
Class C	22,023
Administrator Class	42,318
Distribution fee
Class C	66,067
Custody and accounting fees	21,476
Professional fees	39,833
Registration fees	69,438
Shareholder report expenses	59,644
Trustees’ fees and expenses	20,599
Other fees and expenses	10,263

Total expenses	3,209,079
Less: Fee waivers and/or expense reimbursements	(140,630)

Net expenses	3,068,449

Net investment income	972,703

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	15,513,160
Affiliated securities	(233)

Net realized gains on investments	15,512,927
Net change in unrealized gains (losses) on investments	7,326,810

Net realized and unrealized gains (losses) on investments	22,839,737

Net increase in net assets resulting from operations	$23,812,440

[1]	For the period from July 31, 2018 (commencement of operations) to September 30, 2018

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo C&B Mid Cap Value Fund	17

	Year ended September 30, 2018		Year ended September 30, 2017[1]

Operations
Net investment income		$972,703		$281,516
Net realized gains on investments		15,512,927		22,529,075
Net change in unrealized gains (losses) on investments		7,326,810		14,893,325

Net increase in net assets resulting from operations		23,812,440		37,703,916

Distributions to shareholders
Class A		(10,376)		(83,058)
Administrator Class		(21,699)		(9,681)
Institutional Class		(345,183)		(150,215)

Total distributions to shareholders		(377,258)		(242,954)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	304,664	11,072,438	329,229	10,679,080
Class C	35,196	1,207,072	52,816	1,621,177
Class R6	669 [2]	25,000 [2]	N/A	N/A
Administrator Class	398,153	14,622,451	460,062	15,785,454
Institutional Class	4,171,649	152,624,942	3,656,287	121,259,348

		179,551,903		149,345,059

Reinvestment of distributions
Class A	278	10,143	2,574	82,120
Administrator Class	473	17,442	154	4,968
Institutional Class	8,408	308,732	3,867	124,207

		336,317		211,295

Payment for shares redeemed
Class A	(651,887)	(23,945,939)	(1,145,224)	(37,191,746)
Class B	N/A	N/A	(2,793)[3]	(82,744)[3]
Class C	(58,143)	(2,005,684)	(56,912)	(1,760,044)
Administrator Class	(450,885)	(16,245,676)	(141,587)	(4,659,587)
Institutional Class	(1,924,282)	(70,722,538)	(1,971,512)	(66,556,409)

		(112,919,837)		(110,250,530)

Net increase in net assets resulting from capital share transactions		66,968,383		39,305,824

Total increase in net assets		90,403,565		76,766,786

Net assets
Beginning of period		250,642,165		173,875,379

End of period		$341,045,730		$250,642,165

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and to disaggregate distributions to shareholders between distributions from net investment income and distributions from realized gains. Undistributed net investment income at September 30, 2017 was $243,989. The disaggregated distributions information for the year ended September 30, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of operations) to September 30, 2018

[3]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$35.07	$29.27	$25.12	$25.26	$23.74
Net investment income (loss)	0.06	(0.00)[1,2]	0.07 [1]	0.05 [1]	0.06
Net realized and unrealized gains (losses) on investments	2.75	5.82	4.13	(0.14)	1.55

Total from investment operations	2.81	5.82	4.20	(0.09)	1.61
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.02)	(0.05)	(0.05)	(0.09)
Net asset value, end of period	$37.88	$35.07	$29.27	$25.12	$25.26
Total return[4]	8.02%	19.89%	16.73%	(0.36)%	6.78%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.30%	1.33%	1.35%	1.35%
Net expenses	1.25%	1.25%	1.24%	1.20%	1.20%
Net investment income (loss)	0.16%	(0.00)%	0.27%	0.18%	0.24%
Supplemental data
Portfolio turnover rate	39%	54%	35%	41%	55%
Net assets, end of period (000s omitted)	$111,354	$115,258	$120,020	$19,862	$21,465

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$33.12	$27.83	$24.02	$24.29	$22.92
Net investment loss	(0.20)[1]	(0.26)	(0.14)[1]	(0.15)[1]	(0.13)[1]
Net realized and unrealized gains (losses) on investments	2.59	5.55	3.95	(0.12)	1.50

Total from investment operations	2.39	5.29	3.81	(0.27)	1.37
Net asset value, end of period	$35.51	$33.12	$27.83	$24.02	$24.29
Total return[2]	7.22%	19.01%	15.86%	(1.11)%	5.98%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.05%	2.08%	2.10%	2.10%
Net expenses	2.00%	2.00%	1.98%	1.95%	1.95%
Net investment loss	(0.59)%	(0.74)%	(0.55)%	(0.57)%	(0.52)%
Supplemental data
Portfolio turnover rate	39%	54%	35%	41%	55%
Net assets, end of period (000s omitted)	$8,371	$8,567	$7,314	$6,737	$7,531

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended September 30, 2018[1]
Net asset value, beginning of period	$37.39
Net investment income	0.08 [2]
Net realized and unrealized gains (losses) on investments	0.80

Total from investment operations	0.88
Net asset value, end of period	$38.27
Total return[3]	2.35%
Ratios to average net assets (annualized)
Gross expenses	0.86%
Net expenses	0.80%
Net investment income	1.24%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$26

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$35.52	$29.63	$25.42	$25.54	$24.01
Net investment income	0.10 [1]	0.04 [1]	0.08 [1]	0.06 [1]	0.07 [1]
Net realized and unrealized gains (losses) on investments	2.78	5.89	4.19	(0.13)	1.56

Total from investment operations	2.88	5.93	4.27	(0.07)	1.63
Distributions to shareholders from
Net investment income	(0.05)	(0.04)	(0.06)	(0.05)	(0.10)
Net asset value, end of period	$38.35	$35.52	$29.63	$25.42	$25.54
Total return	8.13%	20.02%	16.82%	(0.30)%	6.82%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.22%	1.25%	1.21%	1.19%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.26%	0.12%	0.28%	0.22%	0.26%
Supplemental data
Portfolio turnover rate	39%	54%	35%	41%	55%
Net assets, end of period (000s omitted)	$20,960	$21,267	$8,302	$9,725	$12,830

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$35.41	$29.53	$25.34	$25.49	$23.95
Net investment income	0.19	0.16	0.16	0.10	0.14
Net realized and unrealized gains (losses) on investments	2.78	5.82	4.17	(0.12)	1.55

Total from investment operations	2.97	5.98	4.33	(0.02)	1.69
Distributions to shareholders from
Net investment income	(0.12)	(0.10)	(0.14)	(0.13)	(0.15)
Net asset value, end of period	$38.26	$35.41	$29.53	$25.34	$25.49
Total return	8.41%	20.30%	17.11%	(0.09)%[1]	7.09%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.97%	1.00%	0.94%	0.92%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.56%	0.37%	0.54%	0.47%	0.54%
Supplemental data
Portfolio turnover rate	39%	54%	35%	41%	55%
Net assets, end of period (000s omitted)	$200,335	$105,550	$38,161	$18,229	$33,881

[1]	Total return reflects adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo C&B Mid Cap Value Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending

24	Wells Fargo C&B Mid Cap Value Fund	Notes to financial statements

Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2018, the aggregate cost of all investments for federal income tax purposes was $306,737,872 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$55,565,790
Gross unrealized losses	(5,551,726)
Net unrealized gains	$50,014,064

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At September 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings
$(4,042,652)	$4,042,652

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo C&B Mid Cap Value Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Communication services	$7,489,002	$0	$0	$7,489,002
Consumer discretionary	42,464,213	0	0	42,464,213
Consumer staples	2,635,600	0	0	2,635,600
Energy	4,226,736	0	0	4,226,736
Financials	75,210,998	0	0	75,210,998
Health care	33,738,756	0	0	33,738,756
Industrials	73,653,560	0	0	73,653,560
Information technology	37,241,874	0	0	37,241,874
Materials	39,348,071	0	0	39,348,071
Real estate	4,634,910	0	0	4,634,910

Short-term investments
Investment companies	21,485,564	14,622,652	0	36,108,216
Total assets	$342,129,284	$14,622,652	$0	$356,751,936

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At September 30, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2018, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

26	Wells Fargo C&B Mid Cap Value Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class A	1.25%	January 31, 2019
Class C	2.00%	January 31, 2019
Class R6	0.80%	January 31, 2020
Administrator Class	1.15%	January 31, 2019
Institutional Class	0.90%	January 31, 2019

After the expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2018, Funds Distributor received $4,214 from the sale of Class A shares and $12 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo C&B Mid Cap Value Fund	27

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2018 were $165,056,445, and $105,054,334, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $377,258 and $242,954 of ordinary income for the years ended September 30, 2018 and September 30, 2017, respectively.

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains
$839,434	$50,014,064

Beginning October 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended September 30, 2017 were as follows:

Net investment income
Class A	$83,058
Administrator Class	9,681
Institutional Class	150,215

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

28	Wells Fargo C&B Mid Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Mid Cap Value Fund (the “Fund”), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 26, 2018

Other information (unaudited)	Wells Fargo C&B Mid Cap Value Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $377,258 of income dividends paid during the fiscal year ended September 30, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2018, $13,473 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo C&B Mid Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo C&B Mid Cap Value Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32	Wells Fargo C&B Mid Cap Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo C&B Mid Cap Value Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo C&B Mid Cap Value Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo C&B Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler, L.P. (the “Sub-Adviser”). The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34	Wells Fargo C&B Mid Cap Value Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the three-, five-, and ten-year periods under review, but lower than the average performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell Midcap Value Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Fund’s benchmark index.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for Class A and Institutional Class, but higher than the median net operating expense ratios of the expense Group for the Administrator Class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the other funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to, or in range of the sum of these average rates for the Fund’s expense Groups for all share classes. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce the management fees paid by the Fund to Funds Management.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo C&B Mid Cap Value Fund	35

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce the management fees paid by the Fund to Funds Management.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo C&B Mid Cap Value Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo C&B Mid Cap Value Fund	37
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

38	Wells Fargo C&B Mid Cap Value Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

317289 11-18 A228/AR228 09-18

Annual Report

September 30, 2018

Wells Fargo Common Stock Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Common Stock Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Economic growth and stock markets globally diverged beginning early in 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Common Stock Fund for the 12-month period that ended September 30, 2018. A strong fourth-quarter performance for equity and fixed-income markets closed 2017. Economic growth and stock markets globally diverged beginning early in 2018. For fixed-income investors, taxable bond returns were restrained in a rising-rate environment while high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 17.91% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.76%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.22% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.45%. The Bloomberg Barclays Municipal Bond Index6 added 0.35%, and the ICE BofAML U.S. High Yield Index7 was up 2.94%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases generally benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Common Stock Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the third quarter of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71%, while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the range for the federal funds rate from 1.75% to 2.00%, then again in September from 2.00% to 2.25%. Observers expected at least one more rate increase before the end of 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.05% and 3.19%, respectively, on September 30, 2018, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Common Stock Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Common Stock Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Christopher G. Miller, CFA®

Average annual total returns (%) as of September 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SCSAX)	11-30-2000	7.07	8.65	10.63	13.62	9.94	11.28	1.26	1.26
Class C (STSAX)	11-30-2000	11.74	9.11	10.44	12.74	9.11	10.44	2.01	2.01
Class R6 (SCSRX)	6-28-2013	–	–	–	14.12	10.43	11.66	0.83	0.83
Administrator Class (SCSDX)	7-30-2010	–	–	–	13.84	10.11	11.43	1.18	1.11
Institutional Class (SCNSX)	7-30-2010	–	–	–	14.12	10.39	11.64	0.93	0.86
Russell 2500TM Index[4]	–	–	–	–	16.19	11.37	12.02	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Common Stock Fund	7

Growth of $10,000 investment as of September 30, 2018[5]

[1]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns for Class R6 shares would be higher. Historical performance shown for Administrator Class and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, the returns for Administrator and Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through January 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.26% for Class A, 2.01% for Class C, 0.85% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500TM Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Common Stock Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2500TM Index, for the 12-month period that ended September 30, 2018.

∎	Weak results due to stock selection in the consumer discretionary, financials, and industrials sectors detracted from relative performance.

∎	Favorable stock selection and positioning within the health care, real estate, and energy sectors benefited relative performance.

The U.S. stock market rallied and many U.S. stock market indices hit new all-time highs during the reporting period. The benchmark was no exception and rose 16.19% for the 12-month period. Market volatility hit an all-time low in the last quarter of 2017 and, except for a brief spike in the first quarter of 2018, has remained low for most of the period. Across the broader market spectrum, larger-cap and growth stocks generally have outperformed smaller-cap and value stocks.

A number of factors influenced the U.S. stock market during the period. The lowering of corporate taxes, reduction in burdensome regulations, and other progrowth government policies fueled optimism in U.S. businesses and bolstered overall economic activity. The U.S. equity markets also benefited from the repatriation of cash held overseas, a significant ramp-up in share buybacks, increased capital spending, and high-profile merger and acquisition activity. By the end of the period, U.S. gross domestic product had increased for the 17th quarter in a row, unemployment was at recovery lows, and job openings were at recovery highs. Lower personal income taxes and household debt ratios combined with higher household net worth fueled consumer confidence and optimism. The U.S. government was actively negotiating trade agreements and even put some tariffs in place, but neither trade nor other geopolitical events had much of an impact on the equity markets. The U.S. Federal Reserve (Fed) raised its benchmark interest rate four times during the reporting period, most recently to a range of 2.00% to 2.25% at its September 2018 meeting.

Through all of the market and economic events that occurred during the reporting period and with the expectation of tighter U.S. monetary policy going forward, we continued to seek well-positioned companies—those with solid business models, strong management teams, and healthy cash flows—trading at attractive discounts to their private market values (PMVs). The PMV represents the expected price that would have to be paid for the entire company if it were acquired or taken private.

Ten largest holdings (%) as of September 30, 2018[6]
LivaNova plc	3.38
E*TRADE Financial Corporation	2.44
Raymond James Financial Incorporated	2.06
Concho Resources Incorporated	2.02
Genesee & Wyoming Incorporated Class A	1.70
Stericycle Incorporated	1.66
Cornerstone OnDemand Incorporated	1.63
Hologic Incorporated	1.62
Tractor Supply Company	1.59
Fortinet Incorporated	1.59

Stock selection in the consumer discretionary and financials sectors and related industries hindered Fund performance.

The largest individual detractor from performance was Diebold Nixdorf, Incorporated, which provides financial self-service and security solutions, including ATM-related products. The company’s banking business is increasingly made up of large, complex projects with higher software content, creating a longer customer decision-making process and order-to-revenue conversion cycle. This resulted in disappointing financial results, which combined with a highly leveraged balance sheet and cyclical pressures led us to exit our position. In the consumer discretionary sector, Whirlpool Corporation, which manufactures home appliances, and Mohawk Industries, Incorporated, which designs, manufactures, and distributes flooring products, were negatively affected by inflation, competitive dynamics, and macroeconomic concerns relating to rising interest rates. In the auto components industry, Dana Incorporated is a world leader in highly engineered solutions for improving the efficiency, performance, and sustainability of powered vehicles and machinery. Concerns over its largest end market peaking, uncertainty over tariffs, and rising input costs—mostly steel—have pressured the stock’s valuation. Within the financials sector, the Fund’s holdings in the insurance and banking industries underperformed their peers, including CNO Financial Group, Incorporated, and Sterling Bancorp.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Common Stock Fund	9

Portfolio allocation as of September 30, 2018[7]

Favorable positioning and stock selection drove relative outperformance within certain sectors in the Fund.

All sectors in the benchmark had positive returns for the period, with health care and information technology (IT) being the best performers, returning over 29% each. The Fund’s holdings in both of those sectors outperformed the benchmark. The largest contributor to relative performance came from the health care equipment industry, where the market rewarded high growth rates and faster-than-expected monetization of product innovation. Two such companies were Haemonetics Corporation, a global health care company providing innovative blood management solutions, and LivaNova PLC, a medical company specializing in neurology and cardiology products.

In the IT sector, holdings in the software and semiconductor industries outperformed the benchmark. The two best performers in this group were Zendesk, Incorporated, offering cloud-based customer-service software, and Fortinet, Incorporated, offering cybersecurity software and services. Holdings in the energy sector beat the benchmark and returned over 27%, aided by a 46% increase in West Texas Intermediate crude-oil prices, supply disruptions, and a favorable demand backdrop. Our overweight to exploration and production versus our underexposure to energy services companies also enhanced performance, as energy services continued to face hypercompetition, high debt levels, and low capital expenditures from producers. Real estate investment trusts rose the least of all the sectors, and the Fund’s underweight to the benchmark aided relative performance.

Our focus remains constant: to add value for shareholders through investment in attractively priced Fund holdings.

Our methodology includes buying stocks at a discount to their estimated PMV and selling stocks as they approach or exceed the upper end of their PMV range. Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, our process led us to be overweight the health care, industrials, and financials sectors and underweight the utilities, consumer discretionary, and real estate sectors. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of historical company acquisitions across industries, sectors, and time frames enables us to maintain an extensive foundation for assessing the PMVs of companies compared with their public stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMV.

Looking ahead, interest rates, energy prices, and the policies of the U.S. government likely may be themes that influence the overall market and the relative performance of the Fund. Lower taxes and reduced regulations have already had an impact on the overall U.S. economy. The government has been actively negotiating trade agreements, with the first major deal between the U.S., Mexico, and Canada reached on the last day of the reporting period. However, the outcome of the midterm elections and subsequent influence on the direction of U.S. policy remain key items to watch. The U.S. Federal Reserve (Fed) has signaled more rate hikes in late 2018 and 2019 if labor markets tighten further, global economic risks remain well balanced, and inflation measures hit the Fed’s target.

Please see footnotes on page 7.

10	Wells Fargo Common Stock Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2018	Ending account value 9-30-2018	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,076.18	$6.50	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.32	1.25%
Class C
Actual	$1,000.00	$1,072.26	$10.38	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.05	$10.09	2.00%
Class R6
Actual	$1,000.00	$1,079.05	$4.27	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.15	0.82%
Administrator Class
Actual	$1,000.00	$1,077.45	$5.73	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Institutional Class
Actual	$1,000.00	$1,078.83	$4.43	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2018	Wells Fargo Common Stock Fund	11

Security name	Shares	Value

Common Stocks: 96.13%

Communication Services: 1.05%

Media: 1.05%
Interpublic Group of Companies Incorporated	549,946	$12,577,265

Consumer Discretionary: 8.13%

Auto Components: 1.32%
Dana Incorporated	850,544	15,879,656

Diversified Consumer Services: 0.64%
Houghton Mifflin Harcourt Company †	1,100,249	7,701,743

Hotels, Restaurants & Leisure: 1.25%
Jack in the Box Incorporated	179,703	15,064,502

Household Durables: 2.04%
Mohawk Industries Incorporated †	68,487	12,009,195
Whirlpool Corporation	105,574	12,536,913

		24,546,108

Internet & Direct Marketing Retail: 1.29%
Expedia Incorporated	119,210	15,554,521

Specialty Retail: 1.59%
Tractor Supply Company	210,172	19,100,431

Consumer Staples: 1.22%

Household Products: 1.22%
Church & Dwight Company Incorporated	247,302	14,682,320

Energy: 6.81%

Oil, Gas & Consumable Fuels: 6.81%
Cimarex Energy Company	126,998	11,803,194
Concho Resources Incorporated †	158,786	24,254,562
Parsley Energy Incorporated Class A †	403,937	11,815,157
Targa Resources Corporation	289,006	16,273,928
WPX Energy Incorporated †	883,442	17,774,853

		81,921,694

Financials: 16.74%

Banks: 5.81%
Bank of the Ozarks Incorporated	179,170	6,801,293
First Horizon National Corporation	448,240	7,736,622
MB Financial Incorporated	159,201	7,340,758
PacWest Bancorp	307,973	14,674,913
Sterling Bancorp	816,168	17,955,696
Webster Financial Corporation	260,183	15,340,390

		69,849,672

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Common Stock Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Capital Markets: 4.50%
E*TRADE Financial Corporation †	561,139	$29,398,072
Raymond James Financial Incorporated	269,422	24,800,295

		54,198,367

Insurance: 6.43%
Arch Capital Group Limited †	486,078	14,489,985
CNO Financial Group Incorporated	899,405	19,085,374
Reinsurance Group of America Incorporated	97,713	14,125,391
RenaissanceRe Holdings Limited	94,817	12,665,655
Willis Towers Watson plc	120,278	16,951,981

		77,318,386

Health Care: 14.72%

Biotechnology: 3.01%
Agios Pharmaceuticals Incorporated †«	47,581	3,669,447
Alkermes plc †	166,557	7,068,679
BioMarin Pharmaceutical Incorporated †	89,629	8,691,324
Neurocrine Biosciences Incorporated †	98,771	12,143,894
Sage Therapeutics Incorporated †	32,496	4,590,060

		36,163,404

Health Care Equipment & Supplies: 6.36%
Haemonetics Corporation †	142,720	16,352,858
Hologic Incorporated †	475,862	19,500,825
LivaNova plc †	328,315	40,701,211

		76,554,894

Health Care Providers & Services: 4.10%
Humana Incorporated	47,524	16,087,824
Laboratory Corporation of America Holdings †	100,733	17,495,307
Universal Health Services Incorporated Class B	123,651	15,807,544

		49,390,675

Life Sciences Tools & Services: 1.25%
Agilent Technologies Incorporated	212,392	14,982,132

Industrials: 16.91%

Aerospace & Defense: 0.72%
Hexcel Corporation	129,159	8,660,111

Airlines: 2.35%
Alaska Air Group Incorporated	189,844	13,072,658
Spirit Airlines Incorporated †	324,463	15,240,027

		28,312,685

Commercial Services & Supplies: 4.11%
Republic Services Incorporated	189,119	13,741,387
Steelcase Incorporated Class A	854,937	15,816,335

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Common Stock Fund	13

Security name	Shares	Value

Commercial Services & Supplies (continued)
Stericycle Incorporated †	339,434	$19,917,987

		49,475,709

Electrical Equipment: 2.64%
AMETEK Incorporated	207,782	16,439,712
Sensata Technologies Holding plc †	309,751	15,348,162

		31,787,874

Industrial Conglomerates: 1.39%
Carlisle Companies Incorporated	136,962	16,681,972

Machinery: 2.63%
Gardner Denver Holdings Incorporated †	575,393	16,306,638
Rexnord Corporation †	497,931	15,336,275

		31,642,913

Road & Rail: 1.70%
Genesee & Wyoming Incorporated Class A †	224,497	20,426,982

Trading Companies & Distributors: 1.37%
MRC Global Incorporated †	879,400	16,506,338

Information Technology: 15.65%

Electronic Equipment, Instruments & Components: 0.99%
Avnet Incorporated	266,045	11,910,835

IT Services: 2.91%
Amdocs Limited	188,230	12,419,415
Gartner Incorporated †	58,179	9,221,372
Global Payments Incorporated	105,086	13,387,956

		35,028,743

Semiconductors & Semiconductor Equipment: 3.37%
Integrated Device Technology Incorporated †	192,521	9,050,412
Marvell Technology Group Limited	714,316	13,786,299
Maxim Integrated Products Incorporated	187,431	10,569,234
ON Semiconductor Corporation †	384,279	7,082,262

		40,488,207

Software: 8.38%
8x8 Incorporated †	709,565	15,078,256
Cornerstone OnDemand Incorporated †	346,077	19,639,870
Fortinet Incorporated †	206,848	19,085,865
Nuance Communications Incorporated †	970,944	16,816,750
Red Hat Incorporated †	89,363	12,178,390
Zendesk Incorporated †	254,386	18,061,406

		100,860,537

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Common Stock Fund	Portfolio of investments—September 30, 2018

Security name		Shares	Value

Materials: 5.59%

Chemicals: 2.13%
Axalta Coating Systems Limited †		422,919	$12,332,318
Valvoline Incorporated		616,303	13,256,678

			25,588,996

Containers & Packaging: 1.05%
Crown Holdings Incorporated †		264,446	12,693,408

Metals & Mining: 2.41%
Royal Gold Incorporated		184,098	14,186,592
Steel Dynamics Incorporated		327,211	14,786,665

			28,973,257

Real Estate: 9.31%

Equity REITs: 9.31%
Camden Property Trust		175,655	16,436,038
CoreSite Realty Corporation		150,004	16,671,445
Hudson Pacific Properties Incorporated		476,195	15,581,100
Physicians Realty Trust		1,131,696	19,080,395
SBA Communications Corporation †		91,646	14,721,097
Sun Communities Incorporated		166,061	16,861,834
Taubman Centers Incorporated		211,267	12,640,105

			111,992,014

Total Common Stocks (Cost $780,188,881)			1,156,516,351

Exchange-Traded Funds: 1.07%
SPDR S&P Biotech ETF «		133,689	12,816,764

Total Exchange-Traded Funds (Cost $5,998,737)			12,816,764

	Yield
Short-Term Investments: 4.11%

Investment Companies: 4.11%
Securities Lending Cash Investment LLC (l)(r)(u)	2.17%	13,692,114	13,693,483
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.99	35,775,121	35,775,121

Total Short-Term Investments (Cost $49,467,235)			49,468,604

Total investments in securities (Cost $835,654,853)	101.31%	1,218,801,719
Other assets and liabilities, net	(1.31)	(15,713,779)

Total net assets	100.00%	$1,203,087,940

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ETF	Exchange-traded fund

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Common Stock Fund	15

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	73,560,412	327,264,002	387,132,300	13,692,114	$51	$(928)	$295,371	$13,693,483
Wells Fargo Government Money Market Fund Select Class	13,029,319	289,713,788	266,967,986	35,775,121	0	0	279,546	35,775,121

					$51	$(928)	$574,917	$49,468,604	4.11%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Common Stock Fund	Statement of assets and liabilities—September 30, 2018

Assets
Investments in unaffiliated securities (including $13,409,368 of securities loaned), at value (cost $786,187,618)	$1,169,333,115
Investments in affiliated securities, at value (cost $49,467,235)	49,468,604
Receivable for investments sold	1,130,887
Receivable for Fund shares sold	142,475
Receivable for dividends	963,581
Receivable for securities lending income	7,331

Total assets	1,221,045,993

Liabilities
Payable upon receipt of securities loaned	13,690,975
Payable for investments purchased	2,598,203
Management fee payable	749,263
Payable for Fund shares redeemed	390,998
Administration fees payable	191,384
Distribution fee payable	10,250
Trustees’ fees and expenses payable	3,966
Accrued expenses and other liabilities	323,014

Total liabilities	17,958,053

Total net assets	$1,203,087,940

NET ASSETS CONSIST OF
Paid-in capital	$676,387,821
Total distributable earnings	526,700,119

Total net assets	$1,203,087,940

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$971,731,468
Shares outstanding – Class A1	39,525,741
Net asset value per share – Class A	$24.58
Maximum offering price per share – Class A2	$26.08
Net assets – Class C	$16,541,297
Shares outstanding – Class C1	898,750
Net asset value per share – Class C	$18.40
Net assets – Class R6	$36,477,395
Shares outstanding – Class R6[1]	1,414,048
Net asset value per share – Class R6	$25.80
Net assets – Administrator Class	$6,141,164
Shares outstanding – Administrator Class[1]	245,292
Net asset value per share – Administrator Class	$25.04
Net assets – Institutional Class	$172,196,616
Shares outstanding – Institutional Class[1]	6,692,596
Net asset value per share – Institutional Class	$25.73

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2018	Wells Fargo Common Stock Fund	17

Investment income
Dividends	$12,245,281
Income from affiliated securities	574,917

Total investment income	12,820,198

Expenses
Management fee	9,186,057
Administration fees
Class A	2,020,407
Class C	38,123
Class R6	15,471
Administrator Class	7,615
Institutional Class	218,094
Shareholder servicing fees
Class A	2,405,246
Class C	45,384
Administrator Class	14,644
Distribution fee
Class C	136,152
Custody and accounting fees	65,066
Professional fees	51,652
Registration fees	96,210
Shareholder report expenses	60,890
Trustees’ fees and expenses	24,901
Other fees and expenses	35,877

Total expenses	14,421,789
Less: Fee waivers and/or expense reimbursements	(121,353)

Net expenses	14,300,436

Net investment loss	(1,480,238)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on investments:
Unaffiliated securities	168,782,024
Affiliated securities	51

Net realized gains on investments	168,782,075

Net change in unrealized gains (losses) on:
Unaffiliated securities	(10,618,039)
Affiliated securities	(928)

Net change in unrealized gains (losses) on investments	(10,618,967)

Net realized and unrealized gains (losses) on investments	158,163,108

Net increase in net assets resulting from operations	$156,682,870

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Common Stock Fund	Statement of changes in net assets

	Year ended September 30, 2018		Year ended September 30, 2017[1]

Operations
Net investment loss		$(1,480,238)		$(3,746,611)
Net realized gains on investments		168,782,075		121,745,388
Net change in unrealized gains (losses) on investments		(10,618,967)		68,747,398

Net increase in net assets resulting from operations		156,682,870		186,746,175

Distributions to shareholders
Class A		(97,640,556)		(34,833,443)
Class C		(2,494,352)		(1,072,237)
Class R6		(11,401,103)		(3,722,907)
Administrator Class		(613,023)		(308,980)
Institutional Class		(16,747,502)		(6,486,421)

Total distributions to shareholders		(128,896,536)		(46,423,988)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	651,357	15,351,401	975,399	21,721,156
Class C	43,484	772,480	58,484	1,036,989
Class R6	278,881	6,924,814	851,975	19,951,604
Administrator Class	37,039	896,077	68,428	1,537,967
Institutional Class	894,739	22,089,498	1,763,589	41,457,596

		46,034,270		85,705,312

Reinvestment of distributions
Class A	4,106,240	92,965,271	1,499,574	33,260,548
Class C	137,871	2,350,702	52,926	920,375
Class R6	481,095	11,397,143	161,865	3,722,907
Administrator Class	24,808	571,322	13,054	293,584
Institutional Class	696,871	16,460,103	279,367	6,411,478

		123,744,541		44,608,892

Payment for shares redeemed
Class A	(4,413,777)	(104,881,783)	(6,314,787)	(142,096,079)
Class B	N/A	N/A	(1,872)[2]	(33,351)[2]
Class C	(295,049)	(5,313,557)	(442,603)	(7,836,662)
Class R6	(3,965,442)	(93,857,873)	(954,160)	(22,265,015)
Administrator Class	(76,020)	(1,845,632)	(589,682)	(13,418,635)
Institutional Class	(1,608,638)	(39,681,646)	(3,134,026)	(73,012,502)

		(245,580,491)		(258,662,244)

Net decrease in net assets resulting from capital share transactions		(75,801,680)		(128,348,040)

Total increase (decrease) in net assets		(48,015,346)		11,974,147

Net assets
Beginning of period		1,251,103,286		1,239,129,139

End of period		$1,203,087,940		$1,251,103,286

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and to disaggregate distributions to shareholders between distributions from net investment income and distributions from realized gains. Accumulated net investment loss at September 30, 2017 was $3,859. The disaggregated distributions information for the year ended September 30, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Common Stock Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$24.06	$21.50	$21.62	$24.79	$24.45
Net investment loss	(0.04)	(0.09)	(0.01)[1]	(0.04)[1]	(0.07)
Net realized and unrealized gains (losses) on investments	3.10	3.48	2.45	(0.32)	2.48

Total from investment operations	3.06	3.39	2.44	(0.36)	2.41
Distributions to shareholders from
Net realized gains	(2.54)	(0.83)	(2.56)	(2.81)	(2.07)
Net asset value, end of period	$24.58	$24.06	$21.50	$21.62	$24.79
Total return[2]	13.62%	16.10%	12.43%	(1.76)%	10.26%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.25%	1.25%	1.27%	1.28%
Net expenses	1.25%	1.25%	1.25%	1.26%	1.26%
Net investment loss	(0.18)%	(0.38)%	(0.05)%	(0.19)%	(0.27)%
Supplemental data
Portfolio turnover rate	33%	35%	32%	51%	38%
Net assets, end of period (000s omitted)	$971,731	$942,596	$924,864	$127,732	$277,517

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.75	$17.04	$17.77	$21.02	$21.18
Net investment loss	(0.17)[1]	(0.20)[1]	(0.14)[1]	(0.18)	(0.22)[1]
Net realized and unrealized gains (losses) on investments	2.36	2.74	1.97	(0.26)	2.13

Total from investment operations	2.19	2.54	1.83	(0.44)	1.91
Distributions to shareholders from
Net realized gains	(2.54)	(0.83)	(2.56)	(2.81)	(2.07)
Net asset value, end of period	$18.40	$18.75	$17.04	$17.77	$21.02
Total return[2]	12.74%	15.29%	11.52%	(2.49)%	9.42%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.00%	2.00%	2.02%	2.03%
Net expenses	2.00%	2.00%	2.00%	2.00%	2.01%
Net investment loss	(0.94)%	(1.14)%	(0.87)%	(0.93)%	(1.01)%
Supplemental data
Portfolio turnover rate	33%	35%	32%	51%	38%
Net assets, end of period (000s omitted)	$16,541	$18,978	$22,902	$25,668	$30,245

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Common Stock Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2018	2017	2016	2015	2014
Net asset value, beginning of period	$25.03	$22.25	$22.20	$25.27	$24.78
Net investment income	0.05 [1]	0.01	0.07 [1]	0.05	0.07 [1]
Net realized and unrealized gains (losses) on investments	3.26	3.60	2.54	(0.31)	2.49

Total from investment operations	3.31	3.61	2.61	(0.26)	2.56
Distributions to shareholders from
Net realized gains	(2.54)	(0.83)	(2.56)	(2.81)	(2.07)
Net asset value, end of period	$25.80	$25.03	$22.25	$22.20	$25.27
Total return	14.12%	16.56%	12.91%	(1.29)%	10.76%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.82%	0.80%	0.80%
Net expenses	0.82%	0.82%	0.82%	0.80%	0.80%
Net investment income	0.20%	0.05%	0.32%	0.28%	0.27%
Supplemental data
Portfolio turnover rate	33%	35%	32%	51%	38%
Net assets, end of period (000s omitted)	$36,477	$115,641	$101,436	$95,037	$95,213

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$24.42	$21.78	$21.84	$24.98	$24.59
Net investment income (loss)	(0.01)[1]	(0.06)[1]	0.02	(0.01)[1]	(0.02)[1]
Net realized and unrealized gains (losses) on investments	3.17	3.53	2.48	(0.32)	2.48

Total from investment operations	3.16	3.47	2.50	(0.33)	2.46
Distributions to shareholders from
Net realized gains	(2.54)	(0.83)	(2.56)	(2.81)	(2.07)
Net asset value, end of period	$25.04	$24.42	$21.78	$21.84	$24.98
Total return	13.84%	16.26%	12.59%	(1.62)%	10.41%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.17%	1.12%	1.11%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.09%
Net investment income (loss)	(0.04)%	(0.27)%	0.03%	(0.03)%	(0.07)%
Supplemental data
Portfolio turnover rate	33%	35%	32%	51%	38%
Net assets, end of period (000s omitted)	$6,141	$6,336	$16,720	$18,050	$45,364

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Common Stock Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$24.97	$22.20	$22.16	$25.25	$24.77
Net investment income	0.05 [1]	0.00 [1,2]	0.06 [1]	0.03	0.03
Net realized and unrealized gains (losses) on investments	3.25	3.60	2.54	(0.31)	2.52

Total from investment operations	3.30	3.60	2.60	(0.28)	2.55
Distributions to shareholders from
Net realized gains	(2.54)	(0.83)	(2.56)	(2.81)	(2.07)
Net asset value, end of period	$25.73	$24.97	$22.20	$22.16	$25.25
Total return	14.12%	16.55%	12.88%	(1.38)%	10.72%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.92%	0.92%	0.86%	0.85%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.21%	0.02%	0.28%	0.24%	0.14%
Supplemental data
Portfolio turnover rate	33%	35%	32%	51%	38%
Net assets, end of period (000s omitted)	$172,197	$167,552	$173,175	$226,729	$223,525

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Common Stock Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Common Stock Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending

Notes to financial statements	Wells Fargo Common Stock Fund	25

Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2018, the aggregate cost of all investments for federal income tax purposes was $845,416,910 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$401,038,122
Gross unrealized losses	(27,653,313)
Net unrealized gains	$373,384,809

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Common Stock Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Communication services	$12,577,265	$0	$0	$12,577,265
Consumer discretionary	97,846,961	0	0	97,846,961
Consumer staples	14,682,320	0	0	14,682,320
Energy	81,921,694	0	0	81,921,694
Financials	201,366,425	0	0	201,366,425
Health care	177,091,105	0	0	177,091,105
Industrials	203,494,584	0	0	203,494,584
Information technology	188,288,322	0	0	188,288,322
Materials	67,255,661	0	0	67,255,661
Real estate	111,992,014	0	0	111,992,014

Exchange-traded funds	12,816,764	0	0	12,816,764

Short-term investments
Investment companies	35,775,121	13,693,483	0	49,468,604
Total assets	$1,205,108,236	$13,693,483	$0	$1,218,801,719

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At September 30, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2018, the management fee was equivalent to an annual rate of 0.76% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Notes to financial statements	Wells Fargo Common Stock Fund	27

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.26% for Class A shares, 2.01% for Class C shares, 0.85% for Class R6 shares, 1.10% for administrator Class shares, and 0.85% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2018, Funds Distributor received $3,265 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2018 were $397,333,773 and $624,164,385, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year ended September 30
	2018	2017
Ordinary income	$17,715,099	$8,270,040
Long-term capital gain	111,181,437	38,153,948

28	Wells Fargo Common Stock Fund	Notes to financial statements

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$16,372,921	$136,946,287	$373,384,809

Beginning October 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended September 30, 2017 were as follows:

Net realized gains
Class A	$34,833,443
Class C	1,072,237
Class R6	3,722,907
Administrator Class	308,980
Institutional Class	6,486,421

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Common Stock Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Common Stock Fund (the “Fund”), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 26, 2018

30	Wells Fargo Common Stock Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 44.99% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2018

Pursuant to Section 852 of the Internal Revenue Code, $111,181,437 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $8,561,271 of income dividends paid during the fiscal year ended September 30, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2018, $17,715,099 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Common Stock Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32	Wells Fargo Common Stock Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Common Stock Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

34	Wells Fargo Common Stock Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Common Stock Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Common Stock Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Common Stock Fund	35

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one-, three- and ten-year periods under review, but lower than the average investment performance of the Universe for the five-year period under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Russell 2500 Index, for the one- and ten-year periods under review, but lower than its benchmark index for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all Classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

36	Wells Fargo Common Stock Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Common Stock Fund	37

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

38	Wells Fargo Common Stock Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

Appendix A (unaudited)	Wells Fargo Common Stock Fund	39
•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

317290 11-18 A229/AR229 09-18

Annual Report

September 30, 2018

Wells Fargo Discovery Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Discovery Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Economic growth and stock markets globally diverged beginning early in 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Discovery Fund for the 12-month period that ended September 30, 2018. A strong fourth-quarter performance for equity and fixed-income markets closed 2017. Economic growth and stock markets globally diverged beginning early in 2018. For fixed-income investors, taxable bond returns were restrained in a rising-rate environment while high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 17.91% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.76%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.22% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.45%. The Bloomberg Barclays Municipal Bond Index6 added 0.35%, and the ICE BofAML U.S. High Yield Index7 was up 2.94%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases generally benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Discovery Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the third quarter of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71%, while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the range for the federal funds rate from 1.75% to 2.00%, then again in September from 2.00% to 2.25%. Observers expected at least one more rate increase before the end of 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.05% and 3.19%, respectively, on September 30, 2018, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Discovery Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Discovery Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of September 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFDAX)	7-31-2007	16.75	10.25	12.71	23.86	11.56	13.38	1.21	1.21
Class C (WDSCX)	7-31-2007	21.94	10.72	12.53	22.94	10.72	12.53	1.96	1.96
Class R6 (WFDRX)	6-28-2013	–	–	–	24.39	12.04	13.84	0.78	0.78
Administrator Class (WFDDX)	4-8-2005	–	–	–	23.97	11.66	13.51	1.13	1.13
Institutional Class (WFDSX)	8-31-2006	–	–	–	24.25	11.95	13.80	0.88	0.88
Russell 2500TM Growth Index[4]	–	–	–	–	23.13	12.88	13.61	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Discovery Fund	7

Growth of $10,000 investment as of September 30, 2018[5]

[1]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns for Class R6 shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.22% for Class A, 1.97% for Class C, 0.84% for Class R6, 1.15% for Administrator Class, and 0.89% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500™ Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Discovery Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charge) outperformed its benchmark, the Russell 2500TM Growth Index, for the 12-month period that ended September 30, 2018.

∎	Stock selection in the health care and consumer discretionary sectors contributed to performance.

∎	Stock selection in the information technology (IT) sector detracted from performance.

As the period began, bullish sentiment for U.S. equities was apparent as global growth was synchronized, corporate earnings were strong, widespread tax cuts had been passed, and deregulations were being enacted. More recently, evidence began to mount that global economic growth has clearly become desynchronized as foreign equity markets, specifically emerging markets, experienced heightened volatility. The U.S. market, however, remained largely rational and supportive of our bottom-up fundamentally based investment process.

Ten largest holdings (%) as of September 30, 2018[6]
Waste Connections Incorporated	2.62
WEX Incorporated	2.47
WellCare Health Plans Incorporated	2.18
Veeva Systems Incorporated Class A	1.90
Zebra Technologies Corporation Class A	1.90
First Data Corporation Class A	1.89
Gartner Incorporated	1.79
Insulet Corporation	1.77
Ultimate Software Group Incorporated	1.75
Vail Resorts Incorporated	1.71

Stock selection benefited the Fund’s relative performance, especially within health care and consumer discretionary.

Within the health care sector, Veeva Systems Incorporated delivered a notable contribution to the Fund’s outperformance. Veeva’s growth is at the intersection of health care and IT. While classified as a health care company, Veeva is benefiting from innovation in both the life-sciences and software industries. The company provides cloud-based customer relationship management (CRM) software with a specific emphasis on the life-sciences industry. Veeva’s products facilitate sales and marketing compliance within the pharmaceutical and biotechnology industries. The company has a dominant market-share position within the pharmaceutical industry where roughly half of the largest companies use Veeva’s platform. In addition to Veeva’s legacy CRM business, the company’s Vault product has provided a new path for growth. Vault provides a software solution to manage clinical trial data and documents. Recently, strong growth in sales and adoption of Vault were largely responsible for the company reporting better-than-expected quarterly earnings that helped the holding contribute to returns over the past 12 months. Additionally, Veeva is beginning to show growth outside the health care industry. We view the company as a core holding with a very strong management team and impressive margins.

Within the consumer discretionary sector, Etsy, Incorporated, is benefiting from the ongoing strength of e-commerce relative to traditional brick-and-mortar retailers. Etsy operates a global online marketplace for unique and creative goods. Over the past year, the company reported better-than-expected revenue and earnings growth, which helped propel shares sharply higher. The company is benefiting from two vectors of growth as its current customers have increased their activity while at the same time attracting new customers to its platform. Finally, Etsy’s unique platform has afforded it a benefit that has become increasingly rare among retailers: pricing power. During the period, Etsy was able to raise its transaction fees without a material impact to demand.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Discovery Fund	9

Sector distribution as of September 30, 2018[7]

The Fund’s performance was hindered by stock selection in the IT sector.

Within the IT sector, competitive pressure weighed on LogMeIn, Incorporated. The provider of cloud-based communication and connectivity software saw its shares come under pressure due to issues within its key collaboration division. The division, which includes the GoTo applications, such as GoTo Meeting and GoTo Training, represents over half of LogMeIn’s revenue. Recently, customer churn increased as the company’s sales team did not execute as expected. Product-quality issues were also apparent as customers reported problems with new features/functionality. The most glaring issue, however, was a heightened competitive landscape. Privately held competitor Zoom was particularly aggressive in attempting to win business from current LogMeIn customers. These issues forced management to reduce revenue and earnings guidance, sending shares lower. Our thesis on the holding became compromised as organic growth will be harder to achieve in this competitive environment. As such, we sold the position in favor of higher-conviction ideas.

Stock selection in the industrials sector weighed on performance.

The Fund’s position in The Brink’s Company detracted from performance. Brink’s, the cash management and logistics provider, experienced a sharp correction as a result of its exposure to Argentina. The Argentine peso devalued considerably, which reduced Brink’s earnings when translated into U.S. dollars. We feel the currency issue is transitory in nature and the main tenets of our investment thesis remain valid. As such, we have maintained a position in the company.

We remain somewhat cautious given geopolitical and macroeconomic uncertainties; however, we maintain confidence in the Fund’s positioning.

Looking broadly at financial markets through our lens of a bottom-up, fundamentally based investment process, we see ample reasons to maintain a cautious stance given factors such as trade wars, political instability, softness in China, and a hawkish U.S. Federal Reserve. We are, however, unquestionably excited about companies held in the portfolio, those with organic growth and on the right side of change. Yet, with uncertainties on the rise, we advise clients to be mindful of downside risks and to moderate return expectations.

From a portfolio positioning standpoint, our strategy is to stay balanced. We have a healthy allocation to core holdings, which are companies with consistent and durable fundamentals. These are businesses with highly profitable models, massive competitive advantages, and long runways of visible growth. On the other side, we own companies we consider to have idiosyncratic qualities. These are developing situations, which allow our process to find stocks that have unique drivers that are not yet clearly visible to investors. These companies typically trade at reasonable valuations and, importantly, should buffer volatility if the market rotates out of momentum and high-beta factors. Finally, we are being very selective with the parts of our universe where valuations are approaching extremes, including certain cloud-software, medical-device, and biotechnology companies. The portfolio is full of companies with strong fundamentals and superior earnings growth, and yet it trades at a reasonable valuation profile. This is an attractive setup and has us excited to continue to generate strong performance for our clients.

Please see footnotes on page 7.

10	Wells Fargo Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2018	Ending account value 9-30-2018	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,131.85	$6.42	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.08	1.20%
Class C
Actual	$1,000.00	$1,127.74	$10.40	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Class R6
Actual	$1,000.00	$1,134.45	$4.13	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.20	$3.91	0.77%
Administrator Class
Actual	$1,000.00	$1,132.35	$5.99	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.67	1.12%
Institutional Class
Actual	$1,000.00	$1,133.98	$4.66	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.41	0.87%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2018	Wells Fargo Discovery Fund	11

Security name	Shares	Value

Common Stocks: 98.35%

Communication Services: 5.72%

Entertainment: 3.05%
Take-Two Interactive Software Incorporated †	329,100	$45,412,509
World Wrestling Entertainment Incorporated Class A	463,200	44,805,336

		90,217,845

Interactive Media & Services: 2.67%
Match Group Incorporated †«	793,300	45,940,003
Yandex NV Class A †	997,122	32,795,343

		78,735,346

Consumer Discretionary: 15.19%

Diversified Consumer Services: 3.06%
Adtalem Global Education Incorporated †	846,400	40,796,480
Bright Horizons Family Solutions Incorporated †	420,540	49,556,434

		90,352,914

Hotels, Restaurants & Leisure: 7.75%
Chipotle Mexican Grill Incorporated †	76,600	34,816,232
Eldorado Resorts Incorporated †«	962,400	46,772,640
Hilton Grand Vacations Incorporated †	1,096,038	36,278,858
Melco Crown Entertainment Limited ADR	1,304,800	27,596,520
Six Flags Entertainment Corporation «	470,340	32,839,139
Vail Resorts Incorporated	184,114	50,524,564

		228,827,953

Household Durables: 0.70%
Skyline Corporation	722,600	20,644,682

Internet & Direct Marketing Retail: 2.14%
Etsy Incorporated †	437,500	22,478,750
MercadoLibre Incorporated	119,510	40,689,570

		63,168,320

Specialty Retail: 1.54%
Burlington Stores Incorporated †	280,065	45,628,190

Consumer Staples: 2.95%

Beverages: 1.60%
National Beverage Corporation †«	405,400	47,277,748

Food Products: 1.35%
Lamb Weston Holdings Incorporated	598,400	39,853,440

Energy: 1.07%

Oil, Gas & Consumable Fuels: 1.07%
Viper Energy Partners LP	751,100	31,621,310

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Discovery Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Financials: 2.50%

Capital Markets: 1.38%
Raymond James Financial Incorporated	441,445	$40,635,012

Consumer Finance: 1.12%
SLM Corporation †	2,961,800	33,024,070

Health Care: 23.36%

Biotechnology: 5.15%
AnaptysBio Incorporated †	177,235	17,682,736
Array BioPharma Incorporated †	1,413,579	21,486,401
Avrobio Incorporated †	248,200	12,874,134
CRISPR Therapeutics AG †«	281,571	12,487,674
Exact Sciences Corporation †	356,700	28,150,764
Flexion Therapeutics Incorporated †«	1,336,103	24,998,487
Mirati Therapeutics Incorporated †	150,300	7,079,130
Sarepta Therapeutics Incorporated †	169,035	27,300,843

		152,060,169

Health Care Equipment & Supplies: 9.53%
Avanos Medical Incorporated †	488,800	33,482,800
DexCom Incorporated †	284,600	40,709,184
Haemonetics Corporation †	282,000	32,311,560
Hill-Rom Holdings Incorporated	478,170	45,139,248
ICU Medical Incorporated †	165,061	46,670,998
Insulet Corporation †	494,195	52,359,960
iRhythm Technologies Incorporated †	324,700	30,736,102

		281,409,852

Health Care Providers & Services: 3.17%
Amedisys Incorporated †	234,752	29,334,610
WellCare Health Plans Incorporated †	201,100	64,450,539

		93,785,149

Health Care Technology: 1.90%
Veeva Systems Incorporated Class A †	516,700	56,253,129

Life Sciences Tools & Services: 1.26%
Bio-Rad Laboratories Incorporated Class A †	118,500	37,089,315

Pharmaceuticals: 2.35%
Elanco Animal Health Incorporated †	609,118	21,252,127
GW Pharmaceuticals plc ADR †	147,700	25,513,698
MyoKardia Incorporated †	165,245	10,773,974
Wave Life Sciences Limited †	238,300	11,914,997

		69,454,796

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Discovery Fund	13

Security name	Shares	Value

Industrials: 15.81%

Aerospace & Defense: 4.19%
Curtiss-Wright Corporation	357,255	$49,093,982
Mercury Computer Systems Incorporated †	655,319	36,252,247
Teledyne Technologies Incorporated †	155,500	38,358,740

		123,704,969

Building Products: 1.22%
A.O. Smith Corporation	675,900	36,072,783

Commercial Services & Supplies: 3.74%
The Brink’s Company	473,500	33,026,625
Waste Connections Incorporated	970,329	77,403,144

		110,429,769

Construction & Engineering: 1.23%
WillScot Corporation †«	2,109,539	36,178,594

Machinery: 1.05%
Evoqua Water Technologies Company †	1,738,011	30,901,836

Road & Rail: 1.38%
Saia Incorporated †	534,200	40,839,590

Trading Companies & Distributors: 3.00%
SiteOne Landscape Supply Incorporated †	545,243	41,078,608
Univar Incorporated †	1,554,541	47,662,227

		88,740,835

Information Technology: 28.16%

Communications Equipment: 1.04%
Motorola Solutions Incorporated	236,660	30,798,932

Electronic Equipment, Instruments & Components: 4.80%
Littelfuse Incorporated	151,324	29,945,506
Novanta Incorporated †	415,440	28,416,096
Rogers Corporation †	184,299	27,150,929
Zebra Technologies Corporation Class A †	317,800	56,196,574

		141,709,105

IT Services: 13.85%
Black Knight Incorporated †	870,419	45,218,267
EPAM Systems Incorporated †	285,679	39,337,998
Euronet Worldwide Incorporated †	483,972	48,503,674
First Data Corporation Class A †	2,279,600	55,781,812
Gartner Incorporated †	333,200	52,812,200
GreenSky Incorporated Class A †	1,068,004	19,224,072
Shopify Incorporated Class A †«	200,200	32,924,892
Switch Incorporated Class A «	815,981	8,812,595

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Discovery Fund	Portfolio of investments—September 30, 2018

Security name		Shares	Value

IT Services (continued)
Total System Services Incorporated		340,600	$33,630,844
WEX Incorporated †		363,600	72,996,336

			409,242,690

Semiconductors & Semiconductor Equipment: 1.38%
Universal Display Corporation «		344,535	40,620,677

Software: 6.40%
2U Incorporated †		430,700	32,384,333
Envestnet Incorporated †		511,725	31,189,639
Globant SA †		629,400	37,128,306
Proofpoint Incorporated †		345,644	36,752,327
The Ultimate Software Group Incorporated †		160,300	51,647,057

			189,101,662

Technology Hardware, Storage & Peripherals: 0.69%
NCR Corporation †		718,200	20,404,062

Materials: 3.59%

Chemicals: 2.60%
Albemarle Corporation		298,800	29,814,264
Ingevity Corporation †		461,100	46,976,868

			76,791,132

Construction Materials: 0.99%
Vulcan Materials Company		262,900	29,234,480

Total Common Stocks (Cost $2,136,477,659)			2,904,810,356

	Yield
Short-Term Investments: 8.68%

Investment Companies: 8.68%
Securities Lending Cash Investment LLC (l)(r)(u)	2.17%	224,067,768	224,090,174
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.99	32,383,204	32,383,204

Total Short-Term Investments (Cost $256,470,390)			256,473,378

Total investments in securities (Cost $2,392,948,049)	107.03%	3,161,283,734
Other assets and liabilities, net	(7.03)	(207,545,247)

Total net assets	100.00%	$2,953,738,487

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Discovery Fund	15

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	138,258,417	1,130,887,182	1,045,077,831	224,067,768	$(16,792)	$0	$2,101,667	$224,090,174
Wells Fargo Government Money Market Fund Select Class	63,484,377	807,011,865	838,113,038	32,383,204	0	0	772,731	32,383,204

					$(16,792)	$0	$2,874,398	$256,473,378	8.68%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Discovery Fund	Statement of assets and liabilities—September 30, 2018

Assets
Investments in unaffiliated securities (including $214,775,008 of securities loaned), at value (cost $2,136,477,659)	$2,904,810,356
Investments in affiliated securities, at value (cost $256,470,390)	256,473,378
Receivable for investments sold	23,301,176
Receivable for Fund shares sold	3,013,318
Receivable for dividends	386,604
Receivable for securities lending income	699,386

Total assets	3,188,684,218

Liabilities
Payable upon receipt of securities loaned	224,101,649
Payable for investments purchased	5,486,105
Payable for Fund shares redeemed	2,543,196
Management fee payable	1,744,342
Administration fees payable	319,824
Distribution fee payable	25,378
Trustees’ fees and expenses payable	330
Accrued expenses and other liabilities	724,907

Total liabilities	234,945,731

Total net assets	$2,953,738,487

NET ASSETS CONSIST OF
Paid-in capital	$1,842,342,916
Total distributable earnings	1,111,395,571

Total net assets	$2,953,738,487

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$676,929,995
Shares outstanding – Class A1	17,799,418
Net asset value per share – Class A	$38.03
Maximum offering price per share – Class A2	$40.35
Net assets – Class C	$40,860,317
Shares outstanding – Class C1	1,221,152
Net asset value per share – Class C	$33.46
Net assets – Class R6	$530,879,028
Shares outstanding – Class R6[1]	12,865,653
Net asset value per share – Class R6	$41.26
Net assets – Administrator Class	$353,042,267
Shares outstanding – Administrator Class[1]	8,990,199
Net asset value per share – Administrator Class	$39.27
Net assets – Institutional Class	$1,352,026,880
Shares outstanding – Institutional Class[1]	32,936,628
Net asset value per share – Institutional Class	$41.05

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2018	Wells Fargo Discovery Fund	17

Investment income
Dividends (net of foreign withholding taxes of $84,165)	$10,903,553
Securities lending income from affiliates, net	2,101,667
Income from affiliated securities	772,731

Total investment income	13,777,951

Expenses
Management fee	19,461,065
Administration fees
Class A	1,344,288
Class C	84,631
Class R6	127,055
Administrator Class	433,535
Institutional Class	1,639,298
Shareholder servicing fees
Class A	1,600,343
Class C	100,751
Administrator Class	833,457
Distribution fee
Class C	302,253
Custody and accounting fees	128,826
Professional fees	43,480
Registration fees	184,508
Shareholder report expenses	193,284
Trustees’ fees and expenses	24,191
Other fees and expenses	63,659

Total expenses	26,564,624

Net investment loss	(12,786,673)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	373,081,656
Affiliated securities	(16,792)

Net realized gains on investments	373,064,864
Net change in unrealized gains (losses) on investments	224,747,286

Net realized and unrealized gains (losses) on investments	597,812,150

Net increase in net assets resulting from operations	$585,025,477

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Discovery Fund	Statement of changes in net assets

	Year ended September 30, 2018		Year ended September 30, 2017[1]

Operations
Net investment loss		$(12,786,673)		$(12,091,379)
Net realized gains on investments		373,064,864		442,264,301
Net change in unrealized gains (losses) on investments		224,747,286		90,993,116

Net increase in net assets resulting from operations		585,025,477		521,166,038

Distributions to shareholders
Class A		(99,511,453)		(8,136,174)
Class C		(7,025,882)		(671,858)
Class R6		(54,328,520)		(3,804,488)
Administrator Class		(51,960,260)		(4,526,561)
Institutional Class		(179,090,110)		(16,230,955)

Total distributions to shareholders		(391,916,225)		(33,370,036)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,452,010	51,353,312	1,274,807	41,940,957
Class C	112,021	3,424,044	48,882	1,447,999
Class R6	4,113,741	158,001,613	1,956,366	69,699,870
Administrator Class	918,595	33,383,569	1,012,912	34,218,485
Institutional Class	6,492,817	245,683,308	5,741,288	198,618,853

		491,845,846		345,926,164

Reinvestment of distributions
Class A	3,004,879	96,516,712	255,886	7,873,622
Class C	221,675	6,302,232	19,199	537,750
Class R6	1,557,379	54,087,762	116,203	3,804,488
Administrator Class	1,557,195	51,621,001	142,683	4,504,510
Institutional Class	4,841,719	167,426,637	471,707	15,401,227

		375,954,344		32,121,597

Payment for shares redeemed
Class A	(3,309,751)	(116,123,418)	(6,316,847)	(202,308,530)
Class C	(327,097)	(10,270,806)	(666,827)	(19,445,166)
Class R6	(1,827,978)	(69,640,517)	(2,489,101)	(84,079,620)
Administrator Class	(2,456,379)	(87,966,732)	(5,246,628)	(170,695,467)
Institutional Class	(8,225,567)	(314,872,170)	(17,883,060)	(606,158,168)

		(598,873,643)		(1,082,686,951)

Net increase (decrease) in net assets resulting from capital share transactions		268,926,547		(704,639,190)

Total increase (decrease) in net assets		462,035,799		(216,843,188)

Net assets
Beginning of period		2,491,702,688		2,708,545,876

End of period		$2,953,738,487		$2,491,702,688

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and to disaggregate distributions to shareholders between distributions from net investment income and distributions from realized gains. Accumulated net investment loss at September 30, 2017 was $396. The disaggregated distributions information for the year ended September 30, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Discovery Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$36.47	$29.94	$30.48	$32.35	$33.50
Net investment loss	(0.26)	(0.23)	(0.18)[1]	(0.24)	(0.30)
Net realized and unrealized gains (losses) on investments	7.85	7.17	2.23	0.96	1.36

Total from investment operations	7.59	6.94	2.05	0.72	1.06
Distributions to shareholders from
Net realized gains	(6.03)	(0.41)	(2.59)	(2.59)	(2.21)
Net asset value, end of period	$38.03	$36.47	$29.94	$30.48	$32.35
Total return[2]	23.86%	23.42%	7.33%	2.09%	3.15%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.21%	1.20%	1.23%	1.25%
Net expenses	1.20%	1.21%	1.20%	1.21%	1.22%
Net investment loss	(0.69)%	(0.70)%	(0.64)%	(0.64)%	(0.95)%
Supplemental data
Portfolio turnover rate	67%	73%	78%	87%	84%
Net assets, end of period (000s omitted)	$676,930	$607,318	$641,786	$294,661	$335,221

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$32.99	$27.32	$28.24	$30.37	$31.81
Net investment loss	(0.46)	(0.42)[1]	(0.37)[1]	(0.43)[1]	(0.35)
Net realized and unrealized gains (losses) on investments	6.96	6.50	2.04	0.89	1.12

Total from investment operations	6.50	6.08	1.67	0.46	0.77
Distributions to shareholders from
Net realized gains	(6.03)	(0.41)	(2.59)	(2.59)	(2.21)
Net asset value, end of period	$33.46	$32.99	$27.32	$28.24	$30.37
Total return[2]	22.94%	22.51%	6.51%	1.35%	2.33%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.96%	1.95%	1.98%	2.00%
Net expenses	1.95%	1.96%	1.95%	1.96%	1.97%
Net investment loss	(1.45)%	(1.45)%	(1.41)%	(1.39)%	(1.70)%
Supplemental data
Portfolio turnover rate	67%	73%	78%	87%	84%
Net assets, end of period (000s omitted)	$40,860	$40,070	$49,538	$66,772	$84,585

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Discovery Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2018	2017	2016	2015	2014
Net asset value, beginning of period	$38.93	$31.80	$32.08	$33.78	$34.73
Net investment loss	(0.10)[1]	(0.08)	(0.07)	(0.07)	(0.17)
Net realized and unrealized gains (losses) on investments	8.46	7.62	2.38	0.96	1.43

Total from investment operations	8.36	7.54	2.31	0.89	1.26
Distributions to shareholders from
Net realized gains	(6.03)	(0.41)	(2.59)	(2.59)	(2.21)
Net asset value, end of period	$41.26	$38.93	$31.80	$32.08	$33.78
Total return	24.39%	23.98%	7.77%	2.53%	3.60%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.77%	0.76%	0.77%
Net expenses	0.78%	0.78%	0.77%	0.76%	0.77%
Net investment loss	(0.26)%	(0.27)%	(0.22)%	(0.21)%	(0.45)%
Supplemental data
Portfolio turnover rate	67%	73%	78%	87%	84%
Net assets, end of period (000s omitted)	$530,879	$351,268	$300,118	$273,941	$221,043

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$37.44	$30.70	$31.17	$32.99	$34.08
Net investment loss	(0.23)	(0.20)[1]	(0.17)[1]	(0.20)	(0.27)[1]
Net realized and unrealized gains (losses) on investments	8.09	7.35	2.29	0.97	1.39

Total from investment operations	7.86	7.15	2.12	0.77	1.12
Distributions to shareholders from
Net realized gains	(6.03)	(0.41)	(2.59)	(2.59)	(2.21)
Net asset value, end of period	$39.27	$37.44	$30.70	$31.17	$32.99
Total return	23.97%	23.52%	7.40%	2.24%	3.25%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.13%	1.12%	1.09%	1.08%
Net expenses	1.12%	1.13%	1.12%	1.09%	1.08%
Net investment loss	(0.62)%	(0.62)%	(0.58)%	(0.52)%	(0.81)%
Supplemental data
Portfolio turnover rate	67%	73%	78%	87%	84%
Net assets, end of period (000s omitted)	$353,042	$335,898	$400,997	$575,568	$687,537

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Discovery Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$38.79	$31.72	$32.04	$33.76	$34.74
Net investment loss	(0.18)	(0.13)[1]	(0.10)	(0.09)	(0.20)
Net realized and unrealized gains (losses) on investments	8.47	7.61	2.37	0.96	1.43

Total from investment operations	8.29	7.48	2.27	0.87	1.23
Distributions to shareholders from
Net realized gains	(6.03)	(0.41)	(2.59)	(2.59)	(2.21)
Net asset value, end of period	$41.05	$38.79	$31.72	$32.04	$33.76
Total return	24.25%	23.88%	7.68%	2.47%	3.51%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.88%	0.87%	0.82%	0.82%
Net expenses	0.87%	0.88%	0.87%	0.82%	0.82%
Net investment loss	(0.36)%	(0.37)%	(0.32)%	(0.26)%	(0.54)%
Supplemental data
Portfolio turnover rate	67%	73%	78%	87%	84%
Net assets, end of period (000s omitted)	$1,352,027	$1,157,148	$1,316,107	$1,436,125	$1,396,603

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Discovery Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount

Notes to financial statements	Wells Fargo Discovery Fund	25

of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2018, the aggregate cost of all investments for federal income tax purposes was $2,399,438,158 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$819,186,186
Gross unrealized losses	(57,340,610)
Net unrealized gains	$761,845,576

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

26	Wells Fargo Discovery Fund	Notes to financial statements

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Communication services	$168,953,191	$0	$0	$168,953,191
Consumer discretionary	448,622,059	0	0	448,622,059
Consumer staples	87,131,188	0	0	87,131,188
Energy	31,621,310	0	0	31,621,310
Financials	73,659,082	0	0	73,659,082
Health care	690,052,410	0	0	690,052,410
Industrials	466,868,376	0	0	466,868,376
Information technology	831,877,128	0	0	831,877,128
Materials	106,025,612	0	0	106,025,612

Short-term investments
Investment companies	32,383,204	224,090,174	0	256,473,378
Total assets	$2,937,193,560	$224,090,174	$0	$3,161,283,734

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At September 30, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2018, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Discovery Fund	27

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A shares, 1.97% for Class C shares, 0.84% for Class R6 shares, 1.15% for Administrator Class shares, and 0.89% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2018, Funds Distributor received $7,418 from the sale of Class A shares and $1,092 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2018 were $1,781,341,672 and $1,889,440,783, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

28	Wells Fargo Discovery Fund	Notes to financial statements

For the year ended September 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year ended September 30
	2018	2017
Ordinary income	$60,679,267	$0
Long-term capital gain	331,236,958	33,370,036

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$51,161,676	$298,388,719	$761,845,576

Beginning October 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended September 30, 2017 were as follows:

Net realized gains
Class A	$8,136,174
Class C	671,858
Class R6	3,804,488
Administrator Class	4,526,561
Institutional Class	16,230,955

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Discovery Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Discovery Fund (the “Fund”), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 26, 2018

30	Wells Fargo Discovery Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $331,236,958 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2018.

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 18.98% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $11,515,854 of income dividends paid during the fiscal year ended September 30, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2018, $60,679,267 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Discovery Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32	Wells Fargo Discovery Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Discovery Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

34	Wells Fargo Discovery Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Discovery Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Discovery Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Discovery Fund	35

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Russell 2500 Growth Index, for the one-, three- and ten-year periods under review, but lower than its benchmark index for the five-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the period identified above. The Board took note of the explanations for the relative underperformance during this period, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all Classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

36	Wells Fargo Discovery Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Discovery Fund	37

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

38	Wells Fargo Discovery Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Discovery Fund	39
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

317291 11-18 A230/AR230 09-18

Annual Report

September 30, 2018

Wells Fargo Enterprise Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Enterprise Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Economic growth and stock markets globally diverged beginning early in 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Enterprise Fund for the 12-month period that ended September 30, 2018. A strong fourth-quarter performance for equity and fixed-income markets closed 2017. Economic growth and stock markets globally diverged beginning early in 2018. For fixed-income investors, taxable bond returns were restrained in a rising-rate environment while high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 17.91% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.76%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.22% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.45%. The Bloomberg Barclays Municipal Bond Index6 added 0.35%, and the ICE BofAML U.S. High Yield Index7 was up 2.94%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases generally benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Enterprise Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the third quarter of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71%, while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the range for the federal funds rate from 1.75% to 2.00%, then again in September from 2.00% to 2.25%. Observers expected at least one more rate increase before the end of 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.05% and 3.19%, respectively, on September 30, 2018, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Enterprise Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Enterprise Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of September 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SENAX)	2-24-2000	13.88	9.48	11.12	20.83	10.78	11.78	1.26	1.18
Class C (WENCX)	3-31-2008	18.93	9.95	10.95	19.93	9.95	10.95	2.01	1.93
Class R6 (WENRX)	10-31-2014	–	–	–	21.30	11.19	12.21	0.83	0.80
Administrator Class (SEPKX)	8-30-2002	–	–	–	20.95	10.90	11.92	1.18	1.10
Institutional Class (WFEIX)	6-30-2003	–	–	–	21.24	11.15	12.19	0.93	0.85
Russell MidCap® Growth Index[4]	–	–	–	–	21.10	13.00	13.46	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Enterprise Fund	7

Growth of $10,000 investment as of September 30, 2018[5]

[1]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect the expenses of Class R6. If these expenses had been included, returns for Class R6 shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Enterprise Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charge) modestly lagged its benchmark, the Russell MidCap® Growth Index, for the 12-month period that ended September 30, 2018.

∎	Stock selection within the industrials and consumer discretionary sectors detracted from performance.

∎	Stock selection in the health care and communication services sectors contributed to performance.

As the period began, bullish sentiment for U.S. equities was apparent as global growth was synchronized, corporate earnings were strong, widespread tax cuts had been passed, and deregulations were being enacted. More recently, evidence began to mount that global economic growth has clearly become desynchronized as foreign equity markets, specifically emerging markets, experienced heightened volatility. The U.S. market, however, remained largely rational and supportive of our bottom-up, fundamentally based investment process.

Ten largest holdings (%) as of September 30, 2018[6]
First Data Corporation Class A	2.84
Waste Connections Incorporated	2.59
Edwards Lifesciences Corporation	2.37
Gartner Incorporated	2.19
WEX Incorporated	2.17
ServiceNow Incorporated	2.08
Cintas Corporation	2.08
Rockwell Automation Incorporated	2.03
WellCare Health Plans Incorporated	2.03
Autodesk Incorporated	1.97

Stock selection benefited the Fund’s relative performance, especially within health care and communication services.

Within the health care sector, Veeva Systems Incorporated delivered a notable contribution to the Fund’s performance. Veeva’s growth is at the intersection of health care and information technology. While classified as a health care company, Veeva is benefiting from innovation in both the life-sciences and software industries. The company provides cloud-based customer relationship management (CRM) software with a specific emphasis on the life-sciences industry. Veeva’s products facilitate sales and marketing compliance within the pharmaceutical and biotechnology industries. The company has a dominant market-share position within the pharmaceutical industry, where roughly half of the largest companies use Veeva’s platform. In addition to Veeva’s legacy CRM business, the company’s Vault product has provided a new path for growth. Vault provides a software solution to manage clinical trial data and documents. Recently, strong growth in sales and adoption of Vault were largely responsible for the company reporting better-than-expected earnings that helped the holding contribute to returns over the past 12 months. Additionally, Veeva is beginning to show growth outside the health care industry. We view the company as possessing a very strong management team and impressive margins.

Within the communication services sector, our position in Take-Two Interactive Software, Incorporated, contributed to returns over the past 12 months as the video game software company reported consistently strong financial results. Take-Two, like many game-software firms, is benefiting from rising digital downloads and in-game monetization opportunities. These revenue streams offer significantly higher profit-margin opportunities. The company’s flagship Grand Theft Auto franchise continues to produce strong results as the online version of the game has meaningfully exceeded expectations.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Enterprise Fund	9

Sector distribution as of September 30, 2018[7]

Security selection in the consumer discretionary and industrials sectors detracted from the Fund’s performance.

Within the consumer discretionary sector, macroeconomic concerns weighed on Melco Resorts & Entertainment Limited. Our original thesis on Melco, an operator of resort hotels and casinos in Macau, China, is playing out much as we expected. The company’s new property, Morpheus, has added much needed room supply and has been successful in attracting mass premium guests. Recently, however, investor concern mounted regarding the impact of proposed tariffs on the Chinese consumer. Coupled with Chinese currency volatility, these concerns negatively influenced sentiment for China-exposed consumer companies and helped send Melco shares down sharply. We have maintained our position, as we feel these macro issues eventually will dissipate and the current risk/return profile of the holding is attractive.

Within the industrials sector, the Fund’s position in The Brink’s Company detracted from performance. Brink’s, the cash management and logistics provider, experienced a sharp correction as a result of its exposure to Argentina. The Argentine peso devalued considerably, which reduced Brink’s earnings when translated back into U.S. dollars. We feel the currency issue is transitory in nature and the main tenets of our investment thesis remain valid. As such, we have maintained a position in the company.

We remain somewhat cautious given geopolitical and macroeconomic uncertainties; however, we maintain confidence in the Fund’s positioning.

Looking broadly at financial markets through our lens of a bottom-up, fundamentally based investment process, we see ample reasons to maintain a cautious stance given factors such as trade wars, political instability, softness in China, and a hawkish U.S. Federal Reserve. We are, however, unquestionably excited about companies held in the portfolio, those with organic growth and on the right side of change. Yet, with uncertainties on the rise, we advise clients to be mindful of downside risks and to moderate return expectations.

From a portfolio positioning standpoint, our strategy is to stay balanced. We have a healthy allocation to core holdings, which are companies with consistent and durable fundamentals. These are businesses with highly profitable models, massive competitive advantages, and long runways of visible growth. On the other side, we own companies we consider to have idiosyncratic qualities. These are developing situations, which allow our process to find stocks that have unique drivers that are not yet clearly visible to investors. These companies typically trade at reasonable valuations and, importantly, should buffer volatility if the market rotates out of momentum and high-beta factors. Finally, we are being very selective with the parts of our universe where valuations are approaching extremes, including certain cloud-software, medical-device, and biotechnology companies. The portfolio is full of companies with strong fundamentals and superior earnings growth, and yet it trades at a reasonable valuation profile. This is an attractive setup and has us excited to continue to generate strong performance for our clients.

Please see footnotes on page 7.

10	Wells Fargo Enterprise Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2018	Ending account value 9-30-2018	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,116.83	$6.26	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97	1.18%
Class C
Actual	$1,000.00	$1,112.59	$10.22	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.75	1.93%
Class R6
Actual	$1,000.00	$1,119.04	$4.25	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05	0.80%
Administrator Class
Actual	$1,000.00	$1,117.52	$5.82	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.57	$5.55	1.10%
Institutional Class
Actual	$1,000.00	$1,118.72	$4.51	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2018	Wells Fargo Enterprise Fund	11

Security name	Shares	Value

Common Stocks: 99.75%

Communication Services: 7.19%

Entertainment: 4.61%
Nintendo Company Limited ADR	235,400	$10,702,461
Take-Two Interactive Software Incorporated †	99,900	13,785,201
World Wrestling Entertainment Incorporated Class A	110,800	10,717,684

		35,205,346

Interactive Media & Services: 2.58%
Match Group Incorporated †«	205,900	11,923,669
Yandex NV Class A †	235,900	7,758,751

		19,682,420

Consumer Discretionary: 15.30%

Auto Components: 1.91%
Aptiv plc	173,685	14,572,172

Automobiles: 1.28%
Ferrari NV «	71,100	9,734,301

Diversified Consumer Services: 2.84%
Adtalem Global Education Incorporated †	197,900	9,538,780
Bright Horizons Family Solutions Incorporated †	103,200	12,161,088

		21,699,868

Hotels, Restaurants & Leisure: 6.27%
Chipotle Mexican Grill Incorporated †	24,200	10,999,384
Hilton Grand Vacations Incorporated †	278,600	9,221,660
Melco Resorts & Entertainment Limited ADR	340,500	7,201,575
Six Flags Entertainment Corporation «	119,400	8,336,508
Vail Resorts Incorporated	44,217	12,134,029

		47,893,156

Internet & Direct Marketing Retail: 1.31%
MercadoLibre Incorporated	29,400	10,009,818

Specialty Retail: 1.69%
Burlington Stores Incorporated †	79,300	12,919,556

Consumer Staples: 2.56%

Beverages: 1.22%
Constellation Brands Incorporated Class A	43,300	9,336,346

Food Products: 1.34%
Lamb Weston Holdings Incorporated	153,000	10,189,800

Energy: 1.16%

Oil, Gas & Consumable Fuels: 1.16%
Diamondback Energy Incorporated	65,600	8,868,464

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Enterprise Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Financials: 3.06%

Capital Markets: 3.06%
Intercontinental Exchange Incorporated	161,225	$12,074,140
Raymond James Financial Incorporated	122,600	11,285,330

		23,359,470

Health Care: 17.95%

Biotechnology: 1.43%
Exact Sciences Corporation †	82,200	6,487,224
Sarepta Therapeutics Incorporated †	27,700	4,473,827

		10,961,051

Health Care Equipment & Supplies: 8.27%
Align Technology Incorporated †	19,000	7,433,180
Avanos Medical Incorporated †	110,200	7,548,700
DexCom Incorporated †	73,300	10,484,832
Edwards Lifesciences Corporation †	103,800	18,071,580
Hill-Rom Holdings Incorporated	110,900	10,468,960
Insulet Corporation †	86,400	9,154,080

		63,161,332

Health Care Providers & Services: 2.03%
WellCare Health Plans Incorporated †	48,300	15,479,667

Health Care Technology: 1.77%
Veeva Systems Incorporated Class A †	123,900	13,488,993

Life Sciences Tools & Services: 2.84%
Bio-Rad Laboratories Incorporated Class A †	31,300	9,796,587
Illumina Incorporated †	32,500	11,929,450

		21,726,037

Pharmaceuticals: 1.61%
Elanco Animal Health Incorporated †	158,287	5,522,633
GW Pharmaceuticals plc ADR †«	39,000	6,736,860

		12,259,493

Industrials: 15.61%

Aerospace & Defense: 2.91%
Curtiss-Wright Corporation	88,916	12,218,837
Teledyne Technologies Incorporated †	40,500	9,990,540

		22,209,377

Building Products: 1.14%
A.O. Smith Corporation	163,700	8,736,669

Commercial Services & Supplies: 5.62%
Cintas Corporation	80,100	15,844,581
The Brink’s Company	105,100	7,330,725
Waste Connections Incorporated	247,639	19,754,163

		42,929,469

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Enterprise Fund	13

Security name	Shares	Value

Electrical Equipment: 2.03%
Rockwell Automation Incorporated	82,700	$15,507,904

Machinery: 0.99%
Evoqua Water Technologies Company †	424,434	7,546,437

Trading Companies & Distributors: 2.92%
SiteOne Landscape Supply Incorporated †	129,700	9,771,598
Univar Incorporated †	408,346	12,519,888

		22,291,486

Information Technology: 30.62%

Communications Equipment: 1.11%
Motorola Solutions Incorporated	64,940	8,451,292

Electronic Equipment, Instruments & Components: 2.68%
Littelfuse Incorporated	35,300	6,985,517
Zebra Technologies Corporation Class A †	76,400	13,509,812

		20,495,329

IT Services: 16.02%
Black Knight Incorporated †	212,500	11,039,375
EPAM Systems Incorporated †	78,754	10,844,426
First Data Corporation Class A †	885,500	21,668,185
FleetCor Technologies Incorporated †	49,500	11,278,080
Gartner Incorporated †	105,600	16,737,600
GreenSky Incorporated Class A †	278,400	5,011,200
PagSeguro Digital Limited Class A †	260,500	7,208,035
Shopify Incorporated Class A †	47,200	7,762,512
Switch Incorporated Class A «	209,824	2,266,099
Total System Services Incorporated	120,900	11,937,665
WEX Incorporated †	82,500	16,562,700

		122,315,877

Semiconductors & Semiconductor Equipment: 3.43%
Infineon Technologies AG ADR	327,800	7,447,616
Marvell Technology Group Limited	427,100	8,243,030
Universal Display Corporation «	88,900	10,481,310

		26,171,956

Software: 7.38%
Autodesk Incorporated †	96,400	15,049,004
Red Hat Incorporated †	93,000	12,674,040
ServiceNow Incorporated †	81,250	15,894,938
Ultimate Software Group Incorporated †	39,400	12,694,286

		56,312,268

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Enterprise Fund	Portfolio of investments—September 30, 2018

Security name		Shares	Value

Materials: 5.20%

Chemicals: 3.82%
Air Products & Chemicals Incorporated		56,000	$9,354,800
Albemarle Corporation		77,300	7,712,994
The Sherwin-Williams Company		26,600	12,108,586

			29,176,380

Construction Materials: 1.38%
Vulcan Materials Company		94,500	10,508,400

Real Estate: 1.10%

Equity REITs: 1.10%
SBA Communications Corporation †		52,100	8,368,823

Total Common Stocks (Cost $564,637,870)			761,568,957

	Yield
Short-Term Investments: 5.08%

Investment Companies: 5.08%
Securities Lending Cash Investment LLC (l)(r)(u)	2.17%	33,993,921	33,997,320
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.99	4,785,042	4,785,042

Total Short-Term Investments (Cost $38,782,362)			38,782,362

Total investments in securities (Cost $603,420,232)	104.83%	800,351,319
Other assets and liabilities, net	(4.83)	(36,888,117)

Total net assets	100.00%	$763,463,202

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Enterprise Fund	15

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized losses	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	24,700,733	383,384,128	374,090,940	33,993,921	$(2,446)	$0	$213,340	$33,997,320
Wells Fargo Government Money Market Fund Select Class	7,539,373	213,718,755	216,473,086	4,785,042	0	0	114,143	4,785,042

					$(2,446)	$0	$327,483	$38,782,362	5.08%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Enterprise Fund	Statement of assets and liabilities—September 30, 2018

Assets
Investments in unaffiliated securities (including $32,711,635 of securities loaned), at value (cost $564,637,870)	$761,568,957
Investments in affiliated securities, at value (cost $38,782,362)	38,782,362
Receivable for investments sold	410,704
Receivable for Fund shares sold	158,401
Receivable for dividends	155,898
Receivable for securities lending income	20,377
Prepaid expenses and other assets	51,269

Total assets	801,147,968

Liabilities
Payable upon receipt of securities loaned	33,999,688
Payable for investments purchased	2,619,651
Management fee payable	433,916
Payable for Fund shares redeemed	246,629
Administration fees payable	120,973
Distribution fee payable	4,764
Accrued expenses and other liabilities	259,145

Total liabilities	37,684,766

Total net assets	$763,463,202

NET ASSETS CONSIST OF
Paid-in capital	$486,645,147
Total distributable earnings	276,818,055

Total net assets	$763,463,202

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$655,338,315
Shares outstanding – Class A1	12,373,535
Net asset value per share – Class A	$52.96
Maximum offering price per share – Class A2	$56.19
Net assets – Class C	$7,628,942
Shares outstanding – Class C1	163,212
Net asset value per share – Class C	$46.74
Net assets – Class R6	$48,363,222
Shares outstanding – Class R6[1]	827,116
Net asset value per share – Class R6	$58.47
Net assets – Administrator Class	$3,687,197
Shares outstanding – Administrator Class[1]	66,060
Net asset value per share – Administrator Class	$55.82
Net assets – Institutional Class	$48,445,526
Shares outstanding – Institutional Class[1]	830,511
Net asset value per share – Institutional Class	$58.33

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2018	Wells Fargo Enterprise Fund	17

Investment income
Dividends (net of foreign withholding taxes of $42,203)	$3,782,939
Securities lending income from affiliates, net	213,340
Income from affiliated securities	114,143

Total investment income	4,110,422

Expenses
Management fee	5,397,099
Administration fees
Class A	1,303,720
Class C	18,367
Class R6	13,549
Administrator Class	4,775
Institutional Class	63,483
Shareholder servicing fees
Class A	1,552,048
Class C	21,866
Administrator Class	8,973
Distribution fee
Class C	65,597
Custody and accounting fees	62,510
Professional fees	42,155
Registration fees	101,983
Shareholder report expenses	83,251
Trustees’ fees and expenses	20,925
Other fees and expenses	18,150

Total expenses	8,778,451
Less: Fee waivers and/or expense reimbursements	(467,414)

Net expenses	8,311,037

Net investment loss	(4,200,615)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	90,690,120
Affiliated securities	(2,446)

Net realized gains (losses) on investments	90,687,674
Net change in unrealized gains (losses) on investments	51,811,573

Net realized and unrealized gains (losses) on investments	142,499,247

Net increase in net assets resulting from operations	$138,298,632

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Enterprise Fund	Statement of changes in net assets

	Year ended September 30, 2018		Year ended September 30, 2017[1]

Operations
Net investment loss		$(4,200,615)		$(3,345,751)
Net realized gains on investments		90,687,674		81,607,624
Net change in unrealized gains (losses) on investments		51,811,573		50,265,823

Net increase in net assets resulting from operations		138,298,632		128,527,696

Distributions to shareholders
Class A		(61,896,652)		(23,114,697)
Class C		(1,047,354)		(425,970)
Class R6		(4,095,973)		(1,209,334)
Administrator Class		(378,790)		(197,246)
Institutional Class		(4,654,368)		(2,319,994)

Total distributions to shareholders		(72,073,137)		(27,267,241)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	185,378	9,099,671	195,089	8,516,613
Class C	4,536	198,917	13,435	531,304
Class R6	178,922	9,819,356	53,059	2,534,424
Administrator Class	12,688	658,208	24,924	1,147,821
Institutional Class	132,493	7,163,466	211,541	10,100,449

		26,939,618		22,830,611

Reinvestment of distributions
Class A	1,280,198	58,530,640	533,814	21,805,829
Class C	25,557	1,037,343	10,964	405,900
Class R6	81,337	4,092,854	27,250	1,209,334
Administrator Class	7,722	371,790	4,560	195,026
Institutional Class	89,154	4,477,339	51,089	2,264,283

		68,509,966		25,880,372

Payment for shares redeemed
Class A	(1,203,590)	(59,203,661)	(1,542,559)	(67,085,160)
Class B	N/A	N/A	(9,343)[2]	(353,582)[2]
Class C	(69,340)	(3,062,717)	(62,115)	(2,474,823)
Class R6	(108,785)	(6,087,430)	(62,855)	(2,999,473)
Administrator Class	(26,820)	(1,379,035)	(64,120)	(3,098,008)
Institutional Class	(425,040)	(22,883,844)	(587,234)	(27,287,442)

		(92,616,687)		(103,298,488)

Net increase (decrease) in net assets resulting from capital share transactions		2,832,897		(54,587,505)

Total increase in net assets		69,058,392		46,672,950

Net assets
Beginning of period		694,404,810		647,731,860

End of period		$763,463,202		$694,404,810

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and to disaggregate distributions to shareholders between distributions from net investment income and distributions from realized gains. Accumulated net investment loss at September 30, 2017 was $22,316. The disaggregated distributions information for the year ended September 30, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Enterprise Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$48.80	$41.94	$41.90	$47.93	$49.54
Net investment loss	(0.31)	(0.25)	(0.21)[1]	(0.29)	(0.43)[1]
Net realized and unrealized gains (losses) on investments	9.66	8.94	3.61	0.18	3.00

Total from investment operations	9.35	8.69	3.40	(0.11)	2.57
Distributions to shareholders from
Net realized gains	(5.19)	(1.83)	(3.36)	(5.92)	(4.18)
Net asset value, end of period	$52.96	$48.80	$41.94	$41.90	$47.93
Total return[2]	20.83%	21.55%	8.63%	(0.67)%	5.27%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.26%	1.26%	1.29%	1.29%
Net expenses	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment loss	(0.61)%	(0.55)%	(0.52)%	(0.60)%	(0.87)%
Supplemental data
Portfolio turnover rate	62%	75%	99%	101%	98%
Net assets, end of period (000s omitted)	$655,338	$591,002	$542,077	$370,743	$417,971

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$43.95	$38.23	$38.75	$45.07	$47.14
Net investment loss	(0.60)[1]	(0.85)	(0.47)[1]	(0.59)[1]	(0.75)[1]
Net realized and unrealized gains (losses) on investments	8.58	8.40	3.31	0.19	2.86

Total from investment operations	7.98	7.55	2.84	(0.40)	2.11
Distributions to shareholders from
Net realized gains	(5.19)	(1.83)	(3.36)	(5.92)	(4.18)
Net asset value, end of period	$46.74	$43.95	$38.23	$38.75	$45.07
Total return[2]	19.93%	20.66%	7.80%	(1.41)%	4.49%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.01%	2.01%	2.04%	2.04%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.37)%	(1.13)%	(1.28)%	(1.36)%	(1.62)%
Supplemental data
Portfolio turnover rate	62%	75%	99%	101%	98%
Net assets, end of period (000s omitted)	$7,629	$8,898	$9,181	$9,399	$9,658

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Enterprise Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2018	2017	2016	2015[1]
Net asset value, beginning of period	$53.17	$45.37	$44.89	$52.65
Net investment loss	(0.13)[2]	(0.08)	(0.06)[2]	(0.08)
Net realized and unrealized gains (losses) on investments	10.62	9.71	3.90	(1.76)

Total from investment operations	10.49	9.63	3.84	(1.84)
Distributions to shareholders from
Net realized gains	(5.19)	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$58.47	$53.17	$45.37	$44.89
Total return[3]	21.30%	22.01%	9.06%	(3.84)%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.83%	0.81%
Net expenses	0.80%	0.80%	0.80%	0.80%
Net investment loss	(0.23)%	(0.17)%	(0.14)%	(0.19)%
Supplemental data
Portfolio turnover rate	62%	75%	99%	101%
Net assets, end of period (000s omitted)	$48,363	$35,923	$29,861	$24

[1]	For the period from October 31, 2014 (commencement of class operations) to September 30, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$51.12	$43.81	$43.58	$49.54	$51.03
Net investment loss	(0.28)[1]	(0.20)[1]	(0.18)[1]	(0.23)[1]	(0.37)[1]
Net realized and unrealized gains (losses) on investments	10.17	9.34	3.77	0.19	3.06

Total from investment operations	9.89	9.14	3.59	(0.04)	2.69
Distributions to shareholders from
Net realized gains	(5.19)	(1.83)	(3.36)	(5.92)	(4.18)
Net asset value, end of period	$55.82	$51.12	$43.81	$43.58	$49.54
Total return	20.95%	21.66%	8.74%	(0.46)%	5.33%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.18%	1.15%	1.09%	1.12%
Net expenses	1.10%	1.10%	1.07%	1.07%	1.09%
Net investment loss	(0.53)%	(0.44)%	(0.41)%	(0.47)%	(0.74)%
Supplemental data
Portfolio turnover rate	62%	75%	99%	101%	98%
Net assets, end of period (000s omitted)	$3,687	$3,705	$4,693	$3,542	$44,760

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Enterprise Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$53.08	$45.32	$44.87	$50.77	$52.07
Net investment loss	(0.15)[1]	(0.09)[1]	(0.09)[1]	(0.13)[1]	(0.28)[1]
Net realized and unrealized gains (losses) on investments	10.59	9.68	3.90	0.15	3.16

Total from investment operations	10.44	9.59	3.81	0.02	2.88
Distributions to shareholders from
Net realized gains	(5.19)	(1.83)	(3.36)	(5.92)	(4.18)
Net asset value, end of period	$58.33	$53.08	$45.32	$44.87	$50.77
Total return	21.24%	21.97%	8.97%	(0.32)%	5.61%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.93%	0.93%	0.88%	0.86%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.29)%	(0.19)%	(0.21)%	(0.27)%	(0.54)%
Supplemental data
Portfolio turnover rate	62%	75%	99%	101%	98%
Net assets, end of period (000s omitted)	$48,446	$54,877	$61,563	$87,279	$76,790

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Enterprise Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Enterprise Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the

Notes to financial statements	Wells Fargo Enterprise Fund	25

fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2018, the aggregate cost of all investments for federal income tax purposes was $604,365,124 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$208,695,143
Gross unrealized losses	(12,708,948)
Net unrealized gains	$195,986,195

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Wells Fargo Enterprise Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Communication services	$54,887,766	$0	$0	$54,887,766
Consumer discretionary	116,828,871	0	0	116,828,871
Consumer staples	19,526,146	0	0	19,526,146
Energy	8,868,464	0	0	8,868,464
Financials	23,359,470	0	0	23,359,470
Health care	137,076,573	0	0	137,076,573
Industrials	119,221,342	0	0	119,221,342
Information technology	233,746,722	0	0	233,746,722
Materials	39,684,780	0	0	39,684,780
Real estate	8,368,823	0	0	8,368,823

Short-term investments
Investment companies	4,785,042	33,997,320	0	38,782,362
Total assets	$766,353,999	$33,997,320	$0	$800,351,319

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At September 30, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2018, the management fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Notes to financial statements	Wells Fargo Enterprise Fund	27

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class C shares, 0.80% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2018, Funds Distributor received $4,293 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2018 were $447,579,003 and $514,604,923, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year ended September 30
	2018	2017
Ordinary income	$10,391,651	$0
Long-term capital gain	61,681,486	27,267,241

28	Wells Fargo Enterprise Fund	Notes to financial statements

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$14,372,015	$66,482,394	$195,986,195

Beginning October 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended September 30, 2017 were as follows:

Net realized gains
Class A	$23,114,697
Class C	425,970
Class R6	1,209,334
Administrator Class	197,246
Institutional Class	2,319,994

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Enterprise Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Enterprise Fund (the “Fund”), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 26, 2018

30	Wells Fargo Enterprise Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 29.90% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $61,681,486 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $4,945,841 of income dividends paid during the fiscal year ended September 30, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2018, $10,391,651 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Enterprise Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32	Wells Fargo Enterprise Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Enterprise Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

34	Wells Fargo Enterprise Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Enterprise Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Enterprise Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Enterprise Fund	35

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-year period under review, but lower than the average investment performance of the Universe for the three-, five- and ten-year periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell Midcap Growth Index, for the one-year period under review, but lower than its benchmark index for the three-, five- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for Class A, Administrator Class and Institutional Class, but higher than the median net operating expense ratios of the expense Group for Class R6.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for Class A, Administrator Class and Institutional Class, but higher than the sum of these average rates for the Fund’s expense Group for Class R6. The Board discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce the management fees paid by the Fund to Funds Management.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

36	Wells Fargo Enterprise Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce the management fees paid by the Fund to Funds Management.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Enterprise Fund	37

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

38	Wells Fargo Enterprise Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Enterprise Fund	39
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

317293 11-18 A231/AR231 09-18

Annual Report

September 30, 2018

Wells Fargo Opportunity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Opportunity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Economic growth and stock markets globally diverged beginning early in 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Opportunity Fund for the 12-month period that ended September 30, 2018. A strong fourth-quarter performance for equity and fixed-income markets closed 2017. Economic growth and stock markets globally diverged beginning early in 2018. For fixed-income investors, taxable bond returns were restrained in a rising-rate environment while high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 17.91% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.76%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.22% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.45%. The Bloomberg Barclays Municipal Bond Index6 added 0.35%, and the ICE BofAML U.S. High Yield Index7 was up 2.94%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases generally benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Opportunity Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the third quarter of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71%, while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the range for the federal funds rate from 1.75% to 2.00%, then again in September from 2.00% to 2.25%. Observers expected at least one more rate increase before the end of 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.05% and 3.19%, respectively, on September 30, 2018, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Opportunity Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Christopher G. Miller, CFA®

Average annual total returns (%) as of September 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SOPVX)	2-24-2000	8.53	9.71	9.79	15.16	11.01	10.44	1.21	1.21
Class C (WFOPX)	3-31-2008	13.31	10.18	9.62	14.31	10.18	9.62	1.96	1.96
Administrator Class (WOFDX)	8-30-2002	–	–	–	15.38	11.25	10.70	1.13	1.00
Institutional Class (WOFNX)	7-30-2010	–	–	–	15.69	11.53	10.91	0.88	0.75
Russell 3000® Index[4]	–	–	–	–	17.58	13.46	12.01	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Opportunity Fund	7

Growth of $10,000 investment as of September 30, 2018[5]

[1]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Opportunity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended September 30, 2018.

∎	Stock selection in the information technology (IT), consumer discretionary, and financials sectors detracted the most from performance.

∎	Positioning and stock selection added value in the energy, consumer staples, and communication services sectors.

The U.S. stock market rallied and many U.S. stock market indices hit new all-time highs during the reporting period. The Fund’s benchmark was no exception and rose 17.58% for the 12-month period. Market volatility hit an all-time low in the last quarter of 2017 and, except for a brief spike in the first quarter of 2018, has remained low for most of the period. Across the broader market spectrum, larger-cap and growth stocks generally have outperformed smaller-cap and value stocks.

A number of factors influenced the U.S. stock market during the period. The lowering of corporate taxes, reduction in burdensome regulations, and other pro-growth government policies fueled optimism in U.S. businesses and bolstered overall economic activity. The U.S. equity markets also benefited from the repatriation of cash held overseas, a significant ramp-up in share buybacks, increased capital spending, and high-profile merger and acquisition activity. By the end of the period, U.S. gross domestic product had increased for the 17th quarter in a row, unemployment was at recovery lows, and job openings were at recovery highs. Lower personal income taxes and household debt ratios combined with higher household net worth fueled consumer confidence and optimism. The U.S. government was actively negotiating trade agreements and even put some tariffs in place, but neither trade nor other geopolitical events had much of an impact on the equity markets. The U.S. Federal Reserve (Fed) raised its benchmark interest rate four times during the reporting period, most recently to a range of 2.00% to 2.25% at its September 2018 meeting.

Through all of the market and economic events that occurred during the reporting period and with the expectation of tighter U.S. monetary policy going forward, we continued to seek well-positioned companies—those with solid business models, strong management teams, and healthy cash flows—trading at attractive discounts to their private market values (PMVs). The PMV represents the expected price that would have to be paid for the entire company if it were acquired or taken private.

Ten largest holdings (%) as of September 30, 2018[6]
Alphabet Incorporated Class C	3.74
LivaNova plc	3.34
Salesforce.com Incorporated	3.21
Concho Resources Incorporated	3.17
MasterCard Incorporated Class A	2.68
EOG Resources Incorporated	2.65
E*TRADE Financial Corporation	2.47
Apple Incorporated	2.34
Novartis AG ADR	2.30
Airbus SE	2.15

Stock selection in the IT and consumer discretionary sectors hindered Fund performance.

All sectors in the benchmark had positive returns for the period, with IT and consumer discretionary being the best performers, returning 36% and 31%, respectively. However, Fund holdings in those sectors, particularly within the software, semiconductors, automobiles, and specialty retail industries, were unable to keep up with the benchmark and therefore detracted from performance. Broadcom Limited was a long-time holding that had previously been a strong performer benefiting from proliferation of wireless technology, exposure to the iPhone product cycle, and several accretive mergers. However, in June 2018, the company announced the acquisition of CA Technologies. This acquisition of a legacy infrastructure software business with declining revenues was unexpected and signaled a confusing change in corporate direction, causing us to exit our position. In the automobile industry, General Motors Company declined after lowering forecasts due to concerns over inflation, steel prices, tariffs, and the Chinese markets. In the specialty retail industry, L Brands, Incorporated, is well known for its Victoria’s Secret and Bath & Body Works brands, but unfortunately, the company lost value as it continued to lower earnings guidance even as top-line sales were growing. The largest single detractor from performance was in the health care space—Celgene Corporation, a biotechnology company that focuses on cancer and inflammatory diseases; it declined due to pricing pressures, increased competition, and the discontinuation and/or delay of certain therapeutics in its pipeline. We continue to hold the stock, as it remains attractively valued versus the growth opportunity.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Opportunity Fund	9

Sector distribution as of September 30, 2018[7]

Fund performance benefited from positioning and stock selection in the energy, consumer staples, and communication services sectors.

Holdings in the energy sector beat the benchmark and returned about 30%, aided by a 46% increase in West Texas Intermediate crude-oil prices, supply disruptions, and a favorable demand backdrop. Two notable holdings were RSP Permian, Incorporated*, and EOG Resources, Incorporated. Our overweight to exploration and production versus our underexposure to energy services companies also enhanced performance. Energy services continued to face hypercompetition, high debt levels, and low capital expenditures from producers. In the communication services sector, Twenty-First Century

Fox, Incorporated, rose 79% during the period after it announced its intention to spin off certain parts of the company and multiple suitors competed for those assets. Consumer staples was one of the lowest-performing sectors in the benchmark, and the Fund’s underweight aided relative performance. Salesforce.com, Incorporated, a software-as-a-service (SaaS) customer relationship management software company, was the largest contributor to performance. It had previously traded at a discount to other high-quality SaaS companies, but its valuation multiple increased as it continued to grow and demonstrate the durability of its business model and its competitive position.

Our focus remains constant: to add value for shareholders through investment in attractively priced Fund holdings.

Our methodology includes buying stocks at a discount to their estimated PMV and selling stocks as they approach or exceed the upper end of their PMV range. Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, our process led us to be overweight the health care, financials, and energy sectors and underweight the consumer staples, utilities, and consumer discretionary sectors. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of historical company acquisitions across industries, sectors, and time frames enables us to maintain an extensive foundation for assessing the PMVs of companies compared with their public stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMV.

Looking ahead, interest rates, energy prices, and the policies of the U.S. government likely may be themes that influence the overall market and the relative performance of the Fund. Lower taxes and reduced regulations have already had an impact on the overall U.S. economy. The government has been actively negotiating trade agreements, with the first major deal between the U.S., Mexico, and Canada reached on the last day of the reporting period. However, the outcome of the midterm elections and subsequent influence on the direction of U.S. policy remain key items to watch. The Fed has signaled more rate hikes in late 2018 and 2019 if labor markets tighten further, global economic risks remain well balanced, and inflation measures hit the Fed’s target.

Please see footnotes on page 7.

10	Wells Fargo Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2018	Ending account value 9-30-2018	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,085.56	$6.30	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.03	$6.10	1.21%
Class C
Actual	$1,000.00	$1,081.69	$10.20	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$9.88	1.95%
Administrator Class
Actual	$1,000.00	$1,086.96	$5.23	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%
Institutional Class
Actual	$1,000.00	$1,088.33	$3.93	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2018	Wells Fargo Opportunity Fund	11

Security name	Shares	Value

Common Stocks: 99.30%

Communication Services: 8.62%

Entertainment: 1.37%
Twenty-First Century Fox Incorporated Class B	549,771	$25,190,506

Interactive Media & Services: 5.63%
Alphabet Incorporated Class C †	57,496	68,619,751
Facebook Incorporated Class A †	210,721	34,655,176

		103,274,927

Media: 1.62%
Comcast Corporation Class A	835,970	29,601,698

Consumer Discretionary: 8.49%

Automobiles: 1.65%
General Motors Company	897,905	30,232,461

Hotels, Restaurants & Leisure: 2.15%
Starbucks Corporation	693,074	39,394,326

Internet & Direct Marketing Retail: 2.06%
Amazon.com Incorporated †	18,860	37,776,580

Multiline Retail: 1.91%
Dollar General Corporation	320,751	35,058,084

Specialty Retail: 0.72%
L Brands Incorporated	436,639	13,230,162

Consumer Staples: 2.57%

Beverages: 1.23%
Molson Coors Brewing Company Class B	367,235	22,584,953

Household Products: 1.34%
Church & Dwight Company Incorporated	414,290	24,596,397

Energy: 8.04%

Oil, Gas & Consumable Fuels: 8.04%
Cimarex Energy Company	128,776	11,968,441
Concho Resources Incorporated †	380,713	58,153,911
EOG Resources Incorporated	380,799	48,578,528
Noble Energy Incorporated	925,300	28,860,107

		147,560,987

Financials: 15.71%

Banks: 5.50%
Pinnacle Financial Partners Incorporated	495,027	29,775,874
PNC Financial Services Group Incorporated	251,524	34,255,054
Webster Financial Corporation	625,731	36,893,100

		100,924,028

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Opportunity Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Capital Markets: 5.42%
E*TRADE Financial Corporation †	864,555	$45,294,036
Intercontinental Exchange Incorporated	429,646	32,176,189
S&P Global Incorporated	111,673	21,819,787

		99,290,012

Insurance: 4.79%
Chubb Limited	261,233	34,911,178
Marsh & McLennan Companies Incorporated	326,657	27,021,067
Willis Towers Watson plc	184,007	25,933,947

		87,866,192

Health Care: 18.30%

Biotechnology: 2.18%
Alexion Pharmaceuticals Incorporated †	107,955	15,006,825
Celgene Corporation †	279,365	25,000,374

		40,007,199

Health Care Equipment & Supplies: 6.25%
LivaNova plc †	494,097	61,253,205
Medtronic plc	308,505	30,347,637
Zimmer Biomet Holdings Incorporated	175,388	23,058,260

		114,659,102

Health Care Providers & Services: 1.43%
Cigna Corporation	125,499	26,135,167

Life Sciences Tools & Services: 4.89%
Agilent Technologies Incorporated	341,483	24,088,211
Bio-Rad Laboratories Incorporated Class A †	119,306	37,341,585
Thermo Fisher Scientific Incorporated	115,799	28,264,220

		89,694,016

Pharmaceuticals: 3.55%
Mylan NV †	625,992	22,911,307
Novartis AG ADR	489,201	42,149,558

		65,060,865

Industrials: 13.01%

Aerospace & Defense: 5.40%
Airbus SE	314,561	39,509,629
Lockheed Martin Corporation	104,612	36,191,568
Safran SA	165,996	23,262,479

		98,963,676

Airlines: 2.08%
Alaska Air Group Incorporated	280,580	19,320,739
Delta Air Lines Incorporated	324,904	18,789,198

		38,109,937

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Opportunity Fund	13

Security name	Shares	Value

Building Products: 1.32%
Fortune Brands Home & Security Incorporated	462,645	$24,224,092

Commercial Services & Supplies: 1.26%
Republic Services Incorporated	318,168	23,118,087

Machinery: 2.95%
Gardner Denver Holdings Incorporated †	939,422	26,623,219
The Timken Company	552,216	27,527,968

		54,151,187

Information Technology: 17.77%

Electronic Equipment, Instruments & Components: 1.66%
Amphenol Corporation Class A	323,044	30,372,597

IT Services: 4.32%
Fidelity National Information Services Incorporated	276,445	30,151,856
MasterCard Incorporated Class A	220,415	49,066,583

		79,218,439

Semiconductors & Semiconductor Equipment: 3.12%
Marvell Technology Group Limited	1,090,209	21,041,034
Texas Instruments Incorporated	336,454	36,098,150

		57,139,184

Software: 6.33%
Oracle Corporation	756,088	38,983,897
Red Hat Incorporated †	134,335	18,307,174
Salesforce.com Incorporated †	370,145	58,864,159

		116,155,230

Technology Hardware, Storage & Peripherals: 2.34%
Apple Incorporated	190,206	42,937,102

Materials: 4.01%

Chemicals: 1.69%
The Sherwin-Williams Company	67,980	30,945,176

Metals & Mining: 2.32%
Goldcorp Incorporated	1,681,652	17,152,850
Steel Dynamics Incorporated	561,556	25,376,716

		42,529,566

Real Estate: 2.78%

Equity REITs: 2.78%
American Tower Corporation	157,722	22,917,007
Equinix Incorporated	64,847	28,071,618

		50,988,625

Total Common Stocks (Cost $1,269,896,325)		1,820,990,560

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Opportunity Fund	Portfolio of investments—September 30, 2018

Security name	Yield	Shares	Value

Short-Term Investments: 0.82%

Investment Companies: 0.82%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.99%	15,041,392	$15,041,392

Total Short-Term Investments (Cost $15,041,392)			15,041,392

Total investments in securities (Cost $1,284,937,717)	100.12%	1,836,031,952
Other assets and liabilities, net	(0.12)	(2,126,885)

Total net assets	100.00%	$1,833,905,067

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC *	17,482,656	183,490,765	200,973,421	0	$0	$0	$50,931	$0
Wells Fargo Government Money Market Fund Select Class	59,194,191	338,233,348	382,386,147	15,041,392	0	0	322,678	15,041,392

					$0	$0	$373,609	$15,041,392	0.82%

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2018	Wells Fargo Opportunity Fund	15

Assets
Investments in unaffiliated securities, at value (cost $1,269,896,325)	$1,820,990,560
Investments in affiliated securities, at value (cost $15,041,392)	15,041,392
Receivable for investments sold	857,970
Receivable for Fund shares sold	256,561
Receivable for dividends	1,712,210
Prepaid expenses and other assets	34,155

Total assets	1,838,892,848

Liabilities
Payable for investments purchased	1,920,501
Payable for Fund shares redeemed	1,103,489
Management fee payable	1,058,846
Shareholder servicing fees payable	371,041
Administration fees payable	298,797
Distribution fee payable	19,553
Accrued expenses and other liabilities	215,554

Total liabilities	4,987,781

Total net assets	$1,833,905,067

NET ASSETS CONSIST OF
Paid-in capital	$1,109,312,819
Total distributable earnings	724,592,248

Total net assets	$1,833,905,067

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,528,852,345
Shares outstanding – Class A1	33,010,965
Net asset value per share – Class A	$46.31
Maximum offering price per share – Class A2	$49.14
Net assets – Class C	$31,381,123
Shares outstanding – Class C1	722,553
Net asset value per share – Class C	$43.43
Net assets – Administrator Class	$244,109,903
Shares outstanding – Administrator Class[1]	4,833,779
Net asset value per share – Administrator Class	$50.50
Net assets – Institutional Class	$29,561,696
Shares outstanding – Institutional Class[1]	574,048
Net asset value per share – Institutional Class	$51.50

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Opportunity Fund	Statement of operations—year ended September 30, 2018

Investment income
Dividends (net of foreign withholding taxes of $374,238)	$21,292,522
Income from affiliated securities	373,609

Total investment income	21,666,131

Expenses
Management fee	13,086,328
Administration fees
Class A	3,176,943
Class C	68,684
Administrator Class	312,631
Institutional Class	39,037
Shareholder servicing fees
Class A	3,782,075
Class C	81,767
Administrator Class	600,656
Distribution fee
Class C	245,301
Custody and accounting fees	94,840
Professional fees	51,677
Registration fees	89,453
Shareholder report expenses	156,848
Trustees’ fees and expenses	17,043
Other fees and expenses	33,025

Total expenses	21,836,308
Less: Fee waivers and/or expense reimbursements	(337,405)

Net expenses	21,498,903

Net investment income	167,228

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	178,981,131
Net change in unrealized gains (losses) on investments	78,123,312

Net realized and unrealized gains (losses) on investments	257,104,443

Net increase in net assets resulting from operations	$257,271,671

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Opportunity Fund	17

	Year ended September 30, 2018		Year ended September 30, 2017[1]

Operations
Net investment income		$167,228		$2,151,448
Net realized gains on investments		178,981,131		215,325,821
Net change in unrealized gains (losses) on investments		78,123,312		48,036,389

Net increase in net assets resulting from operations		257,271,671		265,513,658

Distributions to shareholders
Class A		(187,514,177)		(88,341,329)
Class B		N/A		(69,785)[2]
Class C		(4,256,830)		(2,126,589)
Administrator Class		(27,907,658)		(13,307,594)
Institutional Class		(3,553,387)		(1,247,654)

Total distributions to shareholders		(223,232,052)		(105,092,951)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	321,107	14,237,392	431,395	18,572,948
Class B	N/A	N/A	104 [2]	4,292 [2]
Class C	7,752	322,067	18,274	754,023
Administrator Class	81,574	3,929,312	90,883	4,235,879
Institutional Class	160,930	7,973,373	375,768	17,731,095

		26,462,144		41,298,237

Reinvestment of distributions
Class A	4,280,718	182,109,847	2,058,839	86,052,018
Class B	N/A	N/A	1,720 [2]	68,785 [2]
Class C	104,852	4,191,994	49,931	1,986,269
Administrator Class	566,744	26,279,904	278,197	12,532,938
Institutional Class	69,002	3,263,351	24,783	1,134,964

		215,845,096		101,774,974

Payment for shares redeemed
Class A	(3,871,565)	(173,423,798)	(4,097,274)	(176,512,570)
Class B	N/A	N/A	(44,500)[2]	(1,816,478)[2]
Class C	(150,655)	(6,331,672)	(175,866)	(7,256,150)
Administrator Class	(614,100)	(29,945,551)	(602,797)	(27,931,325)
Institutional Class	(246,531)	(12,279,582)	(187,341)	(8,851,083)

		(221,980,603)		(222,367,606)

Net increase (decrease) in net assets resulting from capital share transactions		20,326,637		(79,294,395)

Total increase in net assets		54,366,256		81,126,312

Net assets
Beginning of period		1,779,538,811		1,698,412,499

End of period		$1,833,905,067		$1,779,538,811

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and to disaggregate distributions to shareholders between distributions from net investment income and distributions from realized gains. Undistributed net investment income at September 30, 2017 was $7,274,751. The disaggregated distributions information for the year ended September 30, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from October 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$45.83	$41.86	$43.35	$49.56	$46.23
Net investment income (loss)	(0.01)[1]	0.04	0.13 [1]	0.64	(0.07)
Net realized and unrealized gains (losses) on investments	6.41	6.60	4.72	(1.52)	6.46

Total from investment operations	6.40	6.64	4.85	(0.88)	6.39
Distributions to shareholders from
Net investment income	(0.17)	(0.13)	(0.57)	0.00	0.00
Net realized gains	(5.75)	(2.54)	(5.77)	(5.33)	(3.06)

Total distributions to shareholders	(5.92)	(2.67)	(6.34)	(5.33)	(3.06)
Net asset value, end of period	$46.31	$45.83	$41.86	$43.35	$49.56
Total return[2]	15.16%	16.49%	12.46%	(2.27)%	14.35%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.21%	1.21%	1.24%	1.26%
Net expenses	1.20%	1.21%	1.21%	1.22%	1.22%
Net investment income (loss)	(0.01)%	0.11%	0.33%	1.30%	(0.13)%
Supplemental data
Portfolio turnover rate	30%	43%	34%	42%	32%
Net assets, end of period (000s omitted)	$1,528,852	$1,479,457	$1,418,614	$390,154	$442,840

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Opportunity Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$43.46	$39.99	$41.60	$48.10	$45.27
Net investment income (loss)	(0.43)	(0.26)[1]	(0.16)[1]	0.26	(0.42)[1]
Net realized and unrealized gains (losses) on investments	6.15	6.27	4.51	(1.43)	6.31

Total from investment operations	5.72	6.01	4.35	(1.17)	5.89
Distributions to shareholders from
Net investment income	0.00	0.00	(0.19)	0.00	0.00
Net realized gains	(5.75)	(2.54)	(5.77)	(5.33)	(3.06)

Total distributions to shareholders	(5.75)	(2.54)	(5.96)	(5.33)	(3.06)
Net asset value, end of period	$43.43	$43.46	$39.99	$41.60	$48.10
Total return[2]	14.31%	15.62%	11.62%	(3.01)%	13.48%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.96%	1.96%	1.99%	2.01%
Net expenses	1.95%	1.96%	1.96%	1.97%	1.97%
Net investment income (loss)	(0.76)%	(0.64)%	(0.40)%	0.55%	(0.88)%
Supplemental data
Portfolio turnover rate	30%	43%	34%	42%	32%
Net assets, end of period (000s omitted)	$31,381	$33,057	$34,721	$37,196	$42,940

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$49.45	$44.93	$46.11	$52.27	$48.50
Net investment income	0.07	0.15 [1]	0.24 [1]	0.79	0.08
Net realized and unrealized gains (losses) on investments	6.97	7.09	5.04	(1.62)	6.75

Total from investment operations	7.04	7.24	5.28	(0.83)	6.83
Distributions to shareholders from
Net investment income	(0.24)	(0.18)	(0.69)	0.00	0.00
Net realized gains	(5.75)	(2.54)	(5.77)	(5.33)	(3.06)

Total distributions to shareholders	(5.99)	(2.72)	(6.46)	(5.33)	(3.06)
Net asset value, end of period	$50.50	$49.45	$44.93	$46.11	$52.27
Total return	15.38%	16.74%	12.68%	(2.04)%	14.60%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.13%	1.13%	1.10%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.19%	0.31%	0.56%	1.52%	0.09%
Supplemental data
Portfolio turnover rate	30%	43%	34%	42%	32%
Net assets, end of period (000s omitted)	$244,110	$237,315	$226,140	$223,281	$253,121

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Opportunity Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$50.30	$45.63	$46.76	$52.82	$48.86
Net investment income	0.22	0.22 [1]	0.35 [1]	0.92 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	7.08	7.25	5.12	(1.65)	6.83

Total from investment operations	7.30	7.47	5.47	(0.73)	7.02
Distributions to shareholders from
Net investment income	(0.35)	(0.26)	(0.83)	0.00	0.00
Net realized gains	(5.75)	(2.54)	(5.77)	(5.33)	(3.06)

Total distributions to shareholders	(6.10)	(2.80)	(6.60)	(5.33)	(3.06)
Net asset value, end of period	$51.50	$50.30	$45.63	$46.76	$52.82
Total return	15.69%	17.02%	12.97%	(1.81)%	14.89%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.88%	0.88%	0.83%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.44%	0.47%	0.79%	1.79%	0.36%
Supplemental data
Portfolio turnover rate	30%	43%	34%	42%	32%
Net assets, end of period (000s omitted)	$29,562	$29,709	$17,222	$11,906	$29,335

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Opportunity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions.

Notes to financial statements	Wells Fargo Opportunity Fund	23

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

24	Wells Fargo Opportunity Fund	Notes to financial statements

As of September 30, 2018, the aggregate cost of all investments for federal income tax purposes was $1,287,737,166 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$598,377,476
Gross unrealized losses	(50,082,690)
Net unrealized gains	$548,294,786

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Communication services	$158,067,131	$0	$0	$158,067,131
Consumer discretionary	155,691,613	0	0	155,691,613
Consumer staples	47,181,350	0	0	47,181,350
Energy	147,560,987	0	0	147,560,987
Financials	288,080,232	0	0	288,080,232
Health care	335,556,349	0	0	335,556,349
Industrials	238,566,979	0	0	238,566,979
Information technology	325,822,552	0	0	325,822,552
Materials	73,474,742	0	0	73,474,742
Real estate	50,988,625	0	0	50,988,625

Short-term investments
Investment companies	15,041,392	0	0	15,041,392
Total assets	$1,836,031,952	$0	$0	$1,836,031,952

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At September 30, 2018, the Fund did not have any transfers into/out of Level 3.

Notes to financial statements	Wells Fargo Opportunity Fund	25

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2018, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.21% for Class A shares, 1.96% for Class C shares, 1.00% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2018, Funds Distributor received $4,061 from the sale of Class A shares and $21 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

26	Wells Fargo Opportunity Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2018 were $543,465,613 and $699,870,316, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year ended September 30
	2018	2017
Ordinary income	$32,866,802	$8,715,519
Long-term capital gain	190,365,250	96,377,432

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$20,040,545	$156,360,551	$548,294,786

Beginning October 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended September 30, 2017 were as follows:

	Net investment income		Net realized gains
Class A	$4,495,053		$83,846,276
Class B	0	*	69,785	*
Class C	0		2,126,589
Administrator Class	942,123		12,365,471
Institutional Class	123,346		1,124,308

*	For the period from October 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Opportunity Fund	27

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

28	Wells Fargo Opportunity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Opportunity Fund (the “Fund”), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 26, 2018

Other information (unaudited)	Wells Fargo Opportunity Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 47.77% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $190,365,250 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $26,987,895 of income dividends paid during the fiscal year ended September 30, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2018, $25,489,182 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Opportunity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Opportunity Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32	Wells Fargo Opportunity Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 76 funds in the Fund Complex.
[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Opportunity Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Opportunity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Opportunity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34	Wells Fargo Opportunity Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 3000 Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s performance relative to the Universe.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the expense Group for Administrator Class, but higher than the sum of these average rates for the expense Groups for Class A and Institutional Class. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce the management fees paid by the Fund to Funds Management.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Opportunity Fund	35

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce the management fees paid by the Fund to Funds Management.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Opportunity Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Opportunity Fund	37
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

38	Wells Fargo Opportunity Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

317294 11-18 A232/AR232 09-18

Annual Report

September 30, 2018

Wells Fargo Special Mid Cap Value Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Special Mid Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Economic growth and stock markets globally diverged beginning early in 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Special Mid Cap Value Fund for the 12-month period that ended September 30, 2018. A strong fourth-quarter performance for equity and fixed-income markets closed 2017. Economic growth and stock markets globally diverged beginning early in 2018. For fixed-income investors, taxable bond returns were restrained in a rising-rate environment while high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 17.91% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.76%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.22% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.45%. The Bloomberg Barclays Municipal Bond Index6 added 0.35%, and the ICE BofAML U.S. High Yield Index7 was up 2.94%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases generally benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Special Mid Cap Value Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the third quarter of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71%, while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the range for the federal funds rate from 1.75% to 2.00%, then again in September from 2.00% to 2.25%. Observers expected at least one more rate increase before the end of 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.05% and 3.19%, respectively, on September 30, 2018, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Special Mid Cap Value Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Special Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA®

Bryant VanCronkhite, CFA®, CPA

Average annual total returns (%) as of September 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFPAX)	7-31-2007	(1.52)	8.65	10.72	4.50	9.95	11.38	1.18	1.18
Class C (WFPCX)	7-31-2007	2.72	9.13	10.55	3.72	9.13	10.55	1.93	1.93
Class R (WFHHX)	9-30-2015	–	–	–	4.23	9.67	11.12	1.43	1.43
Class R6 (WFPRX)	6-28-2013	–	–	–	4.95	10.44	11.85	0.75	0.75
Administrator Class (WFMDX)	4-8-2005	–	–	–	4.58	10.06	11.51	1.10	1.10
Institutional Class (WFMIX)	4-8-2005	–	–	–	4.84	10.34	11.80	0.85	0.85
Russell Midcap® Value Index[4]	–	–	–	–	8.81	10.72	11.29	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Special Mid Cap Value Fund	7

Growth of $10,000 investment as of September 30, 2018[5]

[1]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns for Class R6 shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through January 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.19% for Class A, 1.94% for Class C, 1.44% for Class R, 0.76% for Class R6, 1.11% for Administrator Class, and 0.85% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Special Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2018.

∎	Detractors from performance included stock selection in the consumer staples and energy sectors.

∎	Contributors to performance included stock selection in the health care and consumer discretionary sectors.

Investors remained optimistic of future growth.

Over the 12-month period, the U.S. stock market produced solid returns, primarily driven by confidence in the economic backdrop and strong corporate earnings growth supported by tax reform. Some risks to future market returns have begun to emerge, such as heighted trade tensions, increasing inflation, and a rising interest rate environment. Mid-cap value stocks, along with the overall stock market, have continued to show resiliency as investors have remained optimistic.

Our bottom-up process is designed to find companies that can control their own destiny, via their clear competitive advantages, strong and sustainable free cash flows, and flexible balance sheets that can be used to grow shareholder value regardless of the macro environment.

We made modest changes to sector weightings.

Our stock-selection process is predominantly driven by our bottom-up stock selection; this process led to modest changes to the Fund’s sector weightings during the period. We maintained overweights to the industrials and materials sectors as they continued to offer an attractive set of companies that, in our view, potentially create unique reward/risk opportunities. The Fund added to its overweight in the health care sector through several new positions that presented attractive entry points and long-term prospects. The Fund’s overweight to the information technology (IT) sector narrowed over the 12-month period, partly because we trimmed positions as valuations moved higher and individual reward/risk ratios decreased. We reduced the Fund’s exposure to the consumer staples sector to an underweight position as we uncovered potentially stronger value-creation opportunities within other sectors.

Stock selection in the consumer staples and energy sectors detracted from the Fund’s performance.

Consumer staples holding TreeHouse Foods, Incorporated, was the Fund’s largest detractor over the period. A manufacturer of private-label food and beverage products, TreeHouse Foods continued to face challenges including higher inflation, lower volume growth, complications with integrating acquisitions, and a need to increase investment in its packaging solutions. The Fund exited the position in the company during the period, as we believed many of these headwinds would continue. Within the energy sector, the Fund’s exposure to oil and gas producer Cimarex Energy Company detracted from performance as the market became overly focused on the lack of takeaway capacity out of the Permian Basin, one of the key areas where Cimarex operates. We view this as a short-term issue and believe the company’s strong acreage and quality balance sheet will result in long-term prospects coming to fruition.

Ten largest holdings (%) as of September 30, 2018[6]
Jacobs Engineering Group Incorporated	2.99
Sealed Air Corporation	2.62
Brown & Brown Incorporated	2.59
Ameren Corporation	2.58
Kansas City Southern	2.58
Loews Corporation	2.44
Fidelity National Information Services Incorporated	2.36
Molson Coors Brewing Company Class B	2.29
Republic Services Incorporated	2.26
American Electric Power Company Incorporated	2.26

Stock selection in the health care and consumer discretionary sectors benefited the Fund’s performance.

Within the health care sector, insurance provider Humana Incorporated was a positive contributor to the Fund’s performance. The company continues to allocate capital to its Medicare Advantage business, which has allowed for competitive pricing and improved market share. Humana’s strong balance sheet fortifies its unique competitive position and helped the company expand in favorable markets. In consumer discretionary, department store operator Kohl’s Corporation significantly contributed to the Fund’s performance. The company has executed on a number of initiatives throughout the year that have helped drive strong same-store sales and margin expansion. We are attracted to the long-term value Kohl’s has created but continue to monitor the position’s reward/risk valuation.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Special Mid Cap Value Fund	9

Sector distribution as of September 30, 2018[7]

Our outlooks for the Fund and our process remain positive.

As we look toward the end of 2018, we see numerous forces at play that could bring increased volatility. Equity investors continue to balance persistent economic strength with ongoing trade tensions and rising interest rates. The November midterm elections and December U.S. Federal Reserve meetings will be watched closely and could have significant influences on the markets. We are not experts in forecasting macro events or the direction of the market; however, it is commonly the sources of macro-driven volatility such as political, interest rates, input-cost pressure, regulatory changes, or investing style factors that create inefficiencies in individual stock prices. We believe it is prudent to manage downside risks, and we will continue to invest in companies that we believe have taken steps to control their own destiny.

We believe our team’s fundamental analysis, risk management, and active investment process are well suited to take advantage of new opportunities as the stock market evolves. While volatility may increase, we look to the strong balance sheets and stable cash flows of the companies within the Fund to support consistent long-term performance. We maintain a favorable outlook for the portfolio as we enter the calendar-year fourth quarter of 2018.

Please see footnotes on page 7.

10	Wells Fargo Special Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2018	Ending account value 9-30-2018	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,033.82	$5.86	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.82	1.15%
Class C
Actual	$1,000.00	$1,030.03	$9.66	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.55	$9.60	1.90%
Class R
Actual	$1,000.00	$1,032.53	$7.13	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08	1.40%
Class R6
Actual	$1,000.00	$1,036.17	$3.67	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65	0.72%
Administrator Class
Actual	$1,000.00	$1,034.35	$5.45	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.72	$5.41	1.07%
Institutional Class
Actual	$1,000.00	$1,035.40	$4.18	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15	0.82%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2018	Wells Fargo Special Mid Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 97.44%

Consumer Discretionary: 5.40%

Auto Components: 0.91%
Aptiv plc	936,400	$78,563,960

Hotels, Restaurants & Leisure: 1.20%
The Wendy’s Company	6,028,100	103,321,634

Household Durables: 1.65%
Mohawk Industries Incorporated †	813,700	142,682,295

Multiline Retail: 1.64%
Kohl’s Corporation	1,906,000	142,092,300

Consumer Staples: 3.90%

Beverages: 2.29%
Molson Coors Brewing Company Class B	3,213,676	197,641,074

Household Products: 1.61%
Church & Dwight Company Incorporated	748,200	44,420,634
Spectrum Brands Holdings Incorporated	1,273,600	95,163,392

		139,584,026

Energy: 8.20%

Energy Equipment & Services: 2.38%
National Oilwell Varco Incorporated	2,151,400	92,682,312
Patterson-UTI Energy Incorporated	6,642,000	113,644,620

		206,326,932

Oil, Gas & Consumable Fuels: 5.82%
Anadarko Petroleum Corporation	2,410,400	162,485,064
Cimarex Energy Company	1,723,500	160,182,090
Hess Corporation	1,952,800	139,781,424
WPX Energy Incorporated †	2,023,900	40,720,868

		503,169,446

Financials: 18.08%

Banks: 4.94%
Fifth Third Bancorp	3,584,500	100,079,240
PacWest Bancorp	2,865,007	136,517,584
Regions Financial Corporation	6,159,500	113,026,825
Zions Bancorporation	1,554,100	77,938,115

		427,561,764

Capital Markets: 1.64%
Northern Trust Corporation	1,384,200	141,368,346

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Special Mid Cap Value Fund	Portfolio of investments—September 30, 2018

Security name	Shares	Value

Insurance: 11.50%
Arch Capital Group Limited †	5,475,908	$163,236,817
Brown & Brown Incorporated	7,565,800	223,720,706
Fidelity National Financial Incorporated	3,433,814	135,120,581
Loews Corporation	4,202,600	211,096,598
The Allstate Corporation	1,357,300	133,965,510
Willis Towers Watson plc	906,400	127,748,016

		994,888,228

Health Care: 9.97%

Health Care Equipment & Supplies: 5.04%
Hologic Incorporated †	1,382,100	56,638,458
Steris plc	971,800	111,173,920
Varian Medical Systems Incorporated †	1,137,300	127,297,989
Zimmer Biomet Holdings Incorporated	1,070,300	140,712,341

		435,822,708

Health Care Providers & Services: 3.34%
AmerisourceBergen Corporation	731,400	67,449,708
Humana Incorporated	429,000	145,225,080
Universal Health Services Incorporated Class B	597,800	76,422,752

		289,097,540

Life Sciences Tools & Services: 1.59%
Charles River Laboratories International Incorporated †	1,019,100	137,109,714

Industrials: 19.41%

Aerospace & Defense: 2.45%
Arconic Incorporated	1,997,500	43,964,975
Harris Corporation	993,100	168,042,451

		212,007,426

Building Products: 1.55%
Owens Corning Incorporated	2,475,730	134,357,867

Commercial Services & Supplies: 3.51%
Republic Services Incorporated	2,695,875	195,882,278
Stericycle Incorporated †	1,831,300	107,460,684

		303,342,962

Construction & Engineering: 2.99%
Jacobs Engineering Group Incorporated	3,385,043	258,955,790

Electrical Equipment: 1.02%
Acuity Brands Incorporated	563,600	88,597,920

Industrial Conglomerates: 1.22%
Carlisle Companies Incorporated	865,000	105,357,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Special Mid Cap Value Fund	13

Security name	Shares	Value

Machinery: 3.23%
Cummins Incorporated	656,800	$95,938,776
Deere & Company	583,300	87,687,489
Stanley Black & Decker Incorporated	651,000	95,332,440

		278,958,705

Road & Rail: 3.44%
Kansas City Southern	1,966,700	222,787,776
Ryder System Incorporated	1,021,100	74,611,777

		297,399,553

Information Technology: 9.18%

IT Services: 6.37%
Amdocs Limited	2,374,100	156,643,118
Euronet Worldwide Incorporated †	1,259,600	126,237,112
Fidelity National Information Services Incorporated	1,873,500	204,342,645
Leidos Holdings Incorporated	923,100	63,841,596

		551,064,471

Semiconductors & Semiconductor Equipment: 0.61%
Analog Devices Incorporated	518,700	47,959,002
MKS Instruments Incorporated	55,000	4,408,250

		52,367,252

Software: 0.70%
Check Point Software Technologies Limited †	511,100	60,141,137

Technology Hardware, Storage & Peripherals: 1.50%
NCR Corporation †	4,576,020	130,004,728

Materials: 8.46%

Chemicals: 2.56%
International Flavors & Fragrances Incorporated	357,400	49,721,488
PPG Industries Incorporated	1,567,500	171,061,275

		220,782,763

Construction Materials: 0.37%
Eagle Materials Incorporated	376,300	32,075,812

Containers & Packaging: 5.53%
International Paper Company	2,739,200	134,631,680
Packaging Corporation of America	1,064,713	116,788,369
Sealed Air Corporation	5,652,500	226,947,875

		478,367,924

Real Estate: 5.90%

Equity REITs: 4.24%
American Campus Communities Incorporated	3,179,585	130,871,719
Invitation Homes Incorporated	5,655,628	129,570,437
Mid-America Apartment Communities Incorporated	1,063,300	106,521,394

		366,963,550

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Special Mid Cap Value Fund	Portfolio of investments—September 30, 2018

Security name		Shares	Value

Real Estate Management & Development: 1.66%
CBRE Group Incorporated Class A †		3,256,000	$143,589,600

Utilities: 8.94%

Electric Utilities: 4.16%
American Electric Power Company Incorporated		2,759,560	195,597,613
FirstEnergy Corporation		2,992,700	111,238,658
PG&E Corporation		1,143,700	52,621,637

			359,457,908

Multi-Utilities: 2.58%
Ameren Corporation		3,531,850	223,283,557

Water Utilities: 2.20%
American Water Works Company Incorporated		2,168,700	190,780,539

Total Common Stocks (Cost $7,220,376,437)			8,427,086,431

	Yield
Short-Term Investments: 2.12%

Investment Companies: 2.12%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.99%	183,466,427	183,466,427

Total Short-Term Investments (Cost $183,466,427)			183,466,427

Total investments in securities (Cost $7,403,842,864)	99.56%	8,610,552,858
Other assets and liabilities, net	0.44	37,800,230

Total net assets	100.00%	$8,648,353,088

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2018	Wells Fargo Special Mid Cap Value Fund	15

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC *	131,645,898	1,030,113,945	1,161,759,843	0	$4,812	$0	$519,943	$0
Wells Fargo Government Money Market Fund Select Class	450,420,430	1,750,004,853	2,016,958,856	183,466,427	0	0	5,500,064	183,466,427

					$4,812	$0	$6,020,007	$183,466,427	2.12%

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Special Mid Cap Value Fund	Statement of assets and liabilities—September 30, 2018

Assets
Investments in unaffiliated securities, at value (cost $7,220,376,437)	$8,427,086,431
Investments in affiliated securities, at value (cost $183,466,427)	183,466,427
Receivable for investments sold	32,737,602
Receivable for Fund shares sold	19,347,816
Receivable for dividends	8,797,549

Total assets	8,671,435,825

Liabilities
Payable for Fund shares redeemed	10,819,698
Payable for investments purchased	4,939,239
Management fee payable	4,784,094
Administration fees payable	890,810
Distribution fees payable	115,164
Accrued expenses and other liabilities	1,533,732

Total liabilities	23,082,737

Total net assets	$8,648,353,088

NET ASSETS CONSIST OF
Paid-in capital	$7,284,199,351
Total distributable earnings	1,364,153,737

Total net assets	$8,648,353,088

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,038,883,480
Shares outstanding – Class A1	27,633,826
Net asset value per share – Class A	$37.59
Maximum offering price per share – Class A2	$39.88
Net assets – Class C	$174,838,714
Shares outstanding – Class C1	4,854,359
Net asset value per share – Class C	$36.02
Net assets – Class R	$24,575,160
Shares outstanding – Class R1	645,260
Net asset value per share – Class R	$38.09
Net assets – Class R6	$1,493,786,550
Shares outstanding – Class R6[1]	38,632,575
Net asset value per share – Class R6	$38.67
Net assets – Administrator Class	$978,368,232
Shares outstanding – Administrator Class[1]	25,588,306
Net asset value per share – Administrator Class	$38.23
Net assets – Institutional Class	$4,937,900,952
Shares outstanding – Institutional Class[1]	127,893,898
Net asset value per share – Institutional Class	$38.61

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2018	Wells Fargo Special Mid Cap Value Fund	17

Investment income
Dividends	$127,138,991
Income from affiliated securities	6,020,007

Total investment income	133,158,998

Expenses
Management fee	57,101,768
Administration fees
Class A	2,279,630
Class C	397,386
Class R	44,749
Class R6	385,383
Administrator Class	1,507,314
Institutional Class	6,255,489
Shareholder servicing fees
Class A	2,713,845
Class C	473,079
Class R	53,273
Administrator Class	2,893,591
Distribution fees
Class C	1,419,236
Class R	53,273
Custody and accounting fees	265,378
Professional fees	44,867
Registration fees	601,562
Shareholder report expenses	1,197,450
Trustees’ fees and expenses	20,313
Other fees and expenses	44,873

Total expenses	77,752,459

Net investment income	55,406,539

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	170,027,397
Affiliated securities	4,812

Net realized gains on investments	170,032,209
Net change in unrealized gains (losses) on investments	160,007,260

Net realized and unrealized gains (losses) on investments	330,039,469

Net increase in net assets resulting from operations	$385,446,008

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Special Mid Cap Value Fund	Statement of changes in net assets

	Year ended September 30, 2018		Year ended September 30, 2017[1]

Operations
Net investment income		$55,406,539		$69,856,974
Net realized gains on investments		170,032,209		263,905,671
Net change in unrealized gains (losses) on investments		160,007,260		507,582,662

Net increase in net assets resulting from operations		385,446,008		841,345,307

Distributions to shareholders
Class A		(44,792,710)		(15,990,832)
Class C		(7,147,489)		(796,996)
Class R		(758,370)		(36,238)
Class R6		(46,138,407)		(6,717,311)
Administrator Class		(48,230,988)		(10,625,243)
Institutional Class		(209,509,970)		(38,727,254)

Total distributions to shareholders		(356,577,934)		(72,893,874)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,052,054	299,880,019	13,154,908	465,537,737
Class C	955,547	34,325,290	2,711,868	92,767,956
Class R	449,380	17,074,096	375,826	13,756,543
Class R6	21,764,043	834,124,233	15,662,932	576,145,190
Administrator Class	9,533,075	364,176,209	11,300,924	409,573,144
Institutional Class	44,252,567	1,696,256,312	73,476,646	2,698,093,386

		3,245,836,159		4,255,873,956

Reinvestment of distributions
Class A	1,134,296	42,153,674	430,399	15,319,605
Class C	190,448	6,787,622	21,636	747,041
Class R	20,056	757,010	1,001	36,238
Class R6	1,188,583	45,410,964	184,501	6,716,950
Administrator Class	1,273,292	48,143,405	293,544	10,613,440
Institutional Class	5,050,159	192,715,031	939,200	34,186,140

		335,967,706		67,619,414

Payment for shares redeemed
Class A	(10,111,787)	(376,581,084)	(26,185,672)	(938,590,776)
Class C	(1,618,894)	(57,851,833)	(1,041,925)	(35,763,015)
Class R	(205,099)	(7,778,102)	(48,532)	(1,793,289)
Class R6	(7,858,969)	(300,909,538)	(3,316,560)	(121,702,544)
Administrator Class	(15,565,814)	(589,131,375)	(6,021,913)	(218,649,630)
Institutional Class	(40,848,909)	(1,566,068,850)	(23,386,735)	(854,924,224)

		(2,898,320,782)		(2,171,423,478)

Net increase in net assets resulting from capital share transactions		683,483,083		2,152,069,892

Total increase in net assets		712,351,157		2,920,521,325

Net assets
Beginning of period		7,936,001,931		5,015,480,606

End of period		$8,648,353,088		$7,936,001,931

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and to disaggregate distributions to shareholders between distributions from net investment income and distributions from realized gains. Undistributed net investment income at September 30, 2017 was $56,598,980. The disaggregated distributions information for the year ended September 30, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$37.49	$33.12	$29.91	$32.68	$30.36
Net investment income	0.15	0.33	0.19	0.25	0.12 [1]
Net realized and unrealized gains (losses) on investments	1.50	4.42	4.23	0.07	4.47

Total from investment operations	1.65	4.75	4.42	0.32	4.59
Distributions to shareholders from
Net investment income	(0.23)	(0.19)	(0.08)	(0.18)	(0.09)
Net realized gains	(1.32)	(0.19)	(1.13)	(2.91)	(2.18)

Total distributions to shareholders	(1.55)	(0.38)	(1.21)	(3.09)	(2.27)
Net asset value, end of period	$37.59	$37.49	$33.12	$29.91	$32.68
Total return[2]	4.50%	14.41%	15.34%	0.69%	15.70%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.18%	1.19%	1.25%	1.28%
Net expenses	1.15%	1.18%	1.19%	1.24%	1.25%
Net investment income	0.40%	0.78%	0.82%	0.85%	0.38%
Supplemental data
Portfolio turnover rate	37%	46%	30%	58%	58%
Net assets, end of period (000s omitted)	$1,038,883	$1,070,690	$1,363,213	$509,386	$110,219

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$36.03	$31.91	$29.00	$31.82	$29.73
Net investment income (loss)	(0.14)	0.06	0.03	0.02 [1]	(0.04)
Net realized and unrealized gains (losses) on investments	1.46	4.26	4.02	0.07	4.31

Total from investment operations	1.32	4.32	4.05	0.09	4.27
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	(0.01)	0.00	0.00
Net realized gains	(1.32)	(0.19)	(1.13)	(2.91)	(2.18)

Total distributions to shareholders	(1.33)	(0.20)	(1.14)	(2.91)	(2.18)
Net asset value, end of period	$36.02	$36.03	$31.91	$29.00	$31.82
Total return[2]	3.72%	13.56%	14.47%	(0.05)%	14.86%
Ratios to average net assets (annualized)
Gross expenses	1.90%	1.92%	1.94%	2.00%	2.03%
Net expenses	1.90%	1.92%	1.94%	1.99%	2.00%
Net investment income (loss)	(0.35)%	0.14%	0.03%	0.08%	(0.38)%
Supplemental data
Portfolio turnover rate	37%	46%	30%	58%	58%
Net assets, end of period (000s omitted)	$174,839	$191,954	$116,022	$63,431	$29,217

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R	2018	2017	2016	2015[1]
Net asset value, beginning of period	$38.08	$33.78	$30.70	$30.70
Net investment income	0.09	0.32	0.12 [2]	0.00
Net realized and unrealized gains (losses) on investments	1.49	4.43	4.32	0.00

Total from investment operations	1.58	4.75	4.44	0.00
Distributions to shareholders from
Net investment income	(0.25)	(0.26)	(0.23)	0.00
Net realized gains	(1.32)	(0.19)	(1.13)	0.00

Total distributions to shareholders	(1.57)	(0.45)	(1.36)	0.00
Net asset value, end of period	$38.09	$38.08	$33.78	$30.70
Total return[3]	4.23%	14.13%	15.05%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.42%	1.44%	0.00%
Net expenses	1.40%	1.42%	1.44%	0.00%
Net investment income	0.18%	0.77%	0.37%	0.00%
Supplemental data
Portfolio turnover rate	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$24,575	$14,505	$1,778	$25

[1]	The class commenced operations on September 30, 2015. Information represents activity for the one day of operation.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2018	2017	2016	2015	2014
Net asset value, beginning of period	$38.52	$34.03	$30.71	$33.39	$30.90
Net investment income	0.32 [1]	0.50 [1]	0.38 [1]	0.41 [1]	0.41 [1]
Net realized and unrealized gains (losses) on investments	1.55	4.53	4.30	0.05	4.43

Total from investment operations	1.87	5.03	4.68	0.46	4.84
Distributions to shareholders from
Net investment income	(0.40)	(0.35)	(0.23)	(0.23)	(0.17)
Net realized gains	(1.32)	(0.19)	(1.13)	(2.91)	(2.18)

Total distributions to shareholders	(1.72)	(0.54)	(1.36)	(3.14)	(2.35)
Net asset value, end of period	$38.67	$38.52	$34.03	$30.71	$33.39
Total return	4.95%	14.88%	15.84%	1.14%	16.29%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.74%	0.76%	0.79%	0.80%
Net expenses	0.72%	0.74%	0.76%	0.79%	0.80%
Net investment income	0.85%	1.37%	1.21%	1.26%	1.22%
Supplemental data
Portfolio turnover rate	37%	46%	30%	58%	58%
Net assets, end of period (000s omitted)	$1,493,787	$906,784	$374,557	$105,973	$4,013

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Mid Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$38.12	$33.67	$30.45	$33.14	$30.71
Net investment income	0.18 [1]	0.34 [1]	0.26	0.31 [1]	0.15
Net realized and unrealized gains (losses) on investments	1.52	4.52	4.26	0.05	4.55

Total from investment operations	1.70	4.86	4.52	0.36	4.70
Distributions to shareholders from
Net investment income	(0.27)	(0.22)	(0.17)	(0.14)	(0.09)
Net realized gains	(1.32)	(0.19)	(1.13)	(2.91)	(2.18)

Total distributions to shareholders	(1.59)	(0.41)	(1.30)	(3.05)	(2.27)
Net asset value, end of period	$38.23	$38.12	$33.67	$30.45	$33.14
Total return	4.58%	14.50%	15.42%	0.84%	15.89%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.09%	1.10%	1.12%	1.12%
Net expenses	1.07%	1.09%	1.10%	1.11%	1.12%
Net investment income	0.47%	0.95%	0.88%	0.95%	0.48%
Supplemental data
Portfolio turnover rate	37%	46%	30%	58%	58%
Net assets, end of period (000s omitted)	$978,368	$1,156,796	$834,134	$394,188	$187,968

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$38.47	$34.00	$30.70	$33.38	$30.91
Net investment income	0.26	0.41	0.35 [1]	0.41 [1]	0.24
Net realized and unrealized gains (losses) on investments	1.56	4.58	4.29	0.04	4.57

Total from investment operations	1.82	4.99	4.64	0.45	4.81
Distributions to shareholders from
Net investment income	(0.36)	(0.33)	(0.21)	(0.22)	(0.16)
Net realized gains	(1.32)	(0.19)	(1.13)	(2.91)	(2.18)

Total distributions to shareholders	(1.68)	(0.52)	(1.34)	(3.13)	(2.34)
Net asset value, end of period	$38.61	$38.47	$34.00	$30.70	$33.38
Total return	4.84%	14.76%	15.73%	1.10%	16.17%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.84%	0.86%	0.85%	0.85%
Net expenses	0.82%	0.84%	0.86%	0.85%	0.85%
Net investment income	0.73%	1.24%	1.07%	1.23%	0.81%
Supplemental data
Portfolio turnover rate	37%	46%	30%	58%	58%
Net assets, end of period (000s omitted)	$4,937,901	$4,595,274	$2,325,777	$411,919	$174,989

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Special Mid Cap Value Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided

26	Wells Fargo Special Mid Cap Value Fund	Notes to financial statements

by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2018, the aggregate cost of all investments for federal income tax purposes was $7,412,360,047 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,542,652,918
Gross unrealized losses	(344,460,107)
Net unrealized gains	$1,198,192,811

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Special Mid Cap Value Fund	27

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$466,660,189	$0	$0	$466,660,189
Consumer staples	337,225,100	0	0	337,225,100
Energy	709,496,378	0	0	709,496,378
Financials	1,563,818,338	0	0	1,563,818,338
Health care	862,029,962	0	0	862,029,962
Industrials	1,678,977,223	0	0	1,678,977,223
Information technology	793,577,588	0	0	793,577,588
Materials	731,226,499	0	0	731,226,499
Real estate	510,553,150	0	0	510,553,150
Utilities	773,522,004	0	0	773,522,004

Short-term investments
Investment companies	183,466,427	0	0	183,466,427
Total assets	$8,610,552,858	$0	$0	$8,610,552,858

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At September 30, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2018, the management fee was equivalent to an annual rate of 0.67% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

28	Wells Fargo Special Mid Cap Value Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.19% for Class A shares, 1.94% for Class C shares, 1.44% for Class R shares, 0.76% for Class R6, 1.11% for Administrator Class shares, and 0.85% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2018, the Fund’s expenses were capped at 1.22% for Class A shares, 1.97% for Class C shares, 1.47% for Class R shares, 0.79% for Class R6 shares, 1.14% for Administrator Class shares, and 0.87% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2018, Funds Distributor received $99,674 from the sale of Class A shares and $1,277 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2018 were $3,673,111,271 and $2,990,702,856, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year ended September 30
	2018	2017
Ordinary income	$175,777,950	$52,453,889
Long-term capital gain	180,799,984	20,439,985

Notes to financial statements	Wells Fargo Special Mid Cap Value Fund	29

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$39,551,240	$126,409,671	$1,198,192,811

Beginning October 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended September 30, 2017 were as follows:

	Net investment income	Net realized gains
Class A	$7,950,644	$8,040,188
Class C	22,847	774,149
Class R	20,893	15,345
Class R6	4,366,000	2,351,311
Administrator Class	5,647,481	4,977,762
Institutional Class	24,469,171	14,258,083

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

30	Wells Fargo Special Mid Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Special Mid Cap Value Fund (the “Fund”), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 26, 2018

Other information (unaudited)	Wells Fargo Special Mid Cap Value Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 53.09% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $180,799,984 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $119,341,246 of income dividends paid during the fiscal year ended September 30, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2018, $1,696,165 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2018, $103,323,686 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Special Mid Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Special Mid Cap Value Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34	Wells Fargo Special Mid Cap Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Special Mid Cap Value Fund	35

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Special Mid Cap Value Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Special Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

36	Wells Fargo Special Mid Cap Value Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three-, five- and ten-year periods under review, but lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was higher than the average investment performance of its benchmark index, the Russell Midcap Value Index, for the three-, five-, and ten-year periods under review, but lower than its benchmark index for the one-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the period identified above. The Board took note of the explanations for the relative underperformance during this period, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer term periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class except Administrator Class. The Board noted that the net operating expense ratio caps for the Fund’s Class A, Class C, Class R, Administrator Class, Institutional Class and Class R6 would be reduced.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the expense Groups for each share class except Administrator Class. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce the management fees paid by the Fund to Funds Management, and noted that the net operating expense ratio caps for the Fund’s Class A, Class C, Class R, Administrator Class, Institutional Class and Class R6 would be reduced.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Other information (unaudited)	Wells Fargo Special Mid Cap Value Fund	37

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce the management fees paid by the Fund to Funds Management, and noted that the net operating expense ratio caps for the Fund’s Class A, Class C, Class R, Administrator Class, Institutional Class and Class R6 would be reduced.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo Special Mid Cap Value Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Special Mid Cap Value Fund	39
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

40	Wells Fargo Special Mid Cap Value Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

317295 11-18 A234/AR234 09-18

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended September 30, 2018	Fiscal year ended September 30, 2017
Audit fees	$372,201	$360,232
Audit-related fees	—	—
Tax fees (1)	48,510	46,665
All other fees	—	—

	$420,711	$406,897

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	Andrew Owen

Andrew Owen
President

Date:	November 26, 2018

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	November 26, 2018

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	November 26, 2018